UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5 (d)(2))
☒	Definitive Information Statement

GUARDIAN VARIABLE PRODUCTS TRUST

(Name of Registrant as Specified in Charter)

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GUARDIAN VARIABLE PRODUCTS TRUST

10 Hudson Yards

New York, NY 10001

IMPORTANT NOTICE REGARDING THE INTERNET

AVAILABLITY OF INFORMATION STATEMENT

The Information Statement is available at:

https://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses/

May 27, 2025

You are receiving this notice regarding the internet availability of an information statement (the “Information Statement”) because you are the owner of a variable annuity contract or variable life insurance policy (each, a “Contract”) issued by The Guardian Insurance & Annuity Company, Inc., and some or all of your Contract value is allocated to Guardian Core Fixed Income VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Short Duration Bond VIP Fund, Guardian Total Return Bond VIP Fund, Guardian U.S. Government/Credit VIP Fund (formerly known as Guardian U.S. Government Securities VIP Fund) and Guardian Small Cap Value Diversified VIP Fund (formerly known as Guardian Small Cap Core VIP Fund) (each, a “Fund,” and collectively, the “Funds”), each a series of Guardian Variable Products Trust (the “Trust”). The Information Statement relates to the retention or replacement of sub-advisers (each, a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the Funds and the approval by the Board of Trustees of the Trust (the “Board”) of a sub-advisory agreement between Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment manager, and each Sub-Adviser with respect to the applicable Fund, as shown below:

Fund	Previous Manager/Sub-Adviser	Current Sub-Adviser	Effective Date
Guardian Core Fixed Income VIP Fund	Park Avenue Institutional Advisers LLC	FIAM LLC	March 3, 2025
Guardian Multi-Sector Bond VIP Fund	Park Avenue Institutional Advisers LLC	Janus Henderson Investors US LLC	March 3, 2025
Guardian Short Duration Bond VIP Fund	Park Avenue Institutional Advisers LLC	Allspring Global Investments, LLC	March 3, 2025
Guardian Total Return Bond VIP Fund	Park Avenue Institutional Advisers LLC	Massachusetts Financial Services Company (MFS®)	March 3, 2025
Guardian U.S. Government/Credit VIP Fund	Park Avenue Institutional Advisers LLC	Lord, Abbett & Co. LLC	March 3, 2025
Guardian Small Cap Value Diversified VIP Fund	ClearBridge Investments, LLC	Boston Partners Global Investors, Inc.	May 1, 2025

This notice presents only an overview of the Information Statement that is available to you at the website listed above and as otherwise described below. We encourage you to access and review the Information Statement. The Information Statement is for informational purposes only and you need not take any action.

As discussed in greater detail in the Information Statement, at a meeting held on February 27, 2025, the Board considered and approved the engagement of the new Sub-Advisers with respect to the applicable Funds as shown in the table above. Amended sub-advisory agreements were entered into and became effective on March 3, 2025, at which time each Sub-Adviser assumed sub-advisory duties for the applicable Fund, except with respect to the amended sub-advisory agreement with Boston Partners Global Investors, Inc., which became effective on May 1, 2025. In connection with the engagement of new Sub-Advisers, the Board also considered and approved certain changes to the applicable Fund’s principal investment strategies.

There are no changes in the Funds’ management fees as a result of the engagement of the Sub-Advisers. Under the amended sub-advisory agreements, the annual sub-advisory fees paid to each Sub-Adviser by Park Avenue as a percentage of the average daily net assets of each Fund is shown in the table below:

Fund	Sub-Adviser	Sub-Advisory Fee
Guardian Core Fixed Income VIP Fund	FIAM LLC	0.15% on first $100 million in assets; 0.12% on next $200 million in assets; 0.10% on next $200 million in assets; 0.08% on assets over $500 million
Guardian Multi-Sector Bond VIP Fund	Janus Henderson Investors US LLC	0.24%
Guardian Short Duration Bond VIP Fund	Allspring Global Investments, LLC	0.09% on first $100 million in assets; 0.07% on assets over $100 million
Guardian Total Return Bond VIP Fund	Massachusetts Financial Services Company (MFS®)	0.13%
Guardian U.S. Government/Credit VIP Fund	Lord, Abbett & Co. LLC	0.12% on first $100 million in assets; 0.10% on next $200 million in assets; 0.08% on assets over $300 million
Guardian Small Cap Value Diversified VIP Fund	Boston Partners Global Investors, Inc.	0.37%*

*Please note that there was no change to the sub-advisory fee with respect to Guardian Small Cap Value Diversified VIP Fund.

The new sub-advisory fee schedules do not impact the aggregate fees paid by any Fund because the sub-advisory fee is paid by Park Avenue out of its management fee and not by the Funds.

The U.S. Securities and Exchange Commission issued an exemptive order that permits Park Avenue, on behalf of each Fund (and other series of the Trust) and subject to the approval of the Board, to retain certain sub-advisers, including sub-advisers that are not affiliated with Park Avenue, without shareholder approval. This authority is subject to certain conditions, including that shareholders be furnished with information about sub-advisers and sub-advisory agreements approved by the Board pursuant to the order. Accordingly, the purpose of the Information Statement is to furnish shareholders with information regarding the Board’s approval of the amended sub-advisory agreements with the Sub-Advisers.

The Information Statement will be available at https://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses/ until at least 90 days from the date of this notice in lieu of mailing a paper copy. To view and print the Information Statement, access the above-listed website address. A paper or email copy of the Information Statement will be available upon request, free of charge. Owners of variable life insurance policies may obtain a copy by calling 1-888-GUARDIAN (1-888-482-7342) or by writing to: The Guardian Insurance & Annuity Company, Inc., Customer Service Office, P.O. Box 981592, El Paso, TX 79998-1592. Owners of variable annuity contracts may obtain a copy by calling 1-800-830-4147 or by writing to: Talcott Resolution – Annuity Service Operations, P.O. Box 14293, Lexington, KY 40512-4293. If you do not request a paper or email copy of the Information Statement within 90 days of the date of this notice, you will not otherwise receive a paper or email copy.

The Funds’ most recent reports filed on Form N-CSR are available upon request, without charge. Owners of variable life insurance policies may make a request in writing to The Guardian Insurance & Annuity Company, Inc., Customer Service Office, P.O. Box 981592, El Paso, TX 79998-1592 or by calling 1-888-GUARDIAN (1-888-482-7342). Owners of variable annuity contracts may make a request in writing to: Talcott Resolution – Annuity Service Operations, P.O. Box 14293, Lexington, KY 40512-4293 or by calling 1-800-830-4147.

Please note that, unless we receive contrary instructions from one or more members of a household, we may mail only one copy of this notice to a household, if more than one person in that household is a Contract owner with an investment allocation in the Funds. If you need an additional copy of this Information Statement, you may request one at the address(es) and telephone number(s) listed above. If in the future, you do not wish to combine or wish to recombine the mailing with household members, please inform the Funds in writing at the address(es) listed above.

If you want to receive a paper copy of the Information Statement, you must request one.

There is no charge to you for requesting a paper copy.

GUARDIAN VARIABLE PRODUCTS TRUST
10 Hudson Yards

New York, NY 10001

May 27, 2025

To Contract Owners:

You are receiving this Information Statement because you are the owner of a variable annuity contract or variable life insurance policy (each, a “Contract”) issued by The Guardian Insurance & Annuity Company, Inc., and some or all of your Contract value is allocated to Guardian Core Fixed Income VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Short Duration Bond VIP Fund, Guardian Total Return Bond VIP Fund, Guardian U.S. Government/Credit VIP Fund (formerly known as Guardian U.S. Government Securities VIP Fund) and Guardian Small Cap Value Diversified VIP Fund (formerly known as Guardian Small Cap Core VIP Fund), (each, a “Fund,” and collectively, the “Funds”), each a series of Guardian Variable Products Trust (the “Trust”). For ease of reference, Contract owners may also be referred to in the Information Statement as “shareholders” of the applicable Fund.

The enclosed Information Statement relates to the retention or replacement of sub-advisers (each, a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the Funds and the approval by the Board of Trustees of the Trust (the “Board”) of a sub-advisory agreement between Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment manager, and each Sub-Adviser with respect to the applicable Fund. Park Avenue will remain the Fund’s investment manager and will oversee and supervise the portfolio management of the Funds, which includes the Sub-Advisers making the specific decisions about buying, selling and holding securities. Shareholder approval of the retention of the Sub-Advisers and the related sub-advisory agreements is not required. This Information Statement is for informational purposes only and you need not take any action.

This package contains more information about the Sub-Advisers and the Funds, including information regarding the actions taken by the Board with respect to the retention of the Sub-Advisers. Please review this information and call us toll-free at 1-888-GUARDIAN (1-888-482-7342) (variable life insurance policy owners) or 1-800-830-4147 (variable annuity contract owners) or contact your financial intermediary with any questions. Please note that no proxy is required. We are not asking you for a proxy and you are not requested to send us a proxy.

Thank you for your continued investment in the Fund(s).

Sincerely,

/s/ Dominique Baede

Dominique Baede

President

Guardian Variable Products Trust

IMPORTANT INFORMATION ABOUT YOUR FUNDS

Pursuant to the terms of an exemptive order (“Order”) received from the U.S. Securities and Exchange Commission, this document is an Information Statement and is being furnished to you because you are the owner of a variable annuity contract or variable life insurance policy (each, a “Contract”) issued by The Guardian Insurance & Annuity Company, Inc., a Delaware corporation, and some or all of your Contract value is allocated to Guardian Core Fixed Income VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Short Duration Bond VIP Fund, Guardian Total Return Bond VIP Fund, Guardian U.S. Government/Credit VIP Fund (formerly known as “Guardian U.S. Government Securities VIP Fund”) and Guardian Small Cap Value Diversified VIP Fund (formerly known as “Guardian Small Cap Core VIP Fund”), (each, a “Fund,” and collectively, the “Funds”), each a series of Guardian Variable Products Trust (the “Trust”). For ease of reference, Contract owners may also be referred to in the Information Statement as “shareholders” of the applicable Fund.

This Information Statement relates to the retention or replacement of sub-advisers (each, a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the Funds and the approval by the Board of Trustees of the Trust (the “Board”) of a sub-advisory agreement between Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment manager, and each Sub-Adviser with respect to the applicable Fund, as shown below:

Fund	Previous Manager/Sub-Adviser	Current Sub-Adviser	Effective Date
Guardian Core Fixed Income VIP Fund	Park Avenue Institutional Advisers LLC	FIAM LLC	March 3, 2025
Guardian Multi-Sector Bond VIP Fund	Park Avenue Institutional Advisers LLC	Janus Henderson Investors US LLC	March 3, 2025
Guardian Short Duration Bond VIP Fund	Park Avenue Institutional Advisers LLC	Allspring Global Investments, LLC	March 3, 2025
Guardian Total Return Bond VIP Fund	Park Avenue Institutional Advisers LLC	Massachusetts Financial Services Company (MFS®)	March 3, 2025
Guardian U.S. Government/Credit VIP Fund	Park Avenue Institutional Advisers LLC	Lord, Abbett & Co. LLC	March 3, 2025
Guardian Small Cap Value Diversified VIP Fund	ClearBridge Investments, LLC	Boston Partners Global Investors, Inc.	May 1, 2025

Park Avenue serves as the investment manager for the Funds. The Order permits Park Avenue, on behalf of each Fund (and other series of the Trust) and subject to the approval of the Board, to retain certain sub-advisers, including sub-advisers that are not affiliated with Park Avenue (each, an “unaffiliated sub-adviser”), without shareholder approval. This authority is subject to certain terms and conditions.

Pursuant to the terms of the Order, if Park Avenue retains, and the Board approves, a sub-adviser for a Fund, the Fund must provide shareholders with certain information about the sub-adviser and the sub-advisory agreement within 90 days of such retention. In this case, the Funds are providing you with this information because each Fund’s Sub-Adviser was appointed by the Board to assume investment management of the Fund as of the effective date shown in the table above. At a meeting held on February 27, 2025, the Board considered and approved the retention of the Sub-Advisers with respect to each Fund and considered and approved amendments to the sub-advisory agreements between Park Avenue and the respective Sub-Advisers with respect to each Fund (the “Sub-Advisory Agreements”). In connection with the sub-adviser changes, the Board also considered and approved changes to each Fund’s principal investment strategies, as well as changes to the investment objectives of Guardian Short Duration Bond VIP Fund and Guardian Total Return Bond VIP Fund.

There were no changes in the Funds’ management fees as a result of the engagement of the Sub-Advisers. Under the amended Sub-Advisory Agreements, the annual sub-advisory fees paid to each Sub-Adviser by Park Avenue as a percentage of the average daily net assets of each Fund are shown in the table below:

Fund	Sub-Adviser	Sub-Advisory Fee
Guardian Core Fixed Income VIP Fund	FIAM LLC	0.15% on first $100 million in assets; 0.12% on next $200 million in assets; 0.10% on next $200 million in assets; 0.08% on assets over $500 million
Guardian Multi-Sector Bond VIP Fund	Janus Henderson Investors US LLC	0.24%
Guardian Short Duration Bond VIP Fund	Allspring Global Investments, LLC	0.09% on first $100 million in assets; 0.07% on assets over $100 million
Guardian Total Return Bond VIP Fund	Massachusetts Financial Services Company (MFS®)	0.13%
Guardian U.S. Government/Credit VIP Fund	Lord, Abbett & Co. LLC	0.12% on first $100 million in assets; 0.10% on next $200 million in assets; 0.08% on assets over $300 million
Guardian Small Cap Value Diversified VIP Fund	Boston Partners Global Investors, Inc.	0.37%*

* Please note that there was no change to the sub-advisory fee with respect to Guardian Small Cap Value Diversified VIP Fund.

The new sub-advisory fee schedules do not impact the aggregate fees paid by any Fund because the sub-advisory fee is paid by Park Avenue out of its management fee and not by the Funds.

This Information Statement provides you with more information about the Sub-Advisers. Park Avenue will remain the Fund’s investment manager and will oversee and supervise each Sub-Adviser’s portfolio management of each Fund, which includes the Sub-Advisers making the specific decisions about buying, selling and holding securities.

The Trust mailed a Notice of Internet Availability for this Information Statement on or about May 27, 2025 to Contract owners with Contract value allocated to the Fund as of March 3, 2025 (the “Record Date”). Park Avenue, not the Fund, will bear the expenses incurred in connection with preparing and mailing this Information Statement.

As of the Record Date, the number of Fund shares issued and outstanding was as follows:

Fund	Shares Outstanding as of March 3, 2025
Guardian Core Fixed Income VIP Fund	35,341,428.776
Guardian Multi-Sector Bond VIP Fund	18,811,737.799
Guardian Short Duration Bond VIP Fund	13,746,671.130
Guardian Total Return Bond VIP Fund	22,557,593.246
Guardian U.S. Government/Credit VIP Fund	15,451,788.275
Guardian Small Cap Value Diversified VIP Fund	13,367,498.516

Certain information about shareholders who owned of record or beneficially more than 5% of shares of a Fund as of the Record Date is set forth in Appendix A. To the knowledge of Park Avenue, the executive officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of any Fund as of the Record Date.

NO PROXY IS REQUIRED.

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY.

BOARD CONSIDERATIONS FOR THE APPROVAL OF THE
AMENDED SUB-ADVISORY AGREEMENTS

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that a fund’s investment advisory and sub-advisory agreements be approved initially by the fund’s board of trustees. Section 15(c) also requires that the continuation of these agreements, after an initial term of up to two years, be annually reviewed and approved by the board. Any such agreement must be approved by a vote of a majority of the trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of a party to the agreement (“Independent Trustees”) at a meeting of the board called for the purpose of voting on such approval. The approvals described below were made at a virtual meeting held pursuant to an order of exemption issued by the Securities and Exchange Commission from the in-person meeting requirements of Section 15(c) of the 1940 Act.1

At a meeting of the Board of Trustees (the “Board” or “Trustees”) of Guardian Variable Products Trust (the “Trust”) held on February 27, 2025 (the “Meeting”), the Trustees considered proposed sub-advisory agreements between Park Avenue Institutional Advisers LLC (the “Manager”) and each of (i) Boston Partners Global Investors, Inc. (“Boston Partners”) engaged to serve as sub-adviser to the Guardian Small Cap Core VIP Fund; (ii) FIAM LLC (“FIAM”) engaged to serve as sub-adviser to the Guardian Core Fixed Income VIP Fund; (iii) Janus Henderson Investors US LLC (“Janus”) engaged to serve as sub-adviser to the Guardian Multi-Sector Bond VIP Fund; (iv) Allspring Global Investments, LLC (“Allspring”) engaged to serve as sub-adviser to the Guardian Short Duration Bond VIP Fund; (v) Massachusetts Financial Services Company (“MFS”) engaged to serve as sub-adviser to the Guardian Total Return Bond VIP Fund; and (vi) Lord, Abbett & Co. LLC (“Lord Abbett”) engaged to serve as sub-adviser to the Guardian U.S. Government Securities VIP Fund. Boston Partners, FIAM, Janus, Allspring, MFS and Lord Abbett are each referred to as a “Sub-adviser” and are collectively referred to as the “Sub-advisers.” The sub-advisory agreements with the Sub-advisers are each referred to as an Agreement and are collectively referred to as the “Agreements.” Guardian Small Cap Core VIP Fund, Guardian Core Fixed Income VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Short Duration Bond VIP Fund, Guardian Total Return Bond VIP Fund and Guardian U.S. Government Securities VIP Fund are each referred to as a “Fund” and are collectively referred to as the “Funds.” The Board, including the Independent Trustees voting separately, unanimously approved the Agreements for an initial term of two years. The Trustees also considered and approved modifications to certain Funds’ investment objectives, principal investment strategies and principal risks to reflect the Sub-advisers’ investment processes.

The Board is responsible for overseeing the management of the Funds. In determining whether to approve the Agreements, the Trustees evaluated information and factors that they considered to be relevant and appropriate through the exercise of their own business judgment. The Trustees considered certain information and factors in light of advice furnished to them by legal counsel to the Trust and, in the case of the Independent Trustees, their independent legal counsel. In advance of the Meeting and at a meeting held on February 3, 2025, the Trustees received materials and information designed to assist in their consideration of the Agreements. At its February 3, 2025 Board meeting, the Trustees received a presentation from representatives of the Sub-advisers regarding the services to be rendered to the Funds. The Manager also discussed proposed changes to certain Funds’ investment objectives, principal investment strategies and principal risks to reflect the Sub-advisers’ investment processes. In light of the proposed changes to the investment strategies and risks, the Trustees considered and approved the change of the name of the Guardian U.S. Government Securities VIP Fund to the Guardian U.S. Government/Credit VIP Fund. The Trustees received written responses from the Sub-advisers to a series of questions and requests for information covering a wide variety of topics provided by independent counsel on behalf of the Independent Trustees. The Trustees also received materials and information regarding the legal standards applicable to their consideration of the Agreements and the process and criteria used by the Manager to identify and select the Sub-advisers.

During the course of their deliberations, the Independent Trustees met to discuss and evaluate the Agreements in executive session with their independent legal counsel, outside of the presence of the Trustee who is not an Independent Trustee and representatives from Fund management, the Manager and the Sub-advisers.

In reaching its decisions to approve the Agreements, the Trustees took into account the materials and information described above as well as other materials and information provided to the Trustees and discussed with and among the Trustees. Individual Trustees may have given different weight to different factors and information with respect to the Agreements, and the Trustees did not identify any single factor or information that, in isolation, would be controlling in deciding to approve the Agreements. The discussion below is intended to summarize the broad factors that figured prominently in the Trustees’ decision to approve the Agreements rather than to be all-inclusive. These broad factors included: (i) the nature, extent and quality of the services to be provided to the Funds by the Sub-advisers; (ii) the investment performance of accounts managed by the Sub-advisers with strategies similar to the Funds; (iii) the fees to be charged and estimated profitability; (iv) the extent to which economies of scale may in the future exist for the Funds, and the extent to which the Funds may benefit from future economies of scale; and (v) any other benefits anticipated to be derived by the Sub-advisers (or their affiliates) from their relationships with the Funds.

 1  See Guardian Variable Products Trust and Park Avenue Institutional Advisers LLC, Rel. No. IC-35473 (Feb. 19, 2025) (Order), File No. 812-15670.

Nature, Extent and Quality of Services

The Trustees considered information regarding the nature, extent and quality of services to be provided to the Funds by the Sub-advisers. The Trustees also considered, among other things, the terms of the Agreements and the range of investment advisory services to be provided to the Funds by the Sub-advisers under the oversight of the Manager. In evaluating the investment advisory services, the Trustees considered, among other things, each Sub-adviser’s investment philosophy, style and process and approach to managing risk. The Trustees also considered information regarding funds or accounts managed by the Sub-advisers with similar strategies as the Funds, including performance and portfolio characteristics. The Trustees received and evaluated information regarding the background, education, expertise and/or experience of the investment professionals that would serve as portfolio managers for the Funds and the capabilities, resources and reputation of the Sub-advisers.

The Trustees considered that the Sub-advisers’ compliance programs had been reviewed by the Funds’ Chief Compliance Officer and that he determined each Sub-adviser’s program to be reasonably designed to prevent violation of the federal securities laws by a Fund. The Trustees also considered the information presented regarding the capabilities and financial condition of each Sub-adviser and its ability to carry out its responsibilities under its Agreement. The Trustees also considered the information provided by management regarding the personnel, potential benefits and risks, philosophy, and investment processes of the Sub-advisers. The Trustees also considered the presentations by the Sub-advisers to the Board.

Based upon these considerations, the Trustees concluded, within the context of their full deliberations, that the nature, extent and quality of services to be provided to the Funds by the Sub-advisers were appropriate.

Investment Performance

The Trustees considered the Sub-advisers’ performance history with respect to similarly-managed investment accounts. While there was no historical Sub-adviser performance information with respect to the Funds for review, the Board noted that it would have an opportunity to review such information in connection with future annual reviews of the Agreements.

Costs and Profitability

The Trustees considered the proposed sub-advisory fees to be paid under the Agreements and evaluated the reasonableness of the fees. The Trustees considered information regarding the fees charged to funds and accounts managed by the Sub-advisers with similar strategies as the Funds. The Trustees also considered that the fees to be paid to each Sub-adviser would be paid by the Manager. The Trustees considered that the Manager had negotiated the fees with the Sub-advisers at arm’s-length.

The Trustees did not request or consider any projected profitability information from the Sub-advisers because the Manager, not the Fund, would be responsible for payment of the fees and the Manager had negotiated the fees with the Sub-advisers at arm’s-length.

Based on the consideration of the information and factors summarized above, as well as other relevant information and factors, the Trustees concluded that the proposed sub-advisory fees were reasonable in light of the nature, extent and quality of services expected to be rendered to the Funds by the Sub-advisers.

Economies of Scale

The Trustees noted that for three of six Funds, the sub-advisory fee included breakpoints that are tiered based on growth in asset levels of each such Fund and that for the other Funds, the fees reflected appropriate levels based on current and expected asset levels. The Trustees concluded that it was appropriate to revisit potential economies of scale in connection with future reviews of the Agreements or earlier, if appropriate, and that they were satisfied with the extent to which economies of scale would be shared for the benefit of shareholders based on current and anticipated asset levels.

Ancillary Benefits

The Trustees considered the potential benefits, other than the sub-advisory fee, that the Sub-advisers and their affiliates may receive because of their relationships with the Funds. The Trustees concluded that the benefits that may accrue to the Sub-advisers and their affiliates are consistent with those expected for a sub-adviser to a mutual fund such as the Funds.

Conclusion

Based on a comprehensive consideration and evaluation of all of the information and factors summarized above, among others, the Board as a whole, including the Independent Trustees, approved the Agreements.

TERMS OF THE SUB-ADVISORY AGREEMENTS

The services provided by each Sub-adviser under its respective Sub-advisory Agreement are substantially similar to the services provided by the Sub-adviser to other series of the Trust for which it serves as investment sub-adviser. Other than the imposition of sub-advisory fees with respect to the Funds, there are no material differences between the terms of the Sub-advisory Agreements and those of the existing sub-advisory agreement with respect to each Sub-adviser. In connection with sub-advising Guardian Core Fixed Income VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Short Duration Bond VIP Fund, Guardian U.S. Government/Credit VIP Fund and Guardian Small Cap Value Diversified VIP Fund, the standard of care generally applicable to each Fund’s respective Sub-adviser require such Sub-adviser to fully and faithfully discharge all its obligations, duties and responsibilities pursuant to the Sub-advisory Agreement and to act (i) solely in the best interest of the Fund and its shareholders, and (ii) in good faith and with the due care, skill, prudence, and diligence under the circumstances then prevailing that a prudent, professional fiduciary investment adviser acting in a like capacity, would use in the conduct of an enterprise of a like character and with like aims. With respect to Guardian Small Cap Value Diversified VIP Fund, the standard of care applicable to Boston Partners Global Investors, Inc. is substantially similar to the standard of care under the prior sub-advisory agreement with ClearBridge Investments, LLC.

With respect to Guardian Total Return Bond VIP Fund, the Fund’s Sub-adviser will exercise its best judgment and will act in good faith and use reasonable care and act in a manner consistent with applicable federal and state laws and regulations in rendering the services it has agreed to provide under the Fund’s Sub-advisory Agreement.

The respective Sub-advisers for Guardian Core Fixed Income VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Total Return Bond VIP Fund and Guardian U.S. Government/Credit VIP Fund would not be liable to the Trust, the Fund, Park Avenue or to any of their respective affiliates or to any shareholder for any error of judgment or for any loss suffered by the Fund in connection with the performance of the Sub-advisory Agreement, except for a loss resulting from the Sub-adviser’s (i) willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of its obligations and duties under the Sub-advisory Agreement, or (ii) material breach of the Sub-advisory Agreement. The respective Sub-advisers for Guardian Short Duration Bond VIP Fund and Guardian Small Cap Value Diversified VIP Fund would not be liable to the Trust, the Fund, Park Avenue or to any of their respective affiliates or to any shareholder for any error of judgment or for any loss suffered by the Fund in connection with the performance of the Sub-advisory Agreement, except for a loss resulting from the Sub-adviser’s (i) willful misfeasance, bad faith, negligence or reckless disregard in the performance of its obligations and duties under the Sub-advisory Agreement, or (ii) material breach of the Sub-advisory Agreement.

The liability provisions included in the Sub-advisory Agreement with respect to Guardian Small Cap Value Diversified VIP Fund and the prior sub-advisory agreement’s liability provisions are substantially similar, except that Boston Partners Global Investments, Inc. would be liable for a loss resulting from its negligence (rather than gross negligence) in the performance of its obligations and duties under the Sub-advisory Agreement.

The Sub-advisory Agreements provide in substance that the respective Sub-advisers for Guardian Core Fixed Income VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Total Return Bond VIP Fund and Guardian U.S. Government/Credit VIP Fund shall indemnify and hold harmless Park Avenue, any affiliated person of Park Avenue, including corporate entities directly or indirectly controlling the Adviser (all of such persons being referred to as “Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which an Adviser Indemnified Person may become subject under the Securities Act of 1933, as amended, the 1940 Act, the Investment Advisers Act of 1940, as amended, the Internal Revenue Code of 1986, as amended, under any other statute, at common law or otherwise, arising out of such Sub-adviser’s responsibilities as sub-adviser of the Fund, which: (i) is based upon any willful misfeasance, bad faith or gross negligence in the performance of such Sub-adviser’s duties, or by reason of reckless disregard of such Sub-Adviser’s obligations and duties under the Sub-advisory Agreement, or by any of its employees or representatives, or any affiliate of or any person acting on behalf of such Sub-adviser; or (ii) is based upon any material breach of the Sub-advisory Agreement, including but not limited to, a breach (a material breach in the case of the Sub-advisory Agreement with respect to Guardian Total Return Bond VIP Fund) of a representation or warranty therein; provided, however, that in no case shall the indemnity in favor of an Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Sub-advisory Agreement. The indemnification provisions included in the Sub-advisory Agreements for Guardian Short Duration Bond VIP Fund and Guardian Small Cap Value Diversified VIP Fund are substantially similar, except that the Sub-adviser would not be indemnified in the case of its negligence (rather than gross negligence) in the performance of its obligations and duties under the Sub-advisory Agreement. In addition, with respect to Guardian Small Cap Value Diversified VIP Fund, the indemnification provisions included in the Sub-advisory Agreement and the prior sub-advisory agreement’s indemnification provisions are substantially similar, except that Boston Partners Global Investors, Inc. would not be indemnified in the case of its negligence (rather than gross negligence) in the performance of its obligations and duties under the Sub-advisory Agreement.

Each Sub-advisory Agreement will continue in force for an initial period until April 30, 2026, unless sooner terminated as provided in the Sub-advisory Agreement. Thereafter, each Sub-advisory Agreement will continue in force from year to year so long as it is specifically approved by the Board of the respective Fund at least annually in the manner required by the 1940 Act or any rules or regulations thereunder, as may be modified or interpreted by any order of the SEC or interpretation or guidance issued by the SEC or its staff or by a “vote of a majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act). The Sub-advisory Agreements will automatically terminate in the event of their “assignment” (as defined in the 1940 Act) or upon the termination or assignment of a Fund’s management agreement with Park Avenue and may be terminated by Park Avenue at any time without payment of any penalty on sixty days’ prior written notice to the applicable Sub-adviser and the Trust. The Sub-advisory Agreements may also be terminated at any time without payment of any penalty by action of the Board or by a vote of a majority of the outstanding voting securities (as such phrase is treated under the 1940 Act) of the applicable Fund on sixty days’ prior written notice to the applicable Sub-adviser or by the applicable Sub-adviser upon three months’ written notice. A copy of the Sub-advisory Agreements are attached hereto as Appendix B.

Management and Sub-advisory Fees

Under the terms of the Investment Management Agreement between Park Avenue and the Trust, on behalf of the Fund, each Fund pays Park Avenue a management fee that is equal to an annual percentage of the Fund’s average daily net assets as shown below:

Fund	Management Fee
Guardian Core Fixed Income VIP Fund	0.45% on assets up to $300 million; 0.40% on assets over $300 million.
Guardian Multi-Sector Bond VIP Fund	0.52%
Guardian Short Duration Bond VIP Fund	0.45% on assets up to $300 million; 0.40% on assets over $300 million.
Guardian Total Return Bond VIP Fund	0.45% on assets up to $300 million; 0.40% on assets over $300 million.
Guardian U.S. Government/Credit VIP Fund	0.47%
Guardian Small Cap Value Diversified VIP Fund	0.69%

For the fiscal year ended December 31, 2024, the management fees paid by each Fund to Park Avenue for services rendered to the applicable Fund were as shown in the table below. Also shown below are the sub-advisory fees that were paid by Park Avenue to each prior sub-adviser during the fiscal year ended December 31, 2024 and the sub-advisory fees Park Avenue would have paid if each Sub-Adviser had served as the sub-adviser to the respective Fund for the same period. All fees due to the Sub-Advisers under the Sub-advisory Agreements are paid by Park Avenue and are not additional expenses of the Funds.

Fund	Management Fees Paid by the Fund to Park Avenue for Fiscal Year 2024	Fees Paid to Previous Sub-Adviser for Fiscal Year 2024	Fees if Current Sub-Adviser had Managed Fund for Fiscal Year 2024
Guardian Core Fixed Income VIP Fund	$1,749,459	$0	$489,865
Guardian Multi-Sector Bond VIP Fund	$1,052,710	$0	$485,866
Guardian Short Duration Bond VIP Fund	$732,341	$0	$133,920
Guardian Total Return Bond VIP Fund	$1,075,084	$0	$310,580
Guardian U.S. Government/Credit VIP Fund	$812,279	$0	$192,825
Guardian Small Cap Value Diversified VIP Fund	$1,504,532	$806,778	$806,778

As described in the Fund’s prospectus, Park Avenue has contractually agreed through April 30, 2026 to waive certain fees and/or reimburse certain expenses incurred by each Fund to the extent necessary to limit the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to the percentage of the Fund’s average daily net assets listed below (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses):

Fund	Expense Limitation
Guardian Core Fixed Income VIP Fund	0.52%
Guardian Multi-Sector Bond VIP Fund	0.96%
Guardian Short Duration Bond VIP Fund	0.45%
Guardian Total Return Bond VIP Fund	0.82%
Guardian U.S. Government/Credit VIP Fund	0.74%
Guardian Small Cap Value Diversified VIP Fund	1.05%

THERE WILL BE NO INCREASE IN MANAGEMENT FEES PAID BY THE FUND TO PARK AVENUE IN CONNECTION WITH THE RETENTION OF THE SUB-ADVISERS TO THE FUNDS.

Information About THE SUB-ADVISERS

FIAM LLC

FIAM LLC (“FIAM”) is located at 900 Salem Street, Smithfield, RI 02917. FIAM is an indirectly held, wholly-owned subsidiary of FMR LLC. As of December 31, 2024, FIAM managed approximately $270.25 billion in assets.

FIAM made no trading commission payments to affiliated broker-dealers with respect to Fund transactions during the Fund’s last fiscal year.

No officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of FIAM, or otherwise have any material direct or indirect interest in FIAM. In addition, since January 1, 2025, the beginning of the Trust’s current fiscal year, no Trustee of the Trust has had, directly or indirectly, a material interest in any material transaction or material proposed transaction to which FIAM was or is to be a party.

Certain information on each of FIAM’s executive officers is listed below and has been provided to the Trust by FIAM. The address of each executive officer, unless otherwise noted, is 900 Salem Street, Smithfield, RI 02917.

Name[1]	Position(s) with FIAM

Christian Pariseault	Director; Head of Institutional Portfolio Managers
Casey M. Condron	Director; Head of Sales & Relationship Management
Martin McGee	Director; Chief Financial Officer
Kimberly L. Perry	Director
William Irving	Director; President, Head of Fidelity Asset Management Solutions
Horace Codjoe	Vice President; Head of Investment Risk Management
Thomas Vercillo	Treasurer; Vice President, Asset Management Controller
Joseph Benedetti	Secretary, Senior Vice President, Deputy General Counsel
John Bertone	Asst. Secretary, Vice President, Asset Management Compliance
Brian C. McLain	Asst. Secretary, Senior Vice President, Deputy General Counsel
Stephanie J. Brown	Chief Compliance Officer

Celso Muñoz

Celso Muñoz is Co- Portfolio Manager for the Fund. He also manages other funds. Since joining Fidelity Investments (the parent company of FIAM) in 2005, Mr. Munoz has worked as a research analyst and portfolio manager.

Michael Plage

Michael Plage is Co-Portfolio Manager for the Fund. He also manages other funds. Since joining Fidelity Investments (the parent company of FIAM) in 2005, Mr. Plage has worked as a trader and portfolio manager.

1The address for Mr. Pariseault and Ms. Brown with respect to their positions with FIAM is One Spartan Way, Merrimack, NH 03054. The address for Mr. Benedetti with respect to his position with FIAM is 499 Washington Blvd, Jersey City, NJ 07310. The address for Messrs. Condron, Codjoe, and Bertone with respect to their positions with FIAM is 900 Salem Street, Smithfield, RI 02917. The address for Mr. Vercillo with respect to his position with FIAM is 500 Salem Street, Smithfield, RI 02917. The address for Ms. Daniels with respect to her position with FIAM is 4 Cannon Street, London, EC4M 5AB United Kingdom. The address of all other individuals listed above with respect to their positions with FIAM is 245 Summer Street, Boston, MA 02210.

Day-to-day management of the Fund is the responsibility of the following co-portfolio managers:

Stacie Ware

Stacie Ware is Co-Portfolio Manager for the Fund. She also manages other funds. Since joining Fidelity Investments (the parent company of FIAM) in 2018, Ms. Ware has worked as a quantitative analyst and portfolio manager.

Brian Day

Brian Day is Co-Portfolio Manager for the Fund. He also manages other funds. Since joining Fidelity Investments (the parent company of FIAM) in 2012, Mr. Day has worked as a trader and portfolio manager.

In addition to acting as the sub-adviser to the Fund, FIAM also manages the fund listed in the table below. The investment objective of this fund is similar to the Fund’s.

COMPARABLE ACCOUNTS	AUM ($ MILLIONS AS OF 3/31/2025)	CONTRACTUAL FEE (INCLUDING BREAKPOINTS)
Fidelity Investment Grade Bond Fund	$10,566.07	0.44% net expense ratio (0.28% management fee)*

 *As of October 30, 2024

JANUS HENDERSON INVESTORS US LLC

Janus Henderson Investors US LLC (“Janus”) is located at 151 Detroit Street, Denver, CO 80206. Janus, is an indirect subsidiary of Janus Henderson Group plc, and together with its predecessors and affiliates has served as investment adviser to the Janus Henderson mutual funds, since 1970. Janus currently serves as investment adviser to all of the Janus Henderson mutual funds, as well as the Janus Henderson exchange-traded funds, and acts as a sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional and other unregistered products. As of December 31, 2024, Janus Henderson Group plc managed approximately $378.7 billion in assets.

Janus made no trading commission payments to affiliated broker-dealers with respect to Fund transactions during the Fund’s last fiscal year.

No officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of Janus, or otherwise have any material direct or indirect interest in Janus. In addition, since January 1, 2025, the beginning of the Trust’s current fiscal year, no Trustee of the Trust has had, directly or indirectly, a material interest in any material transaction or material proposed transaction to which Janus was or is to be a party.

Certain information on each of Janus’s executive officers is listed below and has been provided to the Trust by Janus. The address of each executive officer, unless otherwise noted, is 151 Detroit Street, Denver, CO 80206.

Name	Position(s) with Janus

Kristin B. Mariani	Chief Compliance Officer
Michelle R. Rosenberg	President, General Counsel and Secretary
Michael A. Schweitzer	Head of North America Client Group
Berg A. Crawford	Chief Accounting Officer
Peter Falconer	Assistant Secretary
Stephanie Grauerholz	Deputy General Counsel
Karlene Lacy	Global Head of Tax
Steven Saba	Director, Corporate Accounting
Greg Trinks	Head of US Products

Day-to-day management of the Fund is the responsibility of the following co-portfolio managers:

John Kerschner, CFA

John Kerschner is Head of US Securitized Products and a portfolio manager at Janus. He is a member of the Securitized Credit and Core Plus Teams and leads the teams in finding innovative ways to utilize structured products in Janus portfolios. Prior to joining Janus in 2010, Mr. Kerschner was director of portfolio management at BBW Capital Advisors. Before that, he worked for Woodbourne Investment Management, where he was global head of credit investing. Mr. Kerschner began his career at Smith Breeden Associates as an assistant portfolio manager and was promoted several times over 12 years, becoming a principal, senior portfolio manager and director of the ABS-CDO group. Mr. Kerschner received his B.A. degree in biology from Yale University, graduating cum laude. He earned his MBA from Duke University, Fuqua School of Business, where he was designated a Fuqua Scholar. Mr. Kerschner holds the Chartered Financial Analyst® designation and has 35 years of financial industry experience.

John Lloyd

John Lloyd is Lead, Multi Sector Credit Strategies at Janus, a role he has held since 2022. Additionally, he is a portfolio manager and is responsible for creating the strategic framework, leading investment strategy, launching new products and bringing together ideas globally across the multi sector credit franchise. Mr. Lloyd was head of global credit research from 2009 sharing this role since the firm’s merger and joined Janus as a research analyst in 2005. Prior to that, he worked as a private equity associate at H.I.G. Capital in Miami and at Willis Stein Partners in Chicago. Earlier in his career, he was an investment banking analyst for Deutsche Bank. Mr. Lloyd received his B.A. degree in economics from the University of Michigan and his MBA from Dartmouth College, Tuck School of Business He has 27 years of financial industry experience.

In addition to acting as the sub-adviser to the Fund, Janus also manages the funds and/or other managed accounts listed in the table below. The investment objective of each of these funds and/or accounts is similar to the Fund’s.

COMPARABLE ACCOUNTS	AUM ($ MILLIONS AS OF 3/31/2025)	CONTRACTUAL FEE (INCLUDING BREAKPOINTS)
Janus Henderson Multi-Sector Income Fund – Class I	$5,442.3 million	Total Net Expenses = 0.68%*
Janus Henderson Multi-Sector Income Fund A2 (Irish)	$16.8 million	PRIIP Total Expense Ratio 1.35%**
Janus Multi-Sector Income Fund A (Japanese Feeder Fund)	$102.5 million	PRIIP Total Expense Ratio 1.72%**
Multi-Sector Credit Institutional Separate Account	n/a	First $50 million = 0.45% Next $50 million = 0.40% Over $100 million = 0.35%

 *As of October 28, 2024

**As of December 31, 2024

ALLSPRING GLOBAL INVESTMENTS, LLC

Allspring Global Investments, LLC (“Allspring”) is located at 1415 Vantage Park Drive, Charlotte, NC 28203. Allspring Investments was incorporated in 1981 as First Interstate Investment Services, registered with the SEC in 1984, was renamed Wells Capital Management in 1996, and became known as Allspring Global Investments LLC in 2021. Allspring is a registered investment adviser that provides investment management services for registered mutual funds, closed-end funds, and other funds and accounts. As of December 31, 2024, Allspring managed approximately $451.7 billion in assets.

Allspring made no trading commission payments to affiliated broker-dealers with respect to Fund transactions during the Fund’s last fiscal year.

No officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of Allspring, or otherwise have any material direct or indirect interest in Allspring. In addition, since January 1, 2025, the beginning of the Trust’s current fiscal year, no Trustee of the Trust has had, directly or indirectly, a material interest in any material transaction or material proposed transaction to which Allspring was or is to be a party.

Certain information on each of Allspring’s executive officers is listed below and has been provided to the Trust by Allspring. The address of each executive officer, unless otherwise noted, is 1415 Vantage Park Drive, Charlotte, NC 28203.

Name	Position(s) with Allspring

Sallie C. Squire	Chief Operating Officer
Francis J. Baranko	President, Chief Investment Officer - Global Fundamental Investments
Jimmy Tran	Chief Compliance Officer
Annette J. Lege	Chief Financial Officer

Day-to-day management of the Fund is the responsibility of the following co-portfolio managers:

Jeffrey Weaver, CFA

Jeffrey Weaver is a senior portfolio manager and head of the Global Liquidity Solutions team at Allspring. In this capacity, he is responsible for managing and overseeing portfolio teams focused on managing short duration and money market strategies, including funds and separate accounts. Mr. Weaver provides strategic oversight that enables an integrated approach to the broad range of liquidity products. He joined Allspring from its predecessor, Wells Fargo Asset Management (“WFAM”). He joined WFAM in 1994 as a portfolio manager working with institutional fixed income portfolios and mutual funds. Mr. Weaver began his investment industry career in 1991 at Bankers Trust Company in New York as a short-term fixed income trader and portfolio manager. He earned a bachelor’s degree in economics from the University of Colorado, Boulder. He has earned the right to use the Chartered Financial Analyst® (“CFA®”) designation and is a member of CFA Institute and CFA Society San Francisco.

Andrew Greenberg, CFA

Andrew Greenberg is a senior portfolio manager for the Global Liquidity Solutions team at Allspring. In this role he manages portfolios and the Short Duration portfolio management team. Mr. Greenberg joined Allspring from its predecessor, Wells Fargo Asset Management (“WFAM”). Prior to joining WFAM, he was vice president and portfolio manager at Scudder Kemper Investments for four years. In this role, he managed $6 billion in fixed income funds for defined benefit pension plans. Earlier, Mr. Greenberg was an assistant vice president for Deutsche Bank, where he originated fixed income transactions for U.S. and international corporations and agencies. He also held a credit analyst position at Drexel Burnham Lambert. Mr. Greenberg earned a bachelor’s degree in government—international relations from Cornell University and an MBA with an emphasis in finance from the Stern School of Business at New York University. He has earned the right to use the Chartered Financial Analyst® (“CFA®”) designation and served as president of CFA Society San Francisco.

Janat Ibraev, CFA

Janat Ibraev is a senior portfolio manager for the Global Liquidity Solutions team at Allspring. He specializes in managing short duration portfolios with a focus on the corporate bond sector. Mr. Ibraev joined Allspring from its predecessor, Wells Fargo Asset Management (“WFAM”). He joined WFAM from Western Asset Management, where he served as a portfolio manager responsible for long duration corporate and government strategies. Prior to that, he served as a foreign exchange trader at Maksat Bank. Mr. Ibraev earned a bachelor’s degree in business administration from the University of Southern California. He has earned the right to use the Chartered Financial Analyst® (“CFA®”) designation.

Dean Meddaugh, CFA

Dean Meddaugh is a senior portfolio manager for the Global Liquidity Solutions team at Allspring. He joined Allspring from its predecessor firm, Wells Fargo Asset Management (“WFAM”). Prior to joining WFAM, Mr. Meddaugh was with Deutsche Asset Management as sector manager of corporates and with Zurich Scudder Investments, Inc., as a governments’ sector manager. Earlier, he worked at Scudder Kemper Investments, Inc., as a money markets portfolio manager. Mr. Meddaugh earned a bachelor’s degree in accounting and finance from California State University, San Bernardino. Mr. Meddaugh has earned the right to use the Chartered Financial Analyst® (“CFA®”) designation.

In addition to acting as the sub-adviser to the Fund, Allspring also manages the managed accounts listed in the table below. The investment objective of each of these accounts is similar to the Fund’s.

COMPARABLE ACCOUNTS	AUM ($ MILLIONS AS OF 3/31/2025)	CONTRACTUAL FEE (INCLUDING BREAKPOINTS)
Various separate accounts	$7,541.66	First $100 Million 0.05% - 0.10% Over $100 Million 0.05% - 0.08%

MASSACHUSETTS FINANCIAL SERVICES COMPANY

Massachusetts Financial Services Company (MFS®) (“MFS”) is located at 111 Huntington Avenue, Boston, Massachusetts 02199. MFS is the oldest US mutual fund organization. MFS and its predecessor organizations have managed money since 1924 and founded the first mutual fund. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). As of December 31, 2024, MFS managed approximately $605 billion in assets.

MFS made no trading commission payments to affiliated broker-dealers with respect to Fund transactions during the Fund’s last fiscal year.

No officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of MFS, or otherwise have any material direct or indirect interest in MFS. In addition, since January 1, 2025, the beginning of the Trust’s current fiscal year, no Trustee of the Trust has had, directly or indirectly, a material interest in any material transaction or material proposed transaction to which MFS was or is to be a party.

Certain information on each of MFS’s executive officers is listed below and has been provided to the Trust by MFS. The address of each executive officer, unless otherwise noted, is 111 Huntington Avenue, Boston, Massachusetts 02199.

Name	Position(s) with MFS
Michael W. Roberge	Director, Chairman of the Board and Chair
Heidi W. Hardin	Executive Vice President, General Counsel and Secretary
Kevin D. Strain	Director
Carol W. Geremia	Director, President and Co-Head of Global Distribution
Melissa J. Kennedy	Director
Timothy Deacon	Director
Rosa Licea-Mailloux	Chief Compliance Officer
John M. Corcoran	Executive Vice President and Chief Financial Officer
Edward M. Maloney	Director and Chief Executive Officer

Day-to-day management of the Fund is the responsibility of the following co-portfolio managers:

Joshua Marston

Joshua Marston, an Investment Officer of MFS, is a portfolio manager and provides general oversight of a team of investment professionals. He has been employed in the investment area of MFS since 1999.

Neeraj Arora

Neeraj Arora, an Investment Officer of MFS, is a portfolio manager and provides general oversight of a team of investment professionals. He has been employed in the investment area of MFS since 2011.

Philipp Burgener

Philipp Burgener, an Investment Officer of MFS, is a portfolio manager and provides general oversight of a team of investment professionals. He has been employed in the investment area of MFS since 2003.

David Cole

David Cole, an Investment Officer of MFS, is a portfolio manager and provides general oversight of a team of investment professionals. He has been employed in the investment area of MFS since 2004.

Alexander Mackey

Alexander Mackey, Co-Chief Investment Officer-Global Fixed Income of MFS, is a portfolio manager and provides general oversight of a team of investment professionals. He has been employed in the investment area of MFS since 2001.

Michael Skatrud

Michael Skatrud, an Investment Officer of MFS, is a portfolio manager and provides general oversight of a team of investment professionals. He has been employed in the investment area of MFS since 2013.

In addition to acting as the sub-adviser to the Fund, MFS also manages the funds and/or other managed accounts listed in the table below. The investment objective of each of these funds and/or  accounts is similar to the Fund’s.

COMPARABLE ACCOUNTS	AUM ($ MILLIONS AS OF 3/31/2025)	CONTRACTUAL FEE (INCLUDING BREAKPOINTS)
MFS Income Fund	$6,448.0	0.50% up to $1 billion; 0.45% in excess of 1 billion and up to $2.5 billion; 0.40% in excess of $2.5 billion and up to $5.0 billion; 0.35% in excess of $5 billion
MFS Income Portfolio	$35.9	0.50% up to $1 billion; 0.45% in excess of 1 billion

LORD, ABBETT & CO. LLC

Lord, Abbett & Co. LLC (“Lord Abbett”) is located at 90 Hudson Street, Jersey City, NJ 07302. Lord Abbett was established in 1929. Lord Abbett manages one of the nation’s oldest mutual fund complexes and manages assets across a full range of mutual funds, institutional accounts and separately managed accounts. As of December 31, 2024, Lord Abbett managed approximately $2.19 billion in assets, including $1.4 billion for which it provides investment models to managed account sponsors.

Lord Abbett made no trading commission payments to affiliated broker-dealers with respect to Fund transactions during the Fund’s last fiscal year.

No officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of Lord Abbett, or otherwise have any material direct or indirect interest in Lord Abbett. In addition, since January 1, 2025, the beginning of the Trust’s current fiscal year, no Trustee of the Trust has had, directly or indirectly, a material interest in any material transaction or material proposed transaction to which Lord Abbett was or is to be a party.

Certain information on each of Lord Abbett’s executive officers is listed below and has been provided to the Trust by Lord Abbett. The address of each executive officer, unless otherwise noted, is 90 Hudson Street, Jersey City, NJ 07302.

Name	Position(s) with Lord Abbett
Daria L.Foster	Non-Executive Member
Susan E. Lynch	Non-Executive Member
Douglas B. Sieg	Member and Managing Partner
Angela L. Fannon	Member and Chief Financial Officer
Mary A. Picciotto	Managing Director, Global Chief Compliance Officer
Randolph A. Stuzin	Member and Chief Legal Officer

Day-to-day management of the Fund is the responsibility of the following co-portfolio managers:

Andrew H. O’Brien, CFA

Andrew H. O’Brien is a Partner and Portfolio Manager of Lord Abbett, and is the lead portfolio manager of the Guardian U.S. Government Securities VIP Fund. He joined Lord Abbett in 1998 and has been a member of the team since 2025.

Ty J. Kern

Ty J. Kern is a Portfolio Manager of Lord Abbett. He joined Lord Abbett in 2021 and has been a member of the team since 2025.

Gregory H. Benz, CFA

Gregory H. Benz is a Portfolio Manager of Lord Abbett. He joined Lord Abbett in 2016 and has been a member of the team since 2025.

In addition to acting as the sub-adviser to the Fund, Lord Abbett also manages the account listed in the table below. The investment objective of this account is similar to the Fund’s.

COMPARABLE ACCOUNTS	AUM ($ MILLIONS AS OF 3/31/2025)	CONTRACTUAL FEE (INCLUDING BREAKPOINTS)
Lord Abbett Intermediate Government Credit Trust III	$185,148,698.84	0.11% (flat fee)

BOSTON PARTNERS GLOBAL INVESTORS, INC.

Boston Partners Global Investors, Inc. (“Boston Partners”) is located at One Beacon Street, Boston, MA 02108. Boston Partners was established in 1995. Boston Partners is an indirect, wholly-owned subsidiary of ORIX Corporation. As of December 31, 2024, Boston Partners managed approximately $104.65 billion in assets.

Boston Partners made no trading commission payments to affiliated broker-dealers with respect to Fund transactions during the Fund’s last fiscal year.

No officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of Boston Partners, or otherwise have any material direct or indirect interest in Boston Partners. In addition, since January 1, 2025, the beginning of the Trust’s current fiscal year, no Trustee of the Trust has had, directly or indirectly, a material interest in any material transaction or material proposed transaction to which Boston Partners was or is to be a party.

Certain information on each of Boston Partners’ executive officers is listed below and has been provided to the Trust by Boston Partners. The address of each executive officer, unless otherwise noted, is One Beacon Street, Boston, MA 02108.

Name	Position(s) with Boston Partners
William G. Butterly, III	General Counsel, Director of Sustainability and Engagement & Secretary
Joseph F. Feeney	Chief Executive Officer & Director
Kenneth M. Lengieza	Chief Compliance Officer
Mark S. Kuzminskas	Chief Operating Officer
Greg A. Varner	Chief Financial Officer & Treasurer

Day-to-day management of the Fund is the responsibility of the following portfolio manager:

Eric A. Gandhi, CFA

Mr. Gandhi is the Lead Portfolio Manager for the WPG Partners suite of strategies. He joined WPG Partners in 2012 as a research analyst with a concentration in technology, media, telecom and consumer. Prior to joining the firm, he was a member of the Applied Value Investing program at Columbia Business School. Prior to Columbia, Mr. Gandhi was an Associate in the investment banking division at Needham & Company. He graduated with a B.S. degree from the University of Maryland and received an MBA from Columbia Business School. Mr. Gandhi holds the Chartered Financial Analyst designation. Mr. Gandhi has seventeen years of investment experience, twelve of which have been spent at WPG Partners specializing in small cap equity investing.

In addition to acting as the sub-adviser to the Fund, Boston Partners also manages the accounts listed in the table below. The investment objective of each of these accounts is similar to the Fund’s.

COMPARABLE ACCOUNTS	AUM ($ MILLIONS AS OF 3/31/2025)	CONTRACTUAL FEE (INCLUDING BREAKPOINTS)
Sub-Advised Separate Account #1	$47.73	Base fee is 45 bps +/- 25 bps capped performance fee
Sub-Advised Separate Account #2	$354.06	40 bps on First $250MM 38 bps (back to $1) when totaled assets exceed $250MM
Sub-Advised Separate Account #3	$255.75	31 bps on all assets

Investment ObjectiveS, Principal Investment Strategies,
and Principal Risks of the FundS

GUARDIAN CORE FIXED INCOME VIP FUND

Investment Objective

The Fund seeks to provide a high level of current income and capital appreciation without undue risk to principal.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in investment grade debt securities of all types and repurchase agreements for those securities. The Fund’s debt securities may include without limitation: long- and short-term corporate debt obligations; mortgage-backed, mortgage-related, and other asset-backed securities; convertible bonds; U.S. government securities, including securities issued by agencies or instrumentalities of the U.S. government; and U.S. dollar-denominated obligations of foreign governments, corporations and banks (i.e., Yankee Bonds).

FIAM LLC (the “Subadviser”) uses bond market sector allocation, comprehensive credit analysis and yield curve positioning to select securities for the Fund. Yield curve positioning represents the relationship between the interest rates of bonds having the same credit quality but different maturity dates. Under normal market conditions, the average duration of the Fund’s portfolio is expected to be between 3 and 10 years. Duration is a measure of a bond price’s sensitivity to changes in interest rates. The Fund may lengthen or shorten its duration within the intermediate range to reflect changes in the overall composition of the investment grade debt markets. An investment grade security is one that is rated BBB- (or its equivalent) and higher by a credit rating agency registered as a nationally recognized statistical rating organization (“NRSRO”) with the SEC, or, if unrated, has been determined by the Subadviser to be of comparable quality.

Although the Fund primarily invests in domestic securities, up to 20% of the Fund’s assets may be invested in foreign debt securities, which may be denominated in foreign currencies. The Fund may purchase or sell securities on a when-issued, to-be-announced (“TBA”), delayed delivery or forward commitment basis and may engage in short-term trading of portfolio securities. There is no limitation on the maturity of any specific security the Fund may purchase, and the Fund may sell any security before it matures. The Fund may also utilize dollar roll transactions to obtain market exposure to certain types of securities, particularly mortgage-backed securities. A mortgage dollar roll transaction involves a sale by a Fund of a mortgage-backed security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price.

The Fund may enter into exchange-traded or over-the-counter derivatives transactions of any kind, such as futures contracts (both long and short positions), options on futures, and swap contracts, including, for example, interest rate swaps and credit default swaps. The Fund also may enter into exchange-traded or over-the-counter foreign currency exchange transactions, including currency futures, forward, and option transactions. The Fund may enter into any of these transactions for a variety of purposes, including, but not limited to, hedging various risks such as credit risk, interest rate risk, currency risk, and liquidity risk; taking a net long or short position in certain investments or markets; providing liquidity in the Fund; equitizing cash; minimizing transaction costs; generating income; adjusting the Fund’s sensitivity to interest rate risk, currency risk, or other risk; replicating certain direct investments; and asset and sector allocation.

The Fund may also invest in other investment companies, including exchange-traded funds (“ETFs”), for cash management purposes or to seek exposure to a particular asset class. In addition, the Fund may invest in commercial mortgage-backed securities (“CMBS”) and collateralized loan obligations.

The Subadviser regularly reviews the Fund’s investments and may sell investments when it believes the securities are no longer attractive due to valuation, changes in the fundamental outlook of the company or if it considers other investments more attractive.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Market Risk. The financial and securities markets are very volatile and may be affected by political, regulatory, social, economic, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural disasters, terrorism, and governmental or quasi-governmental actions. These events may negatively affect issuers, industries and markets worldwide and adversely affect the Fund and its investments. The market value of securities in which the Fund invests is based upon the market’s perception of value and is not necessarily an objective measure of the securities’ value. Changes to the market value of securities in which the Fund invests may be rapid and unpredictable. The price, value or liquidity of the Fund’s investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the market, issuers, and security types may react differently to such developments. The fixed income investments in which the Fund invests may underperform other segments of the fixed income market or the fixed income market as a whole. Although prices of fixed income investments tend to rise and fall less dramatically than those of equity securities, they may experience heightened volatility and limited liquidity during certain market and economic conditions.

Issuer Risk. The Fund’s investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Active Management Risk. The Fund is actively managed by the Subadviser. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund’s performance. There is no guarantee that the Subadviser’s investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives.

Credit Risk. The Fund may lose money if the issuer or guarantor of a fixed income or debt instrument is unable or unwilling, or is perceived as unable or unwilling, to pay interest or repay principal on time or otherwise to honor its obligations. A fixed income or debt instrument held by the Fund may be adversely affected by changes in, or the market’s perception of, the financial strength (or credit rating) of its issuer or guarantor or the credit rating of the instrument. Credit ratings may decrease rapidly and may not be an accurate assessment of liquidity or credit risk. Actual or perceived changes in economic, social, health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services.

Interest Rate Risk. The value of the Fund’s investments may decline because of a change in interest rates. The negative impact on fixed income and debt instruments from potential interest rate changes could be swift and significant, including falling market values, increased redemptions and reduced liquidity. The value of an instrument with a longer duration will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Very low or negative interest rates may magnify interest rate risk. Low interest rates (or negative interest rates) may magnify the risks associated with rising interest rates. There is the risk that the income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Fund and its investments. The Fund may also be subject to heightened interest rate risk when the Federal Reserve raises interest rates. Duration is a measure of a bond price’s sensitivity to a given change in interest rates. For example, the price of a bond with a duration of three years would be expected to fall approximately 3% if interest rates were to rise by one percentage point. In addition, the Fund is subject to the risk that the Fund’s income will decline because of falling interest rates, including negative interest rates, if the Fund holds floating or variable rate debt securities or if an issuer fails to pay interest and principal in a timely manner. Other factors that may affect the value of debt securities include, but are not limited to, economic, political, public health, and other crises and responses by governments and companies to such crises.

Mortgage-Backed and Other Asset-Backed Securities Risk. Mortgage-backed and other asset-backed securities are subject to the risks associated with fixed income investments. The value of mortgage-backed and other asset-backed securities held by the Fund may be adversely affected by, among other things, changes or perceived changes in interest rates and may exhibit additional volatility during periods of rising interest rates as a result of extended duration. In addition, mortgage-backed and other asset-backed securities are subject to the risk that underlying obligations will be repaid sooner (known as “prepayment risk”) or later (known as “extension risk”) than expected because of changes in interest rates, either of which may result in lower than expected returns for the Fund. Because mortgage-backed securities are backed by mortgage loans, they also are subject to risks associated with the ownership of real estate and the real estate industry. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Repurchase Agreement Risk. Repurchase agreements entail the Fund’s purchase of a fund eligible security from a bank or broker-dealer that agrees to repurchase the security at the Fund’s cost plus interest within a specified time (normally one day). Repurchase agreements permit an investor to maintain liquidity and earn income over periods of time as short as overnight although the term of such agreement may extend over a number of months (up to one year) from the date of delivery. The repurchase price is in excess of the Fund’s purchase price by an amount which reflects an agreed upon market rate of return, effective for the period of time the Fund is invested in the security. This results in a fixed rate of return protected from market fluctuations during the period of the agreement. This rate is not tied to the coupon rate on the security subject to the repurchase agreement. If the party agreeing to repurchase the securities defaults and/or if the value of the underlying securities held by a Fund falls below the repurchase price, a loss could be incurred. The Fund also might incur disposition costs in connection with liquidating the securities.

Convertible Securities Risk. Debt securities that are convertible into preferred or common stocks are subject to the risks of both debt and equity securities. The market value of a convertible security performs like that of a regular debt security but because a portion of the convertible security’s value is based on common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock. Certain types of convertible securities may decline in value or lose their value entirely in the event the issuer’s financial condition becomes significantly impaired.

When-Issued, Delayed Delivery, and Forward Commitment Transaction Risk. The Subadviser may purchase or sell securities for the Fund on a when-issued, delayed-delivery, or forward commitment basis where payment and delivery take place at a future settlement date, including mortgage-backed securities purchased or sold in the to-be-announced (“TBA”) market. The purchaser in a when-issued, delayed delivery or forward commitment transaction assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued or delivered as anticipated. When-issued, delayed delivery, and forward commitment transactions can involve leverage. These transactions may significantly increase the fund’s portfolio turnover rate.

U.S. Government Securities Risk. U.S. government securities may or may not be backed by the full faith and credit of the U.S. government and are subject to the risks associated with fixed-income instruments, particularly interest rate risk and credit risk. The Fund is subject to the risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

Counterparty Risk. Certain investments or investment transactions are subject to the risk that the Fund’s counterparty will become insolvent or otherwise be unwilling or unable to perform its obligations in a timely manner or at all. As a result, the Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed, which may result in a loss to the Fund.

Derivatives Risk. Derivatives are instruments whose value depends on (or is derived from) the value of an underlying security, asset, or other benchmark. Derivatives (including short exposures through derivatives) pose risks in addition to and greater than those associated with investing directly in other investments, including potentially heightened liquidity and valuation risk, counterparty risk, market risk, operational risk and legal risk. In addition, certain derivatives result in leverage, which can result in losses substantially greater than the amount invested in the derivatives by the Fund.

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions, tariffs, or other measures by the United States or other governments and supranational organizations. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments (including regional and global, military or other conflicts), the imposition of economic sanctions, changes in international trading patterns, trade barriers (including tariffs) and other protectionist or retaliatory measures. Economic sanctions and other similar governmental actions or developments could, among other things, adversely impact the value and liquidity of the Fund’s foreign investments and the Fund’s ability to invest in foreign investments and thus make the Fund’s investments in such securities less liquid or illiquid. The Fund’s foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency’s value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly and may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, and less stringent investor protections and disclosure standards.

Forwards and Futures Contracts Risk. Forwards and futures contracts are derivative contracts that obligate a purchaser to purchase, and a seller to sell, a specific amount of an asset (e.g., a currency or security) at a specified future date and price. In addition to the risks generally applicable to derivatives, these contracts are particularly subject to the risk of imperfect correlation between the change in market value of the asset underlying a contract or the asset held by the Fund being hedged and the price of the forward or futures contract, as well as losses caused by unanticipated market movements, which are potentially unlimited.

Liquidity and Valuation Risk. Any of the Fund’s investments may become illiquid or less liquid in response to overall economic conditions or adverse investor perceptions. As a result, it may be difficult to sell the Fund’s investments at a favorable time or price or at all. To meet redemption requests or otherwise raise cash, the Fund may be forced to sell investments at a disadvantageous time and/or price. In addition, it may be difficult for the Fund to accurately value investments or purchase or sell investments within a reasonable time at the price at which it has been valued for purposes of the Fund’s net asset value. Certain investments, including thinly-traded securities, are particularly susceptible to liquidity and valuation risk. The Fund’s fixed-income instruments may experience reduced liquidity as a result of the lack of an active market or limited dealer market-making capacity. Liquidity risk may be magnified during periods of interest rate volatility, market turmoil or periods of significant shareholder redemptions.

Options Risk. An option is a derivative contract where, for a premium payment or fee, the purchaser of the option is given the right but not the obligation to buy (a call option) or sell (a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date or dates. In addition to the risks generally applicable to derivatives, the prices of options can be highly volatile and the Fund’s use of options can lower total returns and may affect the Fund’s portfolio turnover rate and the amount of brokerage commissions paid by the Fund.

Other Investment Companies Risk. To the extent the Fund invests in other investment companies (such as ETFs), the Fund will incur a pro rata share of the expenses of these investment companies and the Fund will be subject to the risks associated with these investment companies. An ETF may trade in the secondary market at a price below or above the value of its underlying portfolio and may not be liquid. In addition, an ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons.

Sovereign Debt Risk. The debt securities issued by sovereign entities may decline as a result of default or other adverse credit event resulting from a sovereign debtor’s unwillingness or inability to repay principal and pay interest in a timely manner, which may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is increased for emerging market issuers.

Swaps Risk. Swap agreements are derivatives contracts where the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. In addition to the risks generally applicable to derivatives, risks associated with swap agreements include adverse changes in the returns of the underlying instruments, failure of the counterparties to perform under the agreement’s terms and the possible lack of liquidity with respect to the agreements.

Portfolio Turnover Risk. To the extent the Fund engages in active trading, it may have high portfolio turnover. Frequent purchases and sales of portfolio investments may result in higher Fund expenses, such as higher brokerage fees or other transaction costs, which may negatively affect the Fund’s performance.

GUARDIAN MULTI-SECTOR BOND VIP FUND

Investment Objective

The Fund seeks to provide a high current income with a secondary objective of capital appreciation.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in fixed income investments. The Fund’s fixed income investments include: U.S. and foreign corporate debt securities; U.S. government securities and securities of foreign governments (which may include securities issued, guaranteed or otherwise backed by the government or its agencies, instrumentalities or other sponsored enterprises such as agency mortgage-backed securities) and supranational entities; U.S. and foreign below investment grade bonds; mortgage- and other asset-backed securities, including collateralized mortgage obligations (“CMOs”) and collateralized loan obligations (“CLOs”); inflation-linked investments (e.g., Treasury Inflation-Protected Securities or “TIPS”); and cash-equivalent instruments. The Fund’s CLO investments may include CLO tranches of any rating. The Fund’s investments may also include “tax credit bonds” (including Build America Bonds, clean renewable energy bonds and qualified tax credit bonds) and tax-exempt bonds as well as loans of any maturity and credit quality, including “covenant-lite” loans. The Fund may also invest in credit risk transfer securities (“CRTs”) and in securities that have contractual restrictions that prohibit or limit their public resale, which may include Rule 144A securities. The Fund may also invest in equity-related instruments including convertible and preferred securities and warrants.

The Fund’s foreign investments may include debt securities issued by emerging markets countries and companies whose principal business activities are located in emerging market countries. The Subadviser generally considers countries included in the MSCI® Emerging Markets Index to be emerging market countries, but may consider other factors in determining whether an issuer is situated in an emerging market country. The Fund may, from time to time, invest a substantial portion of its assets in issuers in any country or group of countries. In addition, a substantial portion of the Fund’s assets may be invested in agency residential and commercial mortgage- and other asset-backed securities. In addition, as a substitute for investments directly in debt securities, the Fund may seek exposure to such debt securities through investments in exchange-traded funds (“ETFs”), which may include ETFs affiliated with Janus Henderson Investors US LLC (the “Subadviser”).

Under certain market conditions, the Fund may use derivative instruments including futures contracts, options, swaps, and forward contracts to seek to (i) hedge various investments, (ii) manage or adjust duration and yield curve positioning, (iii) manage risk, (iv) enhance potential returns, or (v) as substitutes for permitted Fund investments. Duration is a measure of a bond price’s sensitivity to changes in interest rates. Yield curve positioning represents the relationship between the interest rates of bonds having the same credit quality but different maturity dates.

Under normal market conditions, the Fund may invest up to 65% of its net assets in below investment grade securities or unrated securities considered by the Subadviser to be of comparable quality (commonly referred to as “high yield” or “junk” bonds). The limit may be exceeded on a temporary basis under unusual circumstances, such as when new issue allocations are higher than expected. An investment is considered below investment grade if it is rated Ba1 by Moody’s Investors Service, Inc. or BB+ by Standard & Poor’s Ratings Group or Fitch Ratings Inc., or lower or, if unrated, is considered by the Subadviser to be of comparable quality. The Fund will consider a security to be below investment grade if at least two of the three rating agencies rates it below investment grade as described above. When a rating from only two of the rating agencies is available, the lower rating will be used.

The Subadviser allocates the Fund’s investments based on its detailed analysis of market, economic, political, and other factors, and of the potential for the various obligations to provide high current income and/or capital appreciation. The Subadviser selects specific investments for the Fund by considering a wide variety of factors, including yield, potential for appreciation in value, the credit quality of the issuer or collateral, maturity, and the degree of perceived risk associated with a specific investment relative to the potential for favorable investment returns and to other investments. The Subadviser typically may sell investments when it believes that they no longer offer attractive potential future returns compared to other investment opportunities or that they present undesirable risks, or in an attempt to limit losses on investments that may decline or have declined in value.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Market Risk. The financial and securities markets are very volatile and may be affected by political, regulatory, social, economic, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural disasters, terrorism, and governmental or quasi-governmental actions. These events may negatively affect issuers, industries and markets worldwide and adversely affect the Fund and its investments. The market value of securities in which the Fund invests is based upon the market’s perception of value and is not necessarily an objective measure of the securities’ value. Changes to the market value of securities in which the Fund invests may be rapid and unpredictable. The price, value or liquidity of the Fund’s investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the market, issuers, and security types may react differently to such developments. The fixed income investments in which the Fund invests may underperform other segments of the fixed income market or the fixed income market as a whole. Although prices of fixed income investments tend to rise and fall less dramatically than those of equity securities, they may experience heightened volatility and limited liquidity during certain market and economic conditions.

Issuer Risk. The Fund’s investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Active Management Risk. The Fund is actively managed by the Subadviser. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund’s performance. There is no guarantee that the Subadviser’s investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives.

Credit Risk. The Fund may lose money if the issuer or guarantor of a fixed income or debt instrument is unable or unwilling, or is perceived as unable or unwilling, to pay interest or repay principal on time or otherwise to honor its obligations. A fixed income or debt instrument held by the Fund may be adversely affected by changes in, or the market’s perception of, the financial strength (or credit rating) of its issuer or guarantor or the credit rating of the instrument. Credit ratings may decrease rapidly and may not be an accurate assessment of liquidity or credit risk. Actual or perceived changes in economic, social, health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services.

Interest Rate Risk. The value of the Fund’s investments may decline because of a change in interest rates. The negative impact on fixed income and debt instruments from potential interest rate changes could be swift and significant, including falling market values, increased redemptions and reduced liquidity. The value of an instrument with a longer duration will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Very low or negative interest rates may magnify interest rate risk. Low interest rates (or negative interest rates) may magnify the risks associated with rising interest rates. There is the risk that the income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Fund and its investments. The Fund may also be subject to heightened interest rate risk when the Federal Reserve raises interest rates. Duration is a measure of a bond price’s sensitivity to a given change in interest rates. For example, the price of a bond with a duration of three years would be expected to fall approximately 3% if interest rates were to rise by one percentage point. In addition, the Fund is subject to the risk that the Fund’s income will decline because of falling interest rates, including negative interest rates, if the Fund holds floating or variable rate debt securities or if an issuer fails to pay interest and principal in a timely manner. Other factors that may affect the value of debt securities include, but are not limited to, economic, political, public health, and other crises and responses by governments and companies to such crises.

Mortgage-Backed and Other Asset-Backed Securities Risk. Mortgage-backed and other asset-backed securities are subject to the risks associated with fixed income investments. The value of mortgage-backed and other asset-backed securities held by the Fund may be adversely affected by, among other things, changes or perceived changes in interest rates and may exhibit additional volatility during periods of rising interest rates as a result of extended duration. In addition, mortgage-backed and other asset-backed securities are subject to the risk that underlying obligations will be repaid sooner (known as “prepayment risk”) or later (known as “extension risk”) than expected because of changes in interest rates, either of which may result in lower than expected returns for the Fund. Because mortgage-backed securities are backed by mortgage loans, they also are subject to risks associated with the ownership of real estate and the real estate industry. The mortgage-backed securities in which the Fund invests may include CMOs. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. CMOs are subject to the same risks as other mortgage-backed securities, including interest rate, prepayment and extension risk, but also present certain special risks. CMOs are subject to cash flow uncertainty and price volatility. CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgage-related obligations, and under certain interest rate and payment scenarios, the Fund may fail to recoup fully its investment in certain of these securities.

High-Yield Fixed Income Investment Risk. High-yield, below investment-grade and unrated fixed income investments may be less liquid and more volatile than investment-grade fixed income investments and are considered predominantly speculative with respect to their capacity to pay interest and principal. These investments may be particularly difficult to value accurately and sell at an advantageous price or time and may experience higher default rates than higher rated investments. In addition, high-yield fixed income investments may be particularly sensitive to credit risk and interest rate risk and may be adversely affected by, among other things, negative perceptions of high-yield investments generally and issuer-specific developments. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Collateralized Loan Obligation Risk. CLOs bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. The Fund’s investment in a CLO may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class. CLO managers are responsible for selecting, managing and replacing the underlying bank loans within a CLO. CLO managers may have limited operating histories and, may be subject to conflicts of interests, including managing the assets of other clients or other investment vehicles, or receiving fees that incentivize maximizing the yield, and indirectly the risk, of a CLO. Adverse developments with respect to a CLO manager may adversely impact the performance of the CLO securities in which the Fund invests.

Convertible Securities Risk. Debt securities that are convertible into preferred or common stocks are subject to the risks of both debt and equity securities. The market value of a convertible security performs like that of a regular debt security but because a portion of the convertible security’s value is based on common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock. Certain types of convertible securities may decline in value or lose their value entirely in the event the issuer’s financial condition becomes significantly impaired.

Counterparty Risk. Certain investments or investment transactions are subject to the risk that the Fund’s counterparty will become insolvent or otherwise be unwilling or unable to perform its obligations in a timely manner or at all. As a result, the Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed, which may result in a loss to the Fund.

Derivatives Risk. Derivatives are instruments whose value depends on (or is derived from) the value of an underlying security, asset, or other benchmark. Derivatives (including short exposures through derivatives) pose risks in addition to and greater than those associated with investing directly in other investments, including potentially heightened liquidity and valuation risk, counterparty risk, market risk, operational risk and legal risk. In addition, certain derivatives result in leverage, which can result in losses substantially greater than the amount invested in the derivatives by the Fund.

Emerging Markets Risk. The risks associated with foreign investments are heightened for investments in emerging markets as emerging markets are considered to be less developed than developing countries. In particular, investments in emerging markets may present market, currency, liquidity, valuation, and other risks that are different from, or greater than, the risks of investing in developed foreign markets. The risks of investing emerging markets are elevated under adverse market conditions. Furthermore, investments in or exposure to emerging markets are generally subject to additional risks, including the risks associated with trading in smaller markets, lower volumes of trading, and being subject to lower levels of government regulation and less extensive and transparent accounting, auditing, recordkeeping, financial reporting and other requirements, sensitivity to adverse political, economic or social events affecting the region where an emerging market is located, and the potential expropriation or nationalization of foreign deposits or assets. Emerging markets may be especially volatile and securities transactions in emerging markets may be subject to delayed settlement.

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions, tariffs, or other measures by the United States or other governments and supranational organizations. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments (including regional and global, military or other conflicts), the imposition of economic sanctions, changes in international trading patterns, trade barriers (including tariffs) and other protectionist or retaliatory measures. Economic sanctions and other similar governmental actions or developments could, among other things, adversely impact the value and liquidity of the Fund’s foreign investments and the Fund’s ability to invest in foreign investments and thus make the Fund’s investments in such securities less liquid or illiquid. The Fund’s foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency’s value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly and may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, and less stringent investor protections and disclosure standards.

Forwards and Futures Contracts Risk. Forwards and futures contracts are derivative contracts that obligate a purchaser to purchase, and a seller to sell, a specific amount of an asset (e.g., a currency or security) at a specified future date and price. In addition to the risks generally applicable to derivatives, these contracts are particularly subject to the risk of imperfect correlation between the change in market value of the asset underlying a contract or the asset held by the Fund being hedged and the price of the forward or futures contract, as well as losses caused by unanticipated market movements, which are potentially unlimited.

Geographic Focus Risk. To the extent the Fund’s investments focus on one or more specific geographic regions or a small group of countries the Fund’s performance will be particularly susceptible to conditions and developments relating to such region(s) or countries. Issuers in a single country, a small number of countries, or a particular geographic region can react similarly to market, currency, economic, political, regulatory, geopolitical and other conditions. In addition, the Fund may be subject to greater volatility than a more geographically diversified fund.

Inflation-Linked Investments Risk. Inflation-linked investments, including TIPS, tend to react to changes in real interest rates (i.e., nominal interest rates minus the expected impact of inflation) and the principal and interest payments on such investments are adjusted periodically based on the inflation rate. The price of an inflation-linked investment generally decreases when real interest rates rise and increases when real interest rates fall and may be more volatile than other fixed-income instruments. During periods of deflation, the Fund may receive no income from such investments and the Fund’s use of these investments may be unsuccessful. With respect to TIPS, the United States Treasury guarantees the repayment of the original bond principal upon maturity, as adjusted for inflation. For other inflation-lined investments that do not provide a similar guarantee, the adjusted principal value of the investment to be repaid at maturity is subject to credit risk.

Liquidity and Valuation Risk. Any of the Fund’s investments may become illiquid or less liquid in response to overall economic conditions or adverse investor perceptions. As a result, it may be difficult to sell the Fund’s investments at a favorable time or price or at all. To meet redemption requests or otherwise raise cash, the Fund may be forced to sell investments at a disadvantageous time and/or price. In addition, it may be difficult for the Fund to accurately value investments or purchase or sell investments within a reasonable time at the price at which it has been valued for purposes of the Fund’s net asset value. Certain investments, including thinly-traded securities, are particularly susceptible to liquidity and valuation risk. The Fund’s fixed-income instruments may experience reduced liquidity as a result of the lack of an active market or limited dealer market-making capacity. Liquidity risk may be magnified during periods of interest rate volatility, market turmoil or periods of significant shareholder redemptions.

Loan Risk. Investments in loans are particularly subject to, among other risks, credit risk, interest rate risk, and counterparty risk. The Fund’s investments in loans can be difficult to value accurately and may be more susceptible to liquidity risk than fixed income (or debt) investments of similar credit quality and/or maturity. Investments or transactions in loans are often subject to long settlement periods (potentially longer than seven days), which could limit the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. As a result, the Fund may be forced to sell other, more desirable, liquid investments, sell illiquid investments at a loss or take other measures to raise cash. Loans often are rated below investment-grade and may be unrated and subject the Fund to the risk that the value of the collateral for the loan may be insufficient to cover the borrower’s obligations should the borrower fail to make payments or become insolvent. Participations in loans may subject the Fund to the credit risk of both the borrower and the issuer of the participation and may make enforcement of loan covenants (if any) more difficult for the Fund as legal action may have to go through the issuer of the participations. Investments in loans that lack or possess fewer or contingent contractual restrictive covenants are particularly susceptible to the risks associated with these investments. In addition, loans and other similar investments may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims. The Fund may invest in floating rate loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans, which are loans or other similar debt obligations that lack certain covenants and other financial protections for lenders and investors, such as the imposition of certain restrictions and other limitations on a borrower’s operations or assets and the provision of certain information and consent rights to lenders. The Fund’s investments in or exposure to covenant-lite obligations are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements.

Municipal Obligations Risk. Issuers, including governmental issuers, may be unable to pay their obligations as they come due. The values of municipal obligations that depend on a specific revenue source to fund their payment obligations may fluctuate as a result of changes in the cash flows generated by the revenue source or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source. In addition, changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations. Loss of tax-exempt status may result in a significant decline in the values of such municipal obligations. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the Fund’s net asset value.

Options Risk. An option is a derivative contract where, for a premium payment or fee, the purchaser of the option is given the right but not the obligation to buy (a call option) or sell (a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date or dates. In addition to the risks generally applicable to derivatives, the prices of options can be highly volatile and the Fund’s use of options can lower total returns and may affect the Fund’s portfolio turnover rate and the amount of brokerage commissions paid by the Fund.

Other Investment Companies Risk. To the extent the Fund invests in other investment companies (such as ETFs), the Fund will incur a pro rata share of the expenses of these investment companies and the Fund will be subject to the risks associated with these investment companies. An ETF may trade in the secondary market at a price below or above the value of its underlying portfolio and may not be liquid. In addition, an ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons.

Sovereign Debt Risk. The debt securities issued by sovereign entities may decline as a result of default or other adverse credit event resulting from a sovereign debtor’s unwillingness or inability to repay principal and pay interest in a timely manner, which may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is increased for emerging market issuers.

Swaps Risk. Swap agreements are derivatives contracts where the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. In addition to the risks generally applicable to derivatives, risks associated with swap agreements include adverse changes in the returns of the underlying instruments, failure of the counterparties to perform under the agreement’s terms and the possible lack of liquidity with respect to the agreements.

When-Issued, Delayed Delivery, and Forward Commitment Transaction Risk. The Subadviser may purchase or sell securities for the Fund on a when-issued, delayed-delivery, or forward commitment basis where payment and delivery take place at a future settlement date, including mortgage-backed securities purchased or sold in the to-be-announced (“TBA”) market. The purchaser in a when-issued, delayed delivery or forward commitment transaction assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued or delivered as anticipated. When-issued, delayed delivery, and forward commitment transactions can involve leverage. These transactions may significantly increase the fund’s portfolio turnover rate.

Credit Risk Transfer Securities Risk. CRTs are unguaranteed and unsecured fixed or floating rate general obligations that are commonly issued by government sponsored enterprises. CRTs are not directly linked to or backed by the underlying mortgage loans, so investors such as the Fund have no direct recourse to the underlying mortgage loans in the event of a default. The risks associated with CRTs are different from the risks associated with investments in mortgage-backed securities issued by government sponsored enterprises or private issuers because some or all of the mortgage default or credit risk associated with the underlying mortgage loans is transferred to investors.

Rule 144A Securities and Other Exempt Securities Risk. Investments in securities issued under Regulation S and Rule 144A and other securities exempt from certain registration requirements could have the effect of decreasing the Fund’s liquidity profile or preventing the Fund from disposing of them promptly at advantageous prices. Investments in securities exempt from certain registration requirements may be less liquid than other investments because such securities may not always be readily sold in broad public markets and may have no active trading market. As a result, they may be difficult to value because market quotations may not be readily available.

Preferred Securities Risk. Preferred securities represent an equity or ownership interest in an issuer. Preferred securities are subject to many of the risks to which common stock and debt securities are subject. Preferred securities normally pay dividends at a specified rate and take precedence over common stock in the event the issuer is liquidated or declares bankruptcy. In some cases, preferred stock dividends are not paid at a stated rate and may vary depending on an issuer’s financial performance. If interest rates rise, the fixed dividend on preferred securities may be less attractive, causing the price of such securities to decline.

U.S. Government Securities Risk. U.S. government securities may or may not be backed by the full faith and credit of the U.S. government and are subject to the risks associated with fixed-income instruments, particularly interest rate risk and credit risk. The Fund is subject to the risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

Warrants Risk. A warrant grants the holder the right but not the obligation to purchase from an issuer (a call warrant) or sell to an issuer (a put warrant) equity securities of the issuer at a specific price for a specific period of time. The value of a warrant may not necessarily reflect the value of the underlying securities and is subject to the risks associated with the underlying securities, including market risk. Warrant holders do not receive dividends or have voting or credit right. A warrant ceases to have value if not exercised prior to its expiration date.

Affiliated ETFs Risk. The Subadviser may invest in certain affiliated ETFs as investments for the Fund. The Subadviser will generally receive fees for managing such funds, in addition to the fees paid to the Subadviser by the Manager. The payment of such fees by affiliated funds creates a conflict of interest when selecting affiliated funds for investment by the Fund. The Subadviser, however, is a fiduciary to the Fund and its shareholders and is legally obligated to act in its best interest when selecting affiliated funds. In addition, conflicts of interest are mitigated by policies, procedures, and practices put in place by the Subadviser.

Portfolio Turnover Risk. To the extent the Fund engages in active trading, it may have high portfolio turnover. Frequent purchases and sales of portfolio investments may result in higher Fund expenses, such as higher brokerage fees or other transaction costs, which may negatively affect the Fund’s performance.

GUARDIAN SHORT DURATION BOND VIP FUND

Investment Objective

The Fund seeks to preserve principal and meet liquidity needs while maximizing total return.

Principal Investment Strategies

Allspring Global Investments, LLC (the “Subadviser”), pursues the Fund’s investment objective by investing, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in debt securities. The Fund’s debt securities may include, without limitation: U.S. government securities, including securities issued by agencies or instrumentalities of the U.S. government; long- and short-term corporate debt obligations; mortgage-backed securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities (“CMBS”); asset-backed securities, including collateralized loan obligations (“CLOs”); and U.S. dollar-denominated obligations of foreign governments, corporations and banks (i.e., Yankee Bonds); and money market instruments. The Fund’s CLO investments may include CLO tranches of any rating.

The Subadviser’s investment approach prioritizes sector allocation and security selection while de-emphasizing duration strategy as the primary source of excess return. The Subadviser emphasizes yield-advantaged sectors though consideration is given to the full spectrum of investment grade securities. Security selection is driven by a disciplined, robust, fundamental and quantitative credit analysis within a relative value framework. The Subadviser’s relative value assessment focuses on the factors unique to each sector when evaluating securities for investment. It identifies securities with attractive risk/reward characteristics and believes pricing inefficiencies can be identified and captured to generate attractive risk adjusted returns. A security is sold when it becomes overvalued on a relative basis or when proactive research indicates a deterioration of a security’s risk-rating score or outlook.

Under normal market conditions, the average duration of the Fund’s portfolio is expected to be between 1 and 3 years and its average maturity is expected to be between 1 and 3 years. Duration is a measure of a bond price’s sensitivity to a given change in interest rates. The Fund seeks to maintain a low duration but may lengthen or shorten its duration within that range to reflect changes in the overall composition of the short-term investment grade debt markets. The Fund may invest up to 10% of its total assets in below investment grade debt securities (commonly known as “high-yield” securities or “junk” bonds). An investment is considered below investment grade if it is rated Ba1 by Moody’s Investors Service, Inc. or BB+ by Standard & Poor’s Ratings Group or Fitch Ratings, Inc., or lower or, if unrated, is considered by the Subadviser to be of comparable quality. The Fund will consider a security to be below investment grade if at least two of the three rating agencies rate it below investment grade as described above. When a rating from only two of the rating agencies is available, the lower rating will be used.

The Fund may enter into Treasury futures contracts (both long and short positions). The Fund may enter into these transactions for a variety of purposes, including, but not limited to, hedging various risks such as credit risk or interest rate risk; equitizing cash; generating income; adjusting the Fund’s sensitivity to interest rate risk or other risk; and asset and sector allocation.

The Fund may invest in other investment companies, including exchange-traded funds (“ETFs”), for cash management purposes or to seek exposure to a particular asset class. The Subadviser regularly reviews the Fund’s investments and may sell investments when it believes the securities are no longer attractive due to valuation, changes in the fundamental outlook of the company or other investments are considered more attractive.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Market Risk. The financial and securities markets are very volatile and may be affected by political, regulatory, social, economic, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural disasters, terrorism, and governmental or quasi-governmental actions. These events may negatively affect issuers, industries and markets worldwide and adversely affect the Fund and its investments. The market value of securities in which the Fund invests is based upon the market’s perception of value and is not necessarily an objective measure of the securities’ value. Changes to the market value of securities in which the Fund invests may be rapid and unpredictable. The price, value or liquidity of the Fund’s investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the market, issuers, and security types may react differently to such developments. The fixed income investments in which the Fund invests may underperform other segments of the fixed income market or the fixed income market as a whole. Although prices of fixed income investments tend to rise and fall less dramatically than those of equity securities, they may experience heightened volatility and limited liquidity during certain market and economic conditions.

Issuer Risk. The Fund’s investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Active Management Risk. The Fund is actively managed by the Subadviser. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund’s performance. There is no guarantee that the Subadviser’s investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives.

Credit Risk. The Fund may lose money if the issuer or guarantor of a fixed income or debt instrument is unable or unwilling, or is perceived as unable or unwilling, to pay interest or repay principal on time or otherwise to honor its obligations. A fixed income or debt instrument held by the Fund may be adversely affected by changes in, or the market’s perception of, the financial strength (or credit rating) of its issuer or guarantor or the credit rating of the instrument. Credit ratings may decrease rapidly and may not be an accurate assessment of liquidity or credit risk. Actual or perceived changes in economic, social, health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services.

Interest Rate Risk. The value of the Fund’s investments may decline because of a change in interest rates. The negative impact on fixed income and debt instruments from potential interest rate changes could be swift and significant, including falling market values, increased redemptions and reduced liquidity. The value of an instrument with a longer duration will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Very low or negative interest rates may magnify interest rate risk. Low interest rates (or negative interest rates) may magnify the risks associated with rising interest rates. There is the risk that the income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Fund and its investments. The Fund may also be subject to heightened interest rate risk when the Federal Reserve raises interest rates. Duration is a measure of a bond price’s sensitivity to a given change in interest rates. For example, the price of a bond with a duration of three years would be expected to fall approximately 3% if interest rates were to rise by one percentage point. In addition, the Fund is subject to the risk that the Fund’s income will decline because of falling interest rates, including negative interest rates, if the Fund holds floating or variable rate debt securities or if an issuer fails to pay interest and principal in a timely manner. Other factors that may affect the value of debt securities include, but are not limited to, economic, political, public health, and other crises and responses by governments and companies to such crises.

U.S. Government Securities Risk. U.S. government securities may or may not be backed by the full faith and credit of the U.S. government and are subject to the risks associated with fixed-income instruments, particularly interest rate risk and credit risk. The Fund is subject to the risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

Mortgage-Backed and Other Asset-Backed Securities Risk. Mortgage-backed and other asset-backed securities are subject to the risks associated with fixed income investments. The value of mortgage-backed and other asset-backed securities held by the Fund may be adversely affected by, among other things, changes or perceived changes in interest rates and may exhibit additional volatility during periods of rising interest rates as a result of extended duration. In addition, mortgage-backed and other asset-backed securities are subject to the risk that underlying obligations will be repaid sooner (known as “prepayment risk”) or later (known as “extension risk”) than expected because of changes in interest rates, either of which may result in lower than expected returns for the Fund. Because mortgage-backed securities are backed by mortgage loans, they also are subject to risks associated with the ownership of real estate and the real estate industry. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities. The mortgage-backed securities in which the Fund invests may include CMOs. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. CMOS are subject to the same risks as other mortgage-backed securities, including interest rate, prepayment and extension risk, but also present certain special risks. CMOs are subject to cash flow uncertainty and price volatility. CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgage-related obligations, and under certain interest rate and payment scenarios, the Fund may fail to recoup fully its investment in certain of these securities.

Money Market Instruments Risk. The value of a money market instrument typically will decline during periods of rising interest rates and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, regulatory, public health, and other conditions affecting a particular type of security or issuer or fixed income securities generally.

Collateralized Loan Obligation Risk. CLOs bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. The Fund’s investment in a CLO may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class. CLO managers are responsible for selecting, managing and replacing the underlying bank loans within a CLO. CLO managers may have limited operating histories and, may be subject to conflicts of interests, including managing the assets of other clients or other investment vehicles, or receiving fees that incentivize maximizing the yield, and indirectly the risk, of a CLO. Adverse developments with respect to a CLO manager may adversely impact the performance of the CLO securities in which the Fund invests.

Counterparty Risk. Certain investments or investment transactions are subject to the risk that the Fund’s counterparty will become insolvent or otherwise be unwilling or unable to perform its obligations in a timely manner or at all. As a result, the Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed, which may result in a loss to the Fund.

When-Issued, Delayed Delivery, and Forward Commitment Transaction Risk. The Subadviser may purchase or sell securities for the Fund on a when-issued, delayed-delivery, or forward commitment basis where payment and delivery take place at a future settlement date, including mortgage-backed securities purchased or sold in the to-be-announced (“TBA”) market. The purchaser in a when-issued, delayed delivery or forward commitment transaction assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued or delivered as anticipated. When-issued, delayed delivery, and forward commitment transactions can involve leverage. These transactions may significantly increase the fund’s portfolio turnover rate.

Derivatives Risk. Derivatives are instruments whose value depends on (or is derived from) the value of an underlying security, asset, or other benchmark. Derivatives (including short exposures through derivatives) pose risks in addition to and greater than those associated with investing directly in other investments, including potentially heightened liquidity and valuation risk, counterparty risk, market risk, operational risk and legal risk. In addition, certain derivatives result in leverage, which can result in losses substantially greater than the amount invested in the derivatives by the Fund.

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, adversely impact the value and liquidity of the Fund’s foreign investments and the Fund’s ability to invest in foreign investments and thus make the Fund’s investments in such securities less liquid or liquid. The Fund’s foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency’s value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly and may make the return on an investment increase or decrease, unrelated to the quality or performance of the investments itself. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, and less stringent investor protections and disclosure standards.

Forwards and Futures Contracts Risk. Forwards and futures contracts are derivative contracts that obligate a purchaser to purchase, and a seller to sell, a specific amount of an asset (e.g., a currency or security) at a specified future date and price. In addition to the risks generally applicable to derivatives, these contracts are particularly subject to the risk of imperfect correlation between the change in market value of the asset underlying a contract or the asset held by the Fund being hedged and the price of the forward or futures contract, as well as losses caused by unanticipated market movements, which are potentially unlimited.

Liquidity and Valuation Risk. Any of the Fund’s investments may become illiquid or less liquid in response to overall economic conditions or adverse investor perceptions. As a result, it may be difficult to sell the Fund’s investments at a favorable time or price or at all. To meet redemption requests or otherwise raise cash, the Fund may be forced to sell investments at a disadvantageous time and/or price. In addition, it may be difficult for the Fund to accurately value investments or purchase or sell investments within a reasonable time at the price at which it has been valued for purposes of the Fund’s net asset value. Certain investments, including thinly-traded securities, are particularly susceptible to liquidity and valuation risk. The Fund’s fixed-income instruments may experience reduced liquidity as a result of the lack of an active market or limited dealer market-making capacity. Liquidity risk may be magnified during periods of interest rate volatility, market turmoil or periods of significant shareholder redemptions.

Options Risk. An option is a derivative contract where, for a premium payment or fee, the purchaser of the option is given the right but not the obligation to buy (a call option) or sell (a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date or dates. In addition to the risks generally applicable to derivatives, the prices of options can be highly volatile and the Fund’s use of options can lower total returns and may affect the Fund’s portfolio turnover rate and the amount of brokerage commissions paid by the Fund.

Other Investment Companies Risk. To the extent the Fund invests in other investment companies (such as ETFs), the Fund will incur a pro rata share of the expenses of these investment companies and the Fund will be subject to the risks associated with these investment companies. An ETF may trade in the secondary market at a price below or above the value of its underlying portfolio and may not be liquid. In addition, an ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons.

Sovereign Debt Risk. The debt securities issued by sovereign entities may decline as a result of default or other adverse credit event resulting from a sovereign debtor’s unwillingness or inability to repay principal and pay interest in a timely manner, which may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is increased for emerging market issuers.

Swaps Risk. Swap agreements are derivatives contracts where the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. In addition to the risks generally applicable to derivatives, risks associated with swap agreements include adverse changes in the returns of the underlying instruments, failure of the counterparties to perform under the agreement’s terms and the possible lack of liquidity with respect to the agreements.

Portfolio Turnover Risk. To the extent the Fund engages in active trading, it may have high portfolio turnover. Frequent purchases and sales of portfolio investments may result in higher Fund expenses, such as higher brokerage fees or other transaction costs, which may negatively affect the Fund’s performance.

GUARDIAN TOTAL RETURN BOND VIP FUND

Investment Objective

The Fund seeks total return with an emphasis on high current income as well as capital appreciation.

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in fixed income investments. Massachusetts Financial Services Company (“MFS®”) (the “Subadviser”) invests the Fund’s assets primarily in a broad range of fixed income investments; corporate debt securities, including below investment-grade or high-yield investments; mortgage-backed and other asset-backed securities, including commercial mortgage-backed securities (“CMBS”) and collateralized loan obligations (“CLOs”); loans; securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or government-sponsored enterprises; and securities issued or guaranteed by a foreign government, its agencies or instrumentalities, including debt securities issued by emerging market countries. Emerging market countries are countries whose financial and capital markets are in the development phase and include countries located in Latin America, Asia, Africa, the Middle East, and developing countries of Europe, primarily Eastern Europe. The Fund’s CLO investments may include CLO tranches of any rating. The Fund also may invest in fixed income investments issued by foreign entities, denominated in U.S. dollars and other currencies. The Subadviser allocates the Fund’s assets across theses categories with a view towards broad diversification across and within these categories.

The Fund may invest in securities of any quality, and may invest up to 35% of its net assets, at the time of purchase, in below investment grade quality debt instruments (commonly referred to as “high-yield” or “junk bonds”).

The Subadviser may purchase or sell securities for the Fund on a when-issued, delayed-delivery, or forward commitment basis where payment and delivery take place at a future settlement date, including mortgage-backed securities purchased or sold in the to-be-announced (“TBA”) market.

The Subadviser normally invests the Fund’s assets across different industries, sectors, countries, and geographic regions, but the Subadviser may invest a significant percentage of the Fund’s assets in issuers in a single industry, sector, country, or region. The Subadviser may invest a significant percentage of the Fund’s assets in a single issuer or a small number of issuers.

The Subadviser may use derivatives for any investment purpose. The Fund may use derivative instruments including, but not limited to, futures contracts, options, swaps, and forward contracts. To the extent the Subadviser uses derivatives, the Subadviser expects to use derivatives primarily to increase or decrease exposure to a particular market, segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments.

The Subadviser uses an active bottom-up approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual instruments and their issuers in light of the issuers’ financial condition and market, economic, political, and regulatory conditions. Factors considered may include the instrument’s credit quality and terms, any underlying assets and their credit quality, and the issuers management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative screening tools that systematically evaluate the structure of a debt instrument and its features may also be considered. In structuring the Fund, the Subadviser also considers top-down factors, including sector allocations, yield curve positioning, duration, macroeconomic factors, and risk management factors.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Market Risk. The financial and securities markets are very volatile and may be affected by political, regulatory, social, economic, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural disasters, terrorism, and governmental or quasi-governmental actions. These events may negatively affect issuers, industries and markets worldwide and adversely affect the Fund and its investments. The market value of securities in which the Fund invests is based upon the market’s perception of value and is not necessarily an objective measure of the securities’ value. Changes to the market value of securities in which the Fund invests may be rapid and unpredictable. The price, value or liquidity of the Fund’s investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the market, issuers, and security types may react differently to such developments. The fixed income investments in which the Fund invests may underperform other segments of the fixed income market or the fixed income market as a whole. Although prices of fixed income investments tend to rise and fall less dramatically than those of equity securities, they may experience heightened volatility and limited liquidity during certain market and economic conditions.

Issuer Risk. The Fund’s investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Active Management Risk. The Fund is actively managed by the Subadviser. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund’s performance. There is no guarantee that the Subadviser’s investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives.

Credit Risk. The Fund may lose money if the issuer or guarantor of a fixed income or debt instrument is unable or unwilling, or is perceived as unable or unwilling, to pay interest or repay principal on time or otherwise to honor its obligations. A fixed income or debt instrument held by the Fund may be adversely affected by changes in, or the market’s perception of, the financial strength (or credit rating) of its issuer or guarantor or the credit rating of the instrument. Credit ratings may decrease rapidly and may not be an accurate assessment of liquidity or credit risk. Actual or perceived changes in economic, social, health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services.

Interest Rate Risk. The value of the Fund’s investments may decline because of a change in interest rates. The negative impact on fixed income and debt instruments from potential interest rate changes could be swift and significant, including falling market values, increased redemptions and reduced liquidity. The value of an instrument with a longer duration will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Very low or negative interest rates may magnify interest rate risk. Low interest rates (or negative interest rates) may magnify the risks associated with rising interest rates. There is the risk that the income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Fund and its investments. The Fund may also be subject to heightened interest rate risk when the Federal Reserve raises interest rates. Duration is a measure of a bond price’s sensitivity to a given change in interest rates. For example, the price of a bond with a duration of three years would be expected to fall approximately 3% if interest rates were to rise by one percentage point. In addition, the Fund is subject to the risk that the Fund’s income will decline because of falling interest rates, including negative interest rates, if the Fund holds floating or variable rate debt securities or if an issuer fails to pay interest and principal in a timely manner. Other factors that may affect the value of debt securities include, but are not limited to, economic, political, public health, and other crises and responses by governments and companies to such crises.

Mortgage-Backed and Other Asset-Backed Securities Risk. Mortgage-backed and other asset-backed securities are subject to the risks associated with fixed income investments. The value of mortgage-backed and other asset-backed securities held by the Fund may be adversely affected by, among other things, changes or perceived changes in interest rates and may exhibit additional volatility during periods of rising interest rates as a result of extended duration. In addition, mortgage-backed and other asset-backed securities are subject to the risk that underlying obligations will be repaid sooner (known as “prepayment risk”) or later (known as “extension risk”) than expected because of changes in interest rates, either of which may result in lower than expected returns for the Fund. Because mortgage-backed securities are backed by mortgage loans, they also are subject to risks associated with the ownership of real estate and the real estate industry. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

High-Yield Fixed Income Investment Risk. High-yield, below investment-grade and unrated fixed income investments may be less liquid and more volatile than investment-grade fixed income investments and are considered predominantly speculative with respect to their capacity to pay interest and principal. These investments may be particularly difficult to value accurately and sell at an advantageous price or time and may experience higher default rates than higher rated investments. In addition, high-yield fixed income investments may be particularly sensitive to credit risk and interest rate risk and may be adversely affected by, among other things, negative perceptions of high-yield investments generally and issuer-specific developments. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Collateralized Loan Obligation Risk. CLOs bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. The Fund’s investment in a CLO may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class. CLO managers are responsible for selecting, managing and replacing the underlying bank loans within a CLO. CLO managers may have limited operating histories and, may be subject to conflicts of interests, including managing the assets of other clients or other investment vehicles, or receiving fees that incentivize maximizing the yield, and indirectly the risk, of a CLO. Adverse developments with respect to a CLO manager may adversely impact the performance of the CLO securities in which the Fund invests.

When-Issued, Delayed Delivery, and Forward Commitment Transaction Risk. The Subadviser may purchase or sell securities for the Fund on a when-issued, delayed-delivery, or forward commitment basis where payment and delivery take place at a future settlement date, including mortgage-backed securities purchased or sold in the to-be-announced (“TBA”) market. The purchaser in a when-issued, delayed delivery or forward commitment transaction assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued or delivered as anticipated. When-issued, delayed delivery, and forward commitment transactions can involve leverage. These transactions may significantly increase the fund’s portfolio turnover rate.

Counterparty Risk. Certain investments or investment transactions are subject to the risk that the Fund’s counterparty will become insolvent or otherwise be unwilling or unable to perform its obligations in a timely manner or at all. As a result, the Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed, which may result in a loss to the Fund.

Derivatives Risk. Derivatives are instruments whose value depends on (or is derived from) the value of an underlying security, asset, or other benchmark. Derivatives (including short exposures through derivatives) pose risks in addition to and greater than those associated with investing directly in other investments, including potentially heightened liquidity and valuation risk, counterparty risk, market risk, operational risk and legal risk. In addition, certain derivatives result in leverage, which can result in losses substantially greater than the amount invested in the derivatives by the Fund.

Sector Risk. To the extent the Fund’s investments focus on one or more sectors of the economy, the Fund’s performance will be particularly susceptible to conditions and developments relating to such sector(s). In addition, the Fund will be more exposed to price movements affecting companies in such sector(s) than a more broadly invested fund.

Emerging Markets Risk. The risks associated with foreign investments are heightened for investments in emerging markets as emerging markets are considered to be less developed than developing countries. In particular, investments in emerging markets may present market, currency, liquidity, valuation, and other risks that are different from, or greater than, the risks of investing in developed foreign markets. The risks of investing emerging markets are elevated under adverse market conditions. Furthermore, investments in or exposure to emerging markets are generally subject to additional risks, including the risks associated with trading in smaller markets, lower volumes of trading, and being subject to lower levels of government regulation and less extensive and transparent accounting, auditing, recordkeeping, financial reporting and other requirements, sensitivity to adverse political, economic or social events affecting the region where an emerging market is located, and the potential expropriation or nationalization of foreign deposits or assets. Emerging markets may be especially volatile and securities transactions in emerging markets may be subject to delayed settlement.

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions, tariffs, or other measures by the United States or other governments and supranational organizations. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments (including regional and global, military or other conflicts), the imposition of economic sanctions, changes in international trading patterns, trade barriers (including tariffs) and other protectionist or retaliatory measures. Economic sanctions and other similar governmental actions or developments could, among other things, adversely impact the value and liquidity of the Fund’s foreign investments and the Fund’s ability to invest in foreign investments and thus make the Fund’s investments in such securities less liquid or illiquid. The Fund’s foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency’s value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly and may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, and less stringent investor protections and disclosure standards.

Forwards and Futures Contracts Risk. Forwards and futures contracts are derivative contracts that obligate a purchaser to purchase, and a seller to sell, a specific amount of an asset (e.g., a currency or security) at a specified future date and price. In addition to the risks generally applicable to derivatives, these contracts are particularly subject to the risk of imperfect correlation between the change in market value of the asset underlying a contract or the asset held by the Fund being hedged and the price of the forward or futures contract, as well as losses caused by unanticipated market movements, which are potentially unlimited.

Geographic Focus Risk. To the extent the Fund’s investments focus on one or more specific geographic regions or a small group of countries the Fund’s performance will be particularly susceptible to conditions and developments relating to such region(s) or countries. Issuers in a single country, a small number of countries, or a particular geographic region can react similarly to market, currency, economic, political, regulatory, geopolitical and other conditions. In addition, the Fund may be subject to greater volatility than a more geographically diversified fund.

Liquidity and Valuation Risk. Any of the Fund’s investments may become illiquid or less liquid in response to overall economic conditions or adverse investor perceptions. As a result, it may be difficult to sell the Fund’s investments at a favorable time or price or at all. To meet redemption requests or otherwise raise cash, the Fund may be forced to sell investments at a disadvantageous time and/or price. In addition, it may be difficult for the Fund to accurately value investments or purchase or sell investments within a reasonable time at the price at which it has been valued for purposes of the Fund’s net asset value. Certain investments, including thinly-traded securities, are particularly susceptible to liquidity and valuation risk. The Fund’s fixed-income instruments may experience reduced liquidity as a result of the lack of an active market or limited dealer market-making capacity. Liquidity risk may be magnified during periods of interest rate volatility, market turmoil or periods of significant shareholder redemptions.

Loan Risk. Investments in loans are particularly subject to, among other risks, credit risk, interest rate risk, and counterparty risk. The Fund’s investments in loans can be difficult to value accurately and may be more susceptible to liquidity risk than fixed income (or debt) investments of similar credit quality and/or maturity. Investments or transactions in loans are often subject to long settlement periods (potentially longer than seven days), which could limit the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. As a result, the Fund may be forced to sell other, more desirable, liquid investments, sell illiquid investments at a loss or take other measures to raise cash. Loans often are rated below investment-grade and may be unrated and subject the Fund to the risk that the value of the collateral for the loan may be insufficient to cover the borrower’s obligations should the borrower fail to make payments or become insolvent. Participations in loans may subject the Fund to the credit risk of both the borrower and the issuer of the participation and may make enforcement of loan covenants (if any) more difficult for the Fund as legal action may have to go through the issuer of the participations. Investments in loans that lack or possess fewer or contingent contractual restrictive covenants are particularly susceptible to the risks associated with these investments. In addition, loans and other similar investments may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

Sovereign Debt Risk. The debt securities issued by sovereign entities may decline as a result of default or other adverse credit event resulting from a sovereign debtor’s unwillingness or inability to repay principal and pay interest in a timely manner, which may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is increased for emerging market issuers.

Swaps Risk. Swap agreements are derivatives contracts where the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. In addition to the risks generally applicable to derivatives, risks associated with swap agreements include adverse changes in the returns of the underlying instruments, failure of the counterparties to perform under the agreement’s terms and the possible lack of liquidity with respect to the agreements.

U.S. Government Securities Risk. U.S. government securities may or may not be backed by the full faith and credit of the U.S. government and are subject to the risks associated with fixed-income instruments, particularly interest rate risk and credit risk. The Fund is subject to the risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

Portfolio Turnover Risk. To the extent the Fund engages in active trading, it may have high portfolio turnover. Frequent purchases and sales of portfolio investments may result in higher Fund expenses, such as higher brokerage fees or other transaction costs, which may negatively affect the Fund’s performance.

GUARDIAN U.S. GOVERNMENT/CREDIT VIP FUND

Investment Objective

The Fund seeks total return with an emphasis on current income as well as capital appreciation.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in U.S. government securities and corporate credit investments. The Fund typically invests at least 50% of its net assets in U.S. government securities. The U.S. government securities in which the Fund invests include U.S. Treasury securities or other securities issued, guaranteed or otherwise backed by the U.S. government, its agencies, instrumentalities or government-sponsored enterprises, including bonds, notes, mortgage-backed securities and other fixed-income or debt instruments. These investments may also include securities issued by U.S. government agencies that are not backed by the full faith and credit of the U.S. government. In addition to mortgage-backed securities, the Fund may invest in other types of asset-backed securities, including commercial mortgage-backed securities (“CMBS”), collateralized mortgage obligations (“CMOs”) and collateralized loan obligations (“CLOs”). The CLOs in which the Fund invests generally will be investment grade. The Fund may also invest in U.S. and foreign corporate debt securities, inflation-linked securities (e.g., Treasury Inflation-Protected Securities or “TIPS”) and U.S. municipal securities. The corporate credit investments in which the Fund invests typically will be investment grade.

Under certain market conditions, the Fund may use futures contracts, options, swaps, and forward contracts to seek to (i) hedge various investments, (ii) manage or adjust duration and yield curve positioning, (iii) manage risk, (iv) enhance potential returns, or (v) as substitutes for permitted Fund investments. Duration is a measure of a bond price’s sensitivity to changes in interest rates. Yield curve positioning represents the relationship between the interest rates of bonds having the same credit quality but different maturity dates.

Lord, Abbett & Co. LLC (the “Subadviser”) attempts to manage the Fund’s interest rate risk through the Subadviser’s management of the average duration of the investments the Fund holds in its portfolio. The Fund as a whole expects to maintain an average duration of plus or minus one year of the duration of the U.S. government securities market, as measured by the Bloomberg US Intermediate Government/Credit Index (which was approximately 3.96 years as of March 31, 2025).

The Subadviser applies an active top-down and bottom-up analysis to construct the Fund’s investment portfolio. The Subadviser uses a blend of fundamental research and quantitative tools to evaluate global economic conditions, opportunities, and risks across different segments of the fixed income market. The Subadviser selects specific investments for the Fund by considering a wide variety of factors, including yield, potential for appreciation in value, the credit quality of the issuer or collateral, maturity, and the degree of perceived risk associated with a specific investment relative to the potential for favorable investment returns and to other investments. The Subadviser may actively rotate the Fund’s exposure to various fixed income asset classes based on its assessment of relative value.

The Fund’s foreign investments may include debt securities issued by companies domiciled in emerging markets countries and companies whose principal business activities are located in emerging market countries. Emerging market countries are countries whose financial and capital markets are in the development phase and include countries located in Latin America, Asia, Africa, the Middle East, and developing countries of Europe, primarily Eastern Europe.

The Fund may sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, or shows signs of deteriorating fundamentals, among other reasons. The Fund may deviate from the investment strategy described above for temporary defensive purposes. The Fund may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Market Risk. The financial and securities markets are very volatile and may be affected by political, regulatory, social, economic, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural disasters, terrorism, and governmental or quasi-governmental actions. These events may negatively affect issuers, industries and markets worldwide and adversely affect the Fund and its investments. The market value of securities in which the Fund invests is based upon the market’s perception of value and is not necessarily an objective measure of the securities’ value. Changes to the market value of securities in which the Fund invests may be rapid and unpredictable. The price, value or liquidity of the Fund’s investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the market, issuers, and security types may react differently to such developments. The fixed income investments in which the Fund invests may underperform other segments of the fixed income market or the fixed income market as a whole. Although prices of fixed income investments tend to rise and fall less dramatically than those of equity securities, they may experience heightened volatility and limited liquidity during certain market and economic conditions.

Issuer Risk. The Fund’s investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Active Management Risk. The Fund is actively managed by the Subadviser. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund’s performance. There is no guarantee that the Subadviser’s investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives.

U.S. Government Securities Risk. U.S. government securities may or may not be backed by the full faith and credit of the U.S. government and are subject to the risks associated with fixed-income instruments, particularly interest rate risk and credit risk. The Fund is subject to the risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

Credit Risk. The Fund may lose money if the issuer or guarantor of a fixed income or debt instrument is unable or unwilling, or is perceived as unable or unwilling, to pay interest or repay principal on time or otherwise to honor its obligations. A fixed income or debt instrument held by the Fund may be adversely affected by changes in, or the market’s perception of, the financial strength (or credit rating) of its issuer or guarantor or the credit rating of the instrument. Credit ratings may decrease rapidly and may not be an accurate assessment of liquidity or credit risk. Actual or perceived changes in economic, social, health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services.

Interest Rate Risk. The value of the Fund’s investments may decline because of a change in interest rates. The negative impact on fixed income and debt instruments from potential interest rate changes could be swift and significant, including falling market values, increased redemptions and reduced liquidity. The value of an instrument with a longer duration will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Very low or negative interest rates may magnify interest rate risk. Low interest rates (or negative interest rates) may magnify the risks associated with rising interest rates. There is the risk that the income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Fund and its investments. The Fund may also be subject to heightened interest rate risk when the Federal Reserve raises interest rates. Duration is a measure of a bond price’s sensitivity to a given change in interest rates. For example, the price of a bond with a duration of three years would be expected to fall approximately 3% if interest rates were to rise by one percentage point. In addition, the Fund is subject to the risk that the Fund’s income will decline because of falling interest rates, including negative interest rates, if the Fund holds floating or variable rate debt securities or if an issuer fails to pay interest and principal in a timely manner. Other factors that may affect the value of debt securities include, but are not limited to, economic, political, public health, and other crises and responses by governments and companies to such crises.

Mortgage-Backed and Other Asset-Backed Securities Risk. Mortgage-backed and other asset-backed securities are subject to the risks associated with fixed income investments. The value of mortgage-backed and other asset-backed securities held by the Fund may be adversely affected by, among other things, changes or perceived changes in interest rates and may exhibit additional volatility during periods of rising interest rates as a result of extended duration. In addition, mortgage-backed and other asset-backed securities are subject to the risk that underlying obligations will be repaid sooner (known as “prepayment risk”) or later (known as “extension risk”) than expected because of changes in interest rates, either of which may result in lower than expected returns for the Fund. Because mortgage-backed securities are backed by mortgage loans, they also are subject to risks associated with the ownership of real estate and the real estate industry. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities. The mortgage-backed securities in which the Fund invests may include CMOs. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. CMOs are subject to the same risks as other mortgage-backed securities, including interest rate, prepayment and extension risk, but also present certain special risks. CMOs are subject to cash flow uncertainty and price volatility. CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgage-related obligations, and under certain interest rate and payment scenarios, the Fund may fail to recoup fully its investment in certain of these securities.

Municipal Obligations Risk. Issuers, including governmental issuers, may be unable to pay their obligations as they come due. The values of municipal obligations that depend on a specific revenue source to fund their payment obligations may fluctuate as a result of changes in the cash flows generated by the revenue source or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source. In addition, changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations. Loss of tax-exempt status may result in a significant decline in the values of such municipal obligations. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the Fund’s net asset value.

Collateralized Loan Obligation Risk. Collateralized loan obligations (“CLOs”) bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. The Fund’s investment in a CLO may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class. CLO managers are responsible for selecting, managing and replacing the underlying bank loans within a CLO. CLO managers may have limited operating histories and, may be subject to conflicts of interests, including managing the assets of other clients or other investment vehicles, or receiving fees that incentivize maximizing the yield, and indirectly the risk, of a CLO. Adverse developments with respect to a CLO manager may adversely impact the performance of the CLO securities in which the Fund invests.

Counterparty Risk. Certain investments or investment transactions are subject to the risk that the Fund’s counterparty will become insolvent or otherwise be unwilling or unable to perform its obligations in a timely manner or at all. As a result, the Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed, which may result in a loss to the Fund.

Derivatives Risk. Derivatives are instruments whose value depends on (or is derived from) the value of an underlying security, asset, or other benchmark. Derivatives (including short exposures through derivatives) pose risks in addition to and greater than those associated with investing directly in other investments, including potentially heightened liquidity and valuation risk, counterparty risk, market risk, operational risk and legal risk. In addition, certain derivatives result in leverage, which can result in losses substantially greater than the amount invested in the derivatives by the Fund.

Forwards and Futures Contracts Risk. Forwards and futures contracts are derivative contracts that obligate a purchaser to purchase, and a seller to sell, a specific amount of an asset (e.g., a currency or security) at a specified future date and price. In addition to the risks generally applicable to derivatives, these contracts are particularly subject to the risk of imperfect correlation between the change in market value of the asset underlying a contract or the asset held by the Fund being hedged and the price of the forward or futures contract, as well as losses caused by unanticipated market movements, which are potentially unlimited.

Inflation-Linked Investments Risk. Inflation-linked investments, including TIPS, tend to react to changes in real interest rates (i.e., nominal interest rates minus the expected impact of inflation) and the principal and interest payments on such investments are adjusted periodically based on the inflation rate. The price of an inflation-linked investment generally decreases when real interest rates rise and increases when real interest rates fall and may be more volatile than other fixed-income instruments. During periods of deflation, the Fund may receive no income from such investments and the Fund’s use of these investments may be unsuccessful. With respect to TIPS, the United States Treasury guarantees the repayment of the original bond principal upon maturity, as adjusted for inflation. For other inflation-lined investments that do not provide a similar guarantee, the adjusted principal value of the investment to be repaid at maturity is subject to credit risk.

Emerging Markets Risk. The risks associated with foreign investments are heightened for investments in emerging markets as emerging markets are considered to be less developed than developing countries. In particular, investments in emerging markets may present market, currency, liquidity, valuation, and other risks that are different from, or greater than, the risks of investing in developed foreign markets. The risks of investing emerging markets are elevated under adverse market conditions. Furthermore, investments in or exposure to emerging markets are generally subject to additional risks, including the risks associated with trading in smaller markets, lower volumes of trading, and being subject to lower levels of government regulation and less extensive and transparent accounting, auditing, recordkeeping, financial reporting and other requirements, sensitivity to adverse political, economic or social events affecting the region where an emerging market is located, and the potential expropriation or nationalization of foreign deposits or assets. Emerging markets may be especially volatile and securities transactions in emerging markets may be subject to delayed settlement.

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions, tariffs, or other measures by the United States or other governments and supranational organizations. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments (including regional and global, military or other conflicts), the imposition of economic sanctions, changes in international trading patterns, trade barriers (including tariffs) and other protectionist or retaliatory measures. Economic sanctions and other similar governmental actions or developments could, among other things, adversely impact the value and liquidity of the Fund’s foreign investments and the Fund’s ability to invest in foreign investments and thus make the Fund’s investments in such securities less liquid or illiquid. The Fund’s foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency’s value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly and may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, and less stringent investor protections and disclosure standards.

Liquidity and Valuation Risk. Any of the Fund’s investments may become illiquid or less liquid in response to overall economic conditions or adverse investor perceptions. As a result, it may be difficult to sell the Fund’s investments at a favorable time or price or at all. To meet redemption requests or otherwise raise cash, the Fund may be forced to sell investments at a disadvantageous time and/or price. In addition, it may be difficult for the Fund to accurately value investments or purchase or sell investments within a reasonable time at the price at which it has been valued for purposes of the Fund’s net asset value. Certain investments, including thinly-traded securities, are particularly susceptible to liquidity and valuation risk. The Fund’s fixed-income instruments may experience reduced liquidity as a result of the lack of an active market or limited dealer market-making capacity. Liquidity risk may be magnified during periods of interest rate volatility, market turmoil or periods of significant shareholder redemptions.

Options Risk. An option is a derivative contract where, for a premium payment or fee, the purchaser of the option is given the right but not the obligation to buy (a call option) or sell (a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date or dates. In addition to the risks generally applicable to derivatives, the prices of options can be highly volatile and the Fund’s use of options can lower total returns and may affect the Fund’s portfolio turnover rate and the amount of brokerage commissions paid by the Fund.

Swaps Risk. Swap agreements are derivatives contracts where the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. In addition to the risks generally applicable to derivatives, risks associated with swap agreements include adverse changes in the returns of the underlying instruments, failure of the counterparties to perform under the agreement’s terms and the possible lack of liquidity with respect to the agreements.

Portfolio Turnover Risk. To the extent the Fund engages in active trading, it may have high portfolio turnover. Frequent purchases and sales of portfolio investments may result in higher Fund expenses, such as higher brokerage fees or other transaction costs, which may negatively affect the Fund’s performance.

GUARDIAN SMALL CAP VALUE DIVERSIFIED VIP FUND

Investment Objective

The Fund seeks capital appreciation.

Principal Investment Strategies

The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in equity securities of U.S. companies that, at the time of purchase, have a market capitalization that is within the range of the market capitalization of issuers in the Russell 2000® Value Index (the "Index").

Although expected to change frequently, as of March 31, 2025, the market capitalization range of the Index was approximately $5 million to $15 billion. The Fund may invest in depositary receipts and equity securities of foreign companies. Although the Fund invests primarily in common stocks, the Fund may invest in all types of equity and equity-related securities, including, without limitation: securities convertible into common stocks; shares of real estate investment trusts ("REITs"); warrants and rights to purchase common stocks; preferred stocks; and exchange-traded master limited partnerships.

The Fund may invest in companies that may experience unusual and possibly unique developments which may create a special opportunity for significant returns. Special situations include: significant technological improvements or important discoveries; reorganizations, recapitalizations or mergers; favorable resolutions of litigation; new management or material changes in company policies; and actual or potential changes in control of a company.

Boston Partners Global Investors, Inc. (the "Subadviser") uses a value approach to select the Fund's investments. Using this investment style, the Subadviser seeks securities selling at substantial discounts to their underlying values and then holds these securities until the market values reflect what the Subadviser believes to be their intrinsic values. The Subadviser employs a bottom-up strategy, focusing on undervalued industries that the Subadviser believes are experiencing positive change. The Subadviser then uses both qualitative and quantitative methods to assess a security's potential value. The portfolio managers managing the Fund meet with a multitude of companies annually to identify companies with increasing returns on capital in their core businesses which are selling at attractive valuations.

Factors the Subadviser looks for in selecting investments include, without limitation: increasing returns on invested capital; companies who have demonstrated an ability to generate high return on invested capital ("ROIC"); companies which provide solid cash flows with appropriate capital; potential catalysts such as new products, cyclical upturns and changes in management; and low market valuations relative to earnings forecast, book value, cash flow and sales.

The Fund may participate as a purchaser in initial public offerings of securities ("IPO"). An IPO is a company's first offering of stock to the public. The Subadviser will sell a stock when it no longer meets one or more investment criteria, either through obtaining target value or due to an adverse change in fundamentals or business momentum. Each holding has a target valuation established at purchase, which the Subadviser constantly monitors and adjusts as appropriate.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Market Risk. The financial and securities markets are very volatile and may be affected by political, regulatory, social, economic, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural disasters, terrorism, and governmental or quasi-governmental actions. These events may negatively affect issuers, industries and markets worldwide and adversely affect the Fund and its investments.

The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. Changes to the market value of securities in which the Fund invests may be rapid and unpredictable. The price, value or liquidity of the Fund's investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the market, issuers, and security types may react differently to such developments.

Issuer Risk. The Fund's investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Active Management Risk. The Fund is actively managed by the Subadviser. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund's performance. There is no guarantee that the Subadviser's investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives.

Equity Securities Risk. The price or value of the Fund's investments in a company's equity securities, such as common or preferred stock, may rise or fall rapidly or unpredictably and are subject to real or perceived changes in the company's financial condition and overall market and economic conditions. Equity securities are normally more volatile than fixed-income investments. Common stocks generally represent the riskiest investment in a company and preferred stocks generally rank junior to a company's debt with respect to dividends, which the company may or may not declare.

Small-Capitalization Company Risk. The Fund's investments in small-capitalization companies may involve greater risks than those associated with mid- or large-capitalization companies. The securities issued by small-capitalization companies may be more speculative, less liquid, more volatile, and more vulnerable to economic, market and industry changes than mid- or large-capitalization companies for reasons that may include more limited financial and human resources, relatively short operating histories and limited product lines.

Special Situations Risk. Investing in companies undergoing reorganization, restructuring or a spin-off involves special risks, including that the transaction may not be completed on the terms or time frame contemplated (if at all), it may be difficult to obtain information on the financial condition of such companies, the issuer's management may be addressing a type of situation with which it has little experience, and the fact that the market prices of such securities are subject to above-average price volatility.

Mid-Capitalization Company Risk. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large-capitalization companies. Mid-capitalization companies tend to have limited product and market diversification and financial resources, which may negatively affect their performance. In addition, mid-capitalization companies may have less experienced management and be more vulnerable to adverse developments than larger companies.

Value Investment Style Risk. Different investment styles tend to perform differently and shift in and out of favor depending on changes in market and economic sentiment and conditions. The Fund invests in stocks believed by the Subadviser to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value that employ a different investment style during such periods.

Depositary Receipts Risk. Depositary receipts, or receipts issued by a bank, reflect ownership of underlying securities issued by foreign companies and involve risks similar to the risks associated with investments in foreign securities. There may be limited information available for depositary receipts, and holders of depositary receipts may have limited voting or other rights. Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market.

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions, tariffs, or other measures by the United States or other governments and supranational organizations. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments (including regional and global, military or other conflicts), the imposition of economic sanctions, changes in international trading patterns, trade barriers (including tariffs) and other protectionist or retaliatory measures. Economic sanctions and other similar governmental actions or developments could, among other things, adversely impact the value and liquidity of the Fund's foreign investments and the Fund's ability to invest in foreign investments and thus make the Fund's investments in such securities less liquid or illiquid. The Fund's foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency's value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly and may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, and less stringent investor protections and disclosure standards.

Convertible Securities Risk. Debt securities that are convertible into preferred or common stocks are subject to the risks of both debt and equity securities. The market value of a convertible security performs like that of a regular debt security but because a portion of the convertible security's value is based on common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock. Certain types of convertible securities may decline in value or lose their value entirely in the event the issuer's financial condition becomes significantly impaired.

Initial Public Offering Risk. Securities purchased by the Fund in IPOs expose the Fund to the risks associated with companies that have limited operating histories as public companies, and the issuers may be small-capitalization companies or operate in emerging industries. There can be no assurance that the Subadviser will identify attractive IPOs or that securities issued in attractive IPOs will be available to the Fund in sufficient quantities. The price of securities purchased in IPOs may be particularly volatile and may decline shortly after the IPO concludes.

Master Limited Partnerships Risk. Investing in master limited partnerships ("MLPs") involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. These investments also entail risks related to fluctuations in the energy sector, including energy price volatility and decreases in supply of or demand for energy commodities, as well as unique tax consequences resulting from the partnership structure and various other risks, including limited control and voting rights and potential conflicts of interest. In addition, MLPs may experience limited trading volumes and, thus, may be relatively illiquid or volatile at times.

Warrants Risk. A warrant grants the holder the right but not the obligation to purchase from an issuer (a call warrant) or sell to an issuer (a put warrant) equity securities of the issuer at a specific price for a specific period of time. The value of a warrant may not necessarily reflect the value of the underlying securities and is subject to the risks associated with the underlying securities, including market risk. Warrant holders do not receive dividends or have voting or credit rights. A warrant ceases to have value if not exercised prior to its expiration date.

Preferred Securities Risk. Preferred securities represent an equity or ownership interest in an issuer. Preferred securities are subject to many of the risks to which common stock and debt securities are subject. Preferred securities normally pay dividends at a specified rate and take precedence over common stock in the event the issuer is liquidated or declares bankruptcy. In some cases, preferred stock dividends are not paid at a stated rate and may vary depending on an issuer's financial performance. If interest rates rise, the fixed dividend on preferred securities may be less attractive, causing the price of such securities to decline.

Real Estate Investment Trusts Risk. REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans. REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. REITs can also realize capital gains by selling properties that have appreciated in value. REITs are subject to interest rate risk and other risks.

GENERAL INFORMATION

The Trust will furnish, without charge, to any Contract owner, upon request, a printed version of the Fund’s most recent reports on Form N-CSR. Owners of variable life insurance policies may obtain a copy by calling 1-888-GUARDIAN (1-888-482-7342) or by writing to: The Guardian Insurance & Annuity Company, Inc., Customer Service Office, P.O. Box 981592, El Paso, TX 79998-1592. Owners of variable annuity contracts may obtain a copy by calling 1-800-830-4147 or by writing to: Talcott Resolution – Annuity Service Operations, P.O. Box 14293, Lexington, KY 40512-4293. Copies of the reports are also available at: https://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses/.

Park Avenue serves as the investment manager to the Fund. The principal executive offices of Park Avenue and the Fund are located at 10 Hudson Yards, New York, NY 10001.

The Fund’s distributor is Park Avenue Securities LLC, 10 Hudson Yards, New York, NY 10001. State Street Bank and Trust Company, located at One Congress Street, Boston, Massachusetts 02114, is the Fund’s custodian and provides certain administrative services.

APPENDIX A

As of the Record Date, The Guardian Insurance & Annuity Company, Inc. (“GIAC”) owned of record or beneficially 5% or more of the outstanding shares of each Fund. Shareholders holding greater than 25% or more of a Fund are presumed to be “controlling persons” of such Fund under the 1940 Act. As of the Record Date, GIAC was the record holder of 100% of the shares of the Fund held on behalf of Contract owners. As of the Record Date, GIAC beneficially owned 0% of the Fund’s shares for its own account. GIAC’s address is 10 Hudson Yards, New York, NY 10001.

APPENDIX B

SUB-ADVISORY AGREEMENTS

FIAM LLC

SUB-ADVISORY AGREEMENT

THIS SUB-ADVISORY AGREEMENT (this “Agreement”) is made as of June 30, 2020 by and between Park Avenue Institutional Advisers LLC, a Delaware limited liability company (the “Adviser”), and FIAM LLC, a Delaware limited liability company located at 900 Salem Street, Smithfield RI 02917 (the “Sub-Adviser”) and, as a third-party beneficiary hereto, Guardian Variable Products Trust, a Delaware statutory trust (the “Trust”).

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust is authorized to issue separate series, each of which may offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies, and limitations; and

WHEREAS, the Trust may offer shares of additional series in the future; and

WHEREAS, pursuant to an Investment Advisory Agreement (the “Investment Advisory Agreement”) by and between the Trust and the Adviser, the Trust has appointed the Adviser to furnish investment advisory and other services to the Trust on behalf of one or more of its series; and

WHEREAS, pursuant to authority granted to the Adviser under the Investment Advisory Agreement, and subject to the terms and provisions of this Agreement, the Adviser desires to retain the Sub-Adviser to furnish certain investment advisory services to one or more of the series of the Trust and manage such portion of the series as the Adviser shall from time to time direct, and the Sub-Adviser is willing to furnish such services in accordance with the terms and provisions of this Agreement; and

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the sufficiency of which is hereby acknowledged, the Adviser and the Sub-Adviser hereby agree as follows:

1.	Appointment of the Sub-Adviser. The Adviser hereby appoints the Sub-Adviser as an investment sub-adviser with respect to the series, or a portion thereof, of the Trust as set forth on Schedule A hereto (the “Series”) for the period and on the terms set forth in this Agreement. To the extent that the Sub-Adviser is not providing advisory services to the entire Series, the term, “Series,” shall be interpreted for purposes of this Agreement to only include those assets of the Series over which the Sub-Adviser is directed by the Adviser to provide investment sub-advisory services. The Adviser may, in its sole discretion, allocate all, only a portion or none of a Series’ assets to the Sub-Adviser for management. The Sub-Adviser will be responsible for the investment of only the assets which the Adviser allocates to the Sub-Adviser for management under this Agreement, plus all investments, reinvestments and proceeds of the sale thereof, including, without limitation, all interest, dividends and appreciation on investments, less depreciation thereof and withdrawals by the Adviser therefrom. The Adviser shall have the right at any time to increase or decrease the allocation of the Series to the Sub-Adviser if the Adviser deems such increase or decrease appropriate. The Sub-Adviser accepts that appointment and agrees to render for the Series the services herein set forth, for the compensation herein provided.

2.	Duties as Sub-Adviser. Pursuant to this Agreement and subject to the supervision and direction of the Trust’s Board of Trustees (the “Board”) and direction and oversight of the Adviser, the Sub-Adviser shall, with respect to the Series, provide the Series with investment research, advice and furnish a continuous investment program for, and manage the investment and reinvestment of, the Series. In this regard, the Sub-Adviser shall, with respect to the Series, determine in its discretion the securities, cash and other financial instruments to be purchased, retained or sold for the Series within the provisions of this Agreement, all applicable laws, rules and regulations and the Trust’s registration statement, as it relates to the Series, on Form N-1A under the 1940 Act as amended from time to time, or any successor form thereto (the “Registration Statement”), including but not limited to, the parameters of the investment objective, policies, restrictions and guidelines applicable to the Series as provided in the Registration Statement (the “Investment Guidelines”). To the extent permitted by the Investment Guidelines, the Sub-Adviser is authorized, on behalf of each Series, to negotiate, finalize, and execute on behalf of the Series the terms of any account opening documents, prime brokerage, futures and other related agreements, any ISDA master agreement, master repurchase agreement, master securities lending agreement, master securities forward transaction agreement, or any other master swap or over-the-counter trading documentation, including any schedule or credit support annex thereto, any related clearing agreements or control agreements and any other agreement related to the foregoing (collectively, “Trading Agreements”). Upon the reasonable request of the Adviser, the Sub-Adviser shall provide a copy of any Trading Agreement to the Adviser for the Adviser’s review. The Sub-Adviser agrees to comply with any requirements with regard to terms and conditions of, or counterparties to, Trading Agreements, as may be specified in the Investment Guidelines, including requirements regarding the credit ratings or other characteristics of proposed counterparties. The Sub-Adviser is also authorized, on behalf of a Series, to (i) issue to brokers, banks and other entities instructions to purchase, sell, exchange, convert, trade, borrow, pledge and otherwise generally deal in and with any security instrument or other asset for the account of the Series; (ii) hire at the Sub-Adviser’s own expense, consultants, advisers, accountants, attorneys or any other person or firm performing similar functions, to assist the Sub-Adviser in providing services to the Series on any and all matters deemed appropriate by the Sub-Adviser, subject to the Trust/Adviser Procedures (as defined below), provided that the Sub-Adviser may not retain a sub-sub-investment adviser; and (iii) acknowledge the receipt of brokers’ risk disclosure statements, electronic trading disclosure statements and similar disclosures, in accordance with Trust procedures. The Sub-Adviser further agrees as follows:

(a) The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, and any applicable compliance policies or procedures of the Sub-Adviser. In carrying out its duties under this Agreement, the Sub-Adviser will comply with the following policies and procedures:

(i) The Sub-Adviser will (1) manage each Series so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”), and (2) manage each Series so that no action or omission on the part of the Sub-Adviser shall cause a Series to fail to comply with the diversification requirements of Section 817(h) of the Code, and the regulations issued thereunder (other than inadvertent failures that are remedied in compliance with Treasury Regulations section 1.817-5).

(ii) Unless otherwise instructed in writing by the Adviser, the Sub-Adviser will exercise voting rights with respect to securities held on behalf of the Series in accordance with written policies and procedures adopted by the Sub-Adviser pursuant to Rule 38a-1 under the 1940 Act, which may be amended from time to time, and which at all times shall comply with the requirements of applicable federal statutes and regulations and any related guidance of the Securities and Exchange Commission (“SEC”) relating to such statutes and regulations (collectively, “Proxy Voting Policies and Procedures”). The Sub-Adviser shall vote proxies on behalf of a Series in a manner deemed by the Sub-Adviser to be in the best interests of the Series pursuant to the Sub-Adviser’s written Proxy Voting Policies and Procedures. The Sub-Adviser shall provide disclosure regarding the Proxy Voting Policies and Procedures in accordance with the requirements of Form N-1A for inclusion in the Registration Statement. The Sub-Adviser shall report to the Adviser in a timely manner a record of all proxies voted, in such form and format that complies with acceptable federal statutes and regulations (e.g., requirements of Form N-PX). The Sub-Adviser shall certify at least annually or more often as may reasonably be requested by the Adviser or the Board, as to its compliance with its own Proxy Voting Policies and Procedures and applicable federal statutes and regulations.

(iii) In connection with the purchase and sale of securities for each Series, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, CUSIP, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform their administrative and record keeping responsibilities with respect to the Series. With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Series’ custodian and portfolio accounting agent.

(iv) The Sub-Adviser and its affiliates shall at no time have custody or physical control of any assets or cash of the Series. The parties acknowledge that the Sub-Adviser is not a custodian of the Series’ assets and will not take possession or custody of such assets.

(v) Regardless of whether the Sub-Adviser is registered with the National Futures Association as a commodity trading advisor, the Sub-Adviser will provide any commodity trading advice to each Series as if the Sub-Adviser were exempt from registration as a commodity trading advisor. The Sub-Adviser acknowledges that each Series will rely on Commodity Futures Trading Commission (“CFTC”) Regulation 4.5 and shall manage each Series in a manner consistent with the representations contained in its notice of eligibility on file with the National Futures Association.

(vi) In furnishing services hereunder, the Sub-Adviser will not consult concerning transactions (in securities or other assets) entered into or proposed to be entered into for the Series with any other sub-adviser to (i) the Series, (ii) any other Series of the Trust or (iii) any other investment company holding itself out to investors as a related company to the Trust for purposes of investment or investor services. (Nothing in this Section 2(a)(vi) shall be deemed to prohibit the Sub-Adviser from consulting with any of the other sub-advisers concerning compliance with paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act. In addition, nothing herein shall be deemed to prohibit the Adviser and the Sub-Adviser from consulting with each other concerning transactions for the Series in securities or other assets.)

(b) On behalf of the Series, the Adviser hereby authorizes any entity or person associated with the Sub-Adviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Series which is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and Rule 11a2-2(T) thereunder, and on behalf of the Series, the Adviser hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Sub-Adviser agrees that it will not deal with itself, or with members of the Board or any principal underwriter of the Series, as principals or agents in making purchases or sales of securities or other property for the account of the Series, nor will the Sub-Adviser purchase any securities from an underwriting or selling group in which the Sub-Adviser or its affiliates is participating, or arrange for purchases and sales of securities between the Series and another account advised by the Sub-Adviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Series from time to time and disclosed to the Sub-Adviser, and will comply with all other provisions of the Trust’s then-current Registration Statement, relative to the Series and the Sub-Adviser and its directors, officers and employees.

3.	Series Transactions.

(a) In connection with purchases and sales of portfolio securities and other instruments for the account of the Series, neither the Sub-Adviser nor its affiliated persons (as defined in the 1940 Act) or any of their respective partners, officers or employees shall act as principal, except as otherwise permitted by the 1940 Act. The Sub-Adviser or its agents shall arrange for the placing of orders for the purchase and sale of portfolio securities and other financial instruments for the Series’ account either directly with the issuer or with any counterparty.

(b) In the selection of brokers or dealers and the placing of such orders, the Sub-Adviser is directed at all times to seek to obtain the best execution for the Series, taking into account: price (including, but not limited to, the applicable brokerage commission or dollar spread); the size of the order; the nature of the market for the security; the timing of the transaction; the reputation, experience and financial stability of the broker-dealer involved; the quality of the service; the difficulty of execution; the execution capabilities and operational facilities of the firm involved; the firm’s risk in positioning a block of securities; and any other factors set forth in a Series’ Registration Statement (“Best Execution”). It is understood that it may be desirable for the Series that the Sub-Adviser have access to supplemental investment and market research and security and economic analyses that are consistent with Section 28(e) of the 1934 Act and are provided by brokers who may execute brokerage transactions at a higher cost to the Series than may result when allocating brokerage to other brokers on the basis of seeking Best Execution. Therefore, subject to compliance with the safe harbor provided by Section 28(e) of the 1934 Act and such other conditions and limitations as may be established by the Adviser and the Board from time to time, if any, the Sub-Adviser is authorized to consider such services provided to the Series and other accounts over which the Sub-Adviser or any of its affiliates exercises investment discretion and to place orders for the purchase and sale of securities for the Series with such brokers, if the Sub-Adviser determines in good faith that the amount of commissions for executing such portfolio transactions is reasonable in relation to the value of the brokerage and research services provided by such brokers, subject to review by the Adviser and the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with its services to other clients. The Sub-Adviser shall cooperate with the Adviser and the Series in the analysis of the quality of the execution of its trades and provide, upon reasonable request from the Series or the Adviser, information on brokerage and research services obtained. The Sub-Adviser may, on occasions when it deems the purchase or sale of a security to be in the best interests of the Series as well as its other clients, aggregate, to the extent permitted by applicable laws, rules and regulations, and in accordance with policies and procedures adopted by the Sub-Adviser, the securities to be sold or purchased in order to obtain Best Execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Sub-Adviser in a manner that is equitable and consistent with its obligations to the Series. The Board may from time to time adopt policies and procedures that modify and/or restrict the Sub-Adviser’s authority regarding the execution of the Series’ portfolio transactions provided herein.

(c) The Sub-Adviser will be responsible for meeting the Sub-Adviser’s regulatory obligations, including the preparation and filing of such reports with respect to the assets of a Series reflecting holdings over which the Sub-Adviser or its affiliates have investment discretion as may be required from time to time, including but not limited to Schedule 13G and Form 13F under the 1934 Act. For purposes of all applicable filing requirements under the 1934 Act, including without limitation Sections 13(d) and (g), and other laws, the Sub-Adviser shall be deemed to have sole investment discretion with respect to all securities held in the Series. If any investments made by the Sub-Adviser on behalf of the Series are required to be disclosed in any other reports to be filed by the Sub-Adviser with any governmental or self-regulatory agency or organization or exchange where such reports specifically attribute the holdings to the Series, the Sub-Adviser shall provide the Adviser with prompt written notice thereof, setting forth in reasonable detail the nature of the report and the investments of the Series to be reported.

4.	Compensation of the Sub-Adviser.

(a) For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Agreement, Adviser, not the Series, shall pay to the Sub-Adviser a fee, computed daily and payable monthly, in arrears, at an annual rate of the average daily net assets of the Series in accordance with the schedule attached hereto as Schedule A.

(b) If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs.

5.	Expenses. The Sub-Adviser agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement. The Series shall be responsible for payment of brokerage commissions, transfer fees, registration costs, transaction-related taxes and other similar costs and transaction-related expenses and fees arising out of transactions effected on behalf of the Series, which shall be deducted from the Series. Subject to the foregoing, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement, including without limitation, all costs associated with attending or otherwise participating in regular or special meetings of the Board or shareholders, or with the Adviser, as requested, and additions or modifications to the Sub-Adviser’s operations necessary to perform its services hereunder in compliance with this Agreement, the Investment Guidelines, any other Trust/Adviser Procedures and applicable law. The Sub-Adviser shall be responsible for its share of costs, if any, associated with any information statements and/or other disclosure materials that are caused by a change of control of the Sub-Adviser (including, but not limited to, the legal fees associated with preparation, printing, filing and mailing thereof, as well as any shareholder meeting and/or solicitation costs, if applicable) as the parties may mutually agree.

6.	Delivery of Information, Reports and Certain Notifications.

(a) The Adviser agrees to furnish to the Sub-Adviser current prospectuses, statements of additional information, proxy statements, reports to shareholders, financial statements, the Declaration of Trust, the By-Laws, any amendments or supplements to any of the foregoing and such other information with regard to the affairs of the Series as the Sub-Adviser may reasonably request.

(b) The Sub-Adviser shall report to the Adviser and to the Board and shall make appropriate persons, including portfolio managers, available for the purpose of reviewing with representatives of the Adviser and the Board on a regular basis at reasonable times the management of the Series, including the performance of the Series, as requested by the Adviser. The Sub-Adviser agrees to render to the Adviser such other periodic and special reports on a timely basis regarding its activities under this Agreement as the Adviser may reasonably request.

(c) The Sub-Adviser will make available to the Series and the Adviser, on a timely basis as the Adviser may reasonably request, any of the Series’ investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Series) as are necessary to assist the Series and the Adviser to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the “Advisers Act”), as well as other applicable laws. The Sub-Adviser shall cooperate with the Adviser with respect to any requests from regulatory authorities having the requisite authority and provide the Adviser and the Trust, on a timely basis as the Adviser may reasonably request, with any information or reports in connection with services provided pursuant to this Agreement which may be requested in order to ascertain whether the operations of the Series are being conducted in a manner consistent with applicable laws and regulations.

(d) The Sub-Adviser shall provide the Adviser, the Series or the Board with such information and assurances (including certifications and sub-certifications), on a timely basis as the Adviser may reasonably request, and shall provide the Adviser, the Series, or the Board with such assistance as the Adviser, the Trust, on behalf of the Series, or the Board may reasonably request from time to time in order to assist in compliance with applicable laws, rules, regulations and exemptive orders, including but not limited to, requirements in connection with the Adviser’s, the Sub-Adviser’s or the Board’s fulfillment of their responsibilities under Section 15(c) of the 1940 Act, Rules 17j-1 and 38a-1 under the 1940 Act, and the preparation and/or filing of periodic and other reports and filings required to maintain the registration and qualification of the Series, or to meet other regulatory or tax requirements applicable to the Series, under federal and state securities, commodities and tax laws and other applicable laws. The Sub-Adviser shall review draft reports to shareholders, Registration Statements or amendments or supplements thereto or portions thereof that relate to the Series or the Sub-Adviser and other documents provided to the Sub-Adviser, provide comments on such drafts on a timely basis as the Adviser may reasonably request, and provide certifications or sub-certifications on a timely basis as the Adviser may reasonably request as to the accuracy of the information provided by the Sub-Adviser and/or contained in such reports or other documents.

(e) The Sub-Adviser agrees to provide and update, on a timely basis as the Adviser may reasonably request, but no less frequently than quarterly a list of all the affiliates of the Sub-Adviser, and to promptly notify the Adviser and the Series of any change of control of those affiliates.

(f) The Sub-Adviser agrees to provide, on a timely basis as the Adviser may reasonably request, material composite performance information, records and supporting documentation about accounts the Sub-Adviser manages, if appropriate, which are relevant to the Series and that have investment objectives, policies, and strategies substantially similar to those employed by the Sub-Adviser in managing the Series that may be reasonably necessary, under applicable laws, to allow the Series or its agent to present information concerning the Sub-Adviser’s prior performance in the Registration Statement of the Series and any permissible reports and materials prepared by the Series or its agent, including proxy statements and information statements.

7.	Cooperation with the Series, the Adviser and Other Service Providers.

(a) The Sub-Adviser agrees to cooperate with and provide reasonable assistance to the Adviser, the Series, the Series’ custodian, accounting agent, administrator, pricing agents, independent auditors and all other agents, representatives and service providers of the Series and the Adviser (but not other sub-advisers to the extent prohibited by Section 2(a)(vi)), and to provide the foregoing persons such information with respect to the Series as they may reasonably request from time to time in the performance of their obligations; provide prompt responses to reasonable requests made by such persons; and establish and maintain appropriate operational programs, procedures and interfaces with such persons so as to promote the efficient exchange of information and compliance with applicable laws, rules and regulations, and the guidelines, policies and procedures adopted or implemented with respect to the Series and/or the Sub-Adviser.

(b) Without limiting the generality of the foregoing and in furtherance thereof, the Sub-Adviser shall report to the Series’ custodian and accounting agent all trades and positions in the Series daily (in such form and at such times as specified by the Series’ custodian and accounting agent), including any trade it has entered into for which it has not received confirmation, and shall also request each executing broker and counterparty to deliver its own such transaction and position reporting, and any information related to any corporate action relevant to the investments of the Series (in such form and at such times as specified by the Series’ custodian and accounting agent).

(c) The Sub-Adviser shall provide reasonable and prompt assistance to the Board, the Adviser, the custodian or administrator for the Series in determining or confirming, consistent with the Trust/Adviser Procedures and the Registration Statement, the value of any portfolio securities or other assets or liabilities of the Series for which the Adviser, custodian or administrator seeks assistance from the Sub-Adviser or identifies for review by the Sub-Adviser.

(d) The Sub-Adviser agrees that it shall certify to the Series on a timely basis after the end of each calendar quarter that it has complied with all of the Investment Guidelines, all applicable laws and regulations and other conditions and agreements contained herein during the prior calendar quarter.

(e) The Sub-Adviser shall provide necessary support to the Series and the Adviser in preparing and presenting the Series’ financial statements, and in doing so shall be responsible for applying appropriate accounting and financial reporting principles and maintaining policies and internal controls and procedures, including internal controls over financial reporting, designed to assure compliance with generally accepted accounting principles (GAAP) and applicable laws and regulations.

(f) The Sub-Adviser shall further notify the Adviser promptly upon detection of any error in connection with its management of the Series, including but not limited to any trade errors or valuation errors. Further, the Sub-Adviser shall provide access to the Adviser and the Series, or their agents, to all documents and information related to any error, its analysis and correction, and the correction of all errors impacting the Series must be corrected to the reasonable satisfaction of the Adviser and the Series in accordance with Sub-Adviser’s error policies and procedures. Notwithstanding Sections 15 and 16 of this Agreement, Sub-Adviser will reimburse the Series as determined in good faith by the Sub-Adviser. The calculation of the amount of any loss will depend on the facts and circumstances of the error, and the methodology used by the Sub-Adviser may vary.

(g) Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC, CFTC and state regulators) in connection with any investigation or inquiry relating to this Agreement or the Series.

(h) From time to time the Adviser may seek the assistance of the Sub-Adviser, and the Sub-Adviser shall cooperate to provide reasonable assistance to the Adviser, in connection with the development of written and/or printed materials, including but not limited to, PowerPoint® or slide presentations, news releases, advertisements, brochures, fact sheets and other promotional, informational or marketing materials (the “Marketing Materials”) for internal use or public dissemination, that are produced or for use or reference by the Adviser, its affiliates or other designees, broker-dealers or the public in connection with the Series. The Sub-Adviser shall review and respond to draft Marketing Materials provided to it by the Adviser for review and comment on a timely basis as the Adviser may reasonably request.

8.	Compliance.

(a) The Sub-Adviser shall notify the Adviser promptly of any breach of any of the Investment Guidelines, Trust/Adviser Procedures, the Registration Statement and of any violation of any applicable law or regulation, including the 1940 Act, the CEA and Subchapter M of the Code, as applicable, relating to the Series. The Sub-Adviser shall also notify the Adviser within 24 hours upon its determination of any violations of the Sub-Adviser’s own compliance policies and procedures that relate to (i) its management of the Series, or (ii) its activities as investment adviser generally to the extent such violation could be considered material to the Sub-Adviser’s advisory clients.

(b) The Sub-Adviser shall promptly notify the Adviser and the Trust in writing of the occurrence of any of the following events: (i) any breach of this Agreement; (ii) any of the representations and warranties of the Sub-Adviser contained herein becomes untrue after the execution of this Agreement; (iii) any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or other applicable law, rule or regulation or if the Sub-Adviser becomes aware that it is or likely may become subject to any statutory disqualification pursuant to Section 9(b) of the 1940 Act or otherwise that prevents the Sub-Adviser from serving as an investment adviser or performing its duties pursuant to this Agreement; (iv) the Sub-Adviser shall have been served or otherwise becomes aware of any action, suit, proceeding, inquiry or investigation applicable to it, at law or in equity, before or by any court, public board or body, involving or directly related to the Sub-Adviser’s management of the Series; (v) any proposed change in control of the Sub-Adviser; (vi) any proposed assignment of this Agreement; (vii) the Sub-Adviser becomes aware of any material fact respecting or relating to the Sub-Adviser or the investment strategies of the Series that is not contained in the Registration Statement, as amended and supplemented from time to time, regarding the Series, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement respecting or relating to the Sub-Adviser, the Sub-Adviser’s investment strategies or the Series contained therein that becomes untrue in any material respect; (viii) any change in the Sub-Adviser’s financial condition which could impact its abilities to perform its duties hereunder and of any reduction in the amount of coverage required under the Sub-Adviser’s errors and omissions or professional liability insurance coverage; (ix) any change in the Sub-Adviser’s status as a registered CTA or member of the National Futures Association (“NFA”) or, if the Sub-Adviser is relying on an exemption or exclusion from registration as a CTA, of any event that will make it ineligible for such exemption or exclusion; and (xi) the Sub-Adviser receives a finding of a deficiency from the SEC in an exam that is directly relates to the management of the Series.

(c) The Sub-Adviser represents and warrants that it or its affiliates have adopted and implemented written policies and procedures, as required by: (i) Rule 206(4)-7 under the Advisers Act that are reasonably designed to prevent violations of the Advisers Act and the rules thereunder by the Sub-Adviser and its supervised persons (the “Advisers Act Compliance Procedures”); and (ii) Rule 38a-1 under the 1940 Act, with respect to the Sub-Adviser and the Series, that are reasonably designed to prevent violations of the federal securities laws, as defined in Rule 38a-1, by the Sub-Adviser, its employees, officers, and agents (the “Series Compliance Procedures”). The Sub-Adviser represents and warrants that it has provided the Adviser and the Trust with summaries of the Advisers Act Compliance Procedures and is willing to permit on-site review by the Adviser and/or the Trust of the Series Compliance Procedures and will permit the Series’ Chief Compliance Officer to conduct reviews and oversight of such policies and procedures in accordance with Rule 38a-1 under the 1940 Act. On a quarterly basis, the Sub-Adviser shall provide the Adviser, the Series’ Chief Compliance Officer, and the Trust with notice of any changes to (including policies added to or deleted from) its Advisers Act Compliance Procedures, Series Compliance Procedures or any other policies or procedures as they otherwise pertain to activities performed for or on behalf of the Series. The Series, the Adviser, or the Series’ Chief Compliance Officer may make any reasonable request for the provision of information or for other cooperation from the Sub-Adviser with respect to the Sub-Adviser’s duties under this Agreement, and the Sub-Adviser shall use its best efforts to promptly comply with such request, including without limitation furnishing the Series, the Adviser, or the Series’ Chief Compliance Officer with such documents, reports, data and other information as the Series may reasonably request regarding transactions on behalf of the Series, the Sub-Adviser’s performance hereunder or compliance with the terms hereof, and participating in such meetings (and on-site visits among representatives of the Series and the Sub-Adviser) as the Series may reasonably request. The Sub-Adviser agrees to maintain and implement the Advisers Act Compliance Procedures and the Series Compliance Procedures.

(d) The Sub-Adviser represents and warrants that it has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Section 204A of the Advisers Act and has provided the Series with a copy of the code of ethics and evidence of its adoption, and will within five business days notify the Sub-Adviser of any material changes to (including policies added to or deleted from) its code of ethics. Within 30 days of the end of the last calendar quarter of each year while this Agreement is in effect or upon the written request of the Series, the Sub-Adviser or the Sub-Adviser’s Chief Compliance Officer or designee shall certify to the Series that the Sub-Adviser has complied with the requirements of Rule 17j-1 and Section 204A during the previous year and that there has been no violation of the Sub-Adviser’s code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation and Sub-Adviser has provided a written report to the Adviser and the Series regarding the violation. Upon the written request of the Series, the Adviser, or the Series’ Chief Compliance Officer, the Sub-Adviser shall permit the Series, the Adviser, and their employees or agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(d)(1).

(e) The Sub-Adviser shall use commercially reasonable efforts to maintain business continuity, disaster recovery and backup capabilities and facilities necessary to perform its obligations hereunder with minimal disruptions or delays. On a timely basis as the Adviser may reasonably request, the Sub-Adviser shall provide reasonable assistance with respect to the Adviser’s and Series’ reasonable inquiries regarding such plans.

(f) The Sub-Adviser represents and warrants that it has adopted and will maintain cybersecurity measures consistent with SEC guidelines and shall promptly notify the Adviser and the Series of any breach of information with respect to the Series.

9.	Insurance. The Sub-Adviser shall maintain errors and omissions insurance coverage and fidelity insurance coverage, in an amount no less than $100,000,000 to meet obligations under this Agreement, and from insurance providers that are in the business of regularly providing insurance coverage to investment advisers with a credit rating acceptable to the Adviser. The Sub-Adviser shall provide prior written notice to the Adviser (i) of any material reduction in its insurance coverage; or (ii) if any material claims will be made on its insurance policies relating directly to the Series. Furthermore, it shall upon request provide to the Adviser any information it may reasonably require concerning the amount of or scope of such insurance.

10.	Status of the Sub-Adviser. The Sub-Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for or represent the Series in any way or otherwise be deemed an agent of the Adviser or the Series.

11.	Services Not Exclusive. Nothing in this Agreement shall limit or restrict the right of the Sub-Adviser, the Adviser, the Series, the Trust, or any of their respective directors, officers, affiliates or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

12.	Additional Representations and Warranties of the Sub-Adviser.

(a) The Sub-Adviser represents and warrants to the Adviser that: (i) it is registered as an investment adviser under the Advisers Act and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed; (ii) it is exempt or excluded from CFTC registration requirements; (iii) it will maintain each such registration, license or membership in effect at all times during the term of this Agreement and will obtain and maintain such additional governmental, self-regulatory, exchange or other licenses, approvals and/or memberships and file and maintain effective such other registrations as may be required to enable the Sub-Adviser to perform its obligations under this Agreement; (iv) it is duly organized and validly existing, and is authorized to enter into this Agreement and to perform its obligations hereunder and this Agreement has been duly executed and delivered by the Sub-Adviser; (v) this Agreement is enforceable against the Sub-Adviser in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles; and (vi) neither the execution or delivery of this Agreement by the Sub-Adviser nor its performance of its obligations hereunder shall conflict with, violate, breach or constitute a default under any term or provision of its constituent or governing documents or any indenture, mortgage, deed of trust, instrument, agreement or other document to which the Sub-Adviser is a party or by which it is bound or to which any of its assets are subject or any applicable statute, law, rule, regulation, order or other legal requirement applicable to the Sub-Adviser or any of its assets.

(b) The Sub-Adviser represents and warrants that it has delivered to the Series prior to the execution of this Agreement a copy of the Sub-Adviser’s current Form ADV (Parts 1 and 2). The Sub-Adviser hereby covenants and agrees to promptly deliver to the Series and the Adviser all amendments to its Form ADV.

(c) The Sub-Adviser acknowledges and agrees that it has not received legal advice from the Series, the Adviser or any of their respective employees or representatives.

(d) The Sub-Adviser has reviewed the most recent Registration Statement or amendment that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating to the Sub-Adviser, and the principal investment strategies, principal risks, and investment limitations of the Series, the Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact, which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. With respect to the disclosure about the Sub-Adviser or information relating to the Sub-Adviser, the risks of the Series, and/or the investment strategies or theories of the Series, the Sub-Adviser represents and warrants that it has not and will not disclose to the Adviser or the Trust any untrue statement of a material fact or omit any statement of a material fact, which was required to be stated in such disclosure to make the statements contained therein, in light of the circumstances under which they were made, not misleading; in the event that the Sub-Adviser becomes aware that the Registration Statement contains any untrue statement of any material fact or omits any statement of a material fact relating to the Sub-Adviser or the Series, which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading, the Sub-Adviser will promptly provide notice to the Adviser.

13.	Representations and Warranties of the Adviser. The Adviser represents and warrants to the Sub-Adviser that: (i) it is registered as an investment adviser under the Advisers Act and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed, (ii) it is duly organized and validly existing, and is authorized to enter into this Agreement and to perform its obligations hereunder; (iii) neither the execution or delivery of this Agreement by the Adviser nor its performance of its obligations hereunder shall conflict with, violate, breach or constitute a default under any term or provision of its constituent or governing documents or any indenture, mortgage, deed of trust, instrument, agreement or other document to which the Adviser is a party or by which it is bound or to which any of its assets are subject or any applicable statute, law, rule, regulation, order or other legal requirement applicable to the Adviser or any of its assets; (iv) the most recent Registration Statement or amendment, with respect to the disclosure about the Adviser or information relating, directly or indirectly, to the Adviser, the Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact, which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading; and (v) prior to the execution of this Agreement, it has received a copy of the Sub-Adviser’s current Form ADV (Parts 1 and 2).

14.	Certain Records.

(a) The Sub-Adviser agrees to maintain, in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to investments made by the Sub-Adviser as are required by Section 31 of the 1940 Act, and rules and regulations thereunder, and by other applicable legal provisions, including the Advisers Act, the 1934 Act, the CEA, and rules and regulations thereunder, and the Trust/Adviser Procedures, and to preserve such records for the periods and in the manner required by that Section, and those rules, regulations, legal provisions and the Trust/Adviser Procedures. In compliance with the requirements of Rule 31a-3 under the 1940 Act, any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act that are prepared or maintained by the Sub-Adviser on behalf of the Series are the property of the Series and a copy shall be provided promptly to the Series or the Adviser on request.

(b) The Sub-Adviser agrees that all accounts, books and other records related to the management of the Series maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such periodic, special and other examinations by the SEC, the Series or any representative of the Series (including, without limitation, the Series’ Chief Compliance Officer), the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Adviser or the Series.

15.	Standard of Care and Liability of Sub-Adviser.

(a) The Sub-Adviser shall fully and faithfully discharge all its obligations, duties and responsibilities pursuant to this Agreement, (i) solely in the best interest of the Series and its shareholders, and (ii) in good faith and with the due care, skill, prudence, and diligence under the circumstances then prevailing that a prudent, professional fiduciary investment adviser acting in a like capacity, would use in the conduct of an enterprise of a like character and with like aims. The Sub-Adviser shall not be liable to the Trust, the Series, the Adviser or to any of their respective affiliates or to any shareholder for any error of judgment or for any loss suffered by the Series in connection with the performance of this Agreement, except for a loss resulting from the Sub-Adviser’s (i) willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of its obligations and duties hereunder, or (ii) material breach of this Agreement.

(b) In no event will the Sub-Adviser or its affiliates have any responsibility for any other fund of the Trust, for any portion of the Series not managed by the Sub-Adviser, or for the acts or omissions of any other sub-investment adviser to the Trust or Series.

(c) Nothing in this Section 15 shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

16.	Indemnification.

(a) Notwithstanding Section 15 of this Agreement and to the extent permissible under applicable law, the Sub-Adviser agrees to indemnify and hold harmless the Adviser, any affiliated person of the Adviser, including corporate entities directly or indirectly controlling the Adviser (all of such persons being referred to as “Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which an Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Code, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities as Sub-Adviser of the Series, which: (i) is based upon any willful misfeasance, bad faith or gross negligence in the performance of the Sub-Adviser’s duties, or by reason of reckless disregard of the Sub-Adviser’s obligations and duties under this Agreement, or by any of its employees or representatives, or any affiliate of or any person acting on behalf of the Sub-Adviser; or (ii) is based upon any material breach of this Agreement, including but not limited to, a breach of a representation or warranty herein; provided, however, that in no case shall the indemnity in favor of a Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(b) To the extent permissible under applicable law, the Adviser agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, including corporate entities directly or indirectly controlling the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Code, under any other statute, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust, which: (i) is based upon any willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties or reckless disregard of the Adviser’s obligations and duties under this Agreement, or by any of its employees or representatives or any affiliate of or any person acting on behalf of the Adviser; or (ii) is based upon any material breach of this Agreement, including but not limited to, a breach of a representation or warranty herein; provided, however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(c) The Sub-Adviser shall not be liable under Paragraph (a) of this Section 16 with respect to any claim made against an Adviser Indemnified Person unless such Adviser Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Adviser Indemnified Person (or after such Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability that it may have to the Adviser Indemnified Person against whom such action is brought otherwise than on account of this Section 16 unless such failure or delay in notifying the Sub-Adviser has prejudiced the Sub-Adviser’s defense of such claim or reliance on indemnification. In case any such action is brought against the Adviser Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Adviser Indemnified Person, to assume the defense thereof, with counsel reasonably satisfactory to the Adviser Indemnified Person. If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Adviser Indemnified Person would result in a conflict of interest and, therefore, would not, in the reasonable judgment of the Adviser Indemnified Person, adequately represent the interests of the Adviser Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Adviser Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Adviser Indemnified Person. The Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Adviser Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Adviser Indemnified Person.

(d) The Adviser shall not be liable under Paragraph (b) of this Section 16 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Adviser in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Adviser of any such claim shall not relieve the Adviser from any liability that it may have to the Sub-Adviser Indemnified Person against whom such action is brought otherwise than on account of this Section 16 unless such failure or delay in notifying the Adviser has prejudiced the Adviser’s defense of such claim or reliance on indemnification. In case any such action is brought against the Sub-Adviser Indemnified Person, the Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel reasonably satisfactory to the Sub-Adviser Indemnified Person. If the Adviser assumes the defense of any such action and the selection of counsel by the Adviser to represent both the Adviser and the Sub-Adviser Indemnified Person would result in a conflict of interest and, therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Adviser will, at its own expense, assume the defense with counsel to the Adviser and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Adviser and to the Sub-Adviser Indemnified Person. The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Adviser shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

(e) Notwithstanding the foregoing, nothing contained in this Agreement shall constitute a waiver or limitation of rights that any party may have under federal or state securities laws.

17.	Duration and Termination.

(a) With respect to each Series identified on Schedule A hereto as in effect on the date of this Agreement, unless earlier terminated with respect to any Series, this Agreement shall continue in full force and effect until April 30, 2022. Thereafter, unless earlier terminated with respect to a Series, this Agreement shall continue in full force and effect with respect to each such Series for successive periods of one year until each subsequent annual anniversary of April 30, 2022, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board, provided that such continuance is also approved by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons, as defined in the 1940 Act, of the Trust (“Interested Persons”), cast in person at a meeting called for the purpose of voting on such approval, if and to the extent required by the 1940 Act or any rules or regulations thereunder, as may be modified or interpreted by any order of the SEC or interpretation or guidance issued by the SEC or its staff, or (ii) the “vote of a majority of the outstanding voting securities” of the Series (as defined in the 1940 Act).

(b) With respect to any Series that is added to Schedule A hereto after the date of this Agreement, this Agreement shall become effective on the later of (i) the date Schedule A is amended to reflect the addition of such Series under this Agreement or (ii) the date upon which the shares of the Series are first sold (hereinafter, the “Commencement Date”), subject to the condition that the Board, including a majority of the Trustees who are not parties to this Agreement or Interested Persons, and the shareholders of such Series, shall have approved this Agreement. Unless terminated earlier as provided herein with respect to any such Series, this Agreement shall continue in full force and effect until the first anniversary of April 30, 2022 that follows the first anniversary of the Commencement Date, but no later than two years from the Commencement Date with respect to that Series. Thereafter, unless earlier terminated with respect to a Series, this Agreement shall continue in full force and effect with respect to each such Series for successive periods of one year until each subsequent annual anniversary of April 30, 2022, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board, provided that such continuance is also approved by the vote of a majority of the Trustees who are not parties to this Agreement or Interested Persons, cast in person at a meeting called for the purpose of voting on such approval, if and to the extent required by the 1940 Act or any rules or regulations thereunder, as may be modified or interpreted by any order of the SEC or interpretation or guidance issued by the SEC or its staff, or (ii) a “vote of a majority of the outstanding voting securities” of such Series (as defined in the 1940 Act). However, any approval of this Agreement by the “vote of a majority of the outstanding voting securities” of a Series (as defined in the 1940 Act) shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by “a vote of a majority of the outstanding voting securities” of any other Series (as defined in the 1940 Act) or (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Series, unless such approval shall be required by any other applicable law or otherwise.

(c) Notwithstanding the foregoing, this Agreement may be terminated with respect to any Series covered by this Agreement: (i) by the Adviser at any time, upon 60 days’ written notice to the Sub-Adviser and the Trust, (ii) at any time without payment of any penalty by the Series, by the Board or a majority of the outstanding voting securities of the Series, upon 60 days’ written notice to the Sub-Adviser, or (iii) by the Sub-Adviser upon three months’ written notice; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Adviser and the Trust, in the event either the Sub-Adviser (acting in good faith) or the Adviser ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes incapable of providing investment management services pursuant to its respective contract with the Trust, or in the event the Adviser becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Adviser or the Series as required by the terms of this Agreement. For the avoidance of doubt, if this Agreement is terminated with respect to one or more Series it may continue in effect with respect to any Series as to which it has not been terminated.

(d) This Agreement shall automatically terminate in the event of its assignment, as such term is described in the 1940 Act.

18.	Notices. Unless otherwise provided in this Agreement or otherwise agreed by the Adviser in writing, all notices and other communications hereunder shall be in writing. Notices and other writings delivered or mailed postage prepaid to the Adviser and the Trust at 10 Hudson Yards, New York, New York 10001, Attention: Chief Legal Officer, or to the Sub-Adviser at FIAM LLC, 900 Salem Street, OT3N1, Smithfield, RI 02917, Attention: Casey Condron, SVP Head of Relationship Management, Fax: 617 872-5601, Email: Casey.Condron@fmr.com with a copy to: Fidelity Investments, 900 Salem Street, OT1N3, Smithfield, RI 02917, Attention: Andrea O’Keefe, Legal Counsel, Fax: 617 217-6690, Email: Andrea.Okeefe@fmr.com, or to such other address as the Adviser or the Sub-Adviser may hereafter specify by written notice to the most recent address specified by the other party, shall be deemed to have been properly delivered or given hereunder to the respective addressee when delivered by hand or facsimile or five days after mailed by certified mail, post-paid, by return receipt requested to the other party at the principal office of such party.

Adviser and Sub-Adviser each acknowledges its consent to electronic delivery, including via email or facsimile, of any documents or materials required and/or provided by one to the other related to services provided under this Agreement. Either party may revoke this consent and request any such documents or materials to be mailed, in lieu of electronic delivery, at any time upon reasonable notice to the other. Notices sent electronically shall be deemed to have been given when sent.

19.	Confidentiality.

(a) Each party agrees that it will treat confidentially all information provided by any other party (the “Discloser”) regarding the Discloser’s businesses and operations, including without limitation the investment activities or holdings of the Fund (“Confidential Information”). All Confidential Information provided by the Discloser shall be used only by the other party hereto (the “Recipient”) solely for the purposes of rendering services pursuant to this Agreement, and shall not be disclosed to any third party, without the prior consent of the Discloser, except for a limited number of employees, attorneys, accountants and other advisers of the Recipient and its affiliates on a need-to-know basis and solely for the purposes of rendering services under this Agreement. Each party also agrees that it will maintain appropriate information barriers within its own operations, and/or its affiliates, that may have access to Confidential Information to comply with this provision.

(b) Confidential Information shall not include any information that: (i) is public when provided or thereafter becomes public through no wrongful act of the Recipient; (ii) is demonstrably known to the Recipient prior to execution of this Agreement; (iii) is independently developed by the Recipient through no wrongful act of the Recipient in the ordinary course of business outside of this Agreement; (iv) is generally employed by the trade at the time that the Recipient learns of such information or knowledge; or (v) has been rightfully and lawfully obtained by the Recipient from any third party.

(c) In the event that the Recipient is requested or required (by deposition, interrogatories, requests for information or documents in legal proceedings, subpoenas, civil investigative demand or similar process), in connection with any proceeding, to disclose any of the Discloser’s Confidential Information, the Recipient will give the Discloser prompt written notice of such request or requirement to allow the Discloser an opportunity to obtain a protective order or otherwise obtain assurances that confidential treatment will be accorded to such Confidential Information. In the event that such protective order or other remedy is not obtained, disclosure shall be made of only that portion of the Confidential Information that is legally required to be disclosed. All Confidential Information disclosed as required by law shall nonetheless continue to be deemed Confidential Information.

20.	Use of Names.

(a) The Sub-Adviser acknowledges and agrees that the names “Guardian,” “Guardian Variable Products Trust,” “Park Avenue Institutional Advisers LLC,” and abbreviations or logos associated with those names, are the valuable property of the Adviser or its affiliates; that the Trust, has the right to use such names, abbreviations and logos; and that the Sub-Adviser shall use the names “Guardian,” “Guardian Variable Products Trust,” “Park Avenue Institutional Advisers LLC,” and associated abbreviations and logos, only in connection with the Sub-Adviser’s performance of its duties hereunder. Further, in any communication with the public and in any marketing communications of any sort, the Sub-Adviser agrees to obtain prior written approval from the Adviser before using or referring to “Guardian,” “Guardian Variable Products Trust,” “Park Avenue Institutional Advisers LLC,” or the Series or any abbreviations or logos associated with those names.

(b) The Adviser and the Trust are authorized to publish in registration statements and Board materials regarding the Series any information regarding the provision of sub-investment advisory services by the Sub-Adviser pursuant to this Agreement and to use the Sub-Adviser’s full legal entity name, “FIAM LLC”, without the prior written consent of the Sub-Adviser. The Adviser shall provide copies of such registration statements to the Sub-Adviser prior to such use, publication or distribution.

Notwithstanding the foregoing and except as provided below, neither the Trust, the Adviser, nor any of their respective affiliates shall make reference to or use the name or logo of the Sub-Adviser or any of its affiliates in any advertising or promotional materials without the prior approval of the Sub-Adviser, which approval shall not be unreasonably withheld, conditioned or delayed.

During the term of this Agreement, the Adviser shall have permission to use (a) the Sub-Adviser’s full legal name, “FIAM LLC”, as well as the Fidelity Investments logo (“Logo”) (collectively, the “Marks”) in connection with the sale and marketing of the Series. Adviser shall provide to the Sub-Adviser all proposed materials bearing any Marks (collectively, “Materials”) for the Sub-Adviser’s prior review and approval, which approval shall not be unreasonably withheld, conditioned or delayed. Sub-Adviser or its affiliate(s) shall review and provide approval, or alternatively, request modification(s) on the proposed use of any Marks as soon as possible, but in any event within fifteen (15) business days following Sub-Adviser’s receipt of submitted Materials bearing any Marks.

21.	Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

22.	Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. To the extent required by applicable law, no amendment of this Agreement shall be effective until approved (i) by a vote of a majority of the Trustees who are not parties to this Agreement or Interested Persons of the Trust, and (ii) if the terms of this Agreement shall have changed, by a vote of a majority of the Series’ outstanding voting securities (except in the case of (ii), pursuant to the terms and conditions of the SEC order permitting it to modify this Agreement without such vote).

23.	Third-Party Beneficiaries. The Trust and the Series are intended third-party beneficiaries under this Agreement and are entitled to enforce this Agreement as if they were a party thereto. The parties to this Agreement do not intend for this Agreement to benefit any other third party, including without limitation a record owner or beneficial owner of shares of the Series. The terms of this Agreement may be enforced solely by a party to this Agreement, the Trust, and the Series.

24.	Survival. Sections 4, 12, 13, 14, 15, 16, 18, 19, 20, 23 and 27 shall survive the termination of this Agreement.

25.	Captions. The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

26.	Counterparts. This Agreement may be executed in two or more counterparts, including via e-signature, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

27.	Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York, and in accordance with the applicable provisions of the 1940 Act, the 1933 Act, the 1934 Act, the Advisers Act, any other federal securities law, or any rule or regulation thereunder (the “Federal Securities Laws”). To the extent that the applicable laws of the State of New York or any provisions herein conflict with the Federal Securities Laws, the latter shall control.

28.	Rule 206(4)-5. Adviser agrees to provide to Sub-Adviser, as Sub-Adviser may reasonably request, or as otherwise required by Rule 206(4)-5 under the Advisers Act, (i) certification that the Funds are not Covered Investment Pools, as defined in Rule 206(4)-5(f)(3), or (ii) in the event that a Fund becomes a Covered Investment Pool, a list of the Government Entities invested in the Fund.

29.	Waiver. Either party’s failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions as to future violations thereof, nor prevent that party thereafter from enforcing each and every other provision of this Agreement. The rights granted the parties herein are cumulative and the waiver by a party of any single remedy shall not constitute a waiver of such party’s right to assert all other legal remedies available to him or it under the circumstances.

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized officers to execute this Agreement as of the day and year first written above.

PARK AVENUE INSTITUTIONAL ADVISERS LLC

By:	/s/ John H. Walter
Name:	John H. Walter
Title:	Senior Vice President

FIAM LLC

By:	/s/ Brad Sweeney
Name:	Brad Sweeney
Title:	VP, Business Development Desk

Schedule A

to

Sub-Advisory Agreement between

Park Avenue Institutional Advisers LLC and

FIAM LLC

Dated June 30, 2020

Amended as of March 3, 2025

Series	Fee (as an annual percentage of average daily net assets of the Series):

Guardian Large Cap Fundamental Growth VIP Fund	0.26%

Guardian Select Mid Cap Core VIP Fund	0.27%

Guardian Core Fixed Income VIP Fund	0.15% on first $100 million in assets; 0.12% on next $200 million in assets; 0.10% on next $200 million in assets; 0.08% on assets over $500 million

JANUS HENDERSON INVESTORS US LLC

SUB-ADVISORY AGREEMENT

THIS SUB-ADVISORY AGREEMENT (this “Agreement”) is made as of May 30, 2017 by and between Park Avenue Institutional Advisers LLC, a Delaware limited liability company (the “Adviser”), and Janus Capital Management LLC, a Delaware limited liability company (the “Sub-Adviser”) and, as a third-party beneficiary hereto, Guardian Variable Products Trust, a Delaware statutory trust (the “Trust”).

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust is authorized to issue separate series, each of which may offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies, and limitations; and

WHEREAS, the Trust may offer shares of additional series in the future; and

WHEREAS, pursuant to an Investment Advisory Agreement (the “Investment Advisory Agreement”) by and between the Trust and the Adviser, the Trust has appointed the Adviser to furnish investment advisory and other services to the Trust on behalf of one or more of its series; and

WHEREAS, pursuant to authority granted to the Adviser under the Investment Advisory Agreement, and subject to the terms and provisions of this Agreement, the Adviser desires to retain the Sub-Adviser to furnish certain investment advisory services to one or more of the series of the Trust and manage such portion of the series as the Adviser shall from time to time direct, and the Sub-Adviser is willing to furnish such services in accordance with the terms and provisions of this Agreement; and

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the sufficiency of which is hereby acknowledged, the Adviser and the Sub-Adviser hereby agree as follows:

1.	Appointment of the Sub-Adviser. The Adviser hereby appoints the Sub-Adviser as an investment sub-adviser with respect to the series, or a portion thereof, of the Trust as set forth on Schedule A hereto (the “Series”) for the period and on the terms set forth in this Agreement. To the extent that the Sub-Adviser is not providing advisory services to the entire Series, the term, “Series,” shall be interpreted for purposes of this Agreement to only include those assets of the Series over which the Sub-Adviser is directed by the Adviser to provide investment sub-advisory services. The Adviser may, in its sole discretion, allocate all, only a portion or none of a Series’ assets to the Sub-Adviser for management. The Sub-Adviser will be responsible for the investment of only the assets which the Adviser allocates to the Sub-Adviser for management under this Agreement, plus all investments, reinvestments and proceeds of the sale thereof, including, without limitation, all interest, dividends and appreciation on investments, less depreciation thereof and withdrawals by the Adviser therefrom. The Adviser shall have the right at any time to increase or decrease the allocation of the Series to the Sub-Adviser if the Adviser deems such increase or decrease appropriate. The Sub-Adviser accepts that appointment and agrees to render for the Series the services herein set forth, for the compensation herein provided.

2.	Duties as Sub-Adviser. Pursuant to this Agreement and subject to the supervision and direction of the Trust’s Board of Trustees (the “Board”) and direction and oversight of the Adviser, the Sub-Adviser shall, with respect to the Series, provide the Series with investment research, advice and furnish a continuous investment program for, and manage the investment and reinvestment of, the Series. In this regard, the Sub-Adviser shall, with respect to the Series, determine in its discretion the securities, cash and other financial instruments to be purchased, retained or sold for the Series within the provisions of this Agreement, all applicable laws, rules and regulations and the Trust’s registration statement, as it relates to the Series, on Form N-1A under the 1940 Act as amended from time to time, or any successor form thereto (the “Registration Statement”), including but not limited to, the parameters of the investment objective, policies, restrictions and guidelines applicable to the Series as provided in the Registration Statement (the “Investment Guidelines”). To the extent permitted by the Investment Guidelines, the Sub-Adviser is authorized, on behalf of each Series, to negotiate and finalize on behalf of the Series the terms of any account opening documents, prime brokerage, futures and other related agreements, any ISDA master agreement, master repurchase agreement, master securities lending agreement, master securities forward transaction agreement, or any other master swap or over-the-counter trading documentation, including any schedule or credit support annex thereto, any related clearing agreements or control agreements and any other agreement related to the foregoing (collectively, “Trading Agreements”) and the Adviser acknowledges the Trust and the Series shall be bound by the terms of any such investment agreement. Upon the reasonable request of the Adviser, the Sub-Adviser shall provide a copy of any Trading Agreement to the Adviser prior to implementing it on behalf of a Series for the Adviser’s review and consent. The Sub-Adviser agrees to comply with any requirements with regard to terms and conditions of, or counterparties to, Trading Agreements, as the Adviser may specify from time to time, including requirements regarding the credit ratings or other characteristics of proposed counterparties. The Sub-Adviser is also authorized, on behalf of a Series, to (i) issue to brokers, banks and other entities instructions to purchase, sell, exchange, convert, trade, borrow, pledge and otherwise deal in and with any security instrument or other asset for the account of the Series; (ii) hire at the Sub-Adviser’s own expense, consultants, advisers, accountants, attorneys or any other person or firm performing similar functions, to assist the Sub-Adviser in providing services to the Series on any and all matters deemed appropriate by the Sub-Adviser, subject to the Trust/Adviser Procedures (as defined below), provided that the Sub-Adviser may not retain a sub-sub-investment adviser; and (iii) acknowledge the receipt of brokers’ risk disclosure statements, electronic trading disclosure statements and similar disclosures, in accordance with Trust procedures. The Sub-Adviser further agrees as follows:

(a) The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, and any applicable compliance policies or procedures of the Trust or the Adviser (“Trust/Adviser Procedures”), of which the Sub-Adviser has been sent a copy or will be sent a copy prior to providing any services to the applicable Series under this Agreement, as such Trust/Adviser Procedures may be revised or amended from time to time. In carrying out its duties under this Agreement, the Sub-Adviser will comply with the following policies and procedures:

(i) The Sub-Adviser will (1) manage each Series so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”), and (2) manage each Series so that no action or omission on the part of the Sub-Adviser shall cause a Series to fail to comply with the diversification requirements of Section 817(h) of the Code, and the regulations issued thereunder.

(ii) Unless otherwise instructed in writing by the Adviser, the Sub-Adviser will exercise voting rights with respect to securities held on behalf of the Series in accordance with written policies and procedures adopted by the Sub-Adviser pursuant to Rule 38a-1 under the 1940 Act, which may be amended from time to time, and which at all times shall comply with the requirements of applicable federal statutes and regulations and any related guidance of the Securities and Exchange Commission (“SEC”) relating to such statutes and regulations (collectively, “Proxy Voting Policies and Procedures”). The Sub-Adviser shall vote proxies on behalf of a Series in a manner deemed by the Sub-Adviser to be in the best interests of the Series pursuant to the Sub-Adviser’s written Proxy Voting Policies and Procedures. The Sub-Adviser shall provide disclosure regarding the Proxy Voting Policies and Procedures in accordance with the requirements of Form N-1A for inclusion in the Registration Statement. Upon request, the Sub-Adviser shall report to the Adviser in a timely manner a record of all proxies voted, in such form and format that complies with acceptable federal statutes and regulations (e.g., requirements of Form N-PX). The Sub-Adviser shall certify at least annually or more often as may reasonably be requested by the Adviser or the Board, as to its compliance with its own Proxy Voting Policies and Procedures and applicable federal statutes and regulations.

(iii) In connection with the purchase and sale of securities for each Series, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, CUSIP, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform their administrative and record keeping responsibilities with respect to the Series. With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Series’ custodian and portfolio accounting agent.

(iv) The Sub-Adviser and its affiliates shall at no time have custody or physical control of any assets or cash of the Series. The parties acknowledge that the Sub-Adviser is not a custodian of the Series’ assets and will not take possession or custody of such assets.

(v) Regardless of whether the Sub-Adviser is registered with the National Futures Association as a commodity trading advisor, the Sub-Adviser will provide any commodity trading advice to each Series as if the Sub-Adviser were exempt from registration as a commodity trading advisor. The Sub-Adviser acknowledges that the each Series will rely on Commodity Futures Trading Commission (“CFTC”) Regulation 4.5 and shall manage each Series in a manner consistent with the representations contained in its notice of eligibility on file with the National Futures Association.

(vi) In furnishing services hereunder, the Sub-Adviser will not consult concerning transactions (in securities or other assets) entered into or proposed to be entered into for the Series with any other sub-adviser to (i) the Series, (ii) any other Series of the Trust or (iii) any other investment company holding itself out to investors as a related company to the Trust for purposes of investment or investor services. Nothing in this Section 2(a)(vi) shall be deemed to prohibit the Sub-Adviser from consulting with any of the other sub-advisers concerning compliance with paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act. In addition, nothing herein shall be deemed to prohibit the Adviser and the Sub-Adviser from consulting with each other concerning transactions for the Series in securities or other assets as otherwise permissible with Rule 17a-10 under the 1940 Act.

(b) On behalf of the Series, the Adviser hereby authorizes any entity or person associated with the Sub-Adviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Series which is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and Rule 11a2-2(T) thereunder, and on behalf of the Series, the Adviser hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Sub-Adviser agrees that it will not deal with itself, or with members of the Board or any principal underwriter of the Series, as principals or agents in making purchases or sales of securities or other property for the account of the Series, nor will the Sub-Adviser purchase any securities from an underwriting or selling group in which the Sub-Adviser or its affiliates is participating, or arrange for purchases and sales of securities between the Series and another account advised by the Sub-Adviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Series from time to time and disclosed to the Sub-Adviser, and will comply with all other provisions of the Trust’s then-current Registration Statement, relative to the Series and the Sub-Adviser and its directors, officers and employees.

3.	Series Transactions.

(a) In connection with purchases and sales of portfolio securities and other instruments for the account of the Series, neither the Sub-Adviser nor its affiliated persons (as defined in the 1940 Act) or any of their respective partners, officers or employees shall act as principal, except as otherwise permitted by the 1940 Act. The Sub-Adviser or its agents shall arrange for the placing of orders for the purchase and sale of portfolio securities and other financial instruments for the Series’ account either directly with the issuer or with any counterparty.

(b) In the selection of brokers or dealers and the placing of such orders, the Sub-Adviser is directed at all times to seek to obtain the best execution for the Series in accordance with the Sub-Adviser’s policy to seek best execution as set forth in the Sub-Adviser’s Form ADV and any other relevant factors set forth in a Series’ Registration Statement (“Best Execution”). With respect to trading in restricted currencies or when foreign exchange trading has been otherwise delegated to the Series’ custodian, however, the Sub-Adviser shall review any trades executed by a respective Series’ custodian to determine that they are conducted consistently with Best Execution and agrees to promptly notify the Adviser if a trade does not, in its reasonable determination, meet either criteria. It is understood that it may be desirable for the Series that the Sub-Adviser have access to supplemental investment and market research and security and economic analyses that are consistent with Section 28(e) of the 1934 Act and are provided by brokers who may execute brokerage transactions at a higher cost to the Series than may result when allocating brokerage to other brokers on the basis of seeking Best Execution. Therefore, subject to compliance with the safe harbor provided by Section 28(e) of the 1934 Act and such other conditions and limitations as may be established by the Adviser and the Board from time to time, if any, the Sub-Adviser is authorized to consider such services provided to the Series and other accounts over which the Sub-Adviser or any of its affiliates exercises investment discretion and to place orders for the purchase and sale of securities for the Series with such brokers, if the Sub-Adviser determines in good faith that the amount of commissions for executing such portfolio transactions is reasonable in relation to the value of the brokerage and research services provided by such brokers, subject to review by the Adviser and the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with its services to other clients. The Sub-Adviser shall cooperate with the Adviser and the Series in the analysis of the quality of the execution of its trades and provide, upon reasonable request from the Series or the Adviser, information on brokerage and research services obtained. The Sub-Adviser may, on occasions when it deems the purchase or sale of a security to be in the best interests of the Series as well as its other clients, aggregate, to the extent permitted by applicable laws, rules and regulations, the securities to be sold or purchased in order to obtain Best Execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Sub-Adviser in a manner that is equitable and consistent with its obligations to the Series. The Board may from time to time adopt policies and procedures that modify and/or restrict the Sub-Adviser’s authority regarding the execution of the Series’ portfolio transactions provided herein.

(c) The Sub-Adviser will be responsible for meeting the Sub-Adviser’s regulatory obligations, including the preparation and filing of such reports with respect to the assets of a Series reflecting holdings over which the Sub-Adviser or its affiliates have investment discretion as may be required from time to time, including but not limited to Schedule 13G and Form 13F under the 1934 Act. For purposes of all applicable filing requirements under the 1934 Act, including without limitation Sections 13(d) and (g), and other laws, the Sub-Adviser shall be deemed to have sole investment discretion with respect to all securities held in the Series. If any investments made by the Sub-Adviser on behalf of the Series are required to be disclosed in any other reports to be filed by the Sub-Adviser with any governmental or self-regulatory agency or organization or exchange, the Sub-Adviser shall provide the Adviser with prompt written notice thereof, setting forth in reasonable detail the nature of the report and the investments of the Series to be reported.

(d) The Series or Trust may establish one or more wholly-owned subsidiaries of the Series or Trust through which the Series may conduct a significant portion of its commodities investing activities or for other investment purposes.

4.	Compensation of the Sub-Adviser.

(a) For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Agreement, Adviser, not the Series, shall calculate and pay to the Sub-Adviser a fee, computed daily and payable monthly, in arrears, generally no later than ten (10) business days following the end of the month, along with supporting calculation documentation, at an annual rate of the average daily net assets of the Series in accordance with the schedule attached hereto as Schedule A. Any reimbursement of management fees required by any expense limitation provision shall be the sole responsibility of Adviser. Any liability arising out of a violation of Section 36(b) by the Adviser with respect to the advisory fee and for which no claim is asserted against the Sub-Adviser or with respect to the fee paid to the Sub-Adviser shall be the sole responsibility of the Adviser.

(b) If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs.

5.	Expenses. The Sub-Adviser agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement and required as a result of actions by, or events with respect to, the Sub-Adviser. The Series shall be responsible for payment of brokerage commissions, transfer fees, registration costs, transaction-related taxes and other similar costs and transaction-related expenses and fees arising out of transactions effected on behalf of the Series, which shall be deducted from the Series. Subject to the foregoing, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement, including without limitation, all costs associated with attending or otherwise participating in regular or special meetings of the Board or shareholders, or with the Adviser, as requested, and additions or modifications to the Sub-Adviser’s operations necessary to perform its services hereunder in compliance with this Agreement, the Investment Guidelines, any other Trust/Adviser Procedures and applicable law. The Sub-Adviser shall be responsible for all costs associated with any information statements and/or other disclosure materials that are caused by the Sub-Adviser or any affiliate of the Sub-Adviser (including, but not limited to, the legal fees associated with preparation, printing, filing and mailing thereof, as well as any shareholder meeting and/or solicitation costs, if applicable).

6.	Delivery of Information, Reports and Certain Notifications.

(a) The Adviser agrees to furnish to the Sub-Adviser current prospectuses, statements of additional information, proxy statements, reports to shareholders, financial statements, the Declaration of Trust, the By-Laws, any amendments or supplements to any of the foregoing and such other information with regard to the affairs of the Series as the Sub-Adviser may reasonably request.

(b) The Sub-Adviser shall report to the Adviser and to the Board and shall make appropriate persons, including portfolio managers, available for the purpose of reviewing with representatives of the Adviser and the Board on a regular basis at reasonable times the management of the Series, including the performance of the Series, as requested by the Adviser. The Sub-Adviser agrees to render to the Adviser such other periodic and special reports on a timely basis regarding its activities under this Agreement as the Adviser may reasonably request.

(c) The Sub-Adviser will make available to the Series and the Adviser, on a timely basis as the Adviser may reasonably request in writing, any of the Series’ investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Series) as are necessary to assist the Series and the Adviser to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the “Advisers Act”), as well as other applicable laws. The Sub-Adviser shall cooperate with the Adviser with respect to any requests from regulatory authorities having the requisite authority and provide the Adviser and the Trust, on a timely basis as the Adviser may reasonably request in writing, with any information or reports in connection with services provided pursuant to this Agreement which may be requested in order to ascertain whether the operations of the Series are being conducted in a manner consistent with applicable laws and regulations.

(d) The Sub-Adviser shall provide the Adviser, the Series or the Board with such information and assurances (including certifications and sub-certifications), on a timely basis as the Adviser may reasonably request in writing, and shall provide the Adviser, the Series, or the Board with such assistance as the Adviser, the Trust, on behalf of the Series, or the Board may reasonably request from time to time in order to assist in compliance with applicable laws, rules, regulations and exemptive orders, including but not limited to, requirements in connection with the Adviser’s, the Sub-Adviser’s or the Board’s fulfillment of their responsibilities under Section 15(c) of the 1940 Act, Rules 17j-1 and 38a-1 under the 1940 Act, and the preparation and/or filing of periodic and other reports and filings required to maintain the registration and qualification of the Series, or to meet other regulatory or tax requirements applicable to the Series, under federal and state securities, commodities and tax laws and other applicable laws. The Sub-Adviser shall review draft reports to shareholders, Registration Statements or amendments or supplements thereto or portions thereof that relate to the Series or the Sub-Adviser and other documents provided to the Sub-Adviser, provide comments on such drafts on a timely basis as the Adviser may reasonably request in writing, and provide certifications or sub-certifications on a timely basis as the Adviser may reasonably request in writing as to the accuracy of the information provided by the Sub-Adviser and/or contained in such reports or other documents.

(e) The Sub-Adviser agrees to provide and update, on a timely basis as the Adviser may reasonably request in writing, but no less frequently than quarterly a list of all the affiliates of the Sub-Adviser, and to promptly notify the Adviser and the Series of any change of control of those affiliates.

(f) The Sub-Adviser agrees to provide, on a timely basis as the Adviser may reasonably request in writing, any and all material composite performance information, records and supporting documentation about accounts the Sub-Adviser manages, if appropriate, which are relevant to the Series and that have investment objectives, policies, and strategies substantially similar to those employed by the Sub-Adviser in managing the Series that may be reasonably necessary, under applicable laws, to allow the Series or its agent to present information concerning the Sub-Adviser’s prior performance in the Registration Statement of the Series and any permissible reports and materials prepared by the Series or its agent, including proxy statements and information statements. The Sub-Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Series or that the Series will perform comparable with any standard or index, including other clients of the Sub-Adviser, whether public or private.

7.	Cooperation with the Series, the Adviser and Other Service Providers.

(a) The Sub-Adviser agrees to cooperate with and provide reasonable assistance to the Adviser, the Series, the Series’ custodian, accounting agent, administrator, pricing agents, independent auditors and all other agents, representatives and service providers of the Series and the Adviser, and to provide the foregoing persons such information with respect to the Series as they may reasonably request in writing from time to time in the performance of their obligations; provide prompt responses to reasonable requests made by such persons; and establish and maintain appropriate operational programs, procedures and interfaces with such persons so as to promote the efficient exchange of information and compliance with applicable laws, rules and regulations, and the guidelines, policies and procedures adopted or implemented with respect to the Series and/or the Sub-Adviser.

(b) Without limiting the generality of the foregoing and in furtherance thereof, the Sub-Adviser shall report to the Series’ custodian and accounting agent all trades and positions in the Series daily (in such form and at such times as specified by the Series’ custodian and accounting agent), including any trade it has entered into for which it has not received confirmation, and shall also request each executing broker and counterparty to deliver its own such transaction and position reporting, and any information related to any corporate action relevant to the investments of the Series (in such form and at such times as specified by the Series’ custodian and accounting agent).

(c) Upon the reasonable request of the Adviser, the Sub-Adviser shall provide reasonable and prompt assistance to the Board, the Adviser, the custodian or administrator for the Series in determining or confirming, consistent with the Trust/Adviser Procedures and the Registration Statement, the value of any portfolio securities or other assets or liabilities of the Series for which the Adviser, custodian or administrator seeks assistance from the Sub-Adviser or identifies for review by the Sub-Adviser. Notwithstanding the above, the Board, the Adviser, the custodian and the administrator for the Series acknowledge and agree the Sub-Adviser does not serve as the Series’ pricing agent and any information supplied by the Sub-Adviser is supplementary to the Series’ valuation determination.

(d) The Sub-Adviser agrees that it shall certify to the Series on a timely basis after the end of each calendar quarter that it has complied with all of the Investment Guidelines, all applicable laws and regulations and other conditions and agreements contained herein during the prior calendar quarter.

(e) The Sub-Adviser shall provide necessary support to the Series and the Adviser in preparing and presenting the Series’ financial statements, and in doing so shall be responsible for applying appropriate accounting and financial reporting principles and maintaining policies and internal controls and procedures, including internal controls over financial reporting, designed to assure compliance with generally accepted accounting principles (GAAP) and applicable laws and regulations.

(f) The Sub-Adviser shall further notify the Adviser promptly upon detection of any error in connection with its management of the Series, including but not limited to any trade errors or valuation errors. Further, the Sub-Adviser shall provide access to the Adviser and the Series, or their agents, to all documents and information related to any error, its analysis and correction, and the correction of all errors impacting the Series must be corrected to the satisfaction of the Adviser and the Series. Notwithstanding Sections 15 and 16 of this Agreement, Sub-Adviser will reimburse the Series for costs incurred arising out of or resulting from the error, if any.

(g) Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC, CFTC and state regulators) in connection with any investigation or inquiry relating to this Agreement or the Series.

(h) From time to time the Adviser may seek the assistance of the Sub-Adviser, and the Sub-Adviser shall cooperate to provide reasonable assistance to the Adviser, in connection with the development of written and/or printed materials, including but not limited to, PowerPoint® or slide presentations, news releases, advertisements, brochures, fact sheets and other promotional, informational or marketing materials (the “Marketing Materials”) for internal use or public dissemination, that are produced or for use or reference by the Adviser, its affiliates or other designees, broker-dealers or the public in connection with the Series. The Sub-Adviser shall review and respond to draft Marketing Materials provided to it by the Adviser for review and comment on a timely basis as the Adviser may reasonably request in writing.

8.	Compliance.

(a) The Sub-Adviser shall notify the Adviser promptly of detection of any breach of any of the Investment Guidelines, Trust/Adviser Procedures, the Registration Statement, and of any violation of any applicable law or regulation, including the 1940 Act, the CEA and Subchapter M of the Code, as applicable, relating to the Series. The Sub-Adviser shall also notify the Adviser promptly upon detection of any violations of the Sub-Adviser’s own compliance policies and procedures that relate to (i) its management of the Series, or (ii) its activities as investment adviser to the extent such violation could be considered material to the Sub-Adviser’s advisory clients.

(b) The Sub-Adviser shall promptly notify the Adviser and the Trust in writing of the occurrence of any of the following events: (i) any breach of this Agreement; (ii) any of the representations and warranties of the Sub-Adviser contained herein becomes untrue after the execution of this Agreement; (iii) any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or other applicable law, rule or regulation or if the Sub-Adviser becomes aware that it is or likely may become subject to any statutory disqualification pursuant to Section 9(b) of the 1940 Act or otherwise that prevents the Sub-Adviser from serving as an investment adviser or performing its duties pursuant to this Agreement; (iv) the Sub-Adviser shall have been served or otherwise becomes aware of any action, suit, proceeding, inquiry or investigation applicable to it, at law or in equity, before or by any court, public board or body, involving or in any way relevant to the affairs of the Series; (v) any proposed change in control of the Sub-Adviser; (vi) any proposed assignment of this Agreement; (vii) the Sub-Adviser becomes aware of any material fact respecting or relating to the Sub-Adviser or the investment strategies of the Series that is not contained in the Registration Statement, as amended and supplemented from time to time, regarding the Series, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement respecting or relating to the Sub-Adviser, the Sub-Adviser’s investment strategies or the Series contained therein that becomes untrue in any material respect; (viii) any change in the Sub-Adviser’s financial condition which could impact its abilities to perform its duties hereunder and of any reduction in the amount of coverage under the Sub-Adviser’s errors and omissions or professional liability insurance coverage; (ix) Sub-Adviser becomes aware of any event or circumstance that could reasonably constitute (or will constitute with the passage of time) a default, event of default, or termination event (or other similar event or circumstance, however defined) under any Trading Agreement or otherwise with respect to the Series, and Sub-Adviser hereby agrees to use commercially reasonable efforts to monitor the occurrence of any such event or circumstance; (x) any change in the Sub-Adviser’s status as a registered CTA or member of the National Futures Association (“NFA”) or, if the Sub-Adviser is relying on an exemption or exclusion from registration as a CTA, of any event that will make it ineligible for such exemption or exclusion; and (xi) the Sub-Adviser receives a finding of a deficiency from the SEC in an exam that is relevant to the management of the Series.

(c) The Sub-Adviser represents and warrants that it has adopted and implemented written policies and procedures, as required by: (i) Rule 206(4)-7 under the Advisers Act that are reasonably designed to prevent violations of the Advisers Act and the rules thereunder by the Sub-Adviser and its supervised persons (the “Advisers Act Compliance Procedures”); and (ii) Rule 38a-1 under the 1940 Act, with respect to the Sub-Adviser and the Series, that are reasonably designed to prevent violations of the federal securities laws, as defined in Rule 38a-1, by the Sub-Adviser, its employees, officers, and agents (the “Series Compliance Procedures”). The Sub-Adviser represents and warrants that it has provided the Adviser and the Trust with summaries of the Advisers Act Compliance Procedures and the Series Compliance Procedures and will permit the Series’ Chief Compliance Officer to conduct reviews and oversight of such policies and procedures in accordance with Rule 38a-1 under the 1940 Act. The Sub-Adviser shall promptly notify the Adviser, the Series’ Chief Compliance Officer, and the Trust of any changes to (including policies added to or deleted from) its Advisers Act Compliance Procedures, Series Compliance Procedures or any other policies or procedures as they otherwise pertain to activities performed for or on behalf of the Series. The Series, the Adviser, or the Series’ Chief Compliance Officer may make any reasonable request for the provision of information or for other cooperation from the Sub-Adviser with respect to the Sub-Adviser’s duties under this Agreement, and the Sub-Adviser shall use commercially reasonable efforts to promptly comply with such request, including without limitation furnishing the Series, the Adviser, or the Series’ Chief Compliance Officer with such documents, reports, data and other information as the Series may reasonably request regarding transactions on behalf of the Series, the Sub-Adviser’s performance hereunder or compliance with the terms hereof, and participating in such meetings (and on-site visits among representatives of the Series and the Sub-Adviser) as the Series may reasonably request. The Sub-Adviser agrees to maintain and implement the Advisers Act Compliance Procedures and the Series Compliance Procedures.

(d) The Sub-Adviser represents and warrants that it has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Section 204A of the Advisers Act and has provided the Series with a copy of the code of ethics and evidence of its adoption, and will promptly notify the Sub-Adviser of any material changes to (including policies added to or deleted from) its code of ethics. Within thirty (30) days of the end of the last calendar quarter of each year while this Agreement is in effect or upon the written request of the Series, the Sub-Adviser or the Sub-Adviser’s Chief Compliance Officer shall certify to the Series that the Sub-Adviser has complied with the requirements of Rule 17j-1 and Section 204A during the previous year and that there has been no violation of the Sub-Adviser’s code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation and Sub-Adviser has provided a written report to the Adviser and the Series regarding the violation. Upon the written request of the Series, the Adviser, or the Series’ Chief Compliance Officer, the Sub-Adviser shall permit the Series, the Adviser, and their employees or agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(d)(1).

(e) The Sub-Adviser shall use commercially reasonable efforts to maintain business continuity, disaster recovery and backup capabilities and facilities necessary to perform its obligations hereunder with minimal disruptions or delays. On a timely basis as the Adviser may reasonably request in writing, the Sub-Adviser shall provide to the Adviser access to its written business continuity, disaster recovery and backup plan(s) or sufficient information and written certification regarding such plans with respect to the Series to satisfy the Adviser’s and Series’ reasonable inquiries and to assist the Series in complying with Rule 38a-1 under the 1940 Act. The Sub-Adviser shall notify the Adviser, as soon as practicable by telephone, electronic mail or such other method of prompt communication as may be available under the circumstances, of the occurrence of any event requiring the Sub-Adviser to implement any procedures under any such plans.

(f) The Sub-Adviser represents and warrants that it has adopted and will maintain cybersecurity measures consistent with SEC guidelines and shall promptly notify the Adviser and the Series of any breach of information with respect to the Series.

9.	Insurance. The Sub-Adviser shall maintain errors and omissions insurance coverage in an amount not less than $50,000,000 and fidelity insurance coverage in an amount not less than $5,000,000 and from insurance providers that are in the business of regularly providing insurance coverage to investment advisers with a credit rating acceptable to the Adviser. The Sub-Adviser shall provide prior written notice to the Adviser of any material changes in its insurance policies or insurance coverage. Furthermore, it shall upon reasonable request provide to the Adviser any information it may reasonably require concerning the amount of or scope of such insurance.

10.	Status of the Sub-Adviser. The Sub-Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for or represent the Series in any way or otherwise be deemed an agent of the Adviser or the Series, or the Adviser as an agent of the Sub-Adviser.

11.	Services Not Exclusive. Nothing in this Agreement shall limit or restrict the right of the Sub-Adviser, the Adviser, the Series, the Trust, or any of their respective directors, officers, affiliates or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

12.	Additional Representations and Warranties of the Sub-Adviser.

(a) The Sub-Adviser represents and warrants to the Adviser that: (i) it is registered as an investment adviser under the Advisers Act and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed; (ii) it is either appropriately registered with the CFTC as a CTA and is a member of the NFA or is exempt or excluded from CFTC registration requirements; (iii) it will maintain each such registration, license or membership in effect at all times during the term of this Agreement and will obtain and maintain such additional governmental, self-regulatory, exchange or other licenses, approvals and/or memberships and file and maintain effective such other registrations as may be required to enable the Sub-Adviser to perform its obligations under this Agreement; (iv) it is duly organized and validly existing, and is authorized to enter into this Agreement and to perform its obligations hereunder and this Agreement has been duly executed and delivered by the Sub-Adviser; (v) this Agreement is enforceable against the Sub-Adviser in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles; and (vi) neither the execution or delivery of this Agreement by the Sub-Adviser nor its performance of its obligations hereunder shall conflict with, violate, breach or constitute a default under any term or provision of its constituent or governing documents or any indenture, mortgage, deed of trust, instrument, agreement or other document to which the Sub-Adviser is a party or by which it is bound or to which any of its assets are subject or any applicable statute, law, rule, regulation, order or other legal requirement applicable to the Sub-Adviser or any of its assets.

(b) The Sub-Adviser represents and warrants that it has delivered to the Series at least 48 hours prior to the execution of this Agreement a copy of the Sub-Adviser’s current Form ADV (Parts 1 and 2) and all information in such document is complete and accurate in all material respects as of the date hereof and is in conformity in all material respects with applicable securities laws, rules and regulations. The Sub-Adviser hereby covenants and agrees to promptly deliver to the Series and the Adviser all amendments to its Form ADV.

(c) The Sub-Adviser acknowledges and agrees that it has not received legal or regulatory advice from the Series, the Adviser or any of their respective employees or representatives, and is not entitled to rely on any statements or omissions by such employees or representatives regarding applicable law or regulation in satisfying its obligations hereunder, including its obligation to comply with all applicable laws and regulations.

(d) The Sub-Adviser has reviewed the most recent Registration Statement or amendment that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, and the principal investment strategies, principal risks, and investment limitations of the Series, the Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact, which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. With respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, the risks of the Series, and/or the investment strategies or theories of the Series, the Sub-Adviser represents and warrants that it: (i) has not and will not disclose to the Adviser or the Trust any untrue statement of a material fact or omit any statement of a material fact, which was required to be stated in such disclosure to make the statements contained therein, in light of the circumstances under which they were made, not misleading; and (ii) will promptly provide notice to the Adviser and Trust in the event that the Registration Statement contains any untrue statement of any material fact or omits any statement of a material fact, which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

13.	Representations and Warranties of the Adviser. The Adviser represents and warrants to the Sub-Adviser that: (i) it is registered as an investment adviser under the Advisers Act and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed, (ii) it is duly organized and validly existing, and is authorized to enter into this Agreement and to perform its obligations hereunder; (iii) neither the execution or delivery of this Agreement by the Adviser nor its performance of its obligations hereunder shall conflict with, violate, breach or constitute a default under any term or provision of its constituent or governing documents or any indenture, mortgage, deed of trust, instrument, agreement or other document to which the Adviser is a party or by which it is bound or to which any of its assets are subject or any applicable statute, law, rule, regulation, order or other legal requirement applicable to the Adviser or any of its assets; and (iv) the most recent Registration Statement or amendment, with respect to the disclosure about the Adviser or information relating, directly or indirectly, to the Adviser, the Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact, which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

14.	Certain Records.

(a) The Sub-Adviser agrees to maintain, in the form and for the period required by Rule 31a-2 under the 1940 Act or such longer period as the Adviser or Series may direct, all records relating to the Sub-Adviser’s services under this Agreement and the Series’ investments made by the Sub-Adviser as are required by Section 31 of the 1940 Act, and rules and regulations thereunder, and by other applicable legal provisions, including the Advisers Act, the 1934 Act, the CEA, and rules and regulations thereunder, and the Trust/Adviser Procedures, and to preserve such records for the periods and in the manner required by that Section, and those rules, regulations, legal provisions and the Trust/Adviser Procedures. In compliance with the requirements of Rule 31a-3 under the 1940 Act, any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act that are prepared or maintained by the Sub-Adviser on behalf of the Series are the property of the Series and a copy shall be provided promptly to the Series or the Adviser on request.

(b) The Sub-Adviser agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such periodic, special and other examinations by the SEC, the Series’ auditors, the Series or any representative of the Series (including, without limitation, the Series’ Chief Compliance Officer), the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Adviser or the Series.

15.	Standard of Care and Liability of Sub-Adviser.

(a) The Sub-Adviser shall fully and faithfully discharge all its obligations, duties and responsibilities pursuant to this Agreement, (i) solely in the best interest of the Series and its shareholders, and (ii) in good faith and with the due care, skill, prudence, and diligence under the circumstances then prevailing that a prudent, professional fiduciary investment adviser acting in a like capacity, would use in the conduct of an enterprise of a like character and with like aims. The Sub-Adviser shall not be liable to the Trust, the Series, the Adviser or to any of their respective affiliates or to any shareholder for any error of judgment or for any damages, expenses or losses suffered by the Series in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except for a loss resulting from the Sub-Adviser’s (i) willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of its obligations and duties hereunder, or (ii) material breach of this Agreement. The Sub-Adviser shall not be liable to the Adviser for (i) any acts of the Trust, the Series, the Adviser or to any of their respective affiliates or to any shareholder with respect to the Series’ investments not managed by the Sub-Adviser and (ii) acts of the Sub-Adviser which results from acts of the Adviser and/or the Trust, including but not limited to, a failure of the Adviser or the Trust to provide accurate and current information with respect to any records maintained by the Adviser or the Trust or any other sub-adviser of the Series, which records are not also maintained or otherwise available to the Sub-Adviser upon reasonable request.

(b) In no event will the Sub-Adviser or its affiliates have any responsibility for any other fund of the Trust, for any portion of the Series not managed by the Sub-Adviser, or for the acts or omissions of any other sub-investment adviser to the Trust or Series.

(c) Nothing in this Section 15 shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

16.	Indemnification.

(a) Notwithstanding Section 15 of this Agreement and to the extent permissible under applicable law, the Sub-Adviser agrees to indemnify and hold harmless the Adviser, any affiliated person of the Adviser, shareholder, employee, agent, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933 (the “1933 Act”), controls the Adviser (all of such persons being referred to as “Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which an Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Code, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities as Sub-Adviser of the Series, which: (i) is based upon any willful misfeasance, bad faith or gross negligence in the performance of the Sub-Adviser’s duties, or by reason of reckless disregard of the Sub-Adviser’s obligations and duties under this Agreement, or by any of its employees or representatives, or any affiliate of or any person acting on behalf of the Sub-Adviser; or (ii) is based upon any material breach of this Agreement, including but not limited to, a breach of a representation or warranty herein; provided, however, that in no case shall the indemnity in favor of a Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(b) To the extent permissible under applicable law, the Adviser agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, shareholder, employee, agent, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Code, under any other statute, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust, which: (i) is based upon any willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties or reckless disregard of the Adviser’s obligations and duties under this Agreement, or by any of its employees or representatives or any affiliate of or any person acting on behalf of the Adviser; or (ii) is based upon any material breach of this Agreement, including but not limited to, a breach of a representation or warranty herein; provided, however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(c) The Sub-Adviser shall not be liable under Paragraph (a) of this Section 16 with respect to any claim made against an Adviser Indemnified Person unless such Adviser Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Adviser Indemnified Person (or after such Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability that it may have to the Adviser Indemnified Person against whom such action is brought otherwise than on account of this Section 16. In case any such action is brought against the Adviser Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Adviser Indemnified Person, to assume the defense thereof, with counsel reasonably satisfactory to the Adviser Indemnified Person. If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Adviser Indemnified Person would result in a conflict of interest and, therefore, would not, in the reasonable judgment of the Adviser Indemnified Person, adequately represent the interests of the Adviser Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Adviser Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Adviser Indemnified Person. The Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Adviser Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Adviser Indemnified Person.

(d) The Adviser shall not be liable under Paragraph (b) of this Section 16 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Adviser in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Adviser of any such claim shall not relieve the Adviser from any liability that it may have to the Sub-Adviser Indemnified Person against whom such action is brought otherwise than on account of this Section 16. In case any such action is brought against the Sub-Adviser Indemnified Person, the Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel reasonably satisfactory to the Sub-Adviser Indemnified Person. If the Adviser assumes the defense of any such action and the selection of counsel by the Adviser to represent both the Adviser and the Sub-Adviser Indemnified Person would result in a conflict of interest and, therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Adviser will, at its own expense, assume the defense with counsel to the Adviser and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Adviser and to the Sub-Adviser Indemnified Person. The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Adviser shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

17.	Duration and Termination.

(a) With respect to each Series identified on Schedule A hereto as in effect on the date of this Agreement, unless earlier terminated with respect to any Series, this Agreement shall continue in full force and effect until April 30, 2018. Thereafter, unless earlier terminated with respect to a Series, this Agreement shall continue in full force and effect with respect to each such Series for successive periods of one year until each subsequent annual anniversary of April 30, 2018, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board, provided that such continuance is also approved by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons, as defined in the 1940 Act, of the Trust (“Interested Persons”), cast in person at a meeting called for the purpose of voting on such approval. A vote by the “vote of a majority of the outstanding voting securities” of the Series (as defined in the 1940 Act) is not required as the Adviser has authority to enter into this Agreement pursuant to Exemptive relief from the SEC without a vote of the Fund’s outstanding voting securities.

(b) With respect to any Series that is added to Schedule A hereto after the date of this Agreement, this Agreement shall become effective on the later of (i) the date Schedule A is amended to reflect the addition of such Series under this Agreement or (ii) the date upon which the shares of the Series are first sold (hereinafter, the “Commencement Date”), subject to the condition that the Board, including a majority of the Trustees who are not parties to this Agreement or Interested Persons, , shall have approved this Agreement. Unless terminated earlier as provided herein with respect to any such Series, this Agreement shall continue in full force and effect until the first anniversary of April 30, 2018 that follows the first anniversary of the Commencement Date, but no later than two years from the Commencement Date with respect to that Series. Thereafter, unless earlier terminated with respect to a Series, this Agreement shall continue in full force and effect with respect to each such Series for successive periods of one year until each subsequent annual anniversary of April 30, 2018, provided that such continuance is specifically approved at least annually by the vote of a majority of the Board, provided that such continuance is also approved by the vote of a majority of the Trustees who are not parties to this Agreement or Interested Persons, cast in person at a meeting called for the purpose of voting on such approval.

(c) Notwithstanding the foregoing, this Agreement may be terminated with respect to any Series covered by this Agreement: (i) by the Adviser at any time, upon 60 days’ written notice to the Sub-Adviser and the Trust, (ii) at any time without payment of any penalty by the Series, by the Board, upon 60 days’ written notice to the Sub-Adviser, or (iii) by the Sub-Adviser upon three months’ written notice unless the Trust or the Adviser requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Trust or Adviser not to exceed three additional months beyond the initial three-month notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Adviser and the Trust, in the event either the Sub-Adviser (acting in good faith) or the Adviser ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes incapable of providing investment management services pursuant to its respective contract with the Trust, or in the event the Adviser becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Adviser or the Series as required by the terms of this Agreement. For the avoidance of doubt, if this Agreement is terminated with respect to one or more Series it may continue in effect with respect to any Series as to which it has not been terminated.

(d) In the event of termination for any reason, a copy of all records of each Series for which this Agreement is terminated shall promptly be delivered to the Adviser or the Trust, free from any claim or retention of rights in such record by the Sub-Adviser.

(e) This Agreement shall automatically terminate in the event of its assignment, as such term is described in the 1940 Act.

18.	Notices. Unless otherwise provided in this Agreement or otherwise agreed by the Adviser in writing, all notices and other communications hereunder shall be in writing. Notices and other writings delivered or mailed postage prepaid to the Adviser and the Trust at 7 Hanover Square, H-23G, New York, NY 10004, Attention: Equity Counsel, or to the Sub-Adviser at 151 Detroit Street, Denver, CO 80206, Attention: General Counsel, or to such other address as the Adviser or the Sub-Adviser may hereafter specify by written notice to the most recent address specified by the other party, shall be deemed to have been properly delivered or given hereunder to the respective addressee when delivered by hand or facsimile or five (5) days after mailed by certified mail, post-paid, by return receipt requested to the other party at the principal office of such party.

19.	Confidentiality.

(a) The Sub-Adviser shall treat all records and other information relative to the Trust, the Series and the Adviser and their prior, present or potential shareholders and clients, including the list of portfolio securities, instruments and assets and liabilities of the Series, and any Trading Agreements, or excerpts thereof, which it shall receive or have access to in the performance of its duties confidentially and as proprietary information of the Trust and the Adviser. The Sub-Adviser shall not disclose such records or information to any third party or use such records or information for any purpose other than performance of its responsibilities and duties hereunder (except after prior notification to and approval in writing by the Trust and the Adviser).

(b) The Sub-Adviser hereby authorizes the Series and the Adviser to use all related evaluation material, analyses and information regarding the Sub-Adviser and the investment program of the Series, including information about portfolio holdings and positions, in connection with (i) marketing the Series and the Adviser’s services to the Trust, (ii) providing ongoing information to existing shareholders and (iii) providing any required regulatory disclosures.

(c) The confidentiality provisions of this Section 19 will not apply to any information that either party hereto can show: (i) is or subsequently becomes publicly available without breach of any obligation owed to the other party; (ii) became known to either party from a source other than the other party, and without breach of an obligation of confidentiality owed to the other party; (iii) is independently developed by either party without reference to the information required by this Agreement to be treated confidentially; or (iv) is used by either party in order to enforce any of its rights, claims or defenses under, or as otherwise contemplated in, this Agreement. Nothing in this Section 19 will be deemed to prevent a party from disclosing any information received hereunder pursuant to any applicable law, rule or regulation or in response to a request from a duly constituted regulatory, self-regulatory or other judicial authority with appropriate jurisdiction over such party.

20.	Use of Names.

(a) The Sub-Adviser acknowledges and agrees that the names “Guardian,” “Guardian Variable Products Trust,” “Park Avenue Institutional Advisers LLC,” and abbreviations or logos associated with those names, are the valuable property of the Adviser or its affiliates; that the Trust, has the right to use such names, abbreviations and logos; and that the Sub-Adviser shall use the names “Guardian,” “Guardian Variable Products Trust,” “Park Avenue Institutional Advisers LLC,” and associated abbreviations and logos, only in connection with the Sub-Adviser’s performance of its duties hereunder. Further, in any communication with the public and in any marketing communications of any sort, the Sub-Adviser agrees to obtain prior written approval from the Adviser before using or referring to “Guardian,” “Guardian Variable Products Trust,” “Park Avenue Institutional Advisers LLC,” or the Series or any abbreviations or logos associated with those names.

(b) The Adviser and the Trust shall not be authorized to publish and distribute any information, including but not limited to registration statements, advertising or promotional material, regarding the provision of sub-investment advisory services by the Sub-Adviser pursuant to this Agreement or to use in advertising, publicity or otherwise the name of the Sub-Adviser, or any trade name, trademark, trade device, service mark, symbol or logo of the Sub-Adviser, without the prior written consent of the Sub-Adviser, which consent shall not be unreasonably withheld or delayed, or make representations regarding the Sub-Adviser or any affiliate or agent of the Sub-Adviser. All references contained in this Agreement to “the name of the Sub-Adviser, or any trade name, trademark, trade device, service mark, symbol or logo of the Sub-Adviser” shall include but not be limited to the Sub-Advisers logo, website or any and all electronic links related to such website. The Adviser will make no use of the name or mark of the Sub-Adviser except in connection with the relationship set forth in this Agreement or expressly authorized by the Sub-Adviser in writing. All goodwill associated with the name and mark of the Sub-Adviser shall inure to the benefit of the Sub-Adviser or its affiliates. The Adviser may distribute information regarding the provision of sub-investment advisory services by the Sub-Adviser to the Board without the prior written consent of the Sub-Adviser. The Adviser shall provide copies of such items to the Sub-Adviser upon written request within a reasonable time following such use, publication or distribution. Upon termination of this Agreement for any reason, the Adviser and the Trust shall use commercially reasonable efforts to immediately cease, and the Adviser shall cause the Series to use commercially reasonable efforts to immediately case any and all use of any Sub-Adviser name or mark.

21.	Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

22.	Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. To the extent required by applicable law, no material amendment of this Agreement shall be effective until approved (i) by a vote of a majority of the Trustees who are not parties to this Agreement or Interested Persons of the Trust, and (ii) if the terms of this Agreement shall have changed, by a vote of a majority of the Series’ outstanding voting securities (except in the case of (ii), pursuant to the terms and conditions of the SEC order permitting it to modify this Agreement without such vote).

23.	Third-Party Beneficiaries. The Trust and the Series are intended third-party beneficiaries under this Agreement and are entitled to enforce this Agreement as if they were a party thereto. The parties to this Agreement do not intend for this Agreement to benefit any other third party, including without limitation a record owner or beneficial owner of shares of the Series. The terms of this Agreement may be enforced solely by a party to this Agreement, the Trust, and the Series.

24.	Survival. Sections 4, 8(b), 8(c), 8(d), 8(e), 8(f), 12, 13, 14, 15, 16, 17, 18, 19, 20, 23 and 27 shall survive the termination of this Agreement.

25.	Captions. The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

26.	Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

27.	Governing Law. This Agreement shall be construed in accordance with the laws of the State of Delaware, and in accordance with the applicable provisions of the 1940 Act and the rules and regulations thereunder. To the extent that the applicable laws of the State of Delaware or any provisions herein conflict with the applicable provisions of the 1940 Act, the latter shall control.

28.	Miscellaneous. This Agreement, including any schedules and attachments hereto, constitutes the entire understanding between the parties with respect to its subject matter, supersedes all prior understandings, agreements, contracts or other documents, and shall continue in full force and effect until terminated. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized officers to execute this Agreement as of the day and year first written above.

PARK AVENUE INSTITUTIONAL ADVISERS LLC

By:	/s/ John H. Walter
Name:	John H. Walter
Title:	Senior Vice President, Chief Financial Officer

JANUS CAPITAL MANAGEMENT LLC

By:	/s/ Russell P. Shipman
Name:	Russell P. Shipman
Title:	Senior Vice President

Schedule A

to

Sub-Advisory Agreement between

Park Avenue Institutional Advisers LLC and Janus

Henderson Investors US LLC

(formerly, Janus Capital Management LLC)

Dated May 30, 2017

Amended as of March 3, 2025

Series	Fee (as an annual percentage of average daily net assets of the Series):

Guardian Mid Cap Traditional Growth VIP Fund	0.44% of the first $50 million 0.40% over $50 million

Guardian Multi-Sector Bond VIP Fund	0.24%

ALLSPRING GLOBAL INVESTMENTS, LLC

SUB-ADVISORY AGREEMENT

THIS SUB-ADVISORY AGREEMENT (this “Agreement”) is made as of November 1, 2021 by and between Park Avenue Institutional Advisers LLC, a Delaware limited liability company (the “Adviser”), and Allspring Global Investments, LLC, a Delaware limited liability company (the “Sub-Adviser”) and, as a third-party beneficiary hereto, Guardian Variable Products Trust, a Delaware statutory trust (the “Trust”).

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust is authorized to issue separate series, each of which may offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies, and limitations; and

WHEREAS, the Trust may offer shares of additional series in the future; and

WHEREAS, pursuant to an Investment Advisory Agreement (the “Investment Advisory Agreement”) by and between the Trust and the Adviser, the Trust has appointed the Adviser to furnish investment advisory and other services to the Trust on behalf of one or more of its series; and

WHEREAS, pursuant to authority granted to the Adviser under the Investment Advisory Agreement, and subject to the terms and provisions of this Agreement, the Adviser desires to retain the Sub-Adviser to furnish certain investment advisory services to one or more of the series of the Trust and manage such portion of the series as the Adviser shall from time to time direct, and the Sub-Adviser is willing to furnish such services in accordance with the terms and provisions of this Agreement; and

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the sufficiency of which is hereby acknowledged, the Adviser and the Sub-Adviser hereby agree as follows:

1.	Appointment of the Sub-Adviser. The Adviser hereby appoints the Sub-Adviser as an investment sub-adviser with respect to the series, or a portion thereof, of the Trust as set forth on Schedule A hereto (the “Series”) for the period and on the terms set forth in this Agreement. To the extent that the Sub-Adviser is not providing advisory services to the entire Series, the term, “Series,” shall be interpreted for purposes of this Agreement to only include those assets of the Series over which the Sub-Adviser is directed by the Adviser to provide investment sub-advisory services. The Adviser may, in its sole discretion, allocate all, only a portion or none of a Series’ assets to the Sub-Adviser for management. The Sub-Adviser will be responsible for the investment of only the assets which the Adviser allocates to the Sub-Adviser for management under this Agreement, plus all investments, reinvestments and proceeds of the sale thereof, including, without limitation, all interest, dividends and appreciation on investments, less depreciation thereof and withdrawals by the Adviser therefrom. The Adviser shall have the right at any time to increase or decrease the allocation of the Series to the Sub-Adviser if the Adviser deems such increase or decrease appropriate. The Sub-Adviser accepts that appointment and agrees to render for the Series the services herein set forth, for the compensation herein provided.

2.	Duties as Sub-Adviser. Pursuant to this Agreement and subject to the supervision and direction of the Trust’s Board of Trustees (the “Board”) and direction and oversight of the Adviser, the Sub-Adviser shall, with respect to the Series, provide the Series with investment research, advice and furnish a continuous investment program for, and manage the investment and reinvestment of, the Series. In this regard, the Sub-Adviser shall, with respect to the Series, determine in its discretion the securities, cash and other financial instruments to be purchased, retained or sold for the Series within the provisions of this Agreement, all applicable laws, rules and regulations and the Trust’s registration statement, as it relates to the Series, on Form N-1A under the 1940 Act as amended from time to time, or any successor form thereto (the “Registration Statement”), including but not limited to, the parameters of the investment objective, policies, restrictions and guidelines applicable to the Series as provided in the Registration Statement (the “Investment Guidelines”). To the extent permitted by the Investment Guidelines, the Sub-Adviser is authorized, on behalf of each Series, to negotiate and finalize on behalf of the Series the terms of any account opening documents, prime brokerage, futures and other related agreements, any ISDA master agreement, master repurchase agreement, master securities lending agreement, master securities forward transaction agreement, or any other master swap or over-the-counter trading documentation, including any schedule or credit support annex thereto, any related clearing agreements or control agreements and any other agreement related to the foregoing (collectively, “Trading Agreements”). Upon the reasonable request of the Adviser, the Sub-Adviser shall provide a copy of any Trading Agreement to the Adviser prior to implementing it on behalf of a Series for the Adviser’s review and consent. The Sub-Adviser agrees to comply with any requirements with regard to terms and conditions of, or counterparties to, Trading Agreements, as the Adviser may specify from time to time, including requirements regarding the credit ratings or other characteristics of proposed counterparties. The Sub-Adviser is also authorized, on behalf of a Series, to (i) issue to brokers, banks and other entities instructions to purchase, sell, exchange, convert, trade, borrow, pledge and otherwise generally deal in and with any security instrument or other asset for the account of the Series; (ii) hire at the Sub-Adviser’s own expense, consultants, advisers, accountants, attorneys or any other person or firm performing similar functions, to assist the Sub-Adviser in providing services to the Series on any and all matters deemed appropriate by the Sub-Adviser, subject to the Trust/Adviser Procedures (as defined below), provided that the Sub-Adviser may not retain a sub-sub-investment adviser; and (iii) acknowledge the receipt of brokers’ risk disclosure statements, electronic trading disclosure statements and similar disclosures, in accordance with Trust procedures. The Sub-Adviser further agrees as follows:

(a) The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, and any applicable compliance policies or procedures of the Trust or the Adviser (“Trust/Adviser Procedures”), of which the Sub-Adviser has been sent a copy or will be sent a copy prior to providing any services to the applicable Series under this Agreement, as such Trust/Adviser Procedures may be revised or amended from time to time. In carrying out its duties under this Agreement, the Sub-Adviser will comply with the following policies and procedures:

(i) The Sub-Adviser will (1) manage each Series so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”), and (2) manage each Series so that no action or omission on the part of the Sub-Adviser shall cause a Series to fail to comply with the diversification requirements of Section 817(h) of the Code, and the regulations issued thereunder.

(ii) Unless otherwise instructed in writing by the Adviser, the Sub-Adviser will exercise voting rights with respect to securities held on behalf of the Series in accordance with written policies and procedures adopted by the Sub-Adviser pursuant to Rule 38a-1 under the 1940 Act, which may be amended from time to time, and which at all times shall comply with the requirements of applicable federal statutes and regulations and any related guidance of the Securities and Exchange Commission (“SEC”) relating to such statutes and regulations (collectively, “Proxy Voting Policies and Procedures”). The Sub-Adviser shall vote proxies on behalf of a Series in a manner deemed by the Sub-Adviser to be in the best interests of the Series pursuant to the Sub-Adviser’s written Proxy Voting Policies and Procedures. The Sub-Adviser shall provide disclosure regarding the Proxy Voting Policies and Procedures in accordance with the requirements of Form N-1A for inclusion in the Registration Statement. The Sub-Adviser shall report to the Adviser in a timely manner a record of all proxies voted, in such form and format that complies with acceptable federal statutes and regulations (e.g., requirements of Form N-PX). The Sub-Adviser shall certify at least annually or more often as may reasonably be requested by the Adviser or the Board, as to its compliance with its own Proxy Voting Policies and Procedures and applicable federal statutes and regulations.

(iii) In connection with the purchase and sale of securities for each Series, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, CUSIP, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform their administrative and record keeping responsibilities with respect to the Series. With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Series’ custodian and portfolio accounting agent.

(iv) The Sub-Adviser and its affiliates shall at no time have custody or physical control of any assets or cash of the Series. The parties acknowledge that the Sub-Adviser is not a custodian of the Series’ assets and will not take possession or custody of such assets.

(v) Regardless of whether the Sub-Adviser is registered with the National Futures Association as a commodity trading advisor, the Sub-Adviser will provide any commodity trading advice to each Series as if the Sub-Adviser were exempt from registration as a commodity trading advisor. The Sub-Adviser acknowledges that each Series will rely on Commodity Futures Trading Commission (“CFTC”) Regulation 4.5 and shall manage each Series in a manner consistent with the representations contained in its notice of eligibility on file with the National Futures Association.

(vi) In furnishing services hereunder, the Sub-Adviser will not consult concerning transactions (in securities or other assets) entered into or proposed to be entered into for the Series with any other sub-adviser to (i) the Series, (ii) any other Series of the Trust or (iii) any other investment company holding itself out to investors as a related company to the Trust for purposes of investment or investor services. (Nothing in this Section 2(a)(vi) shall be deemed to prohibit the Sub-Adviser from consulting with any of the other sub-advisers concerning compliance with paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act. In addition, nothing herein shall be deemed to prohibit the Adviser and the Sub-Adviser from consulting with each other concerning transactions for the Series in securities or other assets.)

(b) On behalf of the Series, the Adviser hereby authorizes any entity or person associated with the Sub-Adviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Series which is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and Rule 11a2-2(T) thereunder, and on behalf of the Series, the Adviser hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Sub-Adviser agrees that it will not: (i) deal with itself, or with members of the Board or any principal underwriter of the Series, as principals or agents in making purchases or sales of securities or other property for the account of the Series; (ii) purchase any securities from an underwriting or selling group in which the Sub-Adviser or its affiliates is participating, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Series from time to time and disclosed to the Sub-Adviser; or (iii) arrange for purchases and sales of securities between the Series and another account advised by the Sub-Adviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Series from time to time and disclosed to the Sub-Adviser. The Sub-Adviser will comply with all other provisions of the Trust’s then-current Registration Statement, relative to the Series and the Sub-Adviser and its directors, officers and employees.

3.	Series Transactions.

(a) In connection with purchases and sales of portfolio securities and other instruments for the account of the Series, neither the Sub-Adviser nor its affiliated persons (as defined in the 1940 Act) or any of their respective partners, officers or employees shall act as principal, except as otherwise permitted by the 1940 Act. The Sub-Adviser or its agents shall arrange for the placing of orders for the purchase and sale of portfolio securities and other financial instruments for the Series’ account either directly with the issuer or with any counterparty.

(b) In the selection of brokers or dealers and the placing of such orders, the Sub-Adviser is directed at all times to seek to obtain the best execution for the Series, taking into account: price (including, but not limited to, the applicable brokerage commission or dollar spread); the size of the order; the nature of the market for the security; the timing of the transaction; the reputation, experience and financial stability of the broker-dealer involved; the quality of the service; the difficulty of execution; the execution capabilities and operational facilities of the firm involved; the firm’s risk in positioning a block of securities; and any other factors set forth in a Series’ Registration Statement (“Best Execution”). With respect to trading in restricted currencies or when foreign exchange trading has been otherwise delegated to the Series’ custodian, however, the Sub-Adviser shall review any trades executed by a respective Series’ custodian to determine that they are conducted consistently with Best Execution and agrees to promptly notify the Adviser if a trade does not, in its reasonable determination, meet either criteria. It is understood that it may be desirable for the Series that the Sub-Adviser have access to supplemental investment and market research and security and economic analyses that are consistent with Section 28(e) of the 1934 Act and are provided by brokers who may execute brokerage transactions at a higher cost to the Series than may result when allocating brokerage to other brokers on the basis of seeking Best Execution. Therefore, subject to compliance with the safe harbor provided by Section 28(e) of the 1934 Act and such other conditions and limitations as may be established by the Adviser and the Board from time to time, if any, the Sub-Adviser is authorized to consider such services provided to the Series and other accounts over which the Sub-Adviser or any of its affiliates exercises investment discretion and to place orders for the purchase and sale of securities for the Series with such brokers, if the Sub-Adviser determines in good faith that the amount of commissions for executing such portfolio transactions is reasonable in relation to the value of the brokerage and research services provided by such brokers, subject to review by the Adviser and the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with its services to other clients. The Sub-Adviser shall cooperate with the Adviser and the Series in the analysis of the quality of the execution of its trades and provide, upon reasonable request from the Series or the Adviser, information on brokerage and research services obtained. The Sub-Adviser may, on occasions when it deems the purchase or sale of a security to be in the best interests of the Series as well as its other clients, aggregate, to the extent permitted by applicable laws, rules and regulations, the securities to be sold or purchased in order to obtain Best Execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Sub-Adviser in a manner that is equitable and consistent with its obligations to the Series. The Board may from time to time adopt policies and procedures that modify and/or restrict the Sub-Adviser’s authority regarding the execution of the Series’ portfolio transactions provided herein.

(c) The Sub-Adviser will be responsible for meeting the Sub-Adviser’s regulatory obligations, including the preparation and filing of such reports with respect to the assets of a Series reflecting holdings over which the Sub-Adviser or its affiliates have investment discretion as may be required from time to time, including but not limited to Schedule 13G and Form 13F under the 1934 Act. For purposes of all applicable filing requirements under the 1934 Act, including without limitation Sections 13(d) and (g), and other laws, the Sub-Adviser shall be deemed to have sole investment discretion with respect to all securities held in the Series. If any investments made by the Sub-Adviser on behalf of the Series are required to be disclosed in any other reports to be filed by the Sub-Adviser with any governmental or self-regulatory agency or organization or exchange, the Sub-Adviser shall provide the Adviser with prompt written notice thereof, setting forth in reasonable detail the nature of the report and the investments of the Series to be reported.

(d) The Series or Trust may establish one or more wholly-owned subsidiaries of the Series or Trust through which the Series may conduct a significant portion of its commodities investing activities or for other investment purposes.

4.	Compensation of the Sub-Adviser.

(a) For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Agreement, Adviser, not the Series, shall pay to the Sub-Adviser a fee, computed by the Adviser or its designee daily and payable monthly, in arrears, at an annual rate of the average daily net assets of the Series in accordance with the schedule attached hereto as Schedule A.

(b) If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs.

5.	Expenses. The Sub-Adviser agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement. The Series shall be responsible for payment of brokerage commissions, transfer fees, registration costs, transaction-related taxes and other similar costs and transaction-related expenses and fees arising out of transactions effected on behalf of the Series, which shall be deducted from the Series. Subject to the foregoing, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement, including without limitation, all reasonable costs associated with attending or otherwise participating in regular or special meetings of the Board or shareholders, or with the Adviser, as requested, and additions or modifications to the Sub-Adviser’s operations necessary to perform its services hereunder in compliance with this Agreement, the Investment Guidelines, any other Trust/Adviser Procedures and applicable law. The Sub-Adviser shall be responsible for all costs associated with any information statements and/or other disclosure materials that are caused by the Sub-Adviser or any affiliate of the Sub-Adviser (including, but not limited to, the legal fees associated with preparation, printing, filing and mailing thereof, as well as any shareholder meeting and/or solicitation costs, if applicable).

6.	Delivery of Information, Reports and Certain Notifications.

(a) The Adviser agrees to furnish to the Sub-Adviser current prospectuses, statements of additional information, proxy statements, reports to shareholders, financial statements, the Declaration of Trust, the By-Laws, any amendments or supplements to any of the foregoing and such other information with regard to the affairs of the Series as the Sub-Adviser may reasonably request.

(b) The Sub-Adviser shall report to the Adviser and to the Board and shall make appropriate persons, including portfolio managers, available for the purpose of reviewing with representatives of the Adviser and the Board on a regular basis at reasonable times the management of the Series, including the performance of the Series, as requested by the Adviser. The Sub-Adviser agrees to render to the Adviser such other periodic and special reports on a timely basis regarding its activities under this Agreement as the Adviser may reasonably request.

(c) The Sub-Adviser will make available to the Series and the Adviser, on a timely basis as the Adviser may reasonably request, any of the Series’ investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Series) as are necessary to assist the Series and the Adviser to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the “Advisers Act”), as well as other applicable laws. The Sub-Adviser shall cooperate with the Adviser with respect to any requests from regulatory authorities having the requisite authority and provide the Adviser and the Trust, on a timely basis as the Adviser may reasonably request, with any information or reports in connection with services provided pursuant to this Agreement which may be requested in order to ascertain whether the operations of the Series are being conducted in a manner consistent with applicable laws and regulations.

(d) The Sub-Adviser shall provide the Adviser, the Series or the Board with such information and assurances (including certifications and sub-certifications), on a timely basis as the Adviser may reasonably request, and shall provide the Adviser, the Series, or the Board with such assistance as the Adviser, the Trust, on behalf of the Series, or the Board may reasonably request from time to time in order to assist in compliance with applicable laws, rules, regulations and exemptive orders, including but not limited to, requirements in connection with the Adviser’s, the Sub-Adviser’s or the Board’s fulfillment of their responsibilities under Section 15(c) of the 1940 Act, Rules 17j-1 and 38a-1 under the 1940 Act, and the preparation and/or filing of periodic and other reports and filings required to maintain the registration and qualification of the Series, or to meet other regulatory or tax requirements applicable to the Series, under federal and state securities, commodities and tax laws and other applicable laws. The Sub-Adviser shall review draft reports to shareholders, Registration Statements or amendments or supplements thereto or portions thereof that relate to the Series or the Sub-Adviser and other documents provided to the Sub-Adviser, provide comments on such drafts on a timely basis as the Adviser may reasonably request, and provide certifications or sub-certifications on a timely basis as the Adviser may reasonably request as to the accuracy of the information provided by the Sub-Adviser and/or contained in such reports or other documents.

(e) The Sub-Adviser agrees to provide and update, on a timely basis as the Adviser may reasonably request, but no less frequently than quarterly a list of all the affiliates of the Sub-Adviser, and to promptly notify the Adviser and the Series of any change of control of those affiliates.

(f) The Sub-Adviser agrees to provide, on a timely basis as the Adviser may reasonably request, any and all material composite performance information, if appropriate, which are relevant to the Series and that have investment objectives, policies, and strategies substantially similar to those employed by the Sub-Adviser in managing the Series that may be reasonably necessary, under applicable laws, to allow the Series or its agent to present information concerning the Sub-Adviser’s prior performance in the Registration Statement of the Series and any permissible reports and materials prepared by the Series or its agent, including proxy statements and information statements.

7.	Cooperation with the Series, the Adviser and Other Service Providers.

(a) The Sub-Adviser agrees to cooperate with and provide reasonable assistance to the Adviser, the Series, the Series’ custodian, accounting agent, administrator, pricing agents, independent auditors and all other agents, representatives and service providers of the Series and the Adviser, and to provide the foregoing persons such information with respect to the Series as they may reasonably request from time to time in the performance of their obligations; provide prompt responses to reasonable requests made by such persons; and establish and maintain appropriate operational programs, procedures and interfaces with such persons so as to promote the efficient exchange of information and compliance with applicable laws, rules and regulations, and the guidelines, policies and procedures adopted or implemented with respect to the Series and/or the Sub-Adviser.

(b) Without limiting the generality of the foregoing and in furtherance thereof, the Sub-Adviser shall report to the Series’ custodian and accounting agent all trades and positions in the Series daily (in such form and at such times as specified by the Series’ custodian and accounting agent), including any trade it has entered into for which it has not received confirmation, and shall also request each executing broker and counterparty to deliver its own such transaction and position reporting, and any information related to any corporate action relevant to the investments of the Series (in such form and at such times as specified by the Series’ custodian and accounting agent).

(c) The Sub-Adviser shall provide reasonable and prompt assistance to the Board, the Adviser, the custodian or administrator for the Series in determining or confirming, consistent with the Trust/Adviser Procedures and the Registration Statement, the value of any portfolio securities or other assets or liabilities of the Series for which the Adviser, custodian or administrator seeks assistance from the Sub-Adviser or identifies for review by the Sub-Adviser. The Sub-Adviser shall promptly respond to inquiries by the Adviser if, for any reason, the market price of any security or other investment in the Series is not readily available.

(d) The Sub-Adviser agrees that it shall certify to the Series on a timely basis after the end of each calendar quarter that it has complied with all of the Investment Guidelines, all applicable laws and regulations and other conditions and agreements contained herein during the prior calendar quarter.

(e) The Sub-Adviser shall provide necessary support to the Series and the Adviser in preparing and presenting the Series’ financial statements, and in doing so shall be responsible for applying appropriate accounting and financial reporting principles and maintaining policies and internal controls and procedures, including internal controls over financial reporting, designed to assure compliance with generally accepted accounting principles (GAAP) and applicable laws and regulations.

(f) The Sub-Adviser shall further notify the Adviser promptly upon detection of any error in connection with its management of the Series, including but not limited to any trade errors or valuation errors. Further, the Sub-Adviser shall provide access to the Adviser and the Series, or their agents, to all documents and information related to any error, its analysis and correction, and the correction of all errors impacting the Series must be corrected to the satisfaction of the Adviser and the Series. Notwithstanding Sections 15 and 16 of this Agreement, Sub-Adviser will reimburse the Series for costs incurred arising out of or resulting from the error, if any.

(g) Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC, CFTC and state regulators) in connection with any investigation or inquiry relating to this Agreement or the Series.

(h) From time to time the Adviser may seek the assistance of the Sub-Adviser, and the Sub-Adviser shall cooperate to provide reasonable assistance to the Adviser, in connection with the development of written and/or printed materials, including but not limited to, PowerPoint® or slide presentations, news releases, advertisements, brochures, fact sheets and other promotional, informational or marketing materials (the “Marketing Materials”) for internal use or public dissemination, that are produced or for use or reference by the Adviser, its affiliates or other designees, broker-dealers or the public in connection with the Series. The Sub-Adviser shall review and respond to draft Marketing Materials provided to it by the Adviser for review and comment on a timely basis as the Adviser may reasonably request.

8.            Compliance.

(a) The Sub-Adviser shall notify the Adviser as soon as practicable of any breach of any of the Investment Guidelines, Trust/Adviser Procedures, the Registration Statement and of any violation of any applicable law or regulation, including the 1940 Act, the CEA and Subchapter M of the Code, as applicable, relating to the Series. The Sub-Adviser shall also notify the Adviser as soon as practicable of any violations of the Sub-Adviser’s own compliance policies and procedures that relate to (i) its management of the Series, or (ii) its activities as investment adviser generally to the extent such violation could be considered material to the Sub-Adviser’s advisory clients.

(b) The Sub-Adviser shall as soon as practicable notify the Adviser and the Trust in writing of the occurrence of any of the following events: (i) any breach of this Agreement; (ii) any of the representations and warranties of the Sub-Adviser contained herein becomes untrue after the execution of this Agreement; (iii) any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or other applicable law, rule or regulation or if the Sub-Adviser becomes aware that it is or likely may become subject to any statutory disqualification pursuant to Section 9(b) of the 1940 Act or otherwise that prevents the Sub-Adviser from serving as an investment adviser or performing its duties pursuant to this Agreement; (iv) the Sub-Adviser shall have been served or otherwise becomes aware of any action, suit, proceeding, inquiry or investigation applicable to it, at law or in equity, before or by any court, public board or body, involving or in any way relevant to the affairs of the Series; (v) any proposed change in control of the Sub-Adviser; (vi) any proposed assignment of this Agreement; (vii) the Sub-Adviser becomes aware of any material fact respecting or relating to the Sub-Adviser or the investment strategies of the Series that is not contained in the Registration Statement, as amended and supplemented from time to time, regarding the Series, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement respecting or relating to the Sub-Adviser, the Sub-Adviser’s investment strategies or the Series contained therein that becomes untrue in any material respect; (viii) any change in the Sub-Adviser’s financial condition which could impact its abilities to perform its duties hereunder and of any reduction in the amount of coverage under the Sub-Adviser’s errors and omissions or professional liability insurance coverage; (ix) Sub-Adviser becomes aware of any event or circumstance that could reasonably constitute (or will constitute with the passage of time) a default, event of default, or termination event (or other similar event or circumstance, however defined) under any Trading Agreement or otherwise with respect to the Series, and Sub-Adviser hereby agrees to use its best efforts to monitor the occurrence of any such event or circumstance; (x) any change in the Sub-Adviser’s status as a registered CTA or member of the National Futures Association (“NFA”) or, if the Sub-Adviser is relying on an exemption or exclusion from registration as a CTA, of any event that will make it ineligible for such exemption or exclusion; and (xi) the Sub-Adviser receives a finding of a deficiency from the SEC in an exam that is relevant to the management of the Series.

(c) The Sub-Adviser represents and warrants that it has adopted and implemented written policies and procedures, as required by: (i) Rule 206(4)-7 under the Advisers Act that are reasonably designed to prevent violations of the Advisers Act and the rules thereunder by the Sub-Adviser and its supervised persons (the “Advisers Act Compliance Procedures”); and (ii) Rule 38a-1 under the 1940 Act, with respect to the Sub-Adviser and the Series, that are reasonably designed to prevent violations of the federal securities laws, as defined in Rule 38a-1, by the Sub-Adviser, its employees, officers, and agents (the “Series Compliance Procedures”). The Sub-Adviser represents and warrants that it has provided the Adviser and the Trust with summaries of the Advisers Act Compliance Procedures and the Series Compliance Procedures and will permit the Series’ Chief Compliance Officer to conduct reviews and oversight of such policies and procedures in accordance with Rule 38a-1 under the 1940 Act. The Sub-Adviser shall as soon as practicable notify the Adviser, the Series’ Chief Compliance Officer, and the Trust of any material changes to (including policies added to or deleted from) its Advisers Act Compliance Procedures, Series Compliance Procedures or any other policies or procedures as they otherwise pertain to activities performed for or on behalf of the Series. The Series, the Adviser, or the Series’ Chief Compliance Officer may make any reasonable request for the provision of information or for other cooperation from the Sub-Adviser with respect to the Sub-Adviser’s duties under this Agreement, and the Sub-Adviser shall use its best efforts to promptly comply with such request, including without limitation furnishing the Series, the Adviser, or the Series’ Chief Compliance Officer with such documents, reports, data and other information as the Series may reasonably request regarding transactions on behalf of the Series, the Sub-Adviser’s performance hereunder or compliance with the terms hereof, and participating in such meetings (and on-site visits among representatives of the Series and the Sub-Adviser) as the Series may reasonably request. The Sub-Adviser agrees to maintain and implement the Advisers Act Compliance Procedures and the Series Compliance Procedures.

(d) The Sub-Adviser represents and warrants that it has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Section 204A of the Advisers Act and has provided the Series with a copy of the code of ethics and evidence of its adoption, and will as soon as practicable notify the Sub-Adviser of any material changes to (including policies added to or deleted from) its code of ethics. Within 30 days of the end of the last calendar quarter of each year while this Agreement is in effect or upon the written request of the Series, the Sub-Adviser or the Sub-Adviser’s Chief Compliance Officer shall certify to the Series that the Sub-Adviser has complied with the requirements of Rule 17j-1 and Section 204A during the previous year and that there has been no violation of the Sub-Adviser’s code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation and Sub-Adviser has provided a written report to the Adviser and the Series regarding the violation. Upon the written request of the Series, the Adviser, or the Series’ Chief Compliance Officer, the Sub-Adviser shall permit the Series, the Adviser, and their employees or agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(d)(1).

(e) The Sub-Adviser shall use commercially reasonable efforts to maintain business continuity, disaster recovery and backup capabilities and facilities necessary to perform its obligations hereunder with minimal disruptions or delays. On a timely basis as the Adviser may reasonably request, the Sub-Adviser shall provide to the Adviser access to its written business continuity, disaster recovery and backup plan(s) or sufficient information and written certification regarding such plans with respect to the Series to satisfy the Adviser’s and Series’ reasonable inquiries and to assist the Series in complying with Rule 38a-1 under the 1940 Act. The Sub-Adviser shall notify the Adviser, as soon as practicable by telephone, electronic mail or such other method of prompt communication as may be available under the circumstances, of the occurrence of any material event requiring the Sub-Adviser to implement significant procedures under any such plans.

(f) The Sub-Adviser represents and warrants that it has adopted and will maintain cybersecurity measures consistent with SEC guidelines and shall promptly notify the Adviser and the Series of any material breach of information with respect to the Series.

9.	Insurance. The Sub-Adviser shall maintain errors and omissions insurance coverage and fidelity insurance coverage, each in the amounts as reasonably necessary to meet obligations under this Agreement, and from financially sound insurance providers that are in the business of regularly providing insurance coverage to investment advisers. The Sub-Adviser shall provide prior written notice to the Adviser (i) of any material changes in its insurance policies or insurance coverage that result in noncompliance with the insurance requirements outlined herein; or (ii) if any material claims that result in noncompliance with the insurance requirements outlined herein will be made on its insurance policies. Furthermore, it shall upon request provide a certificate of insurance to the Adviser.

10.	Status of the Sub-Adviser. The Sub-Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for or represent the Series in any way or otherwise be deemed an agent of the Adviser or the Series.

11.	Services Not Exclusive. Nothing in this Agreement shall limit or restrict the right of the Sub-Adviser, the Adviser, the Series, the Trust, or any of their respective directors, officers, affiliates or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

12.          Additional Representations and Warranties of the Sub-Adviser.

(a) The Sub-Adviser represents and warrants to the Adviser that: (i) it is registered as an investment adviser under the Advisers Act and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed; (ii) it is either appropriately registered with the CFTC as a CTA and is a member of the NFA or is exempt or excluded from CFTC registration requirements; (iii) it will maintain each such registration, license or membership in effect at all times during the term of this Agreement and will obtain and maintain such additional governmental, self-regulatory, exchange or other licenses, approvals and/or memberships and file and maintain effective such other registrations as may be required to enable the Sub-Adviser to perform its obligations under this Agreement; (iv) it is duly organized and validly existing, and is authorized to enter into this Agreement and to perform its obligations hereunder and this Agreement has been duly executed and delivered by the Sub-Adviser; (v) this Agreement is enforceable against the Sub-Adviser in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles; and (vi) neither the execution or delivery of this Agreement by the Sub-Adviser nor its performance of its obligations hereunder shall conflict with, violate, breach or constitute a default under any term or provision of its constituent or governing documents or any indenture, mortgage, deed of trust, instrument, agreement or other document to which the Sub-Adviser is a party or by which it is bound or to which any of its assets are subject or any applicable statute, law, rule, regulation, order or other legal requirement applicable to the Sub-Adviser or any of its assets.

(b) The Sub-Adviser represents and warrants that it has delivered to the Series at least 48 hours prior to the execution of this Agreement a copy of the Sub-Adviser’s current Form ADV (Parts 1 and 2) and all information in such document is complete and accurate in all material respects as of the date hereof and is in conformity in all material respects with applicable securities laws, rules and regulations. The Sub-Adviser hereby covenants and agrees to promptly deliver to the Series and the Adviser all amendments to its Form ADV.

(c) The Sub-Adviser acknowledges and agrees that it has not received legal or regulatory advice from the Series, the Adviser or any of their respective employees or representatives, and is not entitled to rely on any statements or omissions by such employees or representatives regarding applicable law or regulation in satisfying its obligations hereunder, including its obligation to comply with all applicable laws and regulations.

(d) The Sub-Adviser has reviewed the most recent Registration Statement or amendment that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, and the principal investment strategies, principal risks, and investment limitations of the Series, the Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact, which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. With respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, the risks of the Series, and/or the investment strategies or theories of the Series, the Sub-Adviser represents and warrants that it: (i) has not and will not disclose to the Adviser or the Trust any untrue statement of a material fact or omit any statement of a material fact, which was required to be stated in such disclosure to make the statements contained therein, in light of the circumstances under which they were made, not misleading; and (ii) will promptly provide notice to the Adviser and Trust in the event that the Registration Statement contains any untrue statement of any material fact or omits any statement of a material fact, which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

13.	Representations and Warranties of the Adviser. The Adviser represents and warrants to the Sub-Adviser that: (i) it is registered as an investment adviser under the Advisers Act and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed, (ii) it is duly organized and validly existing, and is authorized to enter into this Agreement and to perform its obligations hereunder; (iii) neither the execution or delivery of this Agreement by the Adviser nor its performance of its obligations hereunder shall conflict with, violate, breach or constitute a default under any term or provision of its constituent or governing documents or any indenture, mortgage, deed of trust, instrument, agreement or other document to which the Adviser is a party or by which it is bound or to which any of its assets are subject or any applicable statute, law, rule, regulation, order or other legal requirement applicable to the Adviser or any of its assets; and (iv) the most recent Registration Statement or amendment, with respect to the disclosure about the Adviser or information relating, directly or indirectly, to the Adviser, the Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact, which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

14.          Certain Records.

(a) The Sub-Adviser agrees to maintain, in the form and for the period required by Rule 31a-2 under the 1940 Act or such longer period as the Adviser or Series may direct, all records relating to the Sub-Adviser’s services under this Agreement and the Series’ investments made by the Sub-Adviser as are required by Section 31 of the 1940 Act, and rules and regulations thereunder, and by other applicable legal provisions, including the Advisers Act, the 1934 Act, the CEA, and rules and regulations thereunder, and the Trust/Adviser Procedures, and to preserve such records for the periods and in the manner required by that Section, and those rules, regulations, legal provisions and the Trust/Adviser Procedures. In compliance with the requirements of Rule 31a-3 under the 1940 Act, any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act that are prepared or maintained by the Sub-Adviser on behalf of the Series are the property of the Series and a copy shall be provided promptly to the Series or the Adviser on request.

(b) The Sub-Adviser agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such periodic, special and other examinations by the SEC, the Series’ auditors, the Series or any representative of the Series (including, without limitation, the Series’ Chief Compliance Officer), the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Adviser or the Series.

15.          Standard of Care and Liability of Sub-Adviser.

(a) The Sub-Adviser shall fully and faithfully discharge all its obligations, duties and responsibilities pursuant to this Agreement, (i) solely in the best interest of the Series and its shareholders, and (ii) in good faith and with the due care, skill, prudence, and diligence under the circumstances then prevailing that a prudent, professional fiduciary investment adviser acting in a like capacity, would use in the conduct of an enterprise of a like character and with like aims. The Sub-Adviser shall not be liable to the Trust, the Series, the Adviser or to any of their respective affiliates or to any shareholder for any error of judgment or for any loss suffered by the Series in connection with the performance of this Agreement, except for a loss resulting from the Sub-Adviser’s (i) willful misfeasance, bad faith, negligence or reckless disregard in the performance of its obligations and duties hereunder, or (ii) material breach of this Agreement.

(b) In no event will the Sub-Adviser or its affiliates have any responsibility for any other fund of the Trust, for any portion of the Series not managed by the Sub-Adviser, or for the acts or omissions of any other sub-investment adviser to the Trust or Series.

(c) Nothing in this Section 15 shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

16.          Indemnification.

(a) Notwithstanding Section 15 of this Agreement and to the extent permissible under applicable law, the Sub-Adviser agrees to indemnify and hold harmless the Adviser, any affiliated person of the Adviser, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933 (the “1933 Act”), controls the Adviser (all of such persons being referred to as “Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which an Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Code, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities as Sub-Adviser of the Series, which: (i) is based upon any willful misfeasance, bad faith or negligence in the performance of the Sub-Adviser’s duties, or by reason of reckless disregard of the Sub-Adviser’s obligations and duties under this Agreement, or by any of its employees or representatives, or any affiliate of or any person acting on behalf of the Sub-Adviser; or (ii) is based upon any material breach of this Agreement, including but not limited to, a breach of a representation or warranty herein; provided, however, that in no case shall the indemnity in favor of a Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(b) To the extent permissible under applicable law, the Adviser agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Code, under any other statute, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust, which: (i) is based upon any willful misfeasance, bad faith or negligence in the performance of the Adviser’s duties or reckless disregard of the Adviser’s obligations and duties under this Agreement, or by any of its employees or representatives or any affiliate of or any person acting on behalf of the Adviser; or (ii) is based upon any material breach of this Agreement, including but not limited to, a breach of a representation or warranty herein; provided, however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(c) The Sub-Adviser shall not be liable under Paragraph (a) of this Section 16 with respect to any claim made against an Adviser Indemnified Person unless such Adviser Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Adviser Indemnified Person (or after such Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability that it may have to the Adviser Indemnified Person against whom such action is brought otherwise than on account of this Section 16. In case any such action is brought against the Adviser Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Adviser Indemnified Person, to assume the defense thereof, with counsel reasonably satisfactory to the Adviser Indemnified Person. If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Adviser Indemnified Person would result in a conflict of interest and, therefore, would not, in the reasonable judgment of the Adviser Indemnified Person, adequately represent the interests of the Adviser Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Adviser Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Adviser Indemnified Person. The Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Adviser Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Adviser Indemnified Person.

(d) The Adviser shall not be liable under Paragraph (b) of this Section 16 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Adviser in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Adviser of any such claim shall not relieve the Adviser from any liability that it may have to the Sub-Adviser Indemnified Person against whom such action is brought otherwise than on account of this Section 16. In case any such action is brought against the Sub-Adviser Indemnified Person, the Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel reasonably satisfactory to the Sub-Adviser Indemnified Person. If the Adviser assumes the defense of any such action and the selection of counsel by the Adviser to represent both the Adviser and the Sub-Adviser Indemnified Person would result in a conflict of interest and, therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Adviser will, at its own expense, assume the defense with counsel to the Adviser and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Adviser and to the Sub-Adviser Indemnified Person. The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Adviser shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

17.          Duration and Termination.

(a) With respect to each Series identified on Schedule A hereto as in effect on the date of this Agreement, unless earlier terminated with respect to any Series, this Agreement shall continue in full force and effect until April 30, 2023. Thereafter, unless earlier terminated with respect to a Series, this Agreement shall continue in full force and effect with respect to each such Series for successive periods of one year until each subsequent annual anniversary of April 30, 2023, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board, provided that such continuance is also approved by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons, as defined in the 1940 Act, of the Trust (“Interested Persons”), cast in person at a meeting called for the purpose of voting on such approval, or (ii) the “vote of a majority of the outstanding voting securities” of the Series (as defined in the 1940 Act).

(b) With respect to any Series that is added to Schedule A hereto after the date of this Agreement, this Agreement shall become effective on the later of (i) the date Schedule A is amended to reflect the addition of such Series under this Agreement or (ii) the date upon which the shares of the Series are first sold (hereinafter, the “Commencement Date”), subject to the condition that the Board, including a majority of the Trustees who are not parties to this Agreement or Interested Persons, and the shareholders of such Series, shall have approved this Agreement. Unless terminated earlier as provided herein with respect to any such Series, this Agreement shall continue in full force and effect until the first anniversary of April 30, 2023 that follows the first anniversary of the Commencement Date, but no later than two years from the Commencement Date with respect to that Series. Thereafter, unless earlier terminated with respect to a Series, this Agreement shall continue in full force and effect with respect to each such Series for successive periods of one year until each subsequent annual anniversary of April 30, 2023, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board, provided that such continuance is also approved by the vote of a majority of the Trustees who are not parties to this Agreement or Interested Persons, cast in person at a meeting called for the purpose of voting on such approval, or (ii) a “vote of a majority of the outstanding voting securities” of such Series (as defined in the 1940 Act). However, any approval of this Agreement by the “vote of a majority of the outstanding voting securities” of a Series (as defined in the 1940 Act) shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by “a vote of a majority of the outstanding voting securities” of any other Series (as defined in the 1940 Act) or (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Series, unless such approval shall be required by any other applicable law or otherwise.

(c) Notwithstanding the foregoing, this Agreement may be terminated with respect to any Series covered by this Agreement: (i) by the Adviser at any time, upon 60 days’ written notice to the Sub-Adviser and the Trust, (ii) at any time without payment of any penalty by the Series, by the Board or a majority of the outstanding voting securities of the Series, upon 60 days’ written notice to the Sub-Adviser, or (iii) by the Sub-Adviser upon three months’ written notice unless the Trust or the Adviser requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Trust or Adviser not to exceed three additional months beyond the initial three-month notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Adviser and the Trust, in the event either the Sub-Adviser (acting in good faith) or the Adviser ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes incapable of providing investment management services pursuant to its respective contract with the Trust, or in the event the Adviser becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Adviser or the Series as required by the terms of this Agreement. For the avoidance of doubt, if this Agreement is terminated with respect to one or more Series it may continue in effect with respect to any Series as to which it has not been terminated.

(d) In the event of termination for any reason, a copy of all records of each Series for which this Agreement is terminated shall promptly be delivered to the Adviser or the Trust, free from any claim or retention of rights in such record by the Sub-Adviser.

(e) This Agreement shall automatically terminate in the event of its assignment, as such term is described in the 1940 Act.

18.	Notices. Unless otherwise provided in this Agreement or otherwise agreed by the Adviser in writing, all notices and other communications hereunder shall be in writing. Notices and other writings delivered or mailed postage prepaid to the Adviser and the Trust at 10 Hudson Yards, New York, NY 10001, Attention: Chief Legal Officer, or to the Sub-Adviser at 100 Heritage Reserve, Menomonee Falls, WI 53051, Attention: Client Administration MAC N9882-021, or to such other address as the Adviser or the Sub-Adviser may hereafter specify by written notice to the most recent address specified by the other party, shall be deemed to have been properly delivered or given hereunder to the respective addressee when delivered by hand or facsimile or five days after mailed by certified mail, post-paid, by return receipt requested to the other party at the principal office of such party.

19.           Confidentiality.

(a) The Sub-Adviser shall treat all records and other information relative to the Trust, the Series and the Adviser and their prior, present or potential shareholders and clients, including the list of portfolio securities, instruments and assets and liabilities of the Series, and any Trading Agreements, or excerpts thereof, which it shall receive or have access to in the performance of its duties confidentially and as proprietary information of the Trust and the Adviser. The Sub-Adviser shall not disclose such records or information to any third party or use such records or information for any purpose other than performance of its responsibilities and duties hereunder (except after prior notification to and approval in writing by the Trust and the Adviser).

(b) The Trust, the Series and the Adviser shall exercise the same standard of care that it uses to protect its own confidential and proprietary information to protect the confidentiality of information supplied by the Sub-Adviser that is not otherwise in the public domain.

(c) The Sub-Adviser hereby authorizes the Series and the Adviser to use all related evaluation material, analyses and information regarding the Sub-Adviser and the investment program of the Series, including information about portfolio holdings and positions, in connection with (i) marketing the Series and the Adviser’s services to the Trust, (ii) providing ongoing information to existing shareholders and (iii) providing any required regulatory disclosures.

(d) The confidentiality provisions of this Section 19 will not apply to any information that either party hereto can show: (i) is or subsequently becomes publicly available without breach of any obligation owed to the other party; (ii) became known to either party from a source other than the other party, and without breach of an obligation of confidentiality owed to the other party; (iii) is independently developed by either party without reference to the information required by this Agreement to be treated confidentially; or (iv) is used by either party in order to enforce any of its rights, claims or defenses under, or as otherwise contemplated in, this Agreement. Nothing in this Section 19 will be deemed to prevent a party from disclosing any information received hereunder pursuant to any applicable law, rule or regulation or in response to a request from a duly constituted regulatory, self-regulatory or other judicial authority with appropriate jurisdiction over such party.

20.          Use of Names.

(a) The Sub-Adviser acknowledges and agrees that the names “Guardian,” “Guardian Variable Products Trust,” “Park Avenue Institutional Advisers LLC,” and abbreviations or logos associated with those names, are the valuable property of the Adviser or its affiliates; that the Trust, has the right to use such names, abbreviations and logos; and that the Sub-Adviser shall use the names “Guardian,” “Guardian Variable Products Trust,” “Park Avenue Institutional Advisers LLC,” and associated abbreviations and logos, only in connection with the Sub-Adviser’s performance of its duties hereunder. Further, in any communication with the public and in any marketing communications of any sort, the Sub-Adviser agrees to obtain prior written approval from the Adviser before using or referring to “Guardian,” “Guardian Variable Products Trust,” “Park Avenue Institutional Advisers LLC,” or the Series or any abbreviations or logos associated with those names.

(b) The Adviser and the Trust are authorized to publish and distribute any information, including but not limited to registration statements, advertising or promotional material, regarding the provision of sub-investment advisory services by the Sub-Adviser pursuant to this Agreement and to use in advertising, publicity or otherwise the name of the Sub-Adviser, or any trade name, trademark, trade device, service mark, symbol or logo of the Sub-Adviser, without the prior written consent of the Sub-Adviser. In addition, the Adviser may distribute information regarding the provision of sub-investment advisory services by the Sub-Adviser to the Board without the prior written consent of the Sub-Adviser. The Adviser shall provide copies of such items to the Sub-Adviser upon request within a reasonable time following such use, publication or distribution.

21.	Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

22.	Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. To the extent required by applicable law, no amendment of this Agreement shall be effective until approved (i) by a vote of a majority of the Trustees who are not parties to this Agreement or Interested Persons of the Trust, and (ii) if the terms of this Agreement shall have changed, by a vote of a majority of the Series’ outstanding voting securities (except in the case of (ii), pursuant to the terms and conditions of the SEC order permitting it to modify this Agreement without such vote).

23.	Third-Party Beneficiaries. The Trust and the Series are intended third-party beneficiaries under this Agreement and are entitled to enforce this Agreement as if they were a party thereto. The parties to this Agreement do not intend for this Agreement to benefit any other third party, including without limitation a record owner or beneficial owner of shares of the Series. The terms of this Agreement may be enforced solely by a party to this Agreement, the Trust, and the Series.

24.	Survival. Sections 4, 8(b), 8(c), 8(d), 8(e), 8(f), 12, 13, 14, 15, 16, 17, 18, 19, 20, 23 and 27 shall survive the termination of this Agreement.

25.	Captions. The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

26.	Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

27.	Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York, and in accordance with the applicable provisions of the 1940 Act and the rules and regulations thereunder. To the extent that the applicable laws of the State of New York or any provisions herein conflict with the applicable provisions of the 1940 Act, the latter shall control.

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized officers to execute this Agreement as of the day and year first written above.

PARK AVENUE INSTITUTIONAL ADVISERS LLC

By:	/s/ John H. Walter
Name:	John H. Walter
Title:	Senior Vice President, Chief Financial Officer

ALLSPRING GLOBAL INVESTMENTS, LLC

By:	/s/ Anthony Reading-Brown
Name:	Anthony Reading-Brown
Title:	VP, Head of Contract Administration

Schedule A

to

Sub-Advisory Agreement between

Park Avenue Institutional Advisers LLC and

Allspring Global Investments, LLC
Dated November 1, 2021
Amended as of March 3, 2025

Series	Fee (as an annual percentage of average daily net assets of the Series):

Guardian Mid Cap Relative Value VIP Fund	0.40% of the first $100 million in assets;
0.35% on the next $50 million in assets;
0.30 over $150 million in assets

Guardian Small-Mid Cap Core VIP Fund	0.40% of the first $90 million in assets;
0.30% over $90 million in assets

Guardian Short Duration Bond VIP Fund	0.09% of the first $100 million in assets;
0.07% over $100 million in assets

MASSACHUSETTS FINANCIAL SERVICES COMPANY

SUB-ADVISORY AGREEMENT

THIS SUB-ADVISORY AGREEMENT (this “Agreement”) is made as of June 30, 2020 by and between Park Avenue Institutional Advisers LLC, a Delaware limited liability company (the “Adviser”), and Massachusetts Financial Services Company (d/b/a MFS Investment Management), a Delaware corporation (the “Sub-Adviser”) and, as a third-party beneficiary hereto, Guardian Variable Products Trust, a Delaware statutory trust (the “Trust”).

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust is authorized to issue separate series, each of which may offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies, and limitations; and

WHEREAS, the Trust may offer shares of additional series in the future; and

WHEREAS, pursuant to an Investment Advisory Agreement (the “Investment Advisory Agreement”) by and between the Trust and the Adviser, the Trust has appointed the Adviser to furnish investment advisory and other services to the Trust on behalf of one or more of its series; and

WHEREAS, pursuant to authority granted to the Adviser under the Investment Advisory Agreement, and subject to the terms and provisions of this Agreement, the Adviser desires to retain the Sub-Adviser to furnish certain investment advisory services to one or more of the series of the Trust and manage such portion of the series as the Adviser shall from time to time direct, and the Sub-Adviser is willing to furnish such services in accordance with the terms and provisions of this Agreement; and

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the sufficiency of which is hereby acknowledged, the Adviser and the Sub-Adviser hereby agree as follows:

1.	Appointment of the Sub-Adviser. The Adviser hereby appoints the Sub-Adviser as an investment sub-adviser with respect to the series, or a portion thereof, of the Trust as set forth on Schedule A hereto (the “Series”) for the period and on the terms set forth in this Agreement. To the extent that the Sub-Adviser is not providing advisory services to the entire Series, the term, “Series,” shall be interpreted for purposes of this Agreement to only include those assets of the Series over which the Sub-Adviser is directed by the Adviser to provide investment sub-advisory services. The Adviser may, in its sole discretion, allocate all, only a portion or none of a Series’ assets to the Sub-Adviser for management. The Sub-Adviser will be responsible for the investment of only the assets which the Adviser allocates to the Sub-Adviser for management under this Agreement, plus all investments, reinvestments and proceeds of the sale thereof, including, without limitation, all interest, dividends and appreciation on investments, less depreciation thereof and withdrawals by the Adviser therefrom. The Adviser shall have the right at any time (upon reasonable prior notice to the Sub-Adviser) to increase or decrease the allocation of the Series to the Sub-Adviser if the Adviser deems such increase or decrease appropriate, provided that any additions are subject to acceptance by the Sub-Adviser in its discretion. The Sub-Adviser accepts that appointment and agrees to render for the Series the services herein set forth, for the compensation herein provided.

2.	Duties as Sub-Adviser. Pursuant to this Agreement and subject to the supervision and direction of the Trust’s Board of Trustees (the “Board”) and direction and oversight of the Adviser, the Sub-Adviser shall, with respect to the Series, provide the Series with investment research, advice and furnish a continuous investment program for, and manage the investment and reinvestment of, the Series. In this regard, the Sub-Adviser shall, with respect to the Series, determine in its discretion the securities, cash and other financial instruments to be purchased, retained or sold for the Series within the provisions of this Agreement, all applicable laws, rules and regulations and the Trust’s registration statement, as it relates to the Series, on Form N-1A under the 1940 Act as amended from time to time, or any successor form thereto (the “Registration Statement”), including but not limited to, the parameters of the investment objective, policies, restrictions and guidelines applicable to the Series as provided in the Registration Statement (the “Investment Guidelines”). To the extent permitted by the Investment Guidelines, the Sub-Adviser is authorized, on behalf of each Series, to negotiate and finalize on behalf of the Series the terms of any account opening documents, prime brokerage, futures and other related agreements, any ISDA master agreement, master repurchase agreement, master securities lending agreement, master securities forward transaction agreement, or any other master swap or over-the-counter trading documentation, including any schedule or credit support annex thereto, any related clearing agreements or control agreements and any other agreement related to the foregoing (collectively, “Trading Agreements”). Upon the reasonable request of the Adviser, the Sub-Adviser shall provide a copy of any Trading Agreement to the Adviser prior to implementing it on behalf of a Series for the Adviser’s review and consent. The Sub-Adviser agrees to comply with any requirements with regard to terms and conditions of, or counterparties to, Trading Agreements, as may be reasonably agreed upon by the Adviser and the Sub-Adviser. The Sub-Adviser is also authorized, on behalf of a Series, to (i) issue to brokers, banks and other entities instructions to purchase, sell, exchange, convert, trade, borrow, pledge and otherwise generally deal in and with any security instrument or other asset for the account of the Series; (ii) hire at the Sub-Adviser’s own expense, consultants, advisers, accountants, attorneys or any other person or firm performing similar functions, to assist the Sub-Adviser in providing services to the Series on any and all matters deemed appropriate by the Sub-Adviser, subject to the Trust/Adviser Procedures (as defined below), provided that the Sub-Adviser may not retain a sub-sub-investment adviser; and (iii) acknowledge the receipt of brokers’ risk disclosure statements, electronic trading disclosure statements and similar disclosures, in accordance with Trust procedures. Subject to any other written instructions of the Adviser, the Sub-Adviser is hereby appointed as the Series' agent and attorney-in-fact for the limited purposes of executing on behalf of the Series account documentation and instruments, transaction term sheets and confirmations, certifications regarding the Series' status as an accredited investor, qualified institutional buyer or qualified purchaser and certifications regarding other factual matters as may be requested by brokers, dealers or counterparties in connection with the Sub-Adviser's management of the Series' assets. However, nothing in this section shall be construed as imposing a duty on the Sub-Adviser to act in its capacity as agent and attorney-in-fact for the Series. The Sub-Adviser further agrees as follows:

(a) The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder applicable to the services provided by the Sub-Adviser pursuant to this Agreement, all other applicable federal and state laws and regulations, and any compliance policies or procedures of the Trust or the Adviser applicable to the services provided by the Sub-Adviser pursuant to this Agreement (“Trust/Adviser Procedures”), of which the Sub-Adviser has been sent a copy or will be sent a copy prior to providing any services to the applicable Series under this Agreement, as such Trust/Adviser Procedures may be revised or amended from time to time. In carrying out its duties under this Agreement, the Sub-Adviser will comply with the following policies and procedures:

(i) The Sub-Adviser will (1) manage each Series so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”), and (2) manage each Series so that no action or omission on the part of the Sub-Adviser shall cause a Series to fail to comply with the diversification requirements of Section 817(h) of the Code, and the regulations issued thereunder.

(ii) Unless otherwise instructed in writing by the Adviser, the Sub-Adviser will exercise voting rights with respect to securities held on behalf of the Series in accordance with written policies and procedures adopted by the Sub-Adviser pursuant to Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”), which may be amended from time to time, and which at all times shall comply with the requirements of applicable federal statutes and regulations and any related guidance of the Securities and Exchange Commission (“SEC”) relating to such statutes and regulations (collectively, “Proxy Voting Policies and Procedures”). The Sub-Adviser shall vote proxies on behalf of a Series in a manner deemed by the Sub-Adviser to be in the best interests of the Series pursuant to the Sub-Adviser’s written Proxy Voting Policies and Procedures. The Sub-Adviser shall provide disclosure regarding the Proxy Voting Policies and Procedures in accordance with the requirements of Form N-1A for inclusion in the Registration Statement. The Sub-Adviser shall report to the Adviser in a timely manner a record of all proxies voted, in such form and format that complies with applicable federal statutes and regulations (e.g., requirements of Form N-PX). The Sub-Adviser shall certify at least annually or more often as may reasonably be requested by the Adviser or the Board, as to its compliance with its own Proxy Voting Policies and Procedures and applicable federal statutes and regulations.

(iii) In connection with the purchase and sale of securities for each Series, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, CUSIP, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform their administrative and record keeping responsibilities with respect to the Series. With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Series’ custodian and portfolio accounting agent.

(iv) The Sub-Adviser and its affiliates shall at no time have custody or physical control of any assets or cash of the Series. The parties acknowledge that the Sub-Adviser is not a custodian of the Series’ assets and will not take possession or custody of such assets. The Sub-Adviser shall not be liable for any loss arising from any act or failure to act by the custodian.

(v) Regardless of whether the Sub-Adviser is registered with the National Futures Association as a commodity trading advisor, the Sub-Adviser will provide any commodity trading advice to the Series as if the Sub-Adviser were exempt from registration as a commodity trading advisor. The Adviser represents and warrants that it is excluded from the definition of commodity pool operator pursuant to Commodity Futures Trading Commission ("CFTC") Regulation 4.5 with respect to the Series, and that the Adviser has timely filed a notice of eligibility as required by CFTC Regulation 4.5 with respect to the Series and will, during the term of this Agreement, maintain and reaffirm such notice of eligibility as required by CFTC Regulation 4.5. The Sub-Adviser acknowledges that the Series will rely on CFTC Regulation 4.5 and shall manage the Series in a manner consistent with the representations contained in the notice of eligibility on file with the National Futures Association.

(vi) In furnishing services hereunder, the Sub-Adviser will not consult concerning transactions (in securities or other assets) entered into or proposed to be entered into for the Series with any other sub-adviser to (i) the Series, (ii) any other Series of the Trust or (iii) any other investment company holding itself out to investors as a related company to the Trust for purposes of investment or investor services. (Nothing in this Section 2(a)(vi) shall be deemed to prohibit the Sub-Adviser from consulting with any of the other sub-advisers concerning compliance with paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act. In addition, nothing herein shall be deemed to prohibit the Adviser and the Sub-Adviser from consulting with each other concerning transactions for the Series in securities or other assets.)

(b) The Adviser acknowledges that the Sub-Adviser is not the compliance agent for the Trust or the Series and does not have access to all of the Series' books and records necessary to perform certain compliance testing. To the extent that the Sub-Adviser has agreed to perform the services specified in this Agreement, the Sub-Adviser shall perform such services based upon its books and records with respect to the Series, which comprise a portion of the Series' books and records, and upon written instructions and information received from the Series or the Adviser. The Sub-Adviser shall not be responsible for providing fund administration services, such as fund accounting and tax services, with respect to the Series.

(c) On behalf of the Series, the Adviser hereby authorizes any entity or person associated with the Sub-Adviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Series which is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and Rule 11a2-2(T) thereunder, and on behalf of the Series, the Adviser hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Sub-Adviser agrees that it will not deal with itself, or with members of the Board or any principal underwriter of the Series, as principals or agents in making purchases or sales of securities or other property for the account of the Series, nor will the Sub-Adviser purchase any securities from an underwriting or selling group in which the Sub-Adviser or its affiliates is participating, or arrange for purchases and sales of securities between the Series and another account advised by the Sub-Adviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Series from time to time and disclosed to the Sub-Adviser, and will comply with all other provisions of the Trust’s then-current Registration Statement, relative to the Series and the Sub-Adviser and its directors, officers and employees.

(d) The Sub-Adviser shall not have the obligation or authority to file documentation that enables the Series to participate in class action litigation or to file proofs of claim and other claims-related documents on the Series' behalf in connection with class action and other litigation settlements, regulatory settlements and bankruptcy proceedings. The Sub-Adviser shall not have the obligation to commence or defend lawsuits or other legal actions on behalf of the Series brought by or against third parties, including lawsuits and legal actions brought by or against the Series relating to securities purchased by the Series.

3.	Series Transactions.

(a) In connection with purchases and sales of portfolio securities and other instruments for the account of the Series, neither the Sub-Adviser nor its affiliated persons (as defined in the 1940 Act) or any of their respective partners, officers or employees shall act as principal, except as otherwise permitted by the 1940 Act. The Sub-Adviser or its agents shall arrange for the placing of orders for the purchase and sale of portfolio securities and other financial instruments for the Series’ account either directly with the issuer or with any counterparty.

(b) In the selection of brokers or dealers and the placing of such orders, the Sub-Adviser is directed at all times to seek to obtain the best execution for the Series, taking into account all factors that the Sub-Adviser considers to be relevant, including, by way of illustration: price (including, but not limited to, the applicable brokerage commission or dollar spread); the size of the order; the nature of the market for the security; the timing of the transaction; the reputation, experience and financial stability of the broker-dealer involved; the quality of the service; the difficulty of execution; the execution capabilities and operational facilities of the firm involved; the firm’s risk in positioning a block of securities; and any other factors set forth in a Series’ Registration Statement (“Best Execution”). It is understood that it may be desirable for the Series that the Sub-Adviser have access to supplemental investment and market research and security and economic analyses that are consistent with Section 28(e) of the 1934 Act and are provided by brokers who may execute brokerage transactions at a higher cost to the Series than may result when allocating brokerage to other brokers on the basis of seeking Best Execution. Therefore, subject to compliance with the safe harbor provided by Section 28(e) of the 1934 Act and such other conditions and limitations as may be established by the Adviser and the Board from time to time and reasonably agreed to by the Sub-Adviser, if any, the Sub-Adviser is authorized to consider such services provided to the Series and other accounts over which the Sub-Adviser or any of its affiliates exercises investment discretion and to place orders for the purchase and sale of securities for the Series with such brokers, if the Sub-Adviser determines in good faith that the amount of commissions for executing such portfolio transactions is reasonable in relation to the value of the brokerage and research services provided by such brokers, subject to review by the Adviser and the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with its services to other clients. The Sub-Adviser shall cooperate with the Adviser and the Series in the analysis of the quality of the execution of its trades and provide, upon reasonable request from the Series or the Adviser, information on brokerage and research services obtained. The Sub-Adviser may, on occasions when it deems the purchase or sale of a security to be in the best interests of the Series as well as its other clients, aggregate, to the extent permitted by applicable laws, rules and regulations, the securities to be sold or purchased in order to seek Best Execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Sub-Adviser in a manner that is deemed to be equitable and consistent with its obligations to the Series. The Board may from time to time, in consultation with the Adviser and the Sub-Adviser, adopt policies and procedures that modify and/or restrict the Sub-Adviser’s authority regarding the execution of the Series’ portfolio transactions provided herein.

(c) The Sub-Adviser will be responsible for meeting the Sub-Adviser’s applicable regulatory obligations with respect to the Series, including the preparation and filing of such reports with respect to the assets of a Series reflecting holdings over which the Sub-Adviser or its affiliates have investment discretion as may be required from time to time, including but not limited to Schedule 13G and Form 13F under the 1934 Act. For purposes of all applicable filing requirements under the 1934 Act, including without limitation Sections 13(d) and (g), and other laws, the Sub-Adviser shall be deemed to have sole investment discretion with respect to all securities held in the Series.

(d) The Series or Trust may establish one or more wholly-owned subsidiaries of the Series or Trust through which the Series may conduct a significant portion of its commodities investing activities or for other investment purposes.

4.            Compensation of the Sub-Adviser.

(a) For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Agreement, Adviser, not the Series, shall pay to the Sub-Adviser a fee, computed daily and payable monthly, in arrears, at an annual rate of the average daily net assets of the Series in accordance with the schedule attached hereto as Schedule A.

(b) If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs.

5.	Expenses. The Sub-Adviser agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement. The Series shall be responsible for payment of brokerage commissions, transfer fees, registration costs, transaction-related taxes and other similar costs and transaction-related expenses and fees arising out of transactions effected on behalf of the Series, which shall be deducted from the Series. Subject to the foregoing, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement, including without limitation, all costs associated with attending or otherwise participating in regular or special meetings of the Board or shareholders, or with the Adviser, as reasonably requested, and additions or modifications to the Sub-Adviser’s operations necessary to perform its services hereunder in compliance with this Agreement, the Investment Guidelines, any other Trust/Adviser Procedures and applicable law. The Sub-Adviser shall be responsible for commercially reasonable costs associated with any information statements and/or other disclosure materials that are caused by a change of control of the Sub-Adviser within the meaning of Section 2(a)(9) of the 1940 Act (including, but not limited to, the reasonable legal fees associated with preparation, printing, filing and mailing thereof, as well as reasonable shareholder meeting and/or solicitation costs, if applicable).

6.            Delivery of Information, Reports and Certain Notifications.

(a) The Adviser agrees to furnish to the Sub-Adviser current prospectuses, statements of additional information, proxy statements, reports to shareholders, financial statements, the Declaration of Trust, the By-Laws, any amendments or supplements to any of the foregoing and such other information with regard to the affairs of the Series as the Sub-Adviser may reasonably request. The Adviser will provide the Sub-Adviser with a list of all publicly traded affiliates of the Adviser or the Series that may not be purchased by the Series (such list shall include security name, cusip number, sedol and/or applicable ticker) and a list of all brokers and underwriters affiliated with the Adviser or the Series for monitoring and reporting transactions under applicable provisions of the 1940 Act. All such information referenced in Section 2(a) and this Section 6(a) shall be conveyed to the Sub-Adviser in a timely manner so as to permit the Sub-Adviser to take such actions as may be required in an orderly fashion.

(b) The Sub-Adviser shall report to the Adviser and to the Board and shall make appropriate persons, including portfolio managers or other representatives of the Sub-Adviser familiar with the Sub-Adviser's investment process in managing the Series, available for the purpose of reviewing with representatives of the Adviser and the Board on a regular basis at reasonable times the management of the Series, including the performance of the Series, as reasonably requested by the Adviser. The Sub-Adviser agrees to render to the Adviser such other periodic and special reports on a timely basis regarding its activities under this Agreement as the Adviser may reasonably request.

(c) The Sub-Adviser will make available to the Series and the Adviser, on a timely basis as the Adviser may reasonably request, any of the Series’ investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Series) as are necessary to assist the Series and the Adviser to comply with requirements of the 1940 Act and the Advisers Act, as well as other applicable laws. The Sub-Adviser shall cooperate with the Adviser with respect to any requests from regulatory authorities having the requisite authority and provide the Adviser and the Trust, on a timely basis as the Adviser may reasonably request, with any information or reports in connection with services provided pursuant to this Agreement which may be requested in order to ascertain whether the operations of the Series are being conducted in a manner consistent with applicable laws and regulations.

(d) The Sub-Adviser shall provide the Adviser, the Series or the Board with such information and assurances (including certifications and sub-certifications), on a timely basis as the Adviser may reasonably request, and shall provide the Adviser, the Series, or the Board with such assistance as the Adviser, the Trust, on behalf of the Series, or the Board may reasonably request from time to time in order to assist in compliance with applicable laws, rules, regulations and exemptive orders, including but not limited to, requirements in connection with the Adviser’s, the Sub-Adviser’s or the Board’s fulfillment of their responsibilities under Section 15(c) of the 1940 Act, Rules 17j-1 and 38a-1 under the 1940 Act, and the preparation and/or filing of periodic and other reports and filings required to maintain the registration and qualification of the Series, or to meet other regulatory or tax requirements applicable to the Series, under federal and state securities, commodities and tax laws and other applicable laws. The Sub-Adviser shall review draft reports to shareholders, Registration Statements or amendments or supplements thereto or portions thereof that relate to the Sub-Adviser and the services provided by the Sub-Adviser pursuant to this Agreement and other documents provided to the Sub-Adviser that relate to the services provided by the Sub-Adviser under this Agreement, provide comments on such drafts on a timely basis as the Adviser may reasonably request, and provide certifications or sub-certifications on a timely basis as the Adviser may reasonably request as to the accuracy of the information provided by the Sub-Adviser and/or contained in such reports or other documents and relating to the services provided by the Sub-Adviser pursuant to this Agreement.

(e) The Sub-Adviser agrees to provide and update, on a timely basis as the Adviser may reasonably request in writing, but no less frequently than quarterly a list of all the affiliates of the Sub-Adviser, and to promptly notify the Adviser and the Series of any change of control of the Sub-Adviser.

(f) The Sub-Adviser agrees to provide, on a timely basis as the Adviser may reasonably request, material composite performance information, records and supporting documentation about accounts the Sub-Adviser manages, if appropriate, which are relevant to the Series and that have investment objectives, policies, and strategies substantially similar to those employed by the Sub-Adviser in managing the Series that may be reasonably necessary, under applicable laws, to allow the Series or its agent to present information concerning the Sub-Adviser’s prior performance in the Registration Statement of the Series and any permissible reports and materials prepared by the Series or its agent, including proxy statements and information statements. The Adviser recognizes that the Sub-Adviser may be subject to a duty of confidentiality with respect to such accounts and that such information, records and supporting documentation may be redacted, altered, or withheld to satisfy any such confidentiality obligations.

7.            Cooperation with the Series, the Adviser and Other Service Providers.

(a) The Sub-Adviser agrees to cooperate with and provide reasonable assistance to the Adviser, the Series, the Series’ custodian, accounting agent, administrator, pricing agents, independent auditors and all other agents, representatives and service providers of the Series and the Adviser, and to provide the foregoing persons such information with respect to the Series as they may reasonably request from time to time in the performance of their obligations; provide prompt responses to reasonable requests made by such persons; and establish and maintain appropriate operational programs, procedures and interfaces with such persons so as to promote the efficient exchange of information and compliance with applicable laws, rules and regulations, and the guidelines, policies and procedures adopted or implemented with respect to the Series and/or the Sub-Adviser.

(b) Without limiting the generality of the foregoing and in furtherance thereof, the Sub-Adviser shall report to the Series’ custodian and accounting agent all trades and positions in the Series daily (in such form and at such times as specified by the Series’ custodian and accounting agent), other than any trade it has entered into for which it has not yet received an initial broker confirmation, and any information related to any voluntary corporate action relevant to the investments of the Series (in such form and at such times as reasonably specified by the Series’ custodian and accounting agent). With respect to derivatives, the Sub-Adviser shall also request each executing broker and counterparty to deliver its own such transaction and position reporting.

(c) The Sub-Adviser shall provide reasonable and prompt assistance to the Board, the Adviser, the custodian or administrator for the Series in determining or confirming, consistent with the Trust/Adviser Procedures and the Registration Statement, the value of any portfolio securities or other assets or liabilities of the Series for which the Adviser, custodian or administrator seeks assistance from the Sub-Adviser or identifies for review by the Sub-Adviser. In providing such reasonable assistance, the Sub-Adviser shall promptly notify the Adviser if the Sub-Adviser, in applying to the Series' assets the procedures of the Sub-Adviser used for valuing the assets held by other accounts under management of the Sub-Adviser, believes that the price of any security or other investment in the Series may not accurately reflect the value thereof. The parties to this Agreement acknowledge that although the Sub-Adviser may, at the request of the Adviser, custodian or administrator, provide reasonable assistance with respect to the valuation of the assets of the Series, the Sub-Adviser shall not be responsible for the Series' valuation determinations.

(d) The Sub-Adviser agrees that upon request it shall certify to the Series on a timely basis after the end of each calendar quarter that it has complied in all material respects with all of the Investment Guidelines, all applicable laws and regulations and other conditions and agreements contained herein during the prior calendar quarter.

(e) The Sub-Adviser shall provide necessary support to the Series and the Adviser in preparing and presenting the Series’ financial statements, and in doing so shall be responsible for applying appropriate accounting and financial reporting principles and maintaining policies and internal controls and procedures, including internal controls over financial reporting, reasonably designed to assure compliance with generally accepted accounting principles (GAAP) and applicable laws and regulations.

(f) The Sub-Adviser shall further notify the Adviser promptly upon the Sub-Adviser's determination of any error in connection with the Sub-Adviser's management of the Series, including but not limited to any trade errors. Further, the Sub-Adviser shall provide reasonable access to the Adviser and the Series, or their agents, to documents and information (or summaries thereof) related to any error impacting the Series, its analysis and correction, and the correction of all errors impacting the Series must be corrected to the reasonable satisfaction of the Adviser and the Series and as agreed by the Sub-Adviser. Upon agreement by the parties, Sub-Adviser will reimburse the Series for costs incurred directly arising out of or resulting from the error, if any, in accordance with the Sub-Adviser's trade error correction policy.

(g) Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC, CFTC and state regulators) in connection with any investigation or inquiry relating to this Agreement or the Series.

(h) From time to time the Adviser may seek the assistance of the Sub-Adviser, and the Sub-Adviser shall cooperate to provide reasonable assistance to the Adviser, in connection with the development of written and/or printed materials, including but not limited to, PowerPoint® or slide presentations, news releases, advertisements, brochures, fact sheets and other promotional, informational or marketing materials (the “Marketing Materials”) for internal use or public dissemination, that are produced or for use or reference by the Adviser, its affiliates or other designees, broker-dealers or the public in connection with the Series. The Sub-Adviser shall review and respond to draft Marketing Materials provided to it by the Adviser for review and comment on a timely basis as the Adviser may reasonably request.

8.            Compliance.

(a) The Sub-Adviser shall use commercially reasonable efforts to notify the Adviser within 24 hours (but in any case as soon as reasonably practicable) of the Sub-Adviser's determination of any material breach of any of the Investment Guidelines, Trust/Adviser Procedures, the Registration Statement and of any material violation of any applicable law or regulation, including the 1940 Act, the CEA and Subchapter M of the Code, as applicable, relating to the Series. The Sub-Adviser shall also notify the Adviser within 24 hours upon the Sub-Adviser's determination of any material violations of the Sub-Adviser’s own compliance policies and procedures that relate to (i) its management of the Series, or (ii) its activities as investment adviser generally to the extent such violation is considered by the Sub-Adviser to be material to the Sub-Adviser’s ability to provide advisory services to its advisory clients.

(b) The Sub-Adviser shall notify the Adviser and the Trust in writing of the occurrence of any of the following events: (i) the Sub-Adviser's determination of any material breach of this Agreement; (ii) any of the representations and warranties of the Sub-Adviser contained herein becomes untrue after the execution of this Agreement; (iii) any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or other applicable law, rule or regulation or if the Sub-Adviser becomes aware that it is or likely may become subject to any statutory disqualification pursuant to Section 9(b) of the 1940 Act or otherwise that prevents the Sub-Adviser from serving as an investment adviser or performing its duties pursuant to this Agreement; (iv) the Sub-Adviser shall have been served or otherwise becomes aware of any action, suit, proceeding, inquiry or investigation applicable to it, at law or in equity, before or by any court, public board or body, directly involving its management of the Series; (v) any proposed change in control of the Sub-Adviser; (vi) any proposed assignment of this Agreement; (vii) the Sub-Adviser becomes aware of any material fact respecting or relating to the Sub-Adviser or the investment strategies of the Series that is not contained in the Registration Statement, as amended and supplemented from time to time, regarding the Series, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement respecting or relating to the Sub-Adviser, the Sub-Adviser’s investment strategies or the Series contained therein that becomes untrue in any material respect; (viii) any change in the Sub-Adviser’s financial condition which is reasonably likely to materially adversely impact its abilities to perform its duties hereunder and of any cancellation of coverage under the Sub-Adviser’s errors and omissions or professional liability insurance coverage; (ix) Sub-Adviser becomes aware of any event or circumstance that is reasonably likely to constitute (or will constitute with the passage of time) a default, event of default, or termination event (or other similar event or circumstance, however defined) under any Trading Agreement or otherwise with respect to the Series, and Sub-Adviser hereby agrees to use commercially reasonable efforts to monitor the occurrence of any such event or circumstance; (x) any change in the Sub-Adviser’s status as a registered CTA or member of the National Futures Association (“NFA”) or, if the Sub-Adviser is relying on an exemption or exclusion from registration as a CTA, of any event that will make it ineligible for such exemption or exclusion; and (xi) the Sub-Adviser receives a finding of a deficiency from the SEC in an exam that relates directly to its management of the Series.

(c) The Sub-Adviser represents and warrants that it has adopted and implemented written policies and procedures, as required by Rule 206(4)-7 under the Advisers Act that are reasonably designed to prevent violations of the Advisers Act and the rules thereunder by the Sub-Adviser and its supervised persons (the “Advisers Act Compliance Procedures”). The Sub-Adviser represents and warrants that it has provided the Adviser and the Trust with summaries of the Advisers Act Compliance Procedures and will permit the Series’ Chief Compliance Officer to conduct reviews and oversight of such policies and procedures in accordance with Rule 38a-1 under the 1940 Act. The Sub-Adviser shall pursuant to a quarterly certification process notify the Adviser, the Series’ Chief Compliance Officer, and the Trust of any material changes during the prior calendar quarter to (including policies added to or deleted from) its Advisers Act Compliance Procedures, or any other policies or procedures as they otherwise pertain to activities performed for or on behalf of the Series. The Series, the Adviser, or the Series’ Chief Compliance Officer may make any reasonable request for the provision of information or for other cooperation from the Sub-Adviser with respect to the Sub-Adviser’s duties under this Agreement, and the Sub-Adviser shall use commercially reasonable efforts to promptly comply with such request, including without limitation furnishing the Series, the Adviser, or the Series’ Chief Compliance Officer with such documents, reports, data and other information as the Series may reasonably request regarding transactions on behalf of the Series, the Sub-Adviser’s performance hereunder or compliance with the terms hereof, and participating in such meetings (and on-site visits among representatives of the Series and the Sub-Adviser) as the Series may reasonably request. The Sub-Adviser agrees to maintain and implement the Advisers Act Compliance Procedures.

(d) The Sub-Adviser represents and warrants that it has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Section 204A of the Advisers Act and has provided the Series with a copy of the code of ethics and evidence of its adoption, and will pursuant to a quarterly certification process notify the Adviser of any material changes to (including policies added to or deleted from) its code of ethics during the prior calendar quarter. Within 30 days of the end of the last calendar quarter of each year while this Agreement is in effect or upon the written request of the Series, the Sub-Adviser or the Sub-Adviser’s Chief Compliance Officer or his or her designee shall certify to the Series that the Sub-Adviser has complied with the requirements of Rule 17j-1 and Section 204A during the previous year and that there has been no material violation of the Sub-Adviser’s code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation and Sub-Adviser has provided a written report to the Adviser and the Series regarding the violation.

(e) The Sub-Adviser shall use commercially reasonable efforts to maintain business continuity, disaster recovery and backup capabilities and facilities necessary to perform its obligations hereunder with minimal disruptions or delays. On a timely basis as the Adviser may reasonably request, the Sub-Adviser shall provide to the Adviser access to summaries of its written business continuity, disaster recovery and backup plan(s) or sufficient information and written certification regarding such plans with respect to the Series to satisfy the Adviser’s and Series’ reasonable inquiries and to assist the Series in complying with Rule 38a-1 under the 1940 Act.

(f) The Sub-Adviser represents and warrants that it has adopted and will maintain cybersecurity measures consistent with SEC guidelines and shall promptly notify the Adviser and the Series of any breach of information with respect to the Series.

9.	Insurance. The Sub-Adviser shall maintain errors and omissions insurance coverage and fidelity insurance coverage, each in the amounts as reasonably necessary to meet obligations under this Agreement, and from insurance providers that are in the business of regularly providing insurance coverage to investment advisers with a credit rating acceptable to the Sub-Adviser. The Sub-Adviser shall provide prior written notice to the Adviser of any cancellation of its insurance policies or insurance coverage. Furthermore, it shall upon request provide to the Adviser certificates of insurance as evidence of such insurance.

10.	Status of the Sub-Adviser. The Sub-Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for or represent the Series in any way or otherwise be deemed an agent of the Adviser or the Series.

11.	Services Not Exclusive. Nothing in this Agreement shall limit or restrict the right of the Sub-Adviser, the Adviser, the Series, the Trust, or any of their respective directors, officers, affiliates or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

12.          Additional Representations and Warranties of the Sub-Adviser.

(a) The Sub-Adviser represents and warrants to the Adviser that: (i) it is registered as an investment adviser under the Advisers Act and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed; (ii) it is either appropriately registered with the CFTC as a CTA and is a member of the NFA or is exempt or excluded from CFTC registration requirements; (iii) it will maintain each such registration, license or membership in effect at all times during the term of this Agreement and will obtain and maintain such additional governmental, self-regulatory, exchange or other licenses, approvals and/or memberships and file and maintain effective such other registrations as may be required to enable the Sub-Adviser to perform its obligations under this Agreement; (iv) it is duly organized and validly existing, and is authorized to enter into this Agreement and to perform its obligations hereunder and this Agreement has been duly executed and delivered by the Sub-Adviser; (v) this Agreement is enforceable against the Sub-Adviser in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles; and (vi) neither the execution or delivery of this Agreement by the Sub-Adviser nor its performance of its obligations hereunder shall conflict with, violate, breach or constitute a default under any term or provision of its constituent or governing documents or any indenture, mortgage, deed of trust, instrument, agreement or other document to which the Sub-Adviser is a party or by which it is bound or to which any of its assets are subject or any applicable statute, law, rule, regulation, order or other legal requirement applicable to the Sub-Adviser or any of its assets.

(b) The Sub-Adviser represents and warrants that it has delivered to the Adviser on behalf of the Series (and Adviser and Series acknowledge receipt of) at or before the time of the Adviser's entering into this Agreement a copy of the Sub-Adviser’s current Form ADV Part 2A and before the time of the account's funding a copy of the Sub-Adviser's current relevant Form ADV Parts 2B and all information in such documents is complete and accurate in all material respects as of the date hereof and is in conformity in all material respects with applicable securities laws, rules and regulations. The Sub-Adviser hereby covenants and agrees to promptly deliver to the Adviser all amendments to its Form ADV as required by applicable law and Adviser hereby consents to electronic delivery of Form ADV and any amendments thereto sent to Adviser.

(c) The Sub-Adviser acknowledges and agrees that it has not received legal or regulatory advice from the Series, the Adviser or any of their respective employees or representatives, and is not entitled to rely on any statements or omissions by such employees or representatives regarding applicable law or regulation in satisfying its obligations hereunder, including its obligation to comply with all applicable laws and regulations.

(d) The Sub-Adviser has reviewed the most recent Registration Statement or amendment that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, and the principal investment strategies, principal risks, and investment limitations of the Series, the Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact, which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. With respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, the risks of the Series, and/or the investment strategies or theories of the Series, the Sub-Adviser represents and warrants that it: (i) has not and will not disclose to the Adviser or the Trust any untrue statement of a material fact or omit any statement of a material fact, which was required to be stated in such disclosure to make the statements contained therein, in light of the circumstances under which they were made, not misleading; and (ii) will promptly provide notice to the Adviser and Trust in the event that the Registration Statement contains any untrue statement of any material fact or omits any statement of a material fact, which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

13.	Representations and Warranties of the Adviser. The Adviser represents and warrants to the Sub-Adviser that: (i) it is registered as an investment adviser under the Advisers Act and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed, (ii) it is duly organized and validly existing, and is authorized to enter into this Agreement and to perform its obligations hereunder; (iii) neither the execution or delivery of this Agreement by the Adviser nor its performance of its obligations hereunder shall conflict with, violate, breach or constitute a default under any term or provision of its constituent or governing documents or any indenture, mortgage, deed of trust, instrument, agreement or other document to which the Adviser is a party or by which it is bound or to which any of its assets are subject or any applicable statute, law, rule, regulation, order or other legal requirement applicable to the Adviser or any of its assets; and (iv) the most recent Registration Statement or amendment, with respect to the disclosure about the Adviser or information relating, directly or indirectly, to the Adviser, the Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact, which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Adviser represents and warrants that notice of the Sub-Adviser's appointment has been given to the Series' custodian and the Adviser further represents and warrants that the Series is a qualified institutional buyer as that term is defined in Rule 144A under the Securities Act of 1933, as amended and that the Series is not a "restricted person" under Rule 5130 and Rule 5131 of the Financial Industry Regulatory Authority, Inc. ("FINRA") and thus is not prohibited from participating in the allocation of initial public offerings of equity securities offered by FINRA members.

14.          Certain Records.

(a) The Sub-Adviser agrees to maintain, in the form and for the period required by Rule 31a-2 under the 1940 Act or such longer period as the Adviser or Series may direct, all records relating to the Sub-Adviser’s services under this Agreement and the Series’ investments made by the Sub-Adviser as are required by Section 31 of the 1940 Act, and rules and regulations thereunder, and by other applicable legal provisions, including the Advisers Act, the 1934 Act, the CEA, and rules and regulations thereunder, and to preserve such records for the periods and in the manner required by that Section, and those rules, regulations, and legal provisions. In compliance with the requirements of Rule 31a-3 under the 1940 Act, any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act that are prepared or maintained by the Sub-Adviser on behalf of the Series are the property of the Series and a copy shall be provided promptly to the Series or the Adviser on request.

(b) The Sub-Adviser agrees that all accounts, books and other records maintained and preserved by it as required hereby directly relating to the Sub-Adviser's management of the Series shall be subject at any time, and from time to time, to such periodic, special and other examinations by the SEC, the Series’ auditors, the Series or any representative of the Series (including, without limitation, the Series’ Chief Compliance Officer), the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Adviser or the Series.

15.          Standard of Care and Liability of Sub-Adviser.

(a) The Sub-Adviser will exercise its best judgment and will act in good faith and use reasonable care and act in a manner consistent with applicable federal and state laws and regulations in rendering the services it has agreed to provide under this Agreement. The Sub-Adviser shall not be liable to the Trust, the Series, the Adviser or to any of their respective affiliates or to any shareholder for any error of judgment or for any loss suffered by the Series in connection with the performance of this Agreement, except for a loss resulting from the Sub-Adviser’s (i) willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of its obligations and duties hereunder, or (ii) material breach of this Agreement. The Sub-Adviser offers no guarantee of investment performance, profitability or that the performance objective will be met.

(b) In no event will the Sub-Adviser or its affiliates have any responsibility for any other fund of the Trust, for any portion of the Series not managed by the Sub-Adviser, or for the acts or omissions of any other sub-investment adviser to the Trust or Series.

(c) Nothing in this Section 15 shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

16.          Indemnification.

(a) Notwithstanding Section 15 of this Agreement and to the extent permissible under applicable law, the Sub-Adviser agrees to indemnify and hold harmless the Adviser, any affiliated person of the Adviser, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933 (the “1933 Act”), controls the Adviser (all of such persons being referred to as “Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which an Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Code, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities as Sub-Adviser of the Series, which: (i) is based upon any willful misfeasance, bad faith or gross negligence in the performance of the Sub-Adviser’s duties, or by reason of reckless disregard of the Sub-Adviser’s obligations and duties under this Agreement, or by any of its employees or representatives, or any affiliate of or any person acting on behalf of the Sub-Adviser; or (ii) is based upon any material breach of this Agreement, including but not limited to, a material breach of a representation or warranty herein; provided, however, that in no case shall the indemnity in favor of a Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(b) To the extent permissible under applicable law, the Adviser agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Code, under any other statute, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust, which: (i) is based upon any willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties or reckless disregard of the Adviser’s obligations and duties under this Agreement, or by any of its employees or representatives or any affiliate of or any person acting on behalf of the Adviser; or (ii) is based upon any material breach of this Agreement, including but not limited to, a material breach of a representation or warranty herein; provided, however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(c) The Sub-Adviser shall not be liable under Paragraph (a) of this Section 16 with respect to any claim made against an Adviser Indemnified Person unless such Adviser Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Adviser Indemnified Person (or after such Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability that it may have to the Adviser Indemnified Person against whom such action is brought otherwise than on account of this Section 16. In case any such action is brought against the Adviser Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Adviser Indemnified Person, to assume the defense thereof, with counsel reasonably satisfactory to the Adviser Indemnified Person. If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Adviser Indemnified Person would result in a conflict of interest and, therefore, would not, in the reasonable judgment of the Adviser Indemnified Person, adequately represent the interests of the Adviser Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Adviser Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Adviser Indemnified Person. The Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Adviser Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Adviser Indemnified Person.

(d) The Adviser shall not be liable under Paragraph (b) of this Section 16 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Adviser in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Adviser of any such claim shall not relieve the Adviser from any liability that it may have to the Sub-Adviser Indemnified Person against whom such action is brought otherwise than on account of this Section 16. In case any such action is brought against the Sub-Adviser Indemnified Person, the Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel reasonably satisfactory to the Sub-Adviser Indemnified Person. If the Adviser assumes the defense of any such action and the selection of counsel by the Adviser to represent both the Adviser and the Sub-Adviser Indemnified Person would result in a conflict of interest and, therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Adviser will, at its own expense, assume the defense with counsel to the Adviser and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Adviser and to the Sub-Adviser Indemnified Person. The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Adviser shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

17.          Duration and Termination.

(a) With respect to each Series identified on Schedule A hereto as in effect on the date of this Agreement, unless earlier terminated with respect to any Series, this Agreement shall continue in full force and effect until April 30, 2022. Thereafter, unless earlier terminated with respect to a Series, this Agreement shall continue in full force and effect with respect to each such Series for successive periods of one year until each subsequent annual anniversary of April 30, 2022, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board, provided that such continuance is also approved by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons, as defined in the 1940 Act, of the Trust (“Interested Persons”), cast in person at a meeting called for the purpose of voting on such approval, if and to the extent required by the 1940 Act or any rules or regulations thereunder, as may be modified or interpreted by any order of the SEC or interpretation or guidance issued by the SEC or its staff, or (ii) the “vote of a majority of the outstanding voting securities” of the Series (as defined in the 1940 Act).

(b) With respect to any Series that is added to Schedule A hereto after the date of this Agreement, this Agreement shall become effective on the later of (i) the date Schedule A is amended to reflect the addition of such Series under this Agreement or (ii) the date upon which the shares of the Series are first sold (hereinafter, the “Commencement Date”), subject to the condition that the Board, including a majority of the Trustees who are not parties to this Agreement or Interested Persons, and the shareholders of such Series, shall have approved this Agreement. Unless terminated earlier as provided herein with respect to any such Series, this Agreement shall continue in full force and effect until the first anniversary of April 30, 2022 that follows the first anniversary of the Commencement Date, but no later than two years from the Commencement Date with respect to that Series. Thereafter, unless earlier terminated with respect to a Series, this Agreement shall continue in full force and effect with respect to each such Series for successive periods of one year until each subsequent annual anniversary of April 30, 2022, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board, provided that such continuance is also approved by the vote of a majority of the Trustees who are not parties to this Agreement or Interested Persons, cast in person at a meeting called for the purpose of voting on such approval, if and to the extent required by the 1940 Act or any rules or regulations thereunder, as may be modified or interpreted by any order of the SEC or interpretation or guidance issued by the SEC or its staff, or (ii) a “vote of a majority of the outstanding voting securities” of such Series (as defined in the 1940 Act). However, any approval of this Agreement by the “vote of a majority of the outstanding voting securities” of a Series (as defined in the 1940 Act) shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by “a vote of a majority of the outstanding voting securities” of any other Series (as defined in the 1940 Act) or (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Series, unless such approval shall be required by any other applicable law or otherwise.

(c) Notwithstanding the foregoing, this Agreement may be terminated with respect to any Series covered by this Agreement: (i) by the Adviser at any time, upon 60 days’ written notice to the Sub-Adviser and the Trust, (ii) at any time without payment of any penalty by the Series, by the Board or a majority of the outstanding voting securities of the Series, upon 60 days’ written notice to the Sub-Adviser, or (iii) by the Sub-Adviser upon three months’ written notice unless the Trust or the Adviser requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Trust or Adviser not to exceed one additional month beyond the initial three-month notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Adviser and the Trust, in the event either the Sub-Adviser (acting in good faith) or the Adviser ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes incapable of providing investment management services pursuant to its respective contract with the Trust, or in the event the Adviser becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Adviser or the Series as required by the terms of this Agreement. For the avoidance of doubt, if this Agreement is terminated with respect to one or more Series it may continue in effect with respect to any Series as to which it has not been terminated.

(d) In the event of termination for any reason, a copy of all records of each Series for which this Agreement is terminated shall promptly be delivered to the Adviser or the Trust, free from any claim or retention of rights in such record by the Sub-Adviser. The Adviser acknowledges and agrees that the Sub-Adviser may retain copies of all records it maintains for the Series insofar as necessary to comply with applicable law and regulation or the order of any court, arbitration panel, regulatory or similar governmental authority having jurisdiction over the Sub-Adviser.

(e) This Agreement shall automatically terminate in the event of its assignment, as such term is described in the 1940 Act.

18.	Notices. Unless otherwise provided in this Agreement or otherwise agreed by the Adviser in writing, all notices and other communications hereunder shall be in writing. Notices and other writings delivered or mailed postage prepaid to the Adviser and the Trust at 10 Hudson Yards, New York, NY 10001, Attention: Chief Legal Officer, or to the Sub-Adviser at Massachusetts Financial Services Company, 111 Huntington Avenue, Boston, MA 02199, Attention: Institutional Client Service, e-mail: InstitutionalClientService@mfs.com, fax: 617-350-2189, or to such other address as the Adviser or the Sub-Adviser may hereafter specify by written notice to the most recent address specified by the other party, shall be deemed to have been properly delivered or given hereunder to the respective addressee as of the date on which they are delivered in writing, by hand, or by facsimile or, if mailed, five days after mailed by certified mail, post-paid, by return receipt requested to the other party at the principal office of such party.

To the fullest extent permitted by relevant law, (a) all requirements in this Agreement that any action taken be taken by means of any writing, including, without limitation, any instruction or notice, shall be deemed to be satisfied by means of any electronic record in such form that is mutually acceptable to the parties; and (b) all requirements in this Agreement that any writing be signed shall be deemed to be satisfied by any electronic signature in such form that is mutually acceptable to the parties.

19.          Confidentiality.

(a) Each party to this Agreement shall keep confidential any and all materials and information furnished by the other party in connection with this Agreement or otherwise obtained in connection with the non-disclosing party’s duties hereunder and shall not disclose any such information or materials to any third party or use such materials or information for any purpose other than performance of its responsibilities and duties hereunder or disclosures on a confidential basis by either party to its legal counsel, accountants, or other professional advisers solely to the extent that any such disclosure is made for a purpose contemplated by this Agreement (or as otherwise expressly agreed to in writing by the parties).

(b) The confidentiality provisions of this Section 19 will not apply to any information that either party hereto can show: (i) is or subsequently becomes publicly available without breach of any obligation owed to the other party; (ii) became known to either party from a source other than the other party, and without breach of an obligation of confidentiality owed to the other party; (iii) is independently developed by either party without reference to the information required by this Agreement to be treated confidentially; or (iv) is used by either party in order to enforce any of its rights, claims or defenses under, or as otherwise contemplated in, this Agreement. Nothing in this Section 19 will be deemed to prevent a party from disclosing any information received hereunder pursuant to any applicable law, rule or regulation or in response to a request from a duly constituted regulatory, self-regulatory or other judicial authority with appropriate jurisdiction over such party.

For the avoidance of doubt, each party acknowledges that, notwithstanding the foregoing, the Sub-Adviser may disclose information about the portfolio holdings of the Series to any consultant or prospective client that seeks information about the portfolio holdings of an account managed by the Sub-Adviser, provided, however, that any such disclosure (i) shall not identify the Series or provide information pursuant to which the identity of the Series may readily be ascertained and (ii) in instances where portfolio holdings are disclosed prior to the time at which the Sub-Adviser has made publicly available the holdings of substantially similar accounts managed by the Sub-Adviser, such disclosure may be made to such party only if such party executes an agreement under which it is prohibited from disclosing such portfolio holdings information and prohibited from otherwise using such information for its pecuniary benefit.

20.          Use of Names.

(a) The Sub-Adviser acknowledges and agrees that the names “Guardian,” “Guardian Variable Products Trust,” “Park Avenue Institutional Advisers LLC,” and abbreviations or logos associated with those names, are the valuable property of the Adviser or its affiliates; that the Trust, has the right to use such names, abbreviations and logos; and that the Sub-Adviser shall use the names “Guardian,” “Guardian Variable Products Trust,” “Park Avenue Institutional Advisers LLC,” and associated abbreviations and logos, only in connection with the Sub-Adviser’s performance of its duties hereunder. Further, in any communication with the public and in any marketing communications of any sort, the Sub-Adviser agrees to obtain prior written approval from the Adviser before using or referring to “Guardian,” “Guardian Variable Products Trust,” “Park Avenue Institutional Advisers LLC,” or the Series or any abbreviations or logos associated with those names. Notwithstanding the foregoing, the Adviser acknowledges that the Sub-Adviser may reference the Series on a representative client list and may use the performance of the Series in its composite performance.

(b) It is understood that the name “Massachusetts Financial Services Company” or “MFS Investment Management” or “MFS” and any derivative thereof or any logo associated with that name is the valuable property of the Sub-Adviser and that the Trust and the Adviser have the right to use such name (or derivative or logo), in the Trust’s prospectus, SAI and Registration Statement or other filings, forms or reports required under applicable state or federal securities, insurance, or other law, for so long as the Sub-Adviser is a Sub-Adviser to the Trust and/or the Series, provided, however, that the Trust may continue to use the name of the Sub-Adviser in its Registration Statement and other documents to the extent reasonably deemed necessary by the Trust to comply with disclosure obligations under applicable law and regulation. Neither the Trust nor the Adviser shall use the Sub-Adviser’s name or logo in promotional or sales related materials prepared by or on behalf of the Adviser or the Trust without prior review and approval by the Sub-Adviser, which approval may not be unreasonably withheld. Upon termination of this Agreement, the Trust and the Adviser shall forthwith cease to use such names (and logo), except as provided for herein.

Notwithstanding the foregoing, the Adviser may distribute information regarding the provision of sub-investment advisory services by the Sub-Adviser to the Board without the prior written consent of the Sub-Adviser.

21.	Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

22.	Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. To the extent required by applicable law, no amendment of this Agreement shall be effective until approved (i) by a vote of a majority of the Trustees who are not parties to this Agreement or Interested Persons of the Trust, and (ii) if the terms of this Agreement shall have changed, by a vote of a majority of the Series’ outstanding voting securities (except in the case of (ii), pursuant to the terms and conditions of the SEC order permitting it to modify this Agreement without such vote).

23.	Third-Party Beneficiaries. The Trust and the Series are intended third-party beneficiaries under this Agreement and are entitled to enforce this Agreement as if they were a party thereto. The parties to this Agreement do not intend for this Agreement to benefit any other third party, including without limitation a record owner or beneficial owner of shares of the Series. The terms of this Agreement may be enforced solely by a party to this Agreement, the Trust, and the Series.

24.	Survival. Sections 4, 8(b)(i), 8(b)(iv), 8(b)(vii), 8(b)(xi), 12, 13, 14, 15, 16, 17, 18, 19, 20, 23 and 27 shall survive the termination of this Agreement.

25.	Captions. The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

26.	Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

27.	Governing Law.

(a) This Agreement shall be construed in accordance with the laws of the State of New York, and in accordance with the applicable provisions of the 1940 Act and the rules and regulations thereunder. To the extent that the applicable laws of the State of New York or any provisions herein conflict with the applicable provisions of the 1940 Act, the latter shall control.

(b) Unless otherwise specifically stated herein, where the effect of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, the 1933 Act, the 1934 Act, the Advisers Act, any other federal securities law, or any rule or regulation thereunder, is altered by statutory amendment, an interpretation by the United States courts, by rules, regulations, orders or interpretations of the SEC, or interpretations or guidance of the SEC staff (including no-action letters), whether of special or general application, such provision, unless the Adviser otherwise notifies the Sub-Adviser in writing, shall be deemed to incorporate the effect of such statutory amendment, interpretation, guidance, rule, regulation, or order.

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized officers to execute this Agreement as of the day and year first written above.

PARK AVENUE INSTITUTIONAL ADVISERS LLC

By:	/s/ John H. Walter
Name:	John H. Walter
Title:	Senior Vice President, Chief Financial Officer

MASSACHUSETTS FINANCIAL SERVICES COMPANY d/b/a MFS INVESTMENT MANAGEMENT

By:	/s/ Carol Geremia

SCHEDULE A

to

Sub-Advisory Agreement between

Park Avenue Institutional Advisers LLC and

Massachusetts Financial Services Company
(d/b/a MFS Investment Management)

Dated June 30, 2020

Amended as of March 3, 2025

Series	Fee (as an annual percentage of average daily net assets of the Series):

Guardian All Cap Core VIP Fund	0.24% on first $500 million in assets; 0.20% for assets over $500 million
Guardian Total Return Bond VIP Fund	0.13%

LORD, ABBETT & CO. LLC

SUB-ADVISORY AGREEMENT

THIS SUB-ADVISORY AGREEMENT (this “Agreement”) is made as of August 8, 2016 by and between Park Avenue Institutional Advisers LLC, a Delaware limited liability company (the “Adviser”), and Lord, Abbett & Co. LLC, a Delaware limited liability company (the “Sub-Adviser”) and, as a third-party beneficiary hereto, Guardian Variable Products Trust, a Delaware statutory trust (the “Trust”).

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust is authorized to issue separate series, each of which may offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies, and limitations; and

WHEREAS, the Trust may offer shares of additional series in the future; and

WHEREAS, pursuant to an Investment Advisory Agreement (the “Investment Advisory Agreement”) by and between the Trust and the Adviser, the Trust has appointed the Adviser to furnish investment advisory and other services to the Trust on behalf of one or more of its series; and

WHEREAS, pursuant to authority granted to the Adviser under the Investment Advisory Agreement, and subject to the terms and provisions of this Agreement, the Adviser desires to retain the Sub-Adviser to furnish certain investment advisory services to one or more of the series of the Trust and manage such portion of the series as the Adviser shall from time to time direct, and the Sub-Adviser is willing to furnish such services in accordance with the terms and provisions of this Agreement; and

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the sufficiency of which is hereby acknowledged, the Adviser and the Sub-Adviser hereby agree as follows:

1.	Appointment of the Sub-Adviser. The Adviser hereby authorizes and appoints the Sub-Adviser as an investment sub-adviser with respect to the series, or a portion thereof, of the Trust as set forth on Schedule A hereto (the “Series”) for the period and on the terms set forth in this Agreement. To the extent that the Sub-Adviser is not providing advisory services to the entire Series, the term, “Series,” shall be interpreted for purposes of this Agreement to only include those assets of the Series over which the Sub-Adviser is directed by the Adviser to provide investment sub-advisory services. The Adviser may, in its sole discretion, allocate all, only a portion or none of a Series’ assets to the Sub-Adviser for management. The Sub-Adviser will be responsible for the investment of only the assets which the Adviser allocates to the Sub-Adviser for management under this Agreement, plus all investments, reinvestments and proceeds of the sale thereof, including, without limitation, all interest, dividends and appreciation on investments, less depreciation thereof and withdrawals by the Adviser therefrom. The Adviser shall have the right at any time to increase or decrease the allocation of the Series to the Sub-Adviser if the Adviser deems such increase or decrease appropriate. In the event the Adviser allocates to the Sub-Adviser less than all of the Series’ assets, the Sub-adviser, when fulfilling its duties under this Agreement, shall not be required to consider the activities of any other investment sub-adviser of the Series or the Trust. The Sub-Adviser accepts that appointment and agrees to render for the Series the services herein set forth, for the compensation herein provided.

2.	Duties as Sub-Adviser. Pursuant to this Agreement and subject to the supervision and direction of the Trust’s Board of Trustees (the “Board”) and direction and oversight of the Adviser, the Sub-Adviser shall, with respect to the Series, provide the Series with investment research, advice and furnish a continuous investment program for, and manage the investment and reinvestment of, the Series. In this regard, the Sub-Adviser shall, with respect to the Series, determine in its discretion the securities, cash and other financial instruments to be purchased, retained or sold for the Series within the provisions of this Agreement, all applicable laws, rules and regulations and the Trust’s registration statement, as it relates to the Series, on Form N-1A under the 1940 Act as amended from time to time, or any successor form thereto (the “Registration Statement”), including but not limited to, the parameters of the investment objective, policies, restrictions and guidelines applicable to the Series as provided in the Registration Statement (the “Investment Guidelines”). To the extent permitted by the Investment Guidelines, the Sub-Adviser is authorized, on behalf of each Series, to negotiate and finalize on behalf of the Series the terms of any account opening documents, prime brokerage, futures and other related agreements, any ISDA master agreement, master repurchase agreement, master securities lending agreement, master securities forward transaction agreement, or any other master swap or over-the-counter trading documentation, including any schedule or credit support annex thereto, any related clearing agreements or control agreements and any other agreement related to the foregoing (collectively, “Trading Agreements”). Upon the reasonable request of the Adviser, the Sub-Adviser shall provide a copy of any Trading Agreement to the Adviser prior to implementing it on behalf of a Series for the Adviser’s review and consent. The Sub-Adviser agrees to comply with any requirements with regard to terms and conditions of, or counterparties to, Trading Agreements, as the Adviser may specify from time to time, including requirements regarding the credit ratings or other characteristics of proposed counterparties. The Sub-Adviser is also authorized, on behalf of a Series, to (i) issue to brokers, banks and other entities instructions to purchase, sell, exchange, convert, trade, borrow, pledge and otherwise generally deal in and with any security instrument or other asset for the account of the Series; (ii) hire at the Sub-Adviser’s own expense, consultants, advisers, accountants, attorneys or any other person or firm performing similar functions, to assist the Sub-Adviser in providing services to the Series on any and all matters deemed appropriate by the Sub-Adviser, subject to the Trust/Adviser Procedures (as defined below), provided that the Sub-Adviser may not retain a sub-sub-investment adviser; and (iii) acknowledge the receipt of brokers’ risk disclosure statements, electronic trading disclosure statements and similar disclosures, in accordance with Trust procedures. The Sub-Adviser further agrees as follows:

(a) The Sub-Adviser, when fulfilling its duties under this Agreement, will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, and any applicable compliance policies or procedures of the Trust or the Adviser (“Trust/Adviser Procedures”), of which the Sub-Adviser has been sent a copy prior to providing any services to the applicable Series under this Agreement, as such Trust/Adviser Procedures may be revised or amended from time to time. In carrying out its duties under this Agreement, the Sub-Adviser will comply with the following policies and procedures:

(i) The Sub-Adviser will (1) manage each Series so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”), and (2) manage each Series so that no action or omission on the part of the Sub-Adviser shall cause a Series to fail to comply with the diversification requirements of Section 817(h) of the Code, and the regulations issued thereunder.

(ii) Unless otherwise instructed in writing by the Adviser, the Sub-Adviser will exercise voting rights with respect to securities held on behalf of the Series in accordance with written policies and procedures adopted by the Sub-Adviser pursuant to Rule 38a-1 under the 1940 Act, which may be amended from time to time, and which at all times shall comply with the requirements of applicable federal statutes and regulations and any related published guidance of the Securities and Exchange Commission (“SEC”) relating to such statutes and regulations (collectively, “Proxy Voting Policies and Procedures”). The Sub-Adviser shall vote proxies on behalf of a Series in a manner deemed by the Sub-Adviser to be in the best interests of the Series pursuant to the Sub-Adviser’s written Proxy Voting Policies and Procedures. The Sub-Adviser shall provide disclosure regarding the Proxy Voting Policies and Procedures in accordance with the requirements of Form N-1A for inclusion in the Registration Statement. The Sub-Adviser shall report to the Adviser in a timely manner a record of all proxies voted, in such form and format that complies with acceptable federal statutes and regulations (e.g., requirements of Form N-PX). The Sub-Adviser shall certify at least annually or more often as may reasonably be requested by the Adviser or the Board, as to its compliance with its own Proxy Voting Policies and Procedures and applicable federal statutes and regulations.

(iii) In connection with the purchase and sale of securities for each Series, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, CUSIP, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform their administrative and record keeping responsibilities with respect to the Series. With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the reasonably prompt transmission of the confirmation of such trades to the Series’ custodian and portfolio accounting agent.

(iv) The Sub-Adviser and its affiliates shall at no time have custody or physical control of any assets or cash of the Series. The parties acknowledge that the Sub-Adviser is not a custodian of the Series’ assets and will not take possession or custody of such assets.

(v) Regardless of whether the Sub-Adviser is registered with the National Futures Association as a commodity trading advisor, any commodity trading advice that the Sub-Adviser provides to a Series will be provided as if the Sub-Adviser were exempt from registration as a commodity trading advisor. The Sub-Adviser acknowledges that the each Series will rely on Commodity Futures Trading Commission (“CFTC”) Regulation 4.5 and shall manage each Series in a manner consistent with the representations contained in its notice of eligibility on file with the National Futures Association.

(vi) In furnishing services hereunder, the Sub-Adviser will not consult concerning transactions (in securities or other assets) entered into or proposed to be entered into for the Series with any other sub-adviser to (i) the Series, (ii) any other Series of the Trust or (iii) any other investment company holding itself out to investors as a related company to the Trust for purposes of investment or investor services. (Nothing in this Section 2(a)(vi) shall be deemed to prohibit the Sub-Adviser from consulting with any of the other sub-advisers concerning compliance with paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act. In addition, nothing herein shall be deemed to prohibit the Adviser and the Sub-Adviser from consulting with each other concerning transactions for the Series in securities or other assets.)

(b) On behalf of the Series, the Adviser hereby authorizes any entity or person associated with the Sub-Adviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Series which is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and Rule 11a2-2(T) thereunder, and on behalf of the Series, the Adviser hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Sub-Adviser agrees that it will not deal with itself, or with members of the Board or any principal underwriter of the Series, as principals or agents in making purchases or sales of securities or other property for the account of the Series, nor will the Sub-Adviser purchase any securities from an underwriting or selling group in which the Sub-Adviser or its affiliates is participating, or arrange for purchases and sales of securities between the Series and another account advised by the Sub-Adviser or its affiliates, except in each case as permitted under the 1940 Act and in accordance with such policies and procedures as may be adopted by the Series from time to time and disclosed to the Sub-Adviser, and will comply with all other provisions of the Trust’s then-current Registration Statement, relative to the Series and the Sub-Adviser and its directors, members, officers and employees.

3.	Series Transactions.

(a) In connection with purchases and sales of portfolio securities and other instruments for the account of the Series, neither the Sub-Adviser nor its affiliated persons (as defined in the 1940 Act) or any of their respective partners, officers or employees shall act as principal, except as otherwise permitted by the 1940 Act. The Sub-Adviser or its agents shall place of orders for the purchase and sale of portfolio securities and other financial instruments for the Series’ account by making arrangements either directly with the issuer or with any counterparty.

(b) In the selection of brokers or dealers and the placing of such orders, the Sub-Adviser, subject to its receipt of any written instructions from the Series or the Adviser, is directed at all times to seek to obtain the best execution for the Series, taking into account: price (including, but not limited to, the applicable brokerage commission or dollar spread); the size of the order; the nature of the market for the security; the timing of the transaction; the reputation, experience and financial stability of the broker-dealer involved; the quality of the service; the difficulty of execution; the execution capabilities and operational facilities of the firm involved; the firm’s risk in positioning a block of securities; and any other factors set forth in a Series’ Registration Statement or the Sub-Adviser’s Form ADV (“Best Execution”). With respect to trading in restricted currencies or when foreign exchange trading has been otherwise delegated to the Series’ custodian, however, the Sub-Adviser shall not be primarily responsible for ensuring Best Execution. It is understood that it may be desirable for the Series that the Sub-Adviser have access to supplemental investment and market research and security and economic analyses that are consistent with Section 28(e) of the 1934 Act and are provided by brokers who may execute brokerage transactions at a higher cost to the Series than may result when allocating brokerage to other brokers on the basis of seeking Best Execution. Therefore, subject to compliance with the safe harbor provided by Section 28(e) of the 1934 Act and such other conditions and limitations as may be established by the Adviser and the Board from time to time, if any, the Sub-Adviser is authorized to consider such services provided to the Series and other accounts over which the Sub-Adviser or any of its affiliates exercises investment discretion and to place orders for the purchase and sale of securities for the Series with such brokers, if the Sub-Adviser determines in good faith that the amount of commissions for executing such portfolio transactions is reasonable in relation to the value of the brokerage and research services provided by such brokers, subject to review by the Adviser and the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with its services to other clients. The Sub-Adviser shall cooperate with the Adviser and the Series in the analysis of the quality of the execution of its trades and provide, upon reasonable request from the Series or the Adviser, information on brokerage and research services obtained. The Sub-Adviser may, on occasions when it deems the purchase or sale of a security to be in the best interests of the Series as well as its other clients, aggregate, to the extent permitted by applicable laws, rules and regulations, the securities to be sold or purchased in order to obtain Best Execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Sub-Adviser in a manner that is equitable over time and consistent with its obligations to the Series. The Board may from time to time adopt policies and procedures that modify and/or restrict the Sub-Adviser’s authority regarding the execution of the Series’ portfolio transactions provided herein.

(c) The Sub-Adviser will be responsible for meeting the Sub-Adviser’s regulatory obligations, including the preparation and filing of such reports with respect to the assets of a Series reflecting holdings over which the Sub-Adviser or its affiliates have investment discretion as may be required from time to time, including but not limited to Schedule 13G and Form 13F under the 1934 Act. For purposes of all applicable filing requirements under the 1934 Act, including without limitation Sections 13(d) and (g), and other laws, the Sub-Adviser shall be deemed to have sole investment discretion with respect to all securities held in the Series. If any investments made by the Sub-Adviser on behalf of the Series are required to be disclosed in any other reports to be filed by the Sub-Adviser with any governmental or self-regulatory agency or organization or exchange, the Sub-Adviser shall provide the Adviser with reasonably prompt written notice thereof, setting forth in reasonable detail the nature of the report and the investments of the Series to be reported.

(d) The Series or Trust may establish one or more wholly-owned subsidiaries of the Series or Trust through which the Series may conduct a significant portion of its commodities investing activities or for other investment purposes.

4.            Compensation of the Sub-Adviser.

(a) For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Agreement, Adviser, not the Series, shall pay to the Sub-Adviser a fee, computed daily and payable monthly, in arrears, at an annual percentage rate of the average daily net assets of the Series in accordance with the schedule attached hereto as Schedule A.

(b) If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs.

5.	Expenses. The Sub-Adviser agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement. The Series shall be responsible for payment of brokerage commissions, transfer fees, registration costs, transaction-related taxes and other similar costs and transaction-related expenses and fees arising out of transactions effected on behalf of the Series, which shall be deducted from the assets of the Series. Subject to the foregoing, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement, including without limitation, all costs associated with attending or otherwise participating in regular or special meetings of the Board or shareholders, or with the Adviser, as requested, and additions or modifications to the Sub-Adviser’s operations necessary to perform its services hereunder in compliance with this Agreement, the Investment Guidelines, any other Trust/Adviser Procedures and applicable law. The Sub-Adviser shall be responsible for all costs associated with any information statements and/or other disclosure materials that are proximately caused by the Sub-Adviser or any affiliate of the Sub-Adviser (including, but not limited to, the legal fees associated with preparation, printing, filing and mailing thereof, as well as any shareholder meeting and/or solicitation costs, if applicable).

6.            Delivery of Information, Reports and Certain Notifications.

(a) The Adviser agrees to furnish to the Sub-Adviser current prospectuses, statements of additional information, proxy statements, reports to shareholders, financial statements, the Declaration of Trust, the By-Laws, any amendments or supplements to any of the foregoing; and such other information with regard to the affairs of the Series as the Sub-Adviser may reasonably request.

(b) The Sub-Adviser shall report to the Adviser and to the Board and shall make appropriate persons, including portfolio managers, available for the purpose of reviewing with representatives of the Adviser and the Board on a regular basis at reasonable times the management of the Series, including the performance of the Series, as requested by the Adviser. The Sub-Adviser agrees to render to the Adviser such other periodic and special reports on a timely basis regarding its activities under this Agreement as the Adviser may reasonably request.

(c) The Sub-Adviser will make available to the Series and the Adviser, on a timely basis as the Adviser may reasonably request, any of the Series’ investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Series) as are necessary to assist the Series and the Adviser to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the “Advisers Act”), as well as other applicable laws. The Sub-Adviser shall cooperate with the Adviser with respect to any requests from regulatory authorities having the requisite authority and provide the Adviser and the Trust, on a timely basis as the Adviser may reasonably request, with information or reports in connection with services provided pursuant to this Agreement which may be requested in order to ascertain whether the operations of the Series are being conducted in a manner consistent with applicable laws and regulations.

(d) The Sub-Adviser shall provide the Adviser, the Series or the Board with such information and assurances (including certifications and sub-certifications), on a timely basis as the Adviser may reasonably request, and shall provide the Adviser, the Series, or the Board with such assistance as the Adviser, the Trust, on behalf of the Series, or the Board may reasonably request from time to time in order to assist in compliance with applicable laws, rules, regulations and exemptive orders, including but not limited to, requirements in connection with the Adviser’s, the Sub-Adviser’s or the Board’s fulfillment of their responsibilities under Section 15(c) of the 1940 Act, Rules 17j-1 and 38a-1 under the 1940 Act, and the preparation and/or filing of periodic and other reports and filings required to maintain the registration and qualification of the Series, or to meet other regulatory or tax requirements applicable to the Series, under federal and state securities, commodities and tax laws and other applicable laws. The Sub-Adviser shall review, when provided by the Trust or the Adviser, draft reports to shareholders, Registration Statements or amendments or supplements thereto or portions thereof that relate to the Series or the Sub-Adviser and other documents provided to the Sub-Adviser, provide comments on such drafts on a timely basis as the Adviser may reasonably request, and provide certifications or sub-certifications on a timely basis as the Adviser may reasonably request as to the accuracy of the information provided by the Sub-Adviser and/or information contained in such reports or other documents that is subject to the Sub-Adviser’s review.

(e) The Sub-Adviser agrees to provide and update on request, on a timely basis as the Adviser may reasonably determine, but no less frequently than quarterly, a list of all the affiliates of the Sub-Adviser, and to promptly notify the Adviser and the Series of any change of control of those affiliates.

(f) The Sub-Adviser agrees to provide, on a timely basis as the Adviser may reasonably request, any and all material composite performance information, records and supporting documentation about accounts the Sub-Adviser manages, if appropriate, which are relevant to the Series and that have investment objectives, policies, and strategies substantially similar to those employed by the Sub-Adviser in managing the Series that may be reasonably necessary, under applicable laws, to allow the Series or its agent to present information concerning the Sub-Adviser’s prior performance in the Registration Statement of the Series and any permissible reports and materials prepared by the Series or its agent, including proxy statements and information statements.

7.            Cooperation with the Series, the Adviser and Other Service Providers.

(a) The Sub-Adviser agrees to cooperate with and provide reasonable assistance to the Adviser, the Series, the Series’ custodian, accounting agent, administrator, pricing agents, independent auditors and all other agents, representatives and service providers of the Series and the Adviser, and to provide the foregoing persons such information with respect to the Series as they may reasonably request from time to time in the performance of their obligations; provide prompt responses to reasonable requests made by such persons; and establish and maintain appropriate operational programs, procedures and interfaces with such persons so as to promote the efficient exchange of information and compliance with applicable laws, rules and regulations, and the guidelines, policies and procedures adopted or implemented with respect to the Series and/or the Sub-Adviser.

(b) Without limiting the generality of the foregoing and in furtherance thereof, the Sub-Adviser shall report to the Series’ custodian and accounting agent all trades it has caused the Series to enter into and related positions in the Series daily (in such form and at such times as specified by the Series’ custodian and accounting agent), including any trade it has entered into for which it has not received confirmation, and shall also request each executing broker and counterparty to deliver its own such transaction and position reporting, and any reasonably requested information related to any corporate action relevant to the investments of the Series (in such form and at such times as specified by the Series’ custodian and accounting agent).

(c) On request of the Trust or Adviser, the Sub-Adviser shall provide reasonable and prompt assistance to the Board, the Adviser, the custodian or administrator for the Series in determining or confirming, consistent with the Trust/Adviser Procedures and the Registration Statement, the value of any portfolio securities or other assets or liabilities of the Series for which the Adviser, custodian or administrator seeks assistance from the Sub-Adviser or identifies for review by the Sub-Adviser. When providing such assistance, the Sub-Adviser shall promptly notify the Adviser if, for any reason, the Sub-Adviser believes that a provided price of any security or other investment in the Series materially varies from the value thereof. The Trust and the Adviser acknowledge and agree that the Adviser, on behalf of the Series, remains primarily responsible for valuing Series assets and that the Sub-Advisor shall not be responsible for serving as the Series’ pricing or valuation agent.

(d) The Sub-Adviser agrees that it shall certify to the Series, on a timely basis at the Trust’s or Adviser’s reasonable request pertaining to each completed calendar quarter, whether it has complied with all of the Investment Guidelines, all applicable laws and regulations and other conditions and agreements contained herein during the prior calendar quarter.

(e) In connection with assets for which trading has been delegated to the Sub-Adviser, the Sub-Adviser shall provide necessary support to the Series and the Adviser in preparing and presenting the Series’ financial statements, and in doing so shall be responsible for applying appropriate accounting and financial reporting principles and maintaining policies and internal controls and procedures, including internal controls over financial reporting, designed to assure compliance with generally accepted accounting principles (GAAP) and applicable laws and regulations.

(f) The Sub-Adviser shall further notify the Adviser promptly upon detection of any trade error resulting in a loss.

(g) Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC, CFTC and state regulators) in connection with any investigation or inquiry relating to this Agreement or the Series.

(h) From time to time the Adviser may seek the assistance of the Sub-Adviser, and the Sub-Adviser shall cooperate to provide reasonable assistance to the Adviser, in connection with the development of written and/or printed materials, including but not limited to, PowerPoint® or slide presentations, news releases, advertisements, brochures, fact sheets and other promotional, informational or marketing materials (the “Marketing Materials”) for internal use or public dissemination, that are produced or for use or reference by the Adviser, its affiliates or other designees, broker-dealers or the public in connection with the Series. The Sub-Adviser shall review and respond to draft Marketing Materials provided to it by the Adviser for review and comment on a timely basis as the Adviser may reasonably request.

8.            Compliance.

(a) The Sub-Adviser shall notify the Adviser reasonably promptly of detection of any material breach of any of the Investment Guidelines, Trust/Adviser Procedures, the Registration Statement and of any material violation of any applicable law or regulation, including the 1940 Act, the CEA and Subchapter M of the Code, as applicable, relating to the Series. The Sub-Adviser shall also notify the Adviser reasonably promptly upon detection of any material violations of the Sub-Adviser’s own compliance policies and procedures that relate to (i) its advisory services rendered to the Series, or (ii) its activities as investment adviser generally to the extent such violation is material to the Series, whether alone or among other advisory clients of the Sub-Advisor.

(b) The Sub-Adviser shall notify the Adviser and the Trust reasonably promptly in writing of the occurrence of any of the following events: (i) any material breach of this Agreement; (ii) any of the representations and warranties of the Sub-Adviser contained herein becomes untrue after the execution of this Agreement; (iii) any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or other applicable law, rule or regulation or if the Sub-Adviser becomes aware that it is or likely may become subject to any statutory disqualification pursuant to Section 9(b) of the 1940 Act or otherwise that prevents the Sub-Adviser from serving as an investment adviser or performing its duties pursuant to this Agreement; (iv) the Sub-Adviser shall have been served or otherwise becomes aware of any action, suit, proceeding, inquiry or investigation applicable to it, at law or in equity, before or by any court, public board or body, involving or in any way relevant to the affairs of the Series; (v) any proposed change in control of the Sub-Adviser; (vi) any proposed assignment of this Agreement; (vii) the Sub-Adviser becomes aware of any material fact respecting or relating to the Sub-Adviser or the investment strategies of the Series that is not contained in the Registration Statement, as amended and supplemented from time to time, regarding the Series, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement respecting or relating to the Sub-Adviser, the Sub-Adviser’s investment strategies or the Series contained therein that becomes untrue in any material respect; (viii) any change in the Sub-Adviser’s financial condition which could materially impact its abilities to perform its duties hereunder, including a material reduction in the amount of coverage under the Sub-Adviser’s errors and omissions or professional liability insurance coverage relating to performance under this Agreement; (ix) Sub-Adviser becomes aware of any event or circumstance that could reasonably constitute (or will constitute with the passage of time) a default, event of default, or termination event (or equivalent event or circumstance, however defined) under any Trading Agreement or otherwise with respect to the Series, and Sub-Adviser hereby agrees to use its best efforts to monitor the occurrence of any such event or circumstance; (x) any change in the Sub-Adviser’s status as a registered CTA or member of the National Futures Association (“NFA”) or, if the Sub-Adviser is relying on an exemption or exclusion from registration as a CTA, of any event that will make it ineligible for such exemption or exclusion; and (xi) the Sub-Adviser receives a finding of a material deficiency from the SEC in an exam that relates directly to the management of the Series.

(c) The Sub-Adviser represents and warrants that it has adopted and implemented written policies and procedures, as required by: (i) Rule 206(4)-7 under the Advisers Act that are reasonably designed to prevent violations of the Advisers Act and the rules thereunder by the Sub-Adviser and its supervised persons (the “Advisers Act Compliance Procedures”); and (ii) Rule 38a-1 under the 1940 Act, with respect to the Sub-Adviser and the Series, that are reasonably designed to prevent violations of the federal securities laws, as defined in Rule 38a-1, by the Sub-Adviser, its employees, officers, and agents (the “Series Compliance Procedures”). The Sub-Adviser represents and warrants that it has provided the Adviser and the Trust with summaries of the Advisers Act Compliance Procedures and the Series Compliance Procedures and will permit the Series’ Chief Compliance Officer to conduct reviews and oversight of such policies and procedures in accordance with Rule 38a-1 under the 1940 Act. The Sub-Adviser shall within five business days notify the Adviser, the Series’ Chief Compliance Officer, and the Trust of any material changes to (including policies added to or deleted from) its Advisers Act Compliance Procedures, Series Compliance Procedures or any other policies or procedures as they otherwise pertain to activities performed for or on behalf of the Series. The Series, the Adviser, or the Series’ Chief Compliance Officer may make any reasonable request for the provision of information or for other cooperation from the Sub-Adviser with respect to the Sub-Adviser’s duties under this Agreement, and the Sub-Adviser shall use its best efforts to promptly comply with such request, including without limitation furnishing the Series, the Adviser, or the Series’ Chief Compliance Officer with such documents, reports, data and other information as the Series may reasonably request regarding transactions on behalf of the Series, the Sub-Adviser’s performance hereunder or compliance with the terms hereof, and participating in such meetings (and on-site visits among representatives of the Series and the Sub-Adviser) as the Series may reasonably request. The Sub-Adviser agrees to maintain and implement the Advisers Act Compliance Procedures and the Series Compliance Procedures.

(d) The Sub-Adviser represents and warrants that it has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Section 204A of the Advisers Act and has provided the Series with a copy of the code of ethics and evidence of its adoption, and will within five business days notify the Sub-Adviser of any changes to (including policies added to or deleted from) its code of ethics that are material as they relate to the Series. Within 30 days of the end of the last calendar quarter of each year while this Agreement is in effect, the Sub-Adviser or the Sub-Adviser’s Chief Compliance Officer shall, upon the written request of the Series, certify to the Series whether the Sub-Adviser has materially complied with the requirements of Rule 17j-1 and Section 204A during the previous year and that there has been no material violation of the Sub-Adviser’s code of ethics as it relates to the Series or, if such a violation has occurred, the action taken in response to such violation and that Sub-Adviser has provided a written report to the Adviser and the Series regarding the violation. Upon the written request of the Series, the Adviser, or the Series’ Chief Compliance Officer, the Sub-Adviser shall permit the Series, the Adviser, and their employees or agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(d)(1).

(e) The Sub-Adviser shall use commercially reasonable efforts to maintain business continuity, disaster recovery and backup capabilities and facilities necessary to perform its obligations hereunder with minimal disruptions or delays. On a timely basis as the Adviser may reasonably request, the Sub-Adviser shall provide to the Adviser access to its written business continuity, disaster recovery and backup plan(s) or sufficient information and written certification regarding such plans with respect to the Series to satisfy the Adviser’s and Series’ reasonable inquiries and to assist the Series in complying with Rule 38a-1 under the 1940 Act. The Sub-Adviser shall notify the Adviser, as soon as practicable by telephone, electronic mail or such other reasonable method of prompt communication as may be available under the circumstances, of the occurrence of any event requiring the Sub-Adviser to implement any procedures relating to the Sub-Adviser’s obligations under this Agreement under any such plans.

(f) The Sub-Adviser represents and warrants that it has adopted and will maintain cybersecurity measures with respect to its obligations hereunder consistent with SEC guidelines and shall notify the Adviser and the Series reasonably promptly of any material breach of information with respect to the Series.

9.	Insurance. The Sub-Adviser shall maintain errors and omissions insurance coverage and fidelity insurance coverage, each in amounts consistent with its obligations under this Agreement, and from insurance providers that are in the business of regularly providing insurance coverage to investment advisers with a credit rating acceptable to the Adviser. The Sub-Adviser shall provide written notice to the Adviser (i) of any changes in its insurance policies or insurance coverage that are material to the Series or Adviser; or (ii) if any claims that are material to the Series or Adviser are made on its insurance policies. Furthermore, it shall upon request provide to the Adviser any information it may reasonably require concerning the amount of or scope of such insurance.

10.	Status of the Sub-Adviser. The Sub-Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for or represent the Series in any way or otherwise be deemed an agent of the Adviser or the Series.

11.	Services Not Exclusive. Nothing in this Agreement shall limit or restrict the right of the Sub-Adviser, the Adviser, the Series, the Trust, or any of their respective directors, members, officers, affiliates or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

12.          Additional Representations and Warranties of the Sub-Adviser.

(a) The Sub-Adviser represents and warrants to the Adviser that: (i) it is registered as an investment adviser under the Advisers Act and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed; (ii) it is either appropriately registered with the CFTC as a CTA and is a member of the NFA or is exempt or excluded from CFTC registration requirements; (iii) it will maintain each such registration, license or membership in effect at all times during the term of this Agreement, and will obtain and maintain such additional governmental, self-regulatory, exchange or other licenses, approvals and/or memberships and file and maintain effective such other registrations, as may be required to enable the Sub-Adviser to perform its obligations under this Agreement; (iv) it is duly organized and validly existing, and is authorized to enter into this Agreement and to perform its obligations hereunder and this Agreement has been duly executed and delivered by the Sub-Adviser; (v) this Agreement is enforceable against the Sub-Adviser in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles; and (vi) neither the execution or delivery of this Agreement by the Sub-Adviser nor its performance of its obligations hereunder shall conflict with, violate, breach or constitute a default under any term or provision of its constituent or governing documents or any indenture, mortgage, deed of trust, instrument, agreement or other document to which the Sub-Adviser is a party or by which it is bound or to which any of its assets are subject or any applicable statute, law, rule, regulation, order or other legal requirement applicable to the Sub-Adviser or any of its assets.

(b) The Sub-Adviser represents and warrants that it has delivered to the Series at least 48 hours prior to the execution of this Agreement a copy of the Sub-Adviser’s current Form ADV (Parts 1 and 2) and all information in such document is complete and accurate in all material respects as of the date hereof and is in conformity in all material respects with applicable securities laws, rules and regulations. The Sub-Adviser hereby covenants and agrees to deliver reasonably promptly to the Series and the Adviser all amendments to its Form ADV that are material to the Series.

(c) The Sub-Adviser acknowledges and agrees that it has not received legal or regulatory advice from the Series, the Adviser or any of their respective employees or representatives, and is not entitled to rely on any legal or regulatory advice from such employees or representatives in satisfying its obligations hereunder, including its obligation to comply with all applicable laws and regulations.

(d) The Sub-Adviser has reviewed the Registration Statement or amendment thereto as provided by the Trust or the Adviser that contains disclosure about the Sub-Adviser, and represents and warrants that the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, and the principal investment strategies and principal risks of the Series (together, the “Sub-Adviser-Related Disclosure”) contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact, which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. With respect to the Sub-Adviser-Related Disclosure, the Sub-Adviser represents and warrants that it: (i) has not and will not disclose to the Adviser or the Trust any untrue statement of a material fact or omit any statement of a material fact, which was required to be stated in such disclosure to make the statements contained therein, in light of the circumstances under which they were made, not misleading; and (ii) will promptly provide notice to the Adviser and Trust in the event that the Registration Statement contains any untrue statement of any material fact or omits any statement of a material fact, which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

13.	Representations and Warranties of the Adviser. The Adviser represents and warrants to the Sub-Adviser that: (i) it is registered as an investment adviser under the Advisers Act and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed, (ii) it is duly organized and validly existing, and is authorized to enter into this Agreement and to perform its obligations hereunder; (iii) neither the execution or delivery of this Agreement by the Adviser nor its performance of its obligations hereunder shall conflict with, violate, breach or constitute a default under any term or provision of its constituent or governing documents or any indenture, mortgage, deed of trust, instrument, agreement or other document to which the Adviser is a party or by which it is bound or to which any of its assets are subject or any applicable statute, law, rule, regulation, order or other legal requirement applicable to the Adviser or any of its assets; and (iv) the most recent Registration Statement or amendment, with respect to the disclosure about the Adviser or information relating, directly or indirectly, to the Adviser, the Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact, which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

14.           Certain Records.

(a) The Sub-Adviser agrees to maintain, in the form and for the period required by Rule 31a-2 under the 1940 Act or such longer period as the Adviser or Series reasonably may direct in writing, all records that relate to the Sub-Adviser’s services under this Agreement and the Series’ investments made by the Sub-Adviser and that are required of the Sub-Adviser by Section 31 of the 1940 Act, and rules and regulations thereunder, and by other applicable legal provisions, including the Advisers Act, the 1934 Act, the CEA, and rules and regulations thereunder, and the Trust/Adviser Procedures, and to preserve such records for the periods and in the manner required by that Section, and those rules, regulations, legal provisions and the Trust/Adviser Procedures; provided, however, that the Adviser agrees to maintain all records of the Series not related to Series transactions directed by Sub-Adviser. In compliance with the requirements of Rule 31a-3 under the 1940 Act, any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act that are prepared or maintained by the Sub-Adviser on behalf of the Series are the property of the Series and a copy shall be provided reasonably promptly to the Series or the Adviser on request.

(b) The Sub-Adviser agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such periodic, special and other examinations by the SEC, the Series’ auditors, the Series or any representative of the Series (including, without limitation, the Series’ Chief Compliance Officer), the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Adviser or the Series.

15.          Standard of Care and Liability of Sub-Adviser.

(a) The Sub-Adviser shall fully and faithfully discharge all its obligations, duties and responsibilities pursuant to this Agreement, (i) solely in the best interest of the Series and its shareholders, and (ii) in good faith and with the due care, skill, prudence, and diligence under the circumstances then prevailing that a prudent, professional fiduciary investment adviser acting in a like capacity, would use in the conduct of an enterprise of a like character and with like aims. The Sub-Adviser shall not be liable to the Trust, the Series, the Adviser or to any of their respective affiliates or to any shareholder for any error of judgment or for any loss suffered by the Series in connection with the performance of this Agreement, except for a loss caused by the Sub-Adviser’s (i) willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of its obligations and duties hereunder, or (ii) material breach of this Agreement.

(b) In no event will the Sub-Adviser or its affiliates have any responsibility for any other fund of the Trust, for any portion of the Series not managed by the Sub-Adviser, or for the acts or omissions of any other sub-investment adviser to the Trust or Series.

(c) Nothing in this Section 15 shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

16.          Indemnification.

(a) Notwithstanding Section 15 of this Agreement and to the extent permissible under applicable law, the Sub-Adviser agrees to indemnify and hold harmless the Adviser, any affiliated person of the Adviser, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933 (the “1933 Act”), controls the Adviser (all of such persons being referred to as “Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other litigation expenses) which an Adviser Indemnified Person suffers under the 1933 Act, the 1940 Act, the Advisers Act, the Code, under any other statute, at common law or otherwise, caused by the Sub-Adviser’s: (i) willful misfeasance, bad faith or gross negligence in the performance of the Sub-Adviser’s duties, or by reason of reckless disregard of the Sub-Adviser’s obligations and duties under this Agreement, or by any of its employees or representatives, or any affiliate of or any person acting on behalf of the Sub-Adviser; or (ii) a material breach of this Agreement, including but not limited to, a breach of a representation or warranty herein; provided, however, that in no case shall the indemnity in favor of a Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(b) To the extent permissible under applicable law, the Adviser agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other litigation expenses) which a Sub-Adviser Indemnified Person suffers under the 1933 Act, the 1940 Act, the Advisers Act, the Code, under any other statute, at common law or otherwise, caused by the Adviser’s: (i) willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties or reckless disregard of the Adviser’s obligations and duties under this Agreement, or by any of its employees or representatives or any affiliate of or any person acting on behalf of the Adviser; or (ii) a material breach of this Agreement, including but not limited to, a breach of a representation or warranty herein; provided, however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(c) The Sub-Adviser shall not be liable under Paragraph (a) of this Section 16 with respect to any claim made against an Adviser Indemnified Person unless such Adviser Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Adviser Indemnified Person (or after such Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability that it may have to the Adviser Indemnified Person against whom such action is brought otherwise than on account of this Section 16. In case any such action is brought against the Adviser Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Adviser Indemnified Person, to assume the defense thereof, with counsel reasonably satisfactory to the Adviser Indemnified Person. If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Adviser Indemnified Person would result in a conflict of interest and, therefore, would not, in the judgment of a reasonable person, adequately represent the interests of the Adviser Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Adviser Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Adviser Indemnified Person. The Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Adviser Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Adviser Indemnified Person.

(d) The Adviser shall not be liable under Paragraph (b) of this Section 16 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Adviser in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Adviser of any such claim shall not relieve the Adviser from any liability that it may have to the Sub-Adviser Indemnified Person against whom such action is brought otherwise than on account of this Section 16. In case any such action is brought against the Sub-Adviser Indemnified Person, the Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel reasonably satisfactory to the Sub-Adviser Indemnified Person. If the Adviser assumes the defense of any such action and the selection of counsel by the Adviser to represent both the Adviser and the Sub-Adviser Indemnified Person would result in a conflict of interest and, therefore, would not, in the judgment of a reasonable person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Adviser will, at its own expense, assume the defense with counsel to the Adviser and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Adviser and to the Sub-Adviser Indemnified Person. The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Adviser shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

Notwithstanding any other provision of this Agreement, neither the Series, the Adviser nor the Sub-Adviser shall be obligated to make any indemnification payment in respect of any settlement as to which such party has not been notified and provided its consent, which consent shall not be unreasonably withheld.

17.          Duration and Termination.

(a) With respect to each Series identified on Schedule A hereto as in effect on the date of this Agreement, unless earlier terminated with respect to any Series, this Agreement shall continue in full force and effect until April 30, 2018. Thereafter, unless earlier terminated with respect to a Series, this Agreement shall continue in full force and effect with respect to each such Series for successive periods of one year until each subsequent annual anniversary of April 30, 2018, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board, provided that such continuance is also approved by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons, as defined in the 1940 Act, of the Trust (“Interested Persons”), cast in person at a meeting called for the purpose of voting on such approval, or (ii) the “vote of a majority of the outstanding voting securities” of the Series (as defined in the 1940 Act).

(b) With respect to any Series that is added to Schedule A hereto after the date of this Agreement, this Agreement shall become effective on the later of (i) the date Schedule A is amended to reflect the addition of such Series under this Agreement or (ii) the date upon which the shares of the Series are first sold (hereinafter, the “Commencement Date”), subject to the condition that the Board, including a majority of the Trustees who are not parties to this Agreement or Interested Persons, and the shareholders of such Series, shall have approved this Agreement. Unless terminated earlier as provided herein with respect to any such Series, this Agreement shall continue in full force and effect until the first anniversary of April 30, 2018 that follows the first anniversary of the Commencement Date, but no later than two years from the Commencement Date with respect to that Series. Thereafter, unless earlier terminated with respect to a Series, this Agreement shall continue in full force and effect with respect to each such Series for successive periods of one year until each subsequent annual anniversary of April 30, 2018, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board, provided that such continuance is also approved by the vote of a majority of the Trustees who are not parties to this Agreement or Interested Persons, cast in person at a meeting called for the purpose of voting on such approval, or (ii) a “vote of a majority of the outstanding voting securities” of such Series (as defined in the 1940 Act). However, any approval of this Agreement by the “vote of a majority of the outstanding voting securities” of a Series (as defined in the 1940 Act) shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by “a vote of a majority of the outstanding voting securities” of any other Series (as defined in the 1940 Act) or (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Series, unless such approval shall be required by any other applicable law or otherwise.

(c) Notwithstanding the foregoing, this Agreement may be terminated with respect to any Series covered by this Agreement: (i) by the Adviser at any time, upon 60 days’ written notice to the Sub-Adviser and the Trust, (ii) at any time without payment of any penalty by the Series, by the Board or a majority of the outstanding voting securities of the Series, upon 60 days’ written notice to the Sub-Adviser, or (iii) by the Sub-Adviser upon three months’ written notice unless the Trust or the Adviser requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Trust or Adviser not to exceed three additional months beyond the initial three-month notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Adviser and the Trust, in the event either the Sub-Adviser (acting in good faith) or the Adviser ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes incapable of providing investment management services pursuant to its respective contract with the Trust, or in the event the Adviser becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Adviser or the Series as required by the terms of this Agreement. For the avoidance of doubt, if this Agreement is terminated with respect to one or more Series it may continue in effect with respect to any Series as to which it has not been terminated.

(d) In the event of termination for any reason, a copy of all records of each Series for which this Agreement is terminated shall be delivered to the Adviser or the Trust reasonably promptly, free from any claim or retention of rights in such record by the Sub-Adviser.

(e) This Agreement shall automatically terminate in the event of its assignment, as such term is described in the 1940 Act.

18.	Notices. Unless otherwise provided in this Agreement or otherwise agreed by the Adviser in writing, all notices and other communications hereunder shall be in writing. Notices and other writings delivered or mailed postage prepaid to the Adviser and the Trust at 7 Hanover Square, H-23G, New York, NY 10004, Attention: Equity Counsel, or to the Sub-Adviser at 90 Hudson Street, Jersey City, New Jersey 07302, Attention: General Counsel, or to such other address as the Adviser or the Sub-Adviser may hereafter specify by written notice to the most recent address specified by the other party, shall be deemed to have been properly delivered or given hereunder to the respective addressee when delivered by hand or facsimile or five days after mailed by certified mail, post-paid, by return receipt requested to the other party at the principal office of such party.

19.          Confidentiality.

(a) The Sub-Adviser shall treat all records and other information relative to the Trust, the Series and the Adviser and their prior, present or potential shareholders and clients, including the list of portfolio securities, instruments and assets and liabilities of the Series, and any Trading Agreements, or excerpts thereof, which it shall receive or have access to in the performance of its duties confidentially and as proprietary information of the Trust and the Adviser. The Sub-Adviser shall not disclose such records or information to any third party or use such records or information for any purpose other than performance of its responsibilities and duties hereunder (except after prior notification to and approval in writing by the Trust and the Adviser). The Adviser and the Trust acknowledge that the Sub-Adviser manages other accounts, including other mutual funds, with the same or similar investment strategies and holdings as the Series, and that these accounts may have portfolio holdings disclosure policies that address confidentiality in a manner that is different from the provisions of this Agreement or the related policies and procedures of the Series or Adviser.

(b) Subject to the provisions of Paragraph (b) of Section 20 of this Agreement, the Sub-Adviser hereby authorizes the Series and the Adviser to use all related evaluation material, analyses and information regarding the Sub-Adviser and the investment program of the Series, including information about portfolio holdings and positions, in connection with (i) marketing the Series and the Adviser’s services to the Trust, (ii) providing ongoing information to existing shareholders and (iii) providing any required regulatory disclosures.

(c) The confidentiality provisions of this Section 19 will not apply to any information that either party hereto can show: (i) is or subsequently becomes publicly available without breach of any obligation owed to the other party; (ii) became known to either party from a source other than the other party, and without breach of an obligation of confidentiality owed to the other party; (iii) is independently developed by either party without reference to the information required by this Agreement to be treated confidentially; or (iv) is used by either party in order to enforce any of its rights, claims or defenses under, or as otherwise contemplated in, this Agreement. Nothing in this Section 19 will be deemed to prevent a party from disclosing any information received hereunder pursuant to any applicable law, rule or regulation or in response to a request from a duly constituted regulatory, self-regulatory or other judicial authority with appropriate jurisdiction over such party.

20.          Use of Names.

(a) The Sub-Adviser acknowledges and agrees that the names “Guardian,” “Guardian Variable Products Trust,” “Park Avenue Institutional Advisers LLC,” and abbreviations or logos associated with those names, are the valuable property of the Adviser or its affiliates; that the Trust, has the right to use such names, abbreviations and logos; and that the Sub-Adviser shall use the names “Guardian,” “Guardian Variable Products Trust,” “Park Avenue Institutional Advisers LLC,” and associated abbreviations and logos, only in connection with the Sub-Adviser’s performance of its duties hereunder. Further, in any communication with the public and in any marketing communications of any sort, the Sub-Adviser agrees to obtain prior written approval from the Adviser before using or referring to “Guardian,” “Guardian Variable Products Trust,” “Park Avenue Institutional Advisers LLC,” or the Series or any abbreviations or logos associated with those names.

(b) It is understood that the name “Lord, Abbett & Co. LLC”, “Lord Abbett” and any abbreviated form and any derivative thereof, and the marks and logos associated with that name (including (i) the service mark comprised of a Knight Design and U.S. Registration Service Mark No. 1,968,193 therefor; and (ii) the service mark (“LORD ABBETT” and U.S. Registration Service Mark No. 3,383,789 therefor) are the valuable property of the Sub-Adviser and that the Trust and the Adviser have the right to use such name (or derivatives, marks or logos), in the Registration Statement or other filings, forms or reports required under applicable state or federal securities, insurance, or other law, for so long as the Sub-Adviser is an investment sub-adviser to the Series and/or one of the other portfolios or series of the Trust, provided, however, that the Trust may continue to use the name of the Sub-Adviser in the Registration Statement and other documents after the Sub-Adviser ceases to be an investment sub-adviser to the Series to the extent deemed necessary by the Trust or the Adviser to comply with disclosure obligations under applicable law and regulation. Neither the Trust nor the Adviser shall use the Sub-Adviser’s name, marks or logos in advertising or promotional material prepared by or on behalf of the Adviser or the Trust without prior review and approval by the Sub-Adviser, which may not be unreasonably withheld. In addition, the Adviser may distribute information regarding the provision of sub-investment advisory services by the Sub-Adviser to the Board without the prior written consent of the Sub-Adviser. The Adviser shall provide copies of such items to the Sub-Adviser upon request within a reasonable time following such use, publication or distribution.

21.	Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

22.	Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. To the extent required by applicable law, no amendment of this Agreement shall be effective until approved (i) by a vote of a majority of the Trustees who are not parties to this Agreement or Interested Persons of the Trust, and (ii) if the terms of this Agreement shall have changed, by a vote of a majority of the Series’ outstanding voting securities (except in the case of (ii), pursuant to the terms and conditions of the SEC order permitting it to modify this Agreement without such vote).

23.	Third-Party Beneficiaries. The Trust and the Series are intended third-party beneficiaries under this Agreement and are entitled to enforce this Agreement as if they were a party thereto. The parties to this Agreement do not intend for this Agreement to benefit any other third party, including without limitation a record owner or beneficial owner of shares of the Series. The terms of this Agreement may be enforced solely by a party to this Agreement, the Trust, and the Series.

24.	Survival. Sections 4, 8(b), 8(c), 8(d), 8(e), 8(f), 12, 13, 14, 15, 16, 17, 18, 19, 20, 23 and 27 shall survive the termination of this Agreement.

25.	Captions. The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

26.	Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

27.	Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York, and in accordance with the applicable provisions of the 1940 Act and the rules and regulations thereunder. To the extent that the applicable laws of the State of New York or any provisions herein conflict with the applicable provisions of the 1940 Act, the latter shall control.

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized officers to execute this Agreement as of the day and year first written above.

PARK AVENUE INSTITUTIONAL ADVISERS LLC

By:	/s/ John H. Walter
Name:	John H. Walter
Title:	Senior Vice President, Chief Financial Officer

LORD, ABBETT & CO. LLC

By:	/s/ Lawrence H. Kaplan
Name:	Lawrence H. Kaplan
Title:	Member

Schedule A

to

Sub-Advisory Agreement between

Park Avenue Institutional Advisers LLC and

Lord, Abbett & Co. LLC
Dated August 8, 2016
Amended as of March 3, 2025

Series	Fee (as an annual percentage of average daily net assets of the Series):

Guardian Core Plus Fixed Income VIP Fund	0.225% on first $250 million in assets;
0.20% on assets over $250 million

Guardian U.S. Government Securities VIP Fund	0.12% on first $100 million in assets;
0.10% on next $200 million in assets;
0.08% on assets over $300 million

BOSTON PARTNERS GLOBAL INVESTORS, INC.

SUB-ADVISORY AGREEMENT

THIS SUB-ADVISORY AGREEMENT (this “Agreement”) is made as of August 8, 2016 by and between Park Avenue Institutional Advisers LLC, a Delaware limited liability company (the “Adviser”), and Boston Partners Global Investors, Inc., a Delaware corporation located at 909 Third Avenue, 32nd Floor, New York, NY 10022 (the “Sub-Adviser”) and, as a third-party beneficiary hereto, Guardian Variable Products Trust, a Delaware statutory trust (the “Trust”).

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust is authorized to issue separate series, each of which may offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies, and limitations; and

WHEREAS, the Trust may offer shares of additional series in the future; and

WHEREAS, pursuant to an Investment Advisory Agreement (the “Investment Advisory Agreement”) by and between the Trust and the Adviser, the Trust has appointed the Adviser to furnish investment advisory and other services to the Trust on behalf of one or more of its series; and

WHEREAS, pursuant to authority granted to the Adviser under the Investment Advisory Agreement, and subject to the terms and provisions of this Agreement, the Adviser desires to retain the Sub-Adviser to furnish certain investment advisory services to one or more of the series of the Trust and manage such portion of the series as the Adviser shall from time to time direct, and the Sub-Adviser is willing to furnish such services in accordance with the terms and provisions of this Agreement; and

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the sufficiency of which is hereby acknowledged, the Adviser and the Sub-Adviser hereby agree as follows:

1.	Appointment of the Sub-Adviser. The Adviser hereby appoints the Sub-Adviser as an investment sub-adviser with respect to the series, or a portion thereof, of the Trust as set forth on Schedule A hereto (the “Series”) for the period and on the terms set forth in this Agreement. To the extent that the Sub-Adviser is not providing advisory services to the entire Series, the term, “Series,” shall be interpreted for purposes of this Agreement to only include those assets of the Series over which the Sub-Adviser is directed by the Adviser to provide investment sub-advisory services. The Adviser may, in its sole discretion, allocate all, only a portion or none of a Series’ assets to the Sub-Adviser for management. The Sub-Adviser will be responsible for the investment of only the assets which the Adviser allocates to the Sub-Adviser for management under this Agreement, plus all investments, reinvestments and proceeds of the sale thereof, including, without limitation, all interest, dividends and appreciation on investments, less depreciation thereof and withdrawals by the Adviser therefrom. The Adviser shall have the right at any time to increase or decrease the allocation of the Series to the Sub-Adviser if the Adviser deems such increase or decrease appropriate. The Sub-Adviser accepts that appointment and agrees to render for the Series the services herein set forth, for the compensation herein provided.

2.	Duties as Sub-Adviser. Pursuant to this Agreement and subject to the supervision and direction of the Trust’s Board of Trustees (the “Board”) and direction and oversight of the Adviser, the Sub-Adviser shall, with respect to the Series, provide the Series with investment research, advice and furnish a continuous investment program for, and manage the investment and reinvestment of, the Series. In this regard, the Sub-Adviser shall, with respect to the Series, determine in its discretion the securities, cash and other financial instruments to be purchased, retained or sold for the Series within the provisions of this Agreement, all applicable laws, rules and regulations and the Trust’s registration statement, as it relates to the Series, on Form N-1A under the 1940 Act as amended from time to time, or any successor form thereto (the “Registration Statement”), including but not limited to, the parameters of the investment objective, policies, restrictions and guidelines applicable to the Series as provided in the Registration Statement (the “Investment Guidelines”). To the extent permitted by the Investment Guidelines, the Sub-Adviser is authorized, on behalf of each Series, to negotiate and finalize on behalf of the Series the terms of any account opening documents, prime brokerage, futures and other related agreements, any ISDA master agreement, master repurchase agreement, master securities lending agreement, master securities forward transaction agreement, or any other master swap or over-the-counter trading documentation, including any schedule or credit support annex thereto, any related clearing agreements or control agreements and any other agreement related to the foregoing (collectively, “Trading Agreements”). Upon the reasonable request of the Adviser, the Sub-Adviser shall provide a copy of any Trading Agreement to the Adviser prior to implementing it on behalf of a Series for the Adviser’s review and consent. The Sub-Adviser agrees to comply with any requirements with regard to terms and conditions of, or counterparties to, Trading Agreements, as the Adviser may specify from time to time, including requirements regarding the credit ratings or other characteristics of proposed counterparties. The Sub-Adviser is also authorized, on behalf of a Series, to (i) issue to brokers, banks and other entities instructions to purchase, sell, exchange, convert, trade, borrow, pledge and otherwise generally deal in and with any security instrument or other asset for the account of the Series; (ii) hire at the Sub-Adviser’s own expense, consultants, advisers, accountants, attorneys or any other person or firm performing similar functions, to assist the Sub-Adviser in providing services to the Series on any and all matters deemed appropriate by the Sub-Adviser, subject to the Trust/Adviser Procedures (as defined below), provided that the Sub-Adviser may not retain a sub-sub-investment adviser; and (iii) acknowledge the receipt of brokers’ risk disclosure statements, electronic trading disclosure statements and similar disclosures, in accordance with Trust procedures. The Sub-Adviser further agrees as follows:

(a) The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, and any applicable compliance policies or procedures of the Trust or the Adviser (“Trust/Adviser Procedures”), of which the Sub-Adviser has been sent a copy or will be sent a copy prior to providing any services to the applicable Series under this Agreement, as such Trust/Adviser Procedures may be revised or amended from time to time. In carrying out its duties under this Agreement, the Sub-Adviser will comply with the following policies and procedures:

(i) The Sub-Adviser will (1) manage each Series so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”), and (2) manage each Series so that no action or omission on the part of the Sub-Adviser shall cause a Series to fail to comply with the diversification requirements of Section 817(h) of the Code, and the regulations issued thereunder.

(ii) Unless otherwise instructed in writing by the Adviser, the Sub-Adviser will exercise voting rights with respect to securities held on behalf of the Series in accordance with written policies and procedures adopted by the Sub-Adviser pursuant to Rule 38a-1 under the 1940 Act, which may be amended from time to time, and which at all times shall comply with the requirements of applicable federal statutes and regulations and any related guidance of the Securities and Exchange Commission (“SEC”) relating to such statutes and regulations (collectively, “Proxy Voting Policies and Procedures”). The Sub-Adviser shall vote proxies on behalf of a Series in a manner deemed by the Sub-Adviser to be in the best interests of the Series pursuant to the Sub-Adviser’s written Proxy Voting Policies and Procedures. The Sub-Adviser shall provide disclosure regarding the Proxy Voting Policies and Procedures in accordance with the requirements of Form N-1A for inclusion in the Registration Statement. The Sub-Adviser shall report to the Adviser in a timely manner a record of all proxies voted, in such form and format that complies with acceptable federal statutes and regulations (e.g., requirements of Form N-PX). The Sub-Adviser shall certify at least annually or more often as may reasonably be requested by the Adviser or the Board, as to its compliance with its own Proxy Voting Policies and Procedures and applicable federal statutes and regulations.

(iii) In connection with the purchase and sale of securities for each Series, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, CUSIP, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform their administrative and record keeping responsibilities with respect to the Series. With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Series’ custodian and portfolio accounting agent.

(iv) The Sub-Adviser and its affiliates shall at no time have custody or physical control of any assets or cash of the Series. The parties acknowledge that the Sub-Adviser is not a custodian of the Series’ assets and will not take possession or custody of such assets.

(v) Regardless of whether the Sub-Adviser is registered with the National Futures Association as a commodity trading advisor, the Sub-Adviser will provide any commodity trading advice to each Series as if the Sub-Adviser were exempt from registration as a commodity trading advisor. The Sub-Adviser acknowledges that the each Series will rely on Commodity Futures Trading Commission (“CFTC”) Regulation 4.5 and shall manage each Series in a manner consistent with the representations contained in its notice of eligibility on file with the National Futures Association.

(vi) In furnishing services hereunder, the Sub-Adviser will not consult concerning transactions (in securities or other assets) entered into or proposed to be entered into for the Series with any other sub-adviser to (i) the Series, (ii) any other Series of the Trust or (iii) any other investment company holding itself out to investors as a related company to the Trust for purposes of investment or investor services. (Nothing in this Section 2(a)(vi) shall be deemed to prohibit the Sub-Adviser from consulting with any of the other sub-advisers concerning compliance with paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act. In addition, nothing herein shall be deemed to prohibit the Adviser and the Sub-Adviser from consulting with each other concerning transactions for the Series in securities or other assets.)

(b) On behalf of the Series, the Adviser hereby authorizes any entity or person associated with the Sub-Adviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Series which is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and Rule 11a2-2(T) thereunder, and on behalf of the Series, the Adviser hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Sub-Adviser agrees that it will not deal with itself, or with members of the Board or any principal underwriter of the Series, as principals or agents in making purchases or sales of securities or other property for the account of the Series, nor will the Sub-Adviser purchase any securities from an underwriting or selling group in which the Sub-Adviser or its affiliates is participating, or arrange for purchases and sales of securities between the Series and another account advised by the Sub-Adviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Series from time to time and disclosed to the Sub-Adviser, and will comply with all other provisions of the Trust’s then-current Registration Statement, relative to the Series and the Sub-Adviser and its directors, officers and employees.

3.	Series Transactions.

(a) In connection with purchases and sales of portfolio securities and other instruments for the account of the Series, neither the Sub-Adviser nor its affiliated persons (as defined in the 1940 Act) or any of their respective partners, officers or employees shall act as principal, except as otherwise permitted by the 1940 Act. The Sub-Adviser or its agents shall arrange for the placing of orders for the purchase and sale of portfolio securities and other financial instruments for the Series’ account either directly with the issuer or with any counterparty.

(b) In the selection of brokers or dealers and the placing of such orders, the Sub-Adviser is directed at all times to seek to obtain the best execution for the Series, taking into account: price (including, but not limited to, the applicable brokerage commission or dollar spread); the size of the order; the nature of the market for the security; the timing of the transaction; the reputation, experience and financial stability of the broker-dealer involved; the quality of the service; the difficulty of execution; the execution capabilities and operational facilities of the firm involved; the firm’s risk in positioning a block of securities; and any other factors set forth in a Series’ Registration Statement (“Best Execution”). With respect to trading in restricted currencies or when foreign exchange trading has been otherwise delegated to the Series’ custodian, however, the Sub-Adviser shall review any trades executed by a respective Series’ custodian to determine that they are conducted consistently with Best Execution and agrees to promptly notify the Adviser if a trade does not, in its reasonable determination, meet either criteria. It is understood that it may be desirable for the Series that the Sub-Adviser have access to supplemental investment and market research and security and economic analyses that are consistent with Section 28(e) of the 1934 Act and are provided by brokers who may execute brokerage transactions at a higher cost to the Series than may result when allocating brokerage to other brokers on the basis of seeking Best Execution. Therefore, subject to compliance with the safe harbor provided by Section 28(e) of the 1934 Act and such other conditions and limitations as may be established by the Adviser and the Board from time to time, if any, the Sub-Adviser is authorized to consider such services provided to the Series and other accounts over which the Sub-Adviser or any of its affiliates exercises investment discretion and to place orders for the purchase and sale of securities for the Series with such brokers, if the Sub-Adviser determines in good faith that the amount of commissions for executing such portfolio transactions is reasonable in relation to the value of the brokerage and research services provided by such brokers, subject to review by the Adviser and the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with its services to other clients. The Sub-Adviser shall cooperate with the Adviser and the Series in the analysis of the quality of the execution of its trades and provide, upon reasonable request from the Series or the Adviser, information on brokerage and research services obtained. The Sub-Adviser may, on occasions when it deems the purchase or sale of a security to be in the best interests of the Series as well as its other clients, aggregate, to the extent permitted by applicable laws, rules and regulations, the securities to be sold or purchased in order to obtain Best Execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Sub-Adviser in a manner that is equitable and consistent with its obligations to the Series. The Board may from time to time adopt policies and procedures that modify and/or restrict the Sub-Adviser’s authority regarding the execution of the Series’ portfolio transactions provided herein.

(c) The Sub-Adviser will be responsible for meeting the Sub-Adviser’s regulatory obligations, including the preparation and filing of such reports with respect to the assets of a Series reflecting holdings over which the Sub-Adviser or its affiliates have investment discretion as may be required from time to time, including but not limited to Schedule 13G and Form 13F under the 1934 Act. For purposes of all applicable filing requirements under the 1934 Act, including without limitation Sections 13(d) and (g), and other laws, the Sub-Adviser shall be deemed to have sole investment discretion with respect to all securities held in the Series. If any investments made by the Sub-Adviser on behalf of the Series are required to be disclosed in any other reports to be filed by the Sub-Adviser with any governmental or self-regulatory agency or organization or exchange, the Sub-Adviser shall provide the Adviser with prompt written notice thereof, setting forth in reasonable detail the nature of the report and the investments of the Series to be reported.

(d) The Series or Trust may establish one or more wholly-owned subsidiaries of the Series or Trust through which the Series may conduct a significant portion of its commodities investing activities or for other investment purposes.

4.            Compensation of the Sub-Adviser.

(a) For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Agreement, Adviser, not the Series, shall pay to the Sub-Adviser a fee, computed daily and payable monthly, in arrears, at an annual rate of the average daily net assets of the Series in accordance with the schedule attached hereto as Schedule A.

(b) If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs.

5.	Expenses. The Sub-Adviser agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement. The Series shall be responsible for payment of brokerage commissions, transfer fees, registration costs, transaction-related taxes and other similar costs and transaction-related expenses and fees arising out of transactions effected on behalf of the Series, which shall be deducted from the Series. Subject to the foregoing, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement, including without limitation, all costs associated with attending or otherwise participating in regular or special meetings of the Board or shareholders, or with the Adviser, as requested, and additions or modifications to the Sub-Adviser’s operations necessary to perform its services hereunder in compliance with this Agreement, the Investment Guidelines, any other Trust/Adviser Procedures and applicable law. The Sub-Adviser shall be responsible for all costs associated with any information statements and/or other disclosure materials that are caused by the Sub-Adviser or any affiliate of the Sub-Adviser (including, but not limited to, the legal fees associated with preparation, printing, filing and mailing thereof, as well as any shareholder meeting and/or solicitation costs, if applicable).

6.            Delivery of Information, Reports and Certain Notifications.

(a) The Adviser agrees to furnish to the Sub-Adviser current prospectuses, statements of additional information, proxy statements, reports to shareholders, financial statements, the Declaration of Trust, the By-Laws, any amendments or supplements to any of the foregoing and such other information with regard to the affairs of the Series as the Sub-Adviser may reasonably request.

(b) The Sub-Adviser shall report to the Adviser and to the Board and shall make appropriate persons, including portfolio managers, available for the purpose of reviewing with representatives of the Adviser and the Board on a regular basis at reasonable times the management of the Series, including the performance of the Series, as requested by the Adviser. The Sub-Adviser agrees to render to the Adviser such other periodic and special reports on a timely basis regarding its activities under this Agreement as the Adviser may reasonably request.

(c) The Sub-Adviser will make available to the Series and the Adviser, on a timely basis as the Adviser may reasonably request, any of the Series’ investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Series) as are necessary to assist the Series and the Adviser to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the “Advisers Act”), as well as other applicable laws. The Sub-Adviser shall cooperate with the Adviser with respect to any requests from regulatory authorities having the requisite authority and provide the Adviser and the Trust, on a timely basis as the Adviser may reasonably request, with any information or reports in connection with services provided pursuant to this Agreement which may be requested in order to ascertain whether the operations of the Series are being conducted in a manner consistent with applicable laws and regulations.

(d) The Sub-Adviser shall provide the Adviser, the Series or the Board with such information and assurances (including certifications and sub-certifications), on a timely basis as the Adviser may reasonably request, and shall provide the Adviser, the Series, or the Board with such assistance as the Adviser, the Trust, on behalf of the Series, or the Board may reasonably request from time to time in order to assist in compliance with applicable laws, rules, regulations and exemptive orders, including but not limited to, requirements in connection with the Adviser’s, the Sub-Adviser’s or the Board’s fulfillment of their responsibilities under Section 15(c) of the 1940 Act, Rules 17j-1 and 38a-1 under the 1940 Act, and the preparation and/or filing of periodic and other reports and filings required to maintain the registration and qualification of the Series, or to meet other regulatory or tax requirements applicable to the Series, under federal and state securities, commodities and tax laws and other applicable laws. The Sub-Adviser shall review draft reports to shareholders, Registration Statements or amendments or supplements thereto or portions thereof that relate to the Series or the Sub-Adviser and other documents provided to the Sub-Adviser, provide comments on such drafts on a timely basis as the Adviser may reasonably request, and provide certifications or sub-certifications on a timely basis as the Adviser may reasonably request as to the accuracy of the information provided by the Sub-Adviser and/or contained in such reports or other documents.

(e) The Sub-Adviser agrees to provide and update, on a timely basis as the Adviser may reasonably request, but no less frequently than quarterly a list of all the affiliates of the Sub-Adviser, and to promptly notify the Adviser and the Series of any change of control of those affiliates.

(f) The Sub-Adviser agrees to provide, on a timely basis as the Adviser may reasonably request, any and all material composite performance information, records and supporting documentation about accounts the Sub-Adviser manages, if appropriate, which are relevant to the Series and that have investment objectives, policies, and strategies substantially similar to those employed by the Sub-Adviser in managing the Series that may be reasonably necessary, under applicable laws, to allow the Series or its agent to present information concerning the Sub-Adviser’s prior performance in the Registration Statement of the Series and any permissible reports and materials prepared by the Series or its agent, including proxy statements and information statements.

7.            Cooperation with the Series, the Adviser and Other Service Providers.

(a) The Sub-Adviser agrees to cooperate with and provide reasonable assistance to the Adviser, the Series, the Series’ custodian, accounting agent, administrator, pricing agents, independent auditors and all other agents, representatives and service providers of the Series and the Adviser, and to provide the foregoing persons such information with respect to the Series as they may reasonably request from time to time in the performance of their obligations; provide prompt responses to reasonable requests made by such persons; and establish and maintain appropriate operational programs, procedures and interfaces with such persons so as to promote the efficient exchange of information and compliance with applicable laws, rules and regulations, and the guidelines, policies and procedures adopted or implemented with respect to the Series and/or the Sub-Adviser.

(b) Without limiting the generality of the foregoing and in furtherance thereof, the Sub-Adviser shall report to the Series’ custodian and accounting agent all trades and positions in the Series daily (in such form and at such times as specified by the Series’ custodian and accounting agent), including any trade it has entered into for which it has not received confirmation, and shall also request each executing broker and counterparty to deliver its own such transaction and position reporting, and any information related to any corporate action relevant to the investments of the Series (in such form and at such times as specified by the Series’ custodian and accounting agent).

(c) The Sub-Adviser shall provide reasonable and prompt assistance to the Board, the Adviser, the custodian or administrator for the Series in determining or confirming, consistent with the Trust/Adviser Procedures and the Registration Statement, the value of any portfolio securities or other assets or liabilities of the Series for which the Adviser, custodian or administrator seeks assistance from the Sub-Adviser or identifies for review by the Sub-Adviser. The Sub-Adviser shall promptly notify the Adviser if, for any reason, the Sub-Adviser believes that the price of any security or other investment in the Series may not accurately reflect the value thereof.

(d) The Sub-Adviser agrees that it shall certify to the Series on a timely basis after the end of each calendar quarter that it has complied with all of the Investment Guidelines, all applicable laws and regulations and other conditions and agreements contained herein during the prior calendar quarter.

(e) The Sub-Adviser shall provide necessary support to the Series and the Adviser in preparing and presenting the Series’ financial statements, and in doing so shall be responsible for applying appropriate accounting and financial reporting principles and maintaining policies and internal controls and procedures, including internal controls over financial reporting, designed to assure compliance with generally accepted accounting principles (GAAP) and applicable laws and regulations.

(f) The Sub-Adviser shall further notify the Adviser promptly upon detection of any error in connection with its management of the Series, including but not limited to any trade errors or valuation errors. Further, the Sub-Adviser shall provide access to the Adviser and the Series, or their agents, to all documents and information related to any error, its analysis and correction, and the correction of all errors impacting the Series must be corrected to the satisfaction of the Adviser and the Series. Notwithstanding Sections 15 and 16 of this Agreement, Sub-Adviser will reimburse the Series for costs incurred arising out of or resulting from any error that is the fault of the Sub-Adviser, if any.

(g) Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC, CFTC and state regulators) in connection with any investigation or inquiry relating to this Agreement or the Series.

(h) From time to time the Adviser may seek the assistance of the Sub-Adviser, and the Sub-Adviser shall cooperate to provide reasonable assistance to the Adviser, in connection with the development of written and/or printed materials, including but not limited to, PowerPoint® or slide presentations, news releases, advertisements, brochures, fact sheets and other promotional, informational or marketing materials (the “Marketing Materials”) for internal use or public dissemination, that are produced or for use or reference by the Adviser, its affiliates or other designees, broker-dealers or the public in connection with the Series. The Sub-Adviser shall review and respond to draft Marketing Materials provided to it by the Adviser for review and comment on a timely basis as the Adviser may reasonably request.

8.            Compliance.

(a) The Sub-Adviser shall notify the Adviser within 24 hours of detection of any breach of any of the Investment Guidelines, Trust/Adviser Procedures, the Registration Statement and of any violation of any applicable law or regulation, including the 1940 Act, the CEA and Subchapter M of the Code, as applicable, relating to the Series. The Sub-Adviser shall also notify the Adviser within 24 hours upon detection of any violations of the Sub-Adviser’s own compliance policies and procedures that relate to (i) its management of the Series, or (ii) its activities as investment adviser generally to the extent such violation could be considered material to the Sub-Adviser’s advisory clients.

(b) The Sub-Adviser shall within 24 hours notify the Adviser and the Trust in writing of the occurrence of any of the following events: (i) any breach of this Agreement; (ii) any of the representations and warranties of the Sub-Adviser contained herein becomes untrue after the execution of this Agreement; (iii) any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or other applicable law, rule or regulation or if the Sub-Adviser becomes aware that it is or likely may become subject to any statutory disqualification pursuant to Section 9(b) of the 1940 Act or otherwise that prevents the Sub-Adviser from serving as an investment adviser or performing its duties pursuant to this Agreement; (iv) the Sub-Adviser shall have been served or otherwise becomes aware of any action, suit, proceeding, inquiry or investigation applicable to it, at law or in equity, before or by any court, public board or body, involving or in any way relevant to the affairs of the Series; (v) any proposed change in control of the Sub-Adviser; (vi) any proposed assignment of this Agreement; (vii) the Sub-Adviser becomes aware of any material fact respecting or relating to the Sub-Adviser or the investment strategies of the Series that is not contained in the Registration Statement, as amended and supplemented from time to time, regarding the Series, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement respecting or relating to the Sub-Adviser, the Sub-Adviser’s investment strategies or the Series contained therein that becomes untrue in any material respect; (viii) any change in the Sub-Adviser’s financial condition which could impact its abilities to perform its duties hereunder and of any reduction in the amount of coverage under the Sub-Adviser’s errors and omissions or professional liability insurance coverage; (ix) Sub-Adviser becomes aware of any event or circumstance that could reasonably constitute (or will constitute with the passage of time) a default, event of default, or termination event (or other similar event or circumstance, however defined) under any Trading Agreement or otherwise with respect to the Series, and Sub-Adviser hereby agrees to use its reasonable best efforts to monitor the occurrence of any such event or circumstance; (x) any change in the Sub-Adviser’s status as a registered CTA or member of the National Futures Association (“NFA”) or, if the Sub-Adviser is relying on an exemption or exclusion from registration as a CTA, of any event that will make it ineligible for such exemption or exclusion; and (xi) the Sub-Adviser receives a finding of a deficiency from the SEC in an exam that is relevant to the management of the Series.

(c) The Sub-Adviser represents and warrants that it has adopted and implemented written policies and procedures, as required by: (i) Rule 206(4)-7 under the Advisers Act that are reasonably designed to prevent violations of the Advisers Act and the rules thereunder by the Sub-Adviser and its supervised persons (the “Advisers Act Compliance Procedures”); and (ii) Rule 38a-1 under the 1940 Act, with respect to the Sub-Adviser and the Series, that are reasonably designed to prevent violations of the federal securities laws, as defined in Rule 38a-1, by the Sub-Adviser, its employees, officers, and agents (the “Series Compliance Procedures”). The Sub-Adviser represents and warrants that it has provided the Adviser and the Trust with summaries of the Advisers Act Compliance Procedures and the Series Compliance Procedures and will permit the Series’ Chief Compliance Officer to conduct reviews and oversight of such policies and procedures in accordance with Rule 38a-1 under the 1940 Act. The Sub-Adviser shall within five business days notify the Adviser, the Series’ Chief Compliance Officer, and the Trust of any changes to (including policies added to or deleted from) its Advisers Act Compliance Procedures, Series Compliance Procedures or any other policies or procedures as they otherwise pertain to activities performed for or on behalf of the Series. The Series, the Adviser, or the Series’ Chief Compliance Officer may make any reasonable request for the provision of information or for other cooperation from the Sub-Adviser with respect to the Sub-Adviser’s duties under this Agreement, and the Sub-Adviser shall use its best efforts to promptly comply with such request, including without limitation furnishing the Series, the Adviser, or the Series’ Chief Compliance Officer with such documents, reports, data and other information as the Series may reasonably request regarding transactions on behalf of the Series, the Sub-Adviser’s performance hereunder or compliance with the terms hereof, and participating in such meetings (and on-site visits among representatives of the Series and the Sub-Adviser) as the Series may reasonably request. The Sub-Adviser agrees to maintain and implement the Advisers Act Compliance Procedures and the Series Compliance Procedures.

(d) The Sub-Adviser represents and warrants that it has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Section 204A of the Advisers Act and has provided the Series with a copy of the code of ethics and evidence of its adoption, and will within five business days notify the Sub-Adviser of any material changes to (including policies added to or deleted from) its code of ethics. Within 30 days of the end of the last calendar quarter of each year while this Agreement is in effect or upon the written request of the Series, the Sub-Adviser or the Sub-Adviser’s Chief Compliance Officer shall certify to the Series that the Sub-Adviser has complied with the requirements of Rule 17j-1 and Section 204A during the previous year and that there has been no violation of the Sub-Adviser’s code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation and Sub-Adviser has provided a written report to the Adviser and the Series regarding the violation. Upon the written request of the Series, the Adviser, or the Series’ Chief Compliance Officer, the Sub-Adviser shall permit the Series, the Adviser, and their employees or agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(d)(1).

(e) The Sub-Adviser shall use commercially reasonable efforts to maintain business continuity, disaster recovery and backup capabilities and facilities necessary to perform its obligations hereunder with minimal disruptions or delays. On a timely basis as the Adviser may reasonably request, the Sub-Adviser shall provide to the Adviser access to its written business continuity, disaster recovery and backup plan(s) or sufficient information and written certification regarding such plans with respect to the Series to satisfy the Adviser’s and Series’ reasonable inquiries and to assist the Series in complying with Rule 38a-1 under the 1940 Act. The Sub-Adviser shall notify the Adviser, as soon as practicable by telephone, electronic mail or such other method of prompt communication as may be available under the circumstances, of the occurrence of any event requiring the Sub-Adviser to implement any procedures under any such plans.

(f) The Sub-Adviser represents and warrants that it has adopted and will maintain cybersecurity measures consistent with SEC guidelines and shall promptly notify the Adviser and the Series of any breach of information with respect to the Series.

9.	Insurance. The Sub-Adviser shall maintain errors and omissions insurance coverage and fidelity insurance coverage, each in the amounts as reasonably necessary to meet obligations under this Agreement, and from insurance providers that are in the business of regularly providing insurance coverage to investment advisers with a credit rating acceptable to the Adviser. The Sub-Adviser shall provide prior written notice to the Adviser (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, it shall upon request provide to the Adviser any information it may reasonably require concerning the amount of or scope of such insurance.

10.	Status of the Sub-Adviser. The Sub-Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for or represent the Series in any way or otherwise be deemed an agent of the Adviser or the Series.

11.	Services Not Exclusive. Nothing in this Agreement shall limit or restrict the right of the Sub-Adviser, the Adviser, the Series, the Trust, or any of their respective directors, officers, affiliates or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

12.          Additional Representations and Warranties of the Sub-Adviser.

(a) The Sub-Adviser represents and warrants to the Adviser that: (i) it is registered as an investment adviser under the Advisers Act and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed; (ii) it is either appropriately registered with the CFTC as a CTA and is a member of the NFA or is exempt or excluded from CFTC registration requirements; (iii) it will maintain each such registration, license or membership in effect at all times during the term of this Agreement and will obtain and maintain such additional governmental, self-regulatory, exchange or other licenses, approvals and/or memberships and file and maintain effective such other registrations as may be required to enable the Sub-Adviser to perform its obligations under this Agreement; (iv) it is duly organized and validly existing, and is authorized to enter into this Agreement and to perform its obligations hereunder and this Agreement has been duly executed and delivered by the Sub-Adviser; (v) this Agreement is enforceable against the Sub-Adviser in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles; and (vi) neither the execution or delivery of this Agreement by the Sub-Adviser nor its performance of its obligations hereunder shall conflict with, violate, breach or constitute a default under any term or provision of its constituent or governing documents or any indenture, mortgage, deed of trust, instrument, agreement or other document to which the Sub-Adviser is a party or by which it is bound or to which any of its assets are subject or any applicable statute, law, rule, regulation, order or other legal requirement applicable to the Sub-Adviser or any of its assets.

(b) The Sub-Adviser represents and warrants that it has delivered to the Series at least 48 hours prior to the execution of this Agreement a copy of the Sub-Adviser’s current Form ADV (Parts 1 and 2) and all information in such document is complete and accurate in all material respects as of the date hereof and is in conformity in all material respects with applicable securities laws, rules and regulations. The Sub-Adviser hereby covenants and agrees to promptly deliver to the Series and the Adviser all amendments to its Form ADV.

(c) The Sub-Adviser acknowledges and agrees that it has not received legal or regulatory advice from the Series, the Adviser or any of their respective employees or representatives, and is not entitled to rely on any statements or omissions by such employees or representatives regarding applicable law or regulation in satisfying its obligations hereunder, including its obligation to comply with all applicable laws and regulations.

(d) The Sub-Adviser has reviewed the most recent Registration Statement or amendment that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, and the principal investment strategies, principal risks, and investment limitations of the Series, the Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact, which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. With respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, the risks of the Series, and/or the investment strategies or theories of the Series, the Sub-Adviser represents and warrants that it: (i) has not and will not disclose to the Adviser or the Trust any untrue statement of a material fact or omit any statement of a material fact, which was required to be stated in such disclosure to make the statements contained therein, in light of the circumstances under which they were made, not misleading; and (ii) will promptly provide notice to the Adviser and Trust in the event that the Registration Statement contains any untrue statement of any material fact or omits any statement of a material fact, which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

13.	Representations and Warranties of the Adviser. The Adviser represents and warrants to the Sub-Adviser that: (i) it is registered as an investment adviser under the Advisers Act and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed, (ii) it is duly organized and validly existing, and is authorized to enter into this Agreement and to perform its obligations hereunder; (iii) neither the execution or delivery of this Agreement by the Adviser nor its performance of its obligations hereunder shall conflict with, violate, breach or constitute a default under any term or provision of its constituent or governing documents or any indenture, mortgage, deed of trust, instrument, agreement or other document to which the Adviser is a party or by which it is bound or to which any of its assets are subject or any applicable statute, law, rule, regulation, order or other legal requirement applicable to the Adviser or any of its assets; and (iv) the most recent Registration Statement or amendment, with respect to the disclosure about the Adviser or information relating, directly or indirectly, to the Adviser, the Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact, which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

14.          Certain Records.

(a) The Sub-Adviser agrees to maintain, in the form and for the period required by Rule 31a-2 under the 1940 Act or such longer period as the Adviser or Series may direct, all records relating to the Sub-Adviser’s services under this Agreement and the Series’ investments made by the Sub-Adviser as are required by Section 31 of the 1940 Act, and rules and regulations thereunder, and by other applicable legal provisions, including the Advisers Act, the 1934 Act, the CEA, and rules and regulations thereunder, and the Trust/Adviser Procedures, and to preserve such records for the periods and in the manner required by that Section, and those rules, regulations, legal provisions and the Trust/Adviser Procedures. In compliance with the requirements of Rule 31a-3 under the 1940 Act, any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act that are prepared or maintained by the Sub-Adviser on behalf of the Series are the property of the Series and a copy shall be provided promptly to the Series or the Adviser on request.

(b) The Sub-Adviser agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such periodic, special and other examinations by the SEC, the Series’ auditors, the Series or any representative of the Series (including, without limitation, the Series’ Chief Compliance Officer), the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Adviser or the Series.

15.          Standard of Care and Liability of Sub-Adviser.

(a) The Sub-Adviser shall fully and faithfully discharge all its obligations, duties and responsibilities pursuant to this Agreement, (i) solely in the best interest of the Series and its shareholders, and (ii) in good faith and with the due care, skill, prudence, and diligence under the circumstances then prevailing that a prudent, professional fiduciary investment adviser acting in a like capacity, would use in the conduct of an enterprise of a like character and with like aims. The Sub-Adviser shall not be liable to the Trust, the Series, the Adviser or to any of their respective affiliates or to any shareholder for any error of judgment or for any loss suffered by the Series in connection with the performance of this Agreement, except for a loss resulting from the Sub-Adviser’s (i) willful misfeasance, bad faith, negligence or reckless disregard in the performance of its obligations and duties hereunder, or (ii) material breach of this Agreement.

(b) In no event will the Sub-Adviser or its affiliates have any responsibility for any other fund of the Trust, for any portion of the Series not managed by the Sub-Adviser, or for the acts or omissions of any other sub-investment adviser to the Trust or Series.

(c) Nothing in this Section 15 shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

16.          Indemnification.

(a) Notwithstanding Section 15 of this Agreement and to the extent permissible under applicable law, the Sub-Adviser agrees to indemnify and hold harmless the Adviser, any affiliated person of the Adviser, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933 (the “1933 Act”), controls the Adviser (all of such persons being referred to as “Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which an Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Code, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities as Sub-Adviser of the Series, which: (i) is based upon any willful misfeasance, bad faith or negligence in the performance of the Sub-Adviser’s duties, or by reason of reckless disregard of the Sub-Adviser’s obligations and duties under this Agreement, or by any of its employees or representatives, or any affiliate of or any person acting on behalf of the Sub-Adviser; or (ii) is based upon any material breach of this Agreement, including but not limited to, a breach of a representation or warranty herein; provided, however, that in no case shall the indemnity in favor of a Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(b) To the extent permissible under applicable law, the Adviser agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Code, under any other statute, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust, which: (i) is based upon any willful misfeasance, bad faith or negligence in the performance of the Adviser’s duties or reckless disregard of the Adviser’s obligations and duties under this Agreement, or by any of its employees or representatives or any affiliate of or any person acting on behalf of the Adviser; or (ii) is based upon any material breach of this Agreement, including but not limited to, a breach of a representation or warranty herein; provided, however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(c) The Sub-Adviser shall not be liable under Paragraph (a) of this Section 16 with respect to any claim made against an Adviser Indemnified Person unless such Adviser Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Adviser Indemnified Person (or after such Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability that it may have to the Adviser Indemnified Person against whom such action is brought otherwise than on account of this Section 16. In case any such action is brought against the Adviser Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Adviser Indemnified Person, to assume the defense thereof, with counsel reasonably satisfactory to the Adviser Indemnified Person. If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Adviser Indemnified Person would result in a conflict of interest and, therefore, would not, in the reasonable judgment of the Adviser Indemnified Person, adequately represent the interests of the Adviser Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Adviser Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Adviser Indemnified Person. The Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Adviser Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Adviser Indemnified Person.

(d) The Adviser shall not be liable under Paragraph (b) of this Section 16 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Adviser in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Adviser of any such claim shall not relieve the Adviser from any liability that it may have to the Sub-Adviser Indemnified Person against whom such action is brought otherwise than on account of this Section 16. In case any such action is brought against the Sub-Adviser Indemnified Person, the Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel reasonably satisfactory to the Sub-Adviser Indemnified Person. If the Adviser assumes the defense of any such action and the selection of counsel by the Adviser to represent both the Adviser and the Sub-Adviser Indemnified Person would result in a conflict of interest and, therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Adviser will, at its own expense, assume the defense with counsel to the Adviser and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Adviser and to the Sub-Adviser Indemnified Person. The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Adviser shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

17.          Duration and Termination.

(a) With respect to each Series identified on Schedule A hereto as in effect on the date of this Agreement, unless earlier terminated with respect to any Series, this Agreement shall continue in full force and effect until April 30, 2018. Thereafter, unless earlier terminated with respect to a Series, this Agreement shall continue in full force and effect with respect to each such Series for successive periods of one year until each subsequent annual anniversary of April 30, 2018, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board, provided that such continuance is also approved by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons, as defined in the 1940 Act, of the Trust (“Interested Persons”), cast in person at a meeting called for the purpose of voting on such approval, or (ii) the “vote of a majority of the outstanding voting securities” of the Series (as defined in the 1940 Act).

(b) With respect to any Series that is added to Schedule A hereto after the date of this Agreement, this Agreement shall become effective on the later of (i) the date Schedule A is amended to reflect the addition of such Series under this Agreement or (ii) the date upon which the shares of the Series are first sold (hereinafter, the “Commencement Date”), subject to the condition that the Board, including a majority of the Trustees who are not parties to this Agreement or Interested Persons, and the shareholders of such Series, shall have approved this Agreement. Unless terminated earlier as provided herein with respect to any such Series, this Agreement shall continue in full force and effect until the first anniversary of April 30, 2018 that follows the first anniversary of the Commencement Date, but no later than two years from the Commencement Date with respect to that Series. Thereafter, unless earlier terminated with respect to a Series, this Agreement shall continue in full force and effect with respect to each such Series for successive periods of one year until each subsequent annual anniversary of April 30, 2018, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board, provided that such continuance is also approved by the vote of a majority of the Trustees who are not parties to this Agreement or Interested Persons, cast in person at a meeting called for the purpose of voting on such approval, or (ii) a “vote of a majority of the outstanding voting securities” of such Series (as defined in the 1940 Act). However, any approval of this Agreement by the “vote of a majority of the outstanding voting securities” of a Series (as defined in the 1940 Act) shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by “a vote of a majority of the outstanding voting securities” of any other Series (as defined in the 1940 Act) or (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Series, unless such approval shall be required by any other applicable law or otherwise.

(c) Notwithstanding the foregoing, this Agreement may be terminated with respect to any Series covered by this Agreement: (i) by the Adviser at any time, upon 60 days’ written notice to the Sub-Adviser and the Trust, (ii) at any time without payment of any penalty by the Series, by the Board or a majority of the outstanding voting securities of the Series, upon 60 days’ written notice to the Sub-Adviser, or (iii) by the Sub-Adviser upon three months’ written notice unless the Trust or the Adviser requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Trust or Adviser not to exceed three additional months beyond the initial three-month notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Adviser and the Trust, in the event either the Sub-Adviser (acting in good faith) or the Adviser ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes incapable of providing investment management services pursuant to its respective contract with the Trust, or in the event the Adviser becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Adviser or the Series as required by the terms of this Agreement. For the avoidance of doubt, if this Agreement is terminated with respect to one or more Series it may continue in effect with respect to any Series as to which it has not been terminated.

(d) In the event of termination for any reason, a copy of all records of each Series for which this Agreement is terminated shall promptly be delivered to the Adviser or the Trust, free from any claim or retention of rights in such record by the Sub-Adviser.

(e) This Agreement shall automatically terminate in the event of its assignment, as such term is described in the 1940 Act.

18.	Notices. Unless otherwise provided in this Agreement or otherwise agreed by the Adviser in writing, all notices and other communications hereunder shall be in writing. Notices and other writings delivered or mailed postage prepaid to the Adviser and the Trust at 7 Hanover Square, H-23G, New York, NY 10004, Attention: Equity Counsel, or to the Sub-Adviser at Robeco Investment Management, Inc. doing business as Boston Partners, 909 Third Avenue, 32nd Floor, New York, NY 10022, Attention: William G. Butterly, III, or to such other address as the Adviser or the Sub-Adviser may hereafter specify by written notice to the most recent address specified by the other party, shall be deemed to have been properly delivered or given hereunder to the respective addressee when delivered by hand or facsimile or five days after mailed by certified mail, post-paid, by return receipt requested to the other party at the principal office of such party.

19.          Confidentiality.

(a) The Sub-Adviser shall treat all records and other information relative to the Trust, the Series and the Adviser and their prior, present or potential shareholders and clients, including the list of portfolio securities, instruments and assets and liabilities of the Series, and any Trading Agreements, or excerpts thereof, which it shall receive or have access to in the performance of its duties confidentially and as proprietary information of the Trust and the Adviser. The Sub-Adviser shall not disclose such records or information to any third party or use such records or information for any purpose other than performance of its responsibilities and duties hereunder (except after prior notification to and approval in writing by the Trust and the Adviser).

(b) The Sub-Adviser hereby authorizes the Series and the Adviser to use all related evaluation material, analyses and information regarding the Sub-Adviser and the investment program of the Series, including information about portfolio holdings and positions, in connection with (i) marketing the Series and the Adviser’s services to the Trust, (ii) providing ongoing information to existing shareholders and (iii) providing any required regulatory disclosures.

(c) The confidentiality provisions of this Section 19 will not apply to any information that either party hereto can show: (i) is or subsequently becomes publicly available without breach of any obligation owed to the other party; (ii) became known to either party from a source other than the other party, and without breach of an obligation of confidentiality owed to the other party; (iii) is independently developed by either party without reference to the information required by this Agreement to be treated confidentially; or (iv) is used by either party in order to enforce any of its rights, claims or defenses under, or as otherwise contemplated in, this Agreement. Nothing in this Section 19 will be deemed to prevent a party from disclosing any information received hereunder pursuant to any applicable law, rule or regulation or in response to a request from a duly constituted regulatory, self-regulatory or other judicial authority with appropriate jurisdiction over such party.

20.          Use of Names.

(a) The Sub-Adviser acknowledges and agrees that the names “Guardian,” “Guardian Variable Products Trust,” “Park Avenue Institutional Advisers LLC,” and abbreviations or logos associated with those names, are the valuable property of the Adviser or its affiliates; that the Trust, has the right to use such names, abbreviations and logos; and that the Sub-Adviser shall use the names “Guardian,” “Guardian Variable Products Trust,” “Park Avenue Institutional Advisers LLC,” and associated abbreviations and logos, only in connection with the Sub-Adviser’s performance of its duties hereunder. Further, in any communication with the public and in any marketing communications of any sort, the Sub-Adviser agrees to obtain prior written approval from the Adviser before using or referring to “Guardian,” “Guardian Variable Products Trust,” “Park Avenue Institutional Advisers LLC,” or the Series or any abbreviations or logos associated with those names.

(b) The Adviser and the Trust are authorized to publish and distribute any information, including but not limited to registration statements, advertising or promotional material, regarding the provision of sub-investment advisory services by the Sub-Adviser pursuant to this Agreement and to use in advertising, publicity or otherwise the name of the Sub-Adviser, or any trade name, trademark, trade device, service mark, symbol or logo of the Sub-Adviser, without the prior written consent of the Sub-Adviser. In addition, the Adviser may distribute information regarding the provision of sub-investment advisory services by the Sub-Adviser to the Board without the prior written consent of the Sub-Adviser. The Adviser shall provide copies of such items to the Sub-Adviser upon request within a reasonable time following such use, publication or distribution.

21.	Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

22.	Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. To the extent required by applicable law, no amendment of this Agreement shall be effective until approved (i) by a vote of a majority of the Trustees who are not parties to this Agreement or Interested Persons of the Trust, and (ii) if the terms of this Agreement shall have changed, by a vote of a majority of the Series’ outstanding voting securities (except in the case of (ii), pursuant to the terms and conditions of the SEC order permitting it to modify this Agreement without such vote).

23.	Third-Party Beneficiaries. The Trust and the Series are intended third-party beneficiaries under this Agreement and are entitled to enforce this Agreement as if they were a party thereto. The parties to this Agreement do not intend for this Agreement to benefit any other third party, including without limitation a record owner or beneficial owner of shares of the Series. The terms of this Agreement may be enforced solely by a party to this Agreement, the Trust, and the Series.

24.	Survival. Sections 4, 8(b), 8(c), 8(d), 8(e), 8(f), 12, 13, 14, 15, 16, 17, 18, 19, 20, 23 and 27 shall survive the termination of this Agreement.

25.	Captions. The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

26.	Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

27.	Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York, and in accordance with the applicable provisions of the 1940 Act and the rules and regulations thereunder. To the extent that the applicable laws of the State of New York or any provisions herein conflict with the applicable provisions of the 1940 Act, the latter shall control.

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized officers to execute this Agreement as of the day and year first written above.

PARK AVENUE INSTITUTIONAL ADVISERS LLC

By:	/s/ John H. Walter
Name:	John H. Walter
Title:	Senior Vice President, Chief Financial Officer

BOSTON PARTNERS GLOBAL INVESTORS, INC.

By:	/s/ William G. Butterly, III
Name:	William G. Butterly, III
Title:	Chief Operating Officer

By:	/s/ Matthew J. Davis
Name:	Matthew J. Davis
Title:	Chief Financial Officer

Schedule A

to

Sub-Advisory Agreement between

Park Avenue Institutional Advisers LLC and

Boston Partners Global Investors, Inc.
Dated August 8, 2016
Amended as of May 1, 2025

Series	Fee (as an annual percentage of average daily net assets of the Series):

Guardian Large Cap Disciplined Value VIP Fund	0.40% on the first $100 million in assets;
0.30% on the next $150 million in assets; and
0.25% on assets over $250 million

Guardian Small Cap Value Diversified VIP Fund	0.37%